UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Taxable Bond Funds, Schwab Tax-Free Bond Funds and Schwab High Yield Municipal Bond Fund (effective July 1, 2021, Schwab High Yield Municipal Bond Fund changed its name to Schwab Opportunistic Municipal Bond Fund)

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)    (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Taxable Bond Funds, Schwab Tax-Free Bond Funds and Schwab High Yield Municipal Bond Fund (effective July 1, 2021, Schwab High Yield Municipal Bond Fund changed its name to Schwab Opportunistic Municipal Bond Fund)

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Explanatory Note: The Registrant is filing this amendment to its Form N-CSR for the period ended August 31, 2020, originally filed with the Securities and Exchange Commission on November 6, 2020 (Accession Number 0001193125-20-287811). This N-CSR amendment is being filed solely to file the letter of the former auditor of the Wasmer Schroeder High Yield Municipal Bond Fund, a series of Advisors Series Trust which re-organized into the Schwab High Yield Municipal Bond Fund (effective July 1, 2021, Schwab High Yield Municipal Bond Fund changed its name to Schwab Opportunistic Municipal Bond Fund), a series of Schwab Investments, as required by Item 13(a)(4) of Form N-CSR. Other than the aforementioned correction, this amended Form N-CSR does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures contained therein.

Item 1: Report(s) to Shareholders.

Annual Report  |  August 31, 2020
Schwab Taxable Bond Funds

Schwab Treasury Inflation
Protected Securities Index Fund
Schwab U.S. Aggregate
Bond Index Fund
Schwab Short-Term
Bond Index Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Three ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2020
Schwab Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	8.88%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)SM	8.99%
Fund Category: Morningstar Inflation Protected Bond[1]	8.00%
Performance Details	pages 7-9

Schwab U.S. Aggregate Bond Index Fund (Ticker Symbol: SWAGX)	6.33%
Bloomberg Barclays US Aggregate Bond Index	6.47%
Fund Category: Morningstar Intermediate Core Bond[1]	6.17%
Performance Details	pages 10-12

Schwab Short-Term Bond Index Fund (Ticker Symbol: SWSBX)	4.59%
Bloomberg Barclays US Government/Credit 1-5 Year Index	4.72%
Fund Category: Morningstar Short-Term Bond[1]	3.28%
Performance Details	pages 13-15
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab Taxable Bond Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The 12-month reporting period ended August 31, 2020 has been witness to a number of historic events that have significantly impacted lives on both a personal and economic level. This period was also one of the most volatile investing environments on record. Up until the last week of February, the outlook for bond yields was favorable. U.S. stock market performance was also strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. But the rapid spread of COVID-19 around the world brought many economies to an abrupt halt. A new record was set for the fastest U.S. market decline, with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% over just 22 trading days in late February and early March. Against this backdrop, the U.S. Federal Reserve cut interest rates to near zero in March and the bond market generally saw prices rise as yields pushed down to historic lows. (Bond yields and bond prices typically move in opposite directions.) By the end of the reporting period, however, stocks had rebounded. Major equity indices reached new highs in August, while bond yields remained relatively low. In this environment, the broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 6.5% during the 12-month period ended August 31, 2020, while the S&P 500® Index returned 21.9% during the same period.
This varied performance of asset classes is a good reminder of the importance of diversification. At Charles Schwab Investment Management, we believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. In addition to providing diversification, an allocation to fixed income can also provide income and help to manage overall portfolio volatility. Whether you are looking to capture the performance of U.S. investment grade bonds, short-term bonds, or inflation-protected securities, the Schwab Taxable Bond Funds are intended to offer simple, low-cost access to the fixed income market and can serve as part of the core of a diversified portfolio.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Taxable Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In addition to providing diversification, an allocation to fixed income can also provide income and help to manage overall portfolio volatility.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Taxable Bond Funds
The Investment Environment

For the 12-month reporting period ended August 31, 2020, most fixed-income markets generated positive returns. Up until the final week of the first half of the reporting period, global equity markets were positive, with major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. As investors flocked to the perceived safety of fixed-income securities, bond prices soared as yields were driven to historically low levels. (Bond yields and bond prices typically move in opposite directions.) By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S., historic volatility remained. By the end of the reporting period, several major market indices exceeded their February highs. Amid market volatility over the reporting period, most bonds rallied, driving yields lower. For the reporting period, the Bloomberg Barclays US Aggregate Bond Index, representing the broad U.S. bond market, returned 6.47%, while the Bloomberg Barclays US Government/Credit 1-5 Year Index returned 4.72%. The Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L) returned 8.99%.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. In December, an announced partial trade resolution between the U.S. and China helped ease market tensions. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third and fourth quarters of 2019, up from 2.0% in the second quarter, but in the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. GDP fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through August, dropping below double digits in August. Consumer confidence, which remained solid through February, also fell steeply in March and April. By June, consumer confidence recovered before falling again in July and August. Inflation crept up slightly in January and February, before retreating in March, April, and May, with April seeing the largest monthly decline since December 2008. Inflation began to climb again in June.
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Taxable Bond Funds
The Investment Environment (continued)

Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., the Fed enacted three interest rate cuts in the second half of 2019—in July, September, and October, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing. As the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates twice in 2020—by 0.50% in early March and by 1.00% in mid-March—resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment.
Outside the U.S., central banks were similarly accommodative. The European Central Bank held interest rates at 0.00%, unchanged since March 2016 and launched a new asset purchase program to counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March.
Over the reporting period, as a result of changes by the Fed, as equity markets plummeted, and as investors sought the perceived safety of asset classes such as fixed-income securities, demand for U.S. Treasuries surged, driving yields to historic lows. Over the reporting period, short-term rates fell steeply in response to the federal funds rate cuts, with the three-month U.S. Treasury yield falling from 1.99% to 0.11%. Longer-term yields, which are typically more influenced by economic growth and inflation expectations also fell, with the yield on the 10-year U.S. Treasury falling from 1.50% to 0.72%. Outside the U.S., bond yields generally remained low.
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Schwab Taxable Bond Funds
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and fixed-income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the options trading floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2016, Mr. McKissick worked at Denver Investments for 17 years, most recently as a director of fixed income and portfolio manager. In this role he co-managed multiple bond strategies, as well as oversaw the firm’s fixed-income business including the investment process, client service and other administrative functions.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of Schwab U.S. Aggregate Bond Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.
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Schwab Treasury Inflation Protected Securities Index Fund as of August 31, 2020

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of inflation-protected U.S. Treasury securities. To pursue its investment objective, the fund generally invests in securities that are included in the Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)SM (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Most fixed-income markets generated positive returns over the 12-month reporting period ended August 31, 2020 although they experienced volatility due to the growing COVID-19 pandemic. Up until late February, despite ongoing trade tensions, the U.S. economy continued to exhibit steady growth, albeit at a declining pace. In September and October 2019, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Federal Reserve (Fed) cut short-term interest rates twice and bond prices rose steadily throughout most of the first half of the period. (Bond yields and bond prices typically move in opposite directions.) However, beginning in late February, the rapidly expanding COVID-19 pandemic drove a sell-off that sent major equity indices into bear-market territory in record time. U.S. Treasury security prices rallied while corporate and higher-risk bond prices dropped. In response, the Fed enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the pandemic, including massive purchases of U.S. Treasuries to support smooth market functioning. By late March, corporate and higher-risk bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
U.S. Treasury yields ended the reporting period near historic lows with the yield on the three-month U.S. Treasury declining from 1.99% to 0.11% over the reporting period while the 10-year U.S. Treasury yield slid from 1.50% to 0.72%. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time. For the reporting period, U.S. Treasury Inflation Protected Securities generally outperformed both shorter- and longer-term U.S. Treasuries.
Performance. The fund returned 8.88% for the 12-month period ended August 31, 2020, while the comparative index returned 8.99%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s slight underperformance was primarily attributable to expenses.

Management views and portfolio holdings may have changed since the report date.
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Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	8.5 Yrs
Weighted Average Duration[3]	7.9 Yrs
By Credit Quality4

Portfolio holdings may have changed since the report date.
U.S. Treasury Inflation-Protected Securities (TIPS) generally have lower yields than conventional fixed rate bonds and will likely decline in price during periods of deflation, which could result in losses.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
[4]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2010 – August 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Treasury Inflation Protected Securities Index Fund (3/31/06)	8.88%	4.46%	3.46%
Bloomberg Barclays US Treasury Inflation-Linked Bond Index (Series-L)SM	8.99%	4.56%	3.68%
Fund Category: Morningstar Inflation Protected Bond [2]	8.00%	3.95%	3.08%
Fund Expense Ratio[3]: 0.05%

Yields1
30-Day SEC Yield	5.39%
12-Month Distribution Yield	1.41%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Treasury Inflation Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab U.S. Aggregate Bond Index Fund as of August 31, 2020

The Schwab U.S. Aggregate Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the broad U.S. investment-grade bond market. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Aggregate Bond Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Most fixed-income markets generated positive returns over the 12-month reporting period ended August 31, 2020 although they experienced volatility due to the growing COVID-19 pandemic. Up until late February, despite ongoing trade tensions, the U.S. economy continued to exhibit steady growth, albeit at a declining pace. In September and October 2019, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Federal Reserve (Fed) cut short-term interest rates twice and bond prices rose steadily throughout most of the first half of the period. (Bond yields and bond prices typically move in opposite directions.) However, beginning in late February, the rapidly expanding COVID-19 pandemic drove a sell-off that sent major equity indices into bear-market territory in record time. U.S. Treasury security prices rallied while corporate and higher-risk bond prices dropped. In response, the Fed enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the pandemic, including massive purchases of U.S. Treasuries to support smooth market functioning. By late March, corporate and higher-risk bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
U.S. Treasury yields ended the reporting period near historic lows with the yield on the three-month U.S. Treasury declining from 1.99% to 0.11% over the reporting period while the 10-year U.S. Treasury yield slid from 1.50% to 0.72%.
The corporate bond market experienced a significant increase of new bond supply during the period as issuers took advantage of low interest rates to refinance existing debt or issue new debt. After declining gradually through December then flattening for two months, credit spreads on investment-grade securities spiked in March to levels unseen since the 2008-2009 financial crisis. Spreads subsequently moderated but still ended the reporting period slightly higher than where they began. Spreads on mortgage-backed securities generally followed suit.
Performance. The fund returned 6.33% for the 12-month period ended August 31, 2020, while the index returned 6.47%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s slight underperformance was primarily attributable to expenses. Amid the market volatility over the reporting period, the fund experienced outflows in March, followed by inflows in April through August, that led the portfolio management team to trade prudently seeking to minimize transaction costs.
In addition, the fund held positions in TBAs, or “to-be-announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 2.8%, with a minimum exposure of 1.5% and maximum exposure of 5.5% over the period.

Management views and portfolio holdings may have changed since the report date.
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Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[4]	8.0 Yrs
Weighted Average Duration[4]	6.0 Yrs
By Credit Quality5

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 2.8% of net assets on August 31, 2020.
[3]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[4]	See Glossary for definitions of maturity and duration.
[5]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
[6]	Less than 0.05%.
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Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab U.S. Aggregate Bond Index Fund (2/23/17)	6.33%	5.09%
Bloomberg Barclays US Aggregate Bond Index	6.47%	5.24%
Fund Category: Morningstar Intermediate Core Bond [2]	6.17%	N/A
Fund Expense Ratio[3]: 0.04%

Yields1
30-Day SEC Yield	1.13%
12-Month Distribution Yield	2.51%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab U.S. Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Short-Term Bond Index Fund as of August 31, 2020

The Schwab Short-Term Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment-grade government related and corporate bonds with maturities between 1-5 years. To pursue its goal, the fund generally invests in securities that are included in the Bloomberg Barclays US Government/Credit 1-5 Year Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Most fixed-income markets generated positive returns over the 12-month reporting period ended August 31, 2020 although they experienced volatility due to the growing COVID-19 pandemic. Up until late February, despite ongoing trade tensions, the U.S. economy continued to exhibit steady growth, albeit at a declining pace. In September and October 2019, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Federal Reserve (Fed) cut short-term interest rates twice and bond prices rose steadily throughout most of the first half of the period. (Bond yields and bond prices typically move in opposite directions.) However, beginning in late February, the rapidly expanding COVID-19 pandemic drove a sell-off that sent major equity indices into bear-market territory in record time. U.S. Treasury security prices rallied while corporate and higher-risk bond prices dropped. In response, the Fed enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the pandemic, including massive purchases of U.S. Treasuries to support smooth market functioning. By late March, corporate and higher-risk bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
U.S. Treasury yields ended the reporting period near historic lows with the yield on the three-month U.S. Treasury declining from 1.99% to 0.11% over the reporting period while the 10-year U.S. Treasury yield slid from 1.50% to 0.72%.
The corporate bond market experienced a significant increase of new bond supply during the period as issuers took advantage of low interest rates to refinance existing debt or issue new debt. After declining gradually through December then flattening for two months, credit spreads on short-term investment-grade securities spiked in March to levels unseen since the 2008-2009 financial crisis. Spreads subsequently moderated but still ended the reporting period slightly higher than where they began.
Performance. The fund returned 4.59% for the 12-month period ended August 31, 2020, while the index returned 4.72%.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s slight underperformance was primarily attributable to expenses. Amid market volatility over the reporting period, the fund experienced outflows in March, followed by inflows in April through August, that led the portfolio management team to trade prudently seeking to minimize transaction costs.

Management views and portfolio holdings may have changed since the report date.
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Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	2.9 Yrs
Weighted Average Duration[3]	2.8 Yrs
By Credit Quality4

Portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Includes the fund’s position in money market mutual funds registered under the Investment Company Act of 1940, as amended.
[3]	See Glossary for definitions of maturity and duration.
[4]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2020)1

Average Annual Returns1
Fund and Inception Date	1 Year	Since Inception
Fund: Schwab Short-Term Bond Index Fund (2/23/17)	4.59%	3.16%
Bloomberg Barclays US Government/Credit 1-5 Year Index	4.72%	3.29%
Fund Category: Morningstar Short-Term Bond [2]	3.28%	N/A
Fund Expense Ratio[3]: 0.06%

Yields1
30-Day SEC Yield	0.32%
12-Month Distribution Yield	2.00%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership — Bloomberg Index Services Limited and its affiliates (collectively, Bloomberg) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Short-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Taxable Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2020 and held through August 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/20	Ending Account Value (Net of Expenses) at 8/31/20	Expenses Paid During Period 3/1/20-8/31/20[2]
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.05%	$1,000.00	$1,058.40	$0.26
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.85	$0.25
Schwab U.S. Aggregate Bond Index Fund
Actual Return	0.04%	$1,000.00	$1,029.10	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,024.90	$0.20
Schwab Short-Term Bond Index Fund
Actual Return	0.06%	$1,000.00	$1,022.10	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.80	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.
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Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16
Per-Share Data
Net asset value at beginning of period	$11.50	$10.97	$11.18	$11.39	$10.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.25	0.36	0.23	0.17
Net realized and unrealized gains (losses)	0.88	0.55	(0.28)	(0.20)	0.39
Total from investment operations	1.00	0.80	0.08	0.03	0.56
Less distributions:
Distributions from net investment income	(0.17)	(0.27)	(0.29)	(0.24)	(0.08)
Distributions from net realized gains	—	—	—	—	(0.03)
Total distributions	(0.17)	(0.27)	(0.29)	(0.24)	(0.11)
Net asset value at end of period	$12.33	$11.50	$10.97	$11.18	$11.39
Total return	8.88%	7.42%	0.71%	0.35%	5.22%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%	0.28% [2]	0.61%
Net operating expenses	N/A	N/A	N/A [3]	0.11% [2]	0.19%
Net investment income (loss)	1.05%	2.27%	3.29%	2.07%	1.54%
Portfolio turnover rate	29%	25%	18%	17%	24%
Net assets, end of period (x 1,000,000)	$1,429	$923	$746	$565	$309

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017 the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/17 is a blended ratio.
3
Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument interest will be paid based on a principal value, which is adjusted for any inflation or deflation.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.8% of net assets
U.S. Treasury Inflation Protected Securities
0.13%, 01/15/22	48,105,720	49,084,623
0.13%, 04/15/22	48,022,762	49,110,819
0.13%, 07/15/22	45,895,265	47,349,356
0.13%, 01/15/23	51,675,699	53,584,427
0.63%, 04/15/23	43,711,444	46,037,276
0.38%, 07/15/23	50,572,095	53,450,265
0.63%, 01/15/24	48,728,220	52,195,634
0.50%, 04/15/24	32,593,500	34,904,437
0.13%, 07/15/24	47,570,141	50,730,968
0.13%, 10/15/24	36,772,314	39,372,761
0.25%, 01/15/25	46,953,208	50,548,705
2.38%, 01/15/25	28,761,010	33,741,035
0.13%, 04/15/25	36,870,905	39,649,946
0.38%, 07/15/25	44,123,475	48,346,581
0.63%, 01/15/26	38,598,151	42,952,584
2.00%, 01/15/26	20,282,428	24,134,835
0.13%, 07/15/26	36,484,396	39,966,971
0.38%, 01/15/27	36,316,370	40,404,792
2.38%, 01/15/27	17,131,539	21,364,121
0.38%, 07/15/27	36,967,960	41,531,838
0.50%, 01/15/28	38,957,670	44,147,084
1.75%, 01/15/28	17,509,134	21,537,731
3.63%, 04/15/28	15,971,422	22,131,268
0.75%, 07/15/28	34,557,867	40,273,906
0.88%, 01/15/29	28,558,137	33,651,051
2.50%, 01/15/29	15,340,606	20,274,236
3.88%, 04/15/29	19,377,054	28,214,265
0.25%, 07/15/29	33,684,233	38,154,797
Security Rate, Maturity Date	Face Amount ($)	Value ($)
0.13%, 01/15/30	42,449,525	47,535,014
0.13%, 07/15/30	16,240,786	18,338,789
3.38%, 04/15/32	6,605,405	10,184,233
2.13%, 02/15/40	8,851,839	13,735,647
2.13%, 02/15/41	12,769,510	20,042,051
0.75%, 02/15/42	21,585,153	27,409,072
0.63%, 02/15/43	16,085,849	20,003,847
1.38%, 02/15/44	22,072,994	31,730,793
0.75%, 02/15/45	24,283,365	31,281,912
1.00%, 02/15/46	13,816,277	18,876,371
0.88%, 02/15/47	15,395,216	20,745,061
1.00%, 02/15/48	14,377,277	20,095,191
1.00%, 02/15/49	13,987,877	19,787,508
0.25%, 02/15/50	17,066,257	20,426,446
Total Treasuries
(Cost $1,291,887,041)		1,427,038,247
Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04% (a)	866,129	866,129
Total Other Investment Company
(Cost $866,129)		866,129
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$1,427,038,247	$—	$1,427,038,247
Other Investment Company[1]	866,129	—	—	866,129
Total	$866,129	$1,427,038,247	$—	$1,427,904,376
[1]	As categorized in Portfolio Holdings.
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Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $1,292,753,170)		$1,427,904,376
Receivables:
Investments sold		8,185,736
Fund shares sold		3,470,299
Interest		1,500,221
Dividends	+	67
Total assets		1,441,060,699
Liabilities
Payables:
Investments bought		10,739,856
Investment adviser fees		57,376
Fund shares redeemed	+	1,227,498
Total liabilities		12,024,730
Net Assets
Total assets		1,441,060,699
Total liabilities	–	12,024,730
Net assets		$1,429,035,969
Net Assets by Source
Capital received from investors		1,294,348,572
Total distributable earnings		134,687,397

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,429,035,969		115,865,930		$12.33

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See financial notes

Schwab Treasury Inflation Protected Securities Index Fund
Statement of Operations

For the period September 1, 2019 through August 31, 2020
Investment Income (Loss)
Interest		$12,058,644
Dividends	+	8,481
Total investment income		12,067,125
Expenses
Investment adviser fees		548,547
Total expenses	–	548,547
Net investment income		11,518,578
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,278,452
Net change in unrealized appreciation (depreciation) on investments	+	89,469,313
Net realized and unrealized gains		90,747,765
Increase in net assets resulting from operations		$102,266,343
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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/19-8/31/20		9/1/18-8/31/19
Net investment income		$11,518,578	$18,694,759
Net realized gains (losses)		1,278,452	(2,068,223)
Net change in unrealized appreciation (depreciation)	+	89,469,313	47,330,306
Increase in net assets from operations		102,266,343	63,956,842
Distributions to Shareholders
Total distributions		($14,928,816)	($19,431,771)

Transactions in Fund Shares
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		64,991,716	$758,806,135	31,229,259	$339,938,125
Shares reinvested		1,092,527	12,302,672	1,437,963	15,569,916
Shares redeemed	+	(30,488,166)	(352,832,230)	(20,392,723)	(222,851,445)
Net transactions in fund shares		35,596,077	$418,276,577	12,274,499	$132,656,596
Shares Outstanding and Net Assets
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		80,269,853	$923,421,865	67,995,354	$746,240,198
Total increase	+	35,596,077	505,614,104	12,274,499	177,181,667
End of period		115,865,930	$1,429,035,969	80,269,853	$923,421,865
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Schwab U.S. Aggregate Bond Index Fund
Financial Statements
Financial Highlights
	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.46	$9.78	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.25	0.28	0.25	0.12
Net realized and unrealized gains (losses)	0.40	0.69	(0.37)	0.17
Total from investment operations	0.65	0.97	(0.12)	0.29
Less distributions:
Distributions from net investment income	(0.27)	(0.29)	(0.26)	(0.13)
Net asset value at end of period	$10.84	$10.46	$9.78	$10.16
Total return	6.33%	10.15%	(1.17%)	2.88% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.04% [4]
Net investment income (loss)	2.32%	2.86%	2.52%	2.32% [4]
Portfolio turnover rate[5]	81%	91%	97%	39% [3],[6]
Net assets, end of period (x 1,000,000)	$4,697	$2,971	$2,006	$1,445

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
6
Portfolio turnover rate excludes in-kind transactions.
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 27.4% of net assets

Financial Institutions 8.3%
Banking 5.7%
Ally Financial, Inc.
4.13%, 02/13/22	250,000	259,486
3.05%, 06/05/23 (a)	200,000	207,689
5.13%, 09/30/24	150,000	168,205
5.80%, 05/01/25 (a)	150,000	173,396
8.00%, 11/01/31	450,000	613,167
American Express Co.
3.70%, 11/05/21 (a)	150,000	155,557
2.75%, 05/20/22 (a)	350,000	363,484
2.50%, 08/01/22 (a)	250,000	259,616
2.65%, 12/02/22	200,000	210,047
3.40%, 02/27/23 (a)	450,000	481,691
3.70%, 08/03/23 (a)	500,000	544,925
3.40%, 02/22/24 (a)	200,000	219,277
2.50%, 07/30/24 (a)	350,000	375,006
3.00%, 10/30/24 (a)	250,000	272,785
4.20%, 11/06/25 (a)	150,000	175,808
3.13%, 05/20/26 (a)	150,000	168,698
4.05%, 12/03/42	150,000	190,898
American Express Credit Corp.
2.70%, 03/03/22 (a)	400,000	413,550
3.30%, 05/03/27 (a)	250,000	286,408
Australia & New Zealand Banking Group Ltd.
2.30%, 06/01/21	250,000	253,729
2.55%, 11/23/21	250,000	256,894
2.63%, 05/19/22	250,000	259,936
2.05%, 11/21/22	250,000	259,443
Banco Santander S.A.
3.50%, 04/11/22	200,000	208,504
3.13%, 02/23/23	200,000	210,773
3.85%, 04/12/23	200,000	215,107
2.71%, 06/27/24	200,000	213,308
2.75%, 05/28/25	200,000	212,835
5.18%, 11/19/25	200,000	228,532
4.25%, 04/11/27	200,000	227,449
3.80%, 02/23/28	200,000	220,773
4.38%, 04/12/28	200,000	229,057
3.31%, 06/27/29	200,000	219,197
3.49%, 05/28/30	200,000	219,496
Bancolombia S.A.
3.00%, 01/29/25 (a)	200,000	203,398
BancorpSouth Bank
4.13%, 11/20/29 (a)(b)	50,000	49,978
Bank of America Corp.
5.70%, 01/24/22	474,000	508,744
2.50%, 10/21/22 (a)	500,000	512,102
3.30%, 01/11/23	800,000	853,912
3.12%, 01/20/23 (a)(b)	150,000	155,318
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.88%, 04/24/23 (a)(b)	450,000	466,924
2.82%, 07/21/23 (a)(b)	500,000	520,775
4.10%, 07/24/23	500,000	551,695
3.00%, 12/20/23 (a)(b)	1,150,000	1,212,525
4.13%, 01/22/24	500,000	559,360
3.55%, 03/05/24 (a)(b)	400,000	428,450
4.00%, 04/01/24	250,000	279,378
1.49%, 05/19/24 (a)(b)	200,000	205,021
3.86%, 07/23/24 (a)(b)	450,000	490,084
4.20%, 08/26/24	650,000	729,638
4.00%, 01/22/25	350,000	391,736
3.46%, 03/15/25 (a)(b)	450,000	491,782
3.95%, 04/21/25	450,000	506,563
3.88%, 08/01/25	250,000	285,880
3.09%, 10/01/25 (a)(b)	250,000	271,799
2.46%, 10/22/25 (a)(b)	350,000	371,234
3.37%, 01/23/26 (a)(b)	450,000	495,459
2.02%, 02/13/26 (a)(b)	250,000	260,823
4.45%, 03/03/26	600,000	696,006
3.50%, 04/19/26	500,000	567,750
1.32%, 06/19/26 (a)(b)	600,000	608,328
4.25%, 10/22/26	250,000	289,685
3.56%, 04/23/27 (a)(b)	750,000	843,682
3.25%, 10/21/27 (a)	200,000	222,993
4.18%, 11/25/27 (a)	350,000	403,725
3.82%, 01/20/28 (a)(b)	400,000	455,456
3.71%, 04/24/28 (a)(b)	250,000	283,895
3.59%, 07/21/28 (a)(b)	300,000	338,688
3.42%, 12/20/28 (a)(b)	1,200,000	1,343,736
3.97%, 03/05/29 (a)(b)	500,000	578,132
4.27%, 07/23/29 (a)(b)	550,000	650,771
3.97%, 02/07/30 (a)(b)	500,000	586,605
3.19%, 07/23/30 (a)(b)	400,000	445,224
2.88%, 10/22/30 (a)(b)	350,000	381,496
2.50%, 02/13/31 (a)(b)	800,000	844,448
2.59%, 04/29/31 (a)(b)	500,000	533,640
1.90%, 07/23/31 (a)(b)	600,000	604,944
6.11%, 01/29/37	400,000	576,254
4.24%, 04/24/38 (a)(b)	250,000	306,469
7.75%, 05/14/38	320,000	533,685
4.08%, 04/23/40 (a)(b)	450,000	546,232
2.68%, 06/19/41 (a)(b)	1,050,000	1,076,869
5.88%, 02/07/42	300,000	451,147
5.00%, 01/21/44	300,000	418,593
4.88%, 04/01/44	100,000	136,462
4.75%, 04/21/45	100,000	135,138
4.44%, 01/20/48 (a)(b)	350,000	455,401
3.95%, 01/23/49 (a)(b)	200,000	246,569
4.33%, 03/15/50 (a)(b)	550,000	715,099
4.08%, 03/20/51 (a)(b)	1,000,000	1,254,515
Bank of America NA
6.00%, 10/15/36	418,000	607,387
Bank of Montreal
1.90%, 08/27/21	300,000	305,022
2.90%, 03/26/22	400,000	416,234

24
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.35%, 09/11/22	250,000	260,413
2.55%, 11/06/22 (a)	250,000	261,583
3.30%, 02/05/24	250,000	272,936
2.50%, 06/28/24	200,000	214,138
1.85%, 05/01/25	350,000	367,546
4.34%, 10/05/28 (a)(b)	250,000	272,225
3.80%, 12/15/32 (a)(b)	200,000	222,629
BankUnited, Inc.
4.88%, 11/17/25 (a)	100,000	113,426
Barclays Bank PLC
1.70%, 05/12/22 (a)	250,000	254,781
Barclays PLC
3.20%, 08/10/21	200,000	205,148
3.68%, 01/10/23 (a)	250,000	259,319
4.61%, 02/15/23 (a)(b)	400,000	420,742
4.34%, 05/16/24 (a)(b)	200,000	216,711
4.38%, 09/11/24	200,000	216,884
3.65%, 03/16/25	350,000	383,334
3.93%, 05/07/25 (a)(b)	600,000	652,272
4.38%, 01/12/26	500,000	569,497
2.85%, 05/07/26 (a)(b)	350,000	370,185
5.20%, 05/12/26	500,000	569,377
4.34%, 01/10/28 (a)	200,000	225,770
4.84%, 05/09/28 (a)	450,000	501,916
4.97%, 05/16/29 (a)(b)	250,000	297,431
5.09%, 06/20/30 (a)(b)	300,000	347,664
2.65%, 06/24/31 (a)(b)	300,000	306,024
5.25%, 08/17/45	200,000	278,098
4.95%, 01/10/47	400,000	541,036
BBVA USA
2.88%, 06/29/22 (a)	250,000	257,279
3.88%, 04/10/25 (a)	250,000	269,814
BNP Paribas S.A.
3.25%, 03/03/23	95,000	101,769
4.25%, 10/15/24	200,000	223,362
BPCE S.A.
2.75%, 12/02/21	250,000	257,586
4.00%, 04/15/24	250,000	279,316
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	250,000	252,934
2.61%, 07/22/23 (a)(b)	150,000	155,949
3.50%, 09/13/23	350,000	382,471
3.10%, 04/02/24	200,000	216,654
2.25%, 01/28/25	200,000	212,429
Capital One Bank USA NA
3.38%, 02/15/23	250,000	264,911
2.28%, 01/28/26 (a)(b)	350,000	364,088
Capital One Financial Corp.
3.20%, 01/30/23 (a)	250,000	264,471
2.60%, 05/11/23 (a)	250,000	262,291
3.50%, 06/15/23	250,000	268,384
3.90%, 01/29/24 (a)	150,000	164,234
3.75%, 04/24/24 (a)	400,000	438,766
3.30%, 10/30/24 (a)	500,000	544,827
3.20%, 02/05/25 (a)	250,000	272,841
4.20%, 10/29/25 (a)	250,000	280,661
3.75%, 07/28/26 (a)	250,000	274,824
3.75%, 03/09/27 (a)	400,000	446,194
3.65%, 05/11/27 (a)	250,000	279,413
3.80%, 01/31/28 (a)	200,000	223,652
Citibank NA
3.40%, 07/23/21 (a)	250,000	256,403
3.65%, 01/23/24 (a)	250,000	275,140
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Citigroup, Inc.
2.35%, 08/02/21	250,000	254,781
2.90%, 12/08/21 (a)	350,000	360,481
4.50%, 01/14/22	500,000	529,002
2.75%, 04/25/22 (a)	350,000	362,653
4.05%, 07/30/22	150,000	159,841
2.70%, 10/27/22 (a)	150,000	156,839
2.31%, 11/04/22 (a)(b)	350,000	357,005
3.14%, 01/24/23 (a)(b)	400,000	413,858
3.50%, 05/15/23	350,000	375,238
2.88%, 07/24/23 (a)(b)	500,000	521,105
3.88%, 10/25/23	150,000	165,467
1.68%, 05/15/24 (a)(b)	250,000	256,710
4.04%, 06/01/24 (a)(b)	150,000	163,292
3.75%, 06/16/24	100,000	111,162
4.00%, 08/05/24	150,000	166,317
3.88%, 03/26/25	150,000	166,980
3.35%, 04/24/25 (a)(b)	450,000	489,613
3.30%, 04/27/25	300,000	333,477
4.40%, 06/10/25	650,000	741,793
5.50%, 09/13/25	524,000	626,735
3.70%, 01/12/26	500,000	567,095
4.60%, 03/09/26	345,000	401,759
3.11%, 04/08/26 (a)(b)	800,000	871,056
3.40%, 05/01/26	250,000	280,719
3.20%, 10/21/26 (a)	850,000	947,907
4.30%, 11/20/26	150,000	173,259
4.45%, 09/29/27	580,000	674,615
3.89%, 01/10/28 (a)(b)	450,000	513,493
3.67%, 07/24/28 (a)(b)	350,000	396,758
4.13%, 07/25/28	450,000	517,651
3.52%, 10/27/28 (a)(b)	700,000	783,601
4.08%, 04/23/29 (a)(b)	250,000	290,936
3.98%, 03/20/30 (a)(b)	550,000	639,435
2.98%, 11/05/30 (a)(b)	300,000	326,192
2.67%, 01/29/31 (a)(b)	350,000	373,254
4.41%, 03/31/31 (a)(b)	800,000	973,948
2.57%, 06/03/31 (a)(b)	800,000	848,204
6.63%, 06/15/32	200,000	281,502
5.88%, 02/22/33	100,000	132,069
6.00%, 10/31/33	150,000	204,204
6.13%, 08/25/36	100,000	136,753
3.88%, 01/24/39 (a)(b)	200,000	238,629
8.13%, 07/15/39	270,000	477,132
5.32%, 03/26/41 (a)(b)	450,000	634,723
5.88%, 01/30/42	130,000	193,972
6.68%, 09/13/43	200,000	312,655
5.30%, 05/06/44	200,000	270,002
4.65%, 07/30/45	180,000	239,080
4.75%, 05/18/46	330,000	424,179
4.28%, 04/24/48 (a)(b)	150,000	195,027
4.65%, 07/23/48 (a)	400,000	538,822
Citizens Bank NA
3.70%, 03/29/23 (a)	500,000	537,400
Citizens Financial Group, Inc.
2.85%, 07/27/26 (a)	150,000	165,763
3.25%, 04/30/30 (a)	250,000	278,486
Comerica, Inc.
4.00%, 02/01/29 (a)	250,000	289,621
Cooperatieve Rabobank UA
3.88%, 02/08/22	300,000	315,351
3.95%, 11/09/22	250,000	267,100
2.75%, 01/10/23	250,000	263,851
4.63%, 12/01/23	491,000	547,578
3.38%, 05/21/25	250,000	280,616
4.38%, 08/04/25	241,000	275,018
3.75%, 07/21/26	550,000	621,054

25
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 05/24/41	300,000	444,136
5.75%, 12/01/43	250,000	368,086
5.25%, 08/04/45	250,000	351,940
Credit Suisse AG
2.10%, 11/12/21	500,000	510,515
2.80%, 04/08/22	250,000	259,596
1.00%, 05/05/23	250,000	254,060
3.63%, 09/09/24	550,000	613,354
2.95%, 04/09/25	400,000	439,632
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500,000	531,192
3.80%, 06/09/23	500,000	540,615
3.75%, 03/26/25	500,000	554,792
4.55%, 04/17/26	500,000	586,342
4.88%, 05/15/45	500,000	683,745
Credit Suisse USA, Inc.
7.13%, 07/15/32	150,000	232,635
Deutsche Bank AG
4.25%, 10/14/21	550,000	568,958
3.30%, 11/16/22	250,000	259,404
3.95%, 02/27/23	400,000	422,946
3.70%, 05/30/24	300,000	320,842
3.96%, 11/26/25 (a)(b)	350,000	376,603
4.10%, 01/13/26	250,000	268,020
Discover Bank
3.35%, 02/06/23 (a)	500,000	530,892
4.65%, 09/13/28 (a)	500,000	587,975
Discover Financial Services
3.85%, 11/21/22	400,000	427,086
3.75%, 03/04/25 (a)	150,000	163,945
4.10%, 02/09/27 (a)	150,000	167,582
Fifth Third Bancorp
3.50%, 03/15/22 (a)	150,000	156,623
2.60%, 06/15/22 (a)	150,000	155,473
1.63%, 05/05/23 (a)	175,000	179,744
3.65%, 01/25/24 (a)	250,000	273,790
2.55%, 05/05/27 (a)	200,000	217,170
8.25%, 03/01/38	150,000	249,065
Fifth Third Bank
3.35%, 07/26/21 (a)	200,000	205,106
2.88%, 10/01/21 (a)	500,000	512,360
3.85%, 03/15/26 (a)	200,000	229,532
2.25%, 02/01/27 (a)	250,000	268,236
First Horizon National Corp.
3.55%, 05/26/23 (a)	200,000	210,659
4.00%, 05/26/25 (a)	150,000	163,391
First Republic Bank
4.63%, 02/13/47 (a)	250,000	311,286
Goldman Sachs Capital l
6.35%, 02/15/34	150,000	210,958
HSBC Bank USA NA
5.88%, 11/01/34	250,000	344,289
7.00%, 01/15/39	250,000	381,894
HSBC Holdings PLC
2.65%, 01/05/22	450,000	462,910
4.00%, 03/30/22	330,000	347,868
3.26%, 03/13/23 (a)(b)	600,000	623,334
3.60%, 05/25/23	200,000	215,272
3.03%, 11/22/23 (a)(b)	200,000	209,755
4.25%, 03/14/24	500,000	547,667
3.95%, 05/18/24 (a)(b)	400,000	432,170
3.80%, 03/11/25 (a)(b)	450,000	488,036
4.25%, 08/18/25	200,000	221,743
2.63%, 11/07/25 (a)(b)	400,000	420,408
4.30%, 03/08/26	400,000	459,358
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.65%, 04/18/26 (a)(b)	625,000	630,431
3.90%, 05/25/26	650,000	734,019
2.10%, 06/04/26 (a)(b)	300,000	307,941
4.29%, 09/12/26 (a)(b)	400,000	451,464
4.38%, 11/23/26	309,000	350,446
4.04%, 03/13/28 (a)(b)	400,000	450,622
4.58%, 06/19/29 (a)(b)	600,000	702,108
4.95%, 03/31/30	400,000	493,658
3.97%, 05/22/30 (a)(b)	450,000	511,506
2.85%, 06/04/31 (a)(b)	250,000	263,358
2.36%, 08/18/31 (a)(b)	450,000	456,291
7.63%, 05/17/32	200,000	285,271
6.50%, 05/02/36	200,000	278,091
6.50%, 09/15/37	505,000	705,465
6.80%, 06/01/38	400,000	577,198
6.10%, 01/14/42	200,000	294,925
5.25%, 03/14/44	200,000	261,801
HSBC USA, Inc.
3.50%, 06/23/24	150,000	164,657
Huntington Bancshares, Inc.
2.30%, 01/14/22 (a)	150,000	153,716
2.63%, 08/06/24 (a)	200,000	214,483
2.55%, 02/04/30 (a)	200,000	210,339
ING Groep N.V.
3.15%, 03/29/22	250,000	260,451
4.10%, 10/02/23	300,000	330,702
3.55%, 04/09/24	200,000	219,284
3.95%, 03/29/27	200,000	231,732
4.55%, 10/02/28	300,000	367,608
4.05%, 04/09/29	200,000	237,369
JPMorgan Chase & Co.
2.40%, 06/07/21 (a)	309,000	313,460
4.35%, 08/15/21	900,000	935,136
4.50%, 01/24/22	300,000	317,217
3.51%, 06/18/22 (a)(b)	200,000	205,059
3.25%, 09/23/22	380,000	402,386
2.97%, 01/15/23 (a)	750,000	776,081
3.20%, 01/25/23	563,000	599,981
3.21%, 04/01/23 (a)(b)	200,000	208,633
2.78%, 04/25/23 (a)(b)	500,000	518,802
3.38%, 05/01/23	250,000	267,869
2.70%, 05/18/23 (a)	300,000	317,105
3.88%, 02/01/24	250,000	277,160
3.56%, 04/23/24 (a)(b)	250,000	268,839
3.63%, 05/13/24	250,000	276,708
1.51%, 06/01/24 (a)(b)	200,000	205,105
3.80%, 07/23/24 (a)(b)	450,000	489,411
3.88%, 09/10/24	500,000	557,575
4.02%, 12/05/24 (a)(b)	450,000	497,068
3.13%, 01/23/25 (a)	745,000	814,024
3.22%, 03/01/25 (a)(b)	250,000	270,345
3.90%, 07/15/25 (a)	450,000	512,131
2.30%, 10/15/25 (a)(b)	250,000	264,064
2.01%, 03/13/26 (a)(b)	300,000	313,806
3.30%, 04/01/26 (a)	635,000	713,045
2.08%, 04/22/26 (a)(b)	700,000	736,071
3.20%, 06/15/26 (a)	250,000	280,060
2.95%, 10/01/26 (a)	550,000	609,757
4.13%, 12/15/26	450,000	527,193
3.96%, 01/29/27 (a)(b)	500,000	574,557
8.00%, 04/29/27	150,000	208,277
4.25%, 10/01/27	250,000	292,528
3.63%, 12/01/27 (a)	150,000	168,890
3.78%, 02/01/28 (a)(b)	500,000	572,410
3.54%, 05/01/28 (a)(b)	450,000	508,624
2.18%, 06/01/28 (a)(b)	300,000	314,285
3.51%, 01/23/29 (a)(b)	350,000	396,170

26
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.01%, 04/23/29 (a)(b)	300,000	350,088
4.20%, 07/23/29 (a)(b)	650,000	770,081
4.45%, 12/05/29 (a)(b)	450,000	544,250
3.70%, 05/06/30 (a)(b)	450,000	521,401
8.75%, 09/01/30	50,000	74,469
2.74%, 10/15/30 (a)(b)	550,000	597,297
4.49%, 03/24/31 (a)(b)	450,000	554,611
2.52%, 04/22/31 (a)(b)	750,000	803,895
2.96%, 05/13/31 (a)(b)	700,000	754,029
6.40%, 05/15/38	400,000	622,210
3.88%, 07/24/38 (a)(b)	400,000	481,628
5.50%, 10/15/40	230,000	334,054
3.11%, 04/22/41 (a)(b)	250,000	276,398
5.60%, 07/15/41	350,000	520,224
5.40%, 01/06/42	300,000	440,529
5.63%, 08/16/43	250,000	367,154
4.85%, 02/01/44	100,000	137,781
4.95%, 06/01/45	250,000	344,505
4.26%, 02/22/48 (a)(b)	350,000	448,416
4.03%, 07/24/48 (a)(b)	250,000	311,566
3.96%, 11/15/48 (a)(b)	800,000	982,140
3.90%, 01/23/49 (a)(b)	400,000	491,244
3.11%, 04/22/51 (a)(b)	400,000	436,406
KeyBank NA
2.50%, 11/22/21	250,000	256,586
2.30%, 09/14/22	250,000	259,245
3.38%, 03/07/23	250,000	267,856
1.25%, 03/10/23	250,000	254,855
3.40%, 05/20/26	250,000	281,404
KeyCorp
4.15%, 10/29/25	150,000	173,966
4.10%, 04/30/28	150,000	176,850
2.55%, 10/01/29	150,000	160,298
Lloyds Banking Group PLC
3.10%, 07/06/21	200,000	204,643
3.00%, 01/11/22	400,000	413,482
2.86%, 03/17/23 (a)(b)	400,000	413,272
1.33%, 06/15/23 (a)(b)	200,000	202,005
4.05%, 08/16/23	200,000	218,793
2.91%, 11/07/23 (a)(b)	450,000	470,963
3.90%, 03/12/24	250,000	275,149
4.50%, 11/04/24	200,000	221,092
4.45%, 05/08/25	200,000	229,475
4.58%, 12/10/25	200,000	225,887
2.44%, 02/05/26 (a)(b)	200,000	210,347
4.65%, 03/24/26	524,000	596,561
3.75%, 01/11/27	200,000	225,090
4.38%, 03/22/28	300,000	355,500
4.55%, 08/16/28	200,000	239,942
3.57%, 11/07/28 (a)(b)	200,000	223,599
5.30%, 12/01/45	200,000	278,620
4.34%, 01/09/48	300,000	376,681
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (a)	250,000	258,718
2.90%, 02/06/25 (a)	250,000	275,169
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	200,000	205,744
2.19%, 09/13/21	614,000	625,334
3.22%, 03/07/22	250,000	260,456
2.67%, 07/25/22	550,000	572,099
3.46%, 03/02/23	250,000	267,361
3.76%, 07/26/23	250,000	272,474
3.41%, 03/07/24	550,000	598,898
2.80%, 07/18/24	200,000	214,662
2.19%, 02/25/25	650,000	684,287
1.41%, 07/17/25	350,000	357,095
3.85%, 03/01/26	200,000	229,651
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.68%, 02/22/27	200,000	227,157
3.29%, 07/25/27	250,000	278,393
3.96%, 03/02/28	250,000	291,521
4.05%, 09/11/28	250,000	294,859
3.74%, 03/07/29	300,000	346,700
3.20%, 07/18/29	200,000	222,329
2.56%, 02/25/30	200,000	213,172
2.05%, 07/17/30	450,000	458,521
4.15%, 03/07/39	300,000	368,679
3.75%, 07/18/39	200,000	234,214
Mizuho Financial Group, Inc.
2.27%, 09/13/21	200,000	203,858
2.95%, 02/28/22	500,000	518,532
2.60%, 09/11/22	250,000	260,440
2.72%, 07/16/23 (a)(b)	200,000	207,567
1.24%, 07/10/24 (a)(b)	250,000	253,158
2.56%, 09/13/25 (a)(b)	200,000	211,070
2.23%, 05/25/26 (a)(b)	200,000	209,088
3.66%, 02/28/27	200,000	225,096
3.17%, 09/11/27	300,000	330,033
4.02%, 03/05/28	200,000	230,859
3.15%, 07/16/30 (a)(b)	200,000	220,354
2.87%, 09/13/30 (a)(b)	200,000	215,688
2.20%, 07/10/31 (a)(b)	250,000	255,966
Morgan Stanley
5.50%, 07/28/21	400,000	418,554
2.63%, 11/17/21	500,000	513,395
2.75%, 05/19/22	500,000	519,475
4.88%, 11/01/22	250,000	272,096
3.13%, 01/23/23	350,000	371,269
3.75%, 02/25/23	500,000	539,952
4.10%, 05/22/23	600,000	653,643
3.74%, 04/24/24 (a)(b)	800,000	865,388
3.88%, 04/29/24	250,000	278,145
3.70%, 10/23/24	500,000	558,830
2.72%, 07/22/25 (a)(b)	350,000	374,778
4.00%, 07/23/25	524,000	600,727
5.00%, 11/24/25	324,000	383,460
3.88%, 01/27/26	500,000	575,087
2.19%, 04/28/26 (a)(b)	500,000	527,427
3.13%, 07/27/26	500,000	558,885
6.25%, 08/09/26	412,000	531,117
4.35%, 09/08/26	300,000	350,000
3.63%, 01/20/27	450,000	514,145
3.95%, 04/23/27	500,000	568,435
3.59%, 07/22/28 (a)(b)	400,000	452,870
3.77%, 01/24/29 (a)(b)	500,000	575,317
4.43%, 01/23/30 (a)(b)	600,000	724,524
2.70%, 01/22/31 (a)(b)	750,000	810,487
3.62%, 04/01/31 (a)(b)	500,000	581,197
7.25%, 04/01/32	330,000	505,725
3.97%, 07/22/38 (a)(b)	250,000	301,889
4.46%, 04/22/39 (a)(b)	250,000	317,629
6.38%, 07/24/42	250,000	398,975
4.30%, 01/27/45	555,000	729,991
4.38%, 01/22/47	250,000	335,174
5.60%, 03/24/51 (a)(b)	550,000	849,024
MUFG Union Bank NA
3.15%, 04/01/22 (a)	250,000	260,793
National Australia Bank Ltd.
3.70%, 11/04/21	250,000	259,909
2.50%, 05/22/22	850,000	881,854
2.88%, 04/12/23	250,000	265,555
2.50%, 07/12/26	250,000	272,693
National Bank of Canada
2.10%, 02/01/23	250,000	259,026
0.90%, 08/15/23 (a)(b)	250,000	251,553

27
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Natwest Group PLC
6.13%, 12/15/22	400,000	439,030
3.50%, 05/15/23 (a)(b)	800,000	834,952
6.10%, 06/10/23	150,000	166,659
3.88%, 09/12/23	400,000	434,116
6.00%, 12/19/23	550,000	620,166
2.36%, 05/22/24 (a)(b)	200,000	207,175
5.13%, 05/28/24	350,000	387,074
4.52%, 06/25/24 (a)(b)	200,000	218,257
4.27%, 03/22/25 (a)(b)	200,000	219,841
3.07%, 05/22/28 (a)(b)	400,000	428,892
4.89%, 05/18/29 (a)(b)	500,000	596,175
3.75%, 11/01/29 (a)(b)	200,000	210,903
5.08%, 01/27/30 (a)(b)	200,000	243,795
4.45%, 05/08/30 (a)(b)	200,000	235,063
3.03%, 11/28/35 (a)(b)	250,000	249,100
Northern Trust Corp.
3.95%, 10/30/25	250,000	291,281
3.65%, 08/03/28 (a)	100,000	117,710
3.15%, 05/03/29 (a)	100,000	114,871
1.95%, 05/01/30 (a)	200,000	209,541
People's United Bank NA
4.00%, 07/15/24 (a)	250,000	271,778
PNC Bank NA
2.55%, 12/09/21 (a)	405,000	415,955
2.63%, 02/17/22 (a)	250,000	257,931
2.23%, 07/22/22 (a)(b)	250,000	254,165
2.70%, 11/01/22 (a)	250,000	261,675
2.03%, 12/09/22 (a)(b)	250,000	255,205
2.95%, 02/23/25 (a)	500,000	549,950
3.25%, 06/01/25 (a)	250,000	279,333
3.25%, 01/22/28 (a)	250,000	286,586
4.05%, 07/26/28	250,000	295,406
Regions Financial Corp.
2.75%, 08/14/22 (a)	200,000	208,443
3.80%, 08/14/23 (a)	250,000	272,894
2.25%, 05/18/25 (a)	200,000	212,592
7.38%, 12/10/37	100,000	149,496
Royal Bank of Canada
2.75%, 02/01/22	500,000	517,632
2.80%, 04/29/22	200,000	208,118
1.95%, 01/17/23	200,000	207,340
3.70%, 10/05/23	350,000	384,421
2.55%, 07/16/24	150,000	161,334
2.25%, 11/01/24	200,000	213,054
1.15%, 06/10/25	350,000	356,694
4.65%, 01/27/26	150,000	177,834
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	830,000	862,822
3.40%, 01/18/23 (a)	200,000	209,885
3.50%, 06/07/24 (a)	200,000	215,213
3.45%, 06/02/25 (a)	200,000	215,747
4.50%, 07/17/25 (a)	100,000	111,193
3.24%, 10/05/26 (a)(c)	150,000	160,256
4.40%, 07/13/27 (a)	150,000	167,501
Santander UK Group Holdings PLC
2.88%, 08/05/21	200,000	204,552
3.37%, 01/05/24 (a)(b)	300,000	315,347
4.80%, 11/15/24 (a)(b)	200,000	222,525
1.53%, 08/21/26 (a)(b)	400,000	400,606
3.82%, 11/03/28 (a)(b)	250,000	280,249
Santander UK PLC
3.40%, 06/01/21	200,000	204,680
3.75%, 11/15/21	200,000	208,195
2.88%, 06/18/24	200,000	216,481
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	300,000	305,151
State Street Corp.
2.83%, 03/30/23 (a)(b)(c)	150,000	155,595
2.65%, 05/15/23 (a)(b)	150,000	156,059
3.10%, 05/15/23	200,000	214,317
3.78%, 12/03/24 (a)(b)	200,000	220,579
3.30%, 12/16/24	300,000	335,310
2.35%, 11/01/25 (a)(b)	200,000	213,487
2.65%, 05/19/26	250,000	277,296
4.14%, 12/03/29 (a)(b)	250,000	304,448
2.40%, 01/24/30	100,000	108,813
3.15%, 03/30/31 (a)(b)(c)	100,000	114,844
Sumitomo Mitsui Banking Corp.
3.95%, 01/10/24	250,000	275,595
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	200,000	203,026
2.44%, 10/19/21	200,000	204,499
2.78%, 07/12/22	400,000	416,824
2.78%, 10/18/22	250,000	261,925
3.10%, 01/17/23	750,000	796,155
3.75%, 07/19/23	200,000	217,915
2.70%, 07/16/24	450,000	481,583
2.45%, 09/27/24	200,000	212,876
2.35%, 01/15/25	200,000	212,308
1.47%, 07/08/25	200,000	204,831
3.78%, 03/09/26	600,000	687,753
2.63%, 07/14/26	200,000	217,257
3.01%, 10/19/26	250,000	276,753
3.45%, 01/11/27	200,000	224,930
3.36%, 07/12/27	200,000	223,642
3.94%, 07/19/28	250,000	291,069
4.31%, 10/16/28	250,000	298,056
3.04%, 07/16/29	600,000	658,875
3.20%, 09/17/29	100,000	108,870
2.72%, 09/27/29	200,000	215,100
2.75%, 01/15/30	200,000	215,768
2.13%, 07/08/30	300,000	307,892
SVB Financial Group
3.13%, 06/05/30 (a)	200,000	224,254
Svenska Handelsbanken AB
3.90%, 11/20/23	250,000	277,323
Synchrony Bank
3.00%, 06/15/22 (a)	250,000	258,515
Synchrony Financial
2.85%, 07/25/22 (a)	200,000	207,160
4.38%, 03/19/24 (a)	150,000	161,669
4.50%, 07/23/25 (a)	250,000	273,201
3.95%, 12/01/27 (a)	200,000	211,703
5.15%, 03/19/29 (a)	150,000	172,032
Synovus Financial Corp.
3.13%, 11/01/22 (a)	50,000	51,667
The Bank of New York Mellon Corp.
3.55%, 09/23/21 (a)	200,000	206,440
1.95%, 08/23/22	200,000	206,661
1.85%, 01/27/23 (a)	200,000	206,979
2.95%, 01/29/23 (a)	250,000	264,910
3.50%, 04/28/23	200,000	217,296
2.66%, 05/16/23 (a)(b)	300,000	311,303
2.20%, 08/16/23 (a)	250,000	262,375
3.65%, 02/04/24 (a)	500,000	552,165
3.25%, 09/11/24 (a)	200,000	221,030
2.10%, 10/24/24	200,000	213,333
2.80%, 05/04/26 (a)	200,000	223,431
2.45%, 08/17/26 (a)	150,000	164,372
3.44%, 02/07/28 (a)(b)	150,000	173,862

28
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.85%, 04/28/28	600,000	728,331
3.00%, 10/30/28 (a)	150,000	168,327
The Bank of Nova Scotia
2.80%, 07/21/21	200,000	204,595
2.70%, 03/07/22	100,000	103,702
2.45%, 09/19/22	200,000	208,632
2.00%, 11/15/22	200,000	206,973
1.95%, 02/01/23	200,000	207,269
1.63%, 05/01/23	500,000	514,885
3.40%, 02/11/24	150,000	164,048
2.20%, 02/03/25	200,000	212,621
1.30%, 06/11/25	400,000	409,538
4.50%, 12/16/25	150,000	174,488
2.70%, 08/03/26	200,000	221,558
The Goldman Sachs Group, Inc.
5.25%, 07/27/21 (d)	600,000	626,664
2.35%, 11/15/21 (a)	400,000	401,592
5.75%, 01/24/22	912,000	979,132
3.00%, 04/26/22 (a)	500,000	508,155
2.88%, 10/31/22 (a)(b)	500,000	513,110
3.63%, 01/22/23	400,000	429,512
3.20%, 02/23/23 (a)	150,000	159,703
2.91%, 06/05/23 (a)(b)	550,000	571,604
2.91%, 07/24/23 (a)(b)	250,000	260,799
3.63%, 02/20/24 (a)	150,000	163,896
4.00%, 03/03/24	500,000	554,005
3.85%, 07/08/24 (a)	724,000	800,621
3.50%, 01/23/25 (a)	450,000	495,461
3.50%, 04/01/25 (a)	600,000	665,550
3.75%, 05/22/25 (a)	550,000	616,619
3.27%, 09/29/25 (a)(b)	450,000	490,408
4.25%, 10/21/25	300,000	341,349
3.75%, 02/25/26 (a)	250,000	283,473
3.50%, 11/16/26 (a)	550,000	615,095
5.95%, 01/15/27	157,000	194,595
3.85%, 01/26/27 (a)	600,000	684,315
3.69%, 06/05/28 (a)(b)	650,000	737,334
3.81%, 04/23/29 (a)(b)	450,000	515,353
4.22%, 05/01/29 (a)(b)	500,000	588,277
2.60%, 02/07/30 (a)	350,000	373,242
3.80%, 03/15/30 (a)	400,000	466,606
6.13%, 02/15/33	150,000	212,948
6.45%, 05/01/36	100,000	139,642
6.75%, 10/01/37	1,000,000	1,465,510
4.02%, 10/31/38 (a)(b)	650,000	768,722
4.41%, 04/23/39 (a)(b)	300,000	370,632
6.25%, 02/01/41	500,000	758,420
4.80%, 07/08/44 (a)	350,000	463,872
5.15%, 05/22/45	400,000	533,586
4.75%, 10/21/45 (a)	300,000	401,773
The Huntington National Bank
2.50%, 08/07/22 (a)	250,000	259,758
3.55%, 10/06/23 (a)	250,000	272,945
The PNC Financial Services Group, Inc.
3.30%, 03/08/22 (a)	150,000	156,368
3.90%, 04/29/24 (a)	500,000	555,482
2.20%, 11/01/24 (a)	250,000	266,421
2.60%, 07/23/26 (a)	100,000	110,082
3.45%, 04/23/29 (a)	350,000	405,468
2.55%, 01/22/30 (a)	300,000	327,048
The Toronto-Dominion Bank
3.25%, 06/11/21	150,000	153,563
1.90%, 12/01/22	500,000	517,257
0.75%, 06/12/23	400,000	404,674
3.50%, 07/19/23	250,000	273,023
3.25%, 03/11/24	200,000	218,654
2.65%, 06/12/24	200,000	215,355
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.15%, 06/12/25	250,000	255,813
3.63%, 09/15/31 (a)(b)	300,000	342,020
Truist Bank
2.45%, 08/01/22 (a)	250,000	259,601
3.69%, 08/02/24 (a)(b)	500,000	544,475
2.15%, 12/06/24 (a)	250,000	265,574
1.50%, 03/10/25 (a)	300,000	310,925
3.63%, 09/16/25 (a)	491,000	557,508
4.05%, 11/03/25 (a)	400,000	466,436
2.25%, 03/11/30 (a)	250,000	261,158
Truist Financial Corp.
2.70%, 01/27/22 (a)	200,000	206,215
3.95%, 03/22/22 (a)	274,000	287,777
2.75%, 04/01/22 (a)	250,000	258,960
3.05%, 06/20/22 (a)	250,000	261,279
2.20%, 03/16/23 (a)	250,000	261,103
3.75%, 12/06/23 (a)	100,000	110,237
2.50%, 08/01/24 (a)	300,000	320,771
2.85%, 10/26/24 (a)	300,000	328,149
4.00%, 05/01/25 (a)	200,000	228,630
1.20%, 08/05/25 (a)	200,000	204,694
1.13%, 08/03/27 (a)	500,000	500,015
3.88%, 03/19/29 (a)	100,000	116,141
1.95%, 06/05/30 (a)	200,000	207,193
US Bancorp
2.63%, 01/24/22 (a)	500,000	515,255
2.95%, 07/15/22 (a)	200,000	209,439
3.70%, 01/30/24 (a)	500,000	553,290
3.38%, 02/05/24 (a)	300,000	328,332
2.40%, 07/30/24 (a)	200,000	214,011
1.45%, 05/12/25 (a)	300,000	311,685
2.38%, 07/22/26 (a)	100,000	109,644
3.15%, 04/27/27 (a)	600,000	681,633
3.00%, 07/30/29 (a)	150,000	166,640
1.38%, 07/22/30 (a)	400,000	397,772
US Bank NA
2.65%, 05/23/22 (a)	250,000	259,874
2.85%, 01/23/23 (a)	250,000	264,685
2.80%, 01/27/25 (a)	250,000	274,050
US Bank NA/Cincinnati OH
1.80%, 01/21/22 (a)	250,000	255,598
3.40%, 07/24/23 (a)	250,000	271,810
2.05%, 01/21/25 (a)	250,000	265,244
Wachovia Corp.
5.50%, 08/01/35	330,000	439,750
Webster Financial Corp.
4.10%, 03/25/29 (a)	50,000	54,404
Wells Fargo & Co.
2.10%, 07/26/21	724,000	735,573
3.50%, 03/08/22	450,000	470,720
2.63%, 07/22/22	500,000	520,057
3.07%, 01/24/23 (a)	700,000	724,563
3.45%, 02/13/23	443,000	471,150
4.13%, 08/15/23	250,000	273,701
4.48%, 01/16/24	150,000	167,375
3.75%, 01/24/24 (a)	850,000	929,466
1.65%, 06/02/24 (a)(b)	500,000	511,547
3.30%, 09/09/24	424,000	465,603
3.00%, 02/19/25	400,000	434,696
3.55%, 09/29/25	400,000	448,402
2.41%, 10/30/25 (a)(b)	400,000	421,720
2.16%, 02/11/26 (a)(b)	450,000	469,825
3.00%, 04/22/26	850,000	932,667
2.19%, 04/30/26 (a)(b)	500,000	523,660
4.10%, 06/03/26	550,000	623,131
3.00%, 10/23/26	600,000	662,397

29
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.20%, 06/17/27 (a)(b)	400,000	438,172
4.30%, 07/22/27	480,000	553,255
3.58%, 05/22/28 (a)(b)	500,000	561,352
2.39%, 06/02/28 (a)(b)	550,000	575,347
4.15%, 01/24/29 (a)	300,000	354,417
2.88%, 10/30/30 (a)(b)	500,000	538,845
2.57%, 02/11/31 (a)(b)	450,000	475,069
4.48%, 04/04/31 (a)(b)	600,000	733,359
5.38%, 02/07/35	200,000	274,361
3.07%, 04/30/41 (a)(b)	1,000,000	1,061,790
5.38%, 11/02/43	400,000	536,112
5.61%, 01/15/44	600,000	819,546
4.65%, 11/04/44	250,000	309,410
3.90%, 05/01/45	580,000	685,067
4.90%, 11/17/45	350,000	447,470
4.40%, 06/14/46	450,000	539,624
4.75%, 12/07/46	350,000	443,296
5.01%, 04/04/51 (a)(b)	850,000	1,170,956
Wells Fargo Bank NA
3.63%, 10/22/21 (a)	300,000	310,410
2.08%, 09/09/22 (a)(b)	400,000	406,326
3.55%, 08/14/23 (a)	500,000	543,485
5.85%, 02/01/37	250,000	344,600
6.60%, 01/15/38	250,000	371,834
Westpac Banking Corp.
2.00%, 08/19/21	300,000	305,072
2.80%, 01/11/22	200,000	206,810
2.50%, 06/28/22	250,000	259,911
2.75%, 01/11/23	250,000	263,581
3.65%, 05/15/23	500,000	542,670
3.30%, 02/26/24	200,000	218,050
2.35%, 02/19/25	250,000	267,606
2.85%, 05/13/26	200,000	222,325
3.35%, 03/08/27	150,000	172,611
3.40%, 01/25/28	250,000	291,170
2.65%, 01/16/30	100,000	111,282
2.89%, 02/04/30 (a)(b)	200,000	207,209
4.32%, 11/23/31 (a)(b)	250,000	282,913
4.11%, 07/24/34 (a)(b)	250,000	282,715
4.42%, 07/24/39	150,000	185,087
		267,383,209
Brokerage/Asset Managers/Exchanges 0.3%
Affiliated Managers Group, Inc.
4.25%, 02/15/24	100,000	110,363
3.30%, 06/15/30 (a)	150,000	161,169
Ameriprise Financial, Inc.
3.00%, 03/22/22	150,000	155,956
4.00%, 10/15/23	250,000	277,890
3.00%, 04/02/25 (a)	100,000	109,695
BGC Partners, Inc.
5.38%, 07/24/23	100,000	105,265
4.38%, 12/15/25 (a)(c)	350,000	353,971
BlackRock, Inc.
3.38%, 06/01/22	150,000	157,857
3.50%, 03/18/24	424,000	468,851
3.25%, 04/30/29 (a)	150,000	175,656
2.40%, 04/30/30 (a)	200,000	218,948
1.90%, 01/28/31 (a)	250,000	261,381
Brookfield Asset Management, Inc.
4.00%, 01/15/25 (a)	150,000	167,886
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	100,000	110,497
4.25%, 06/02/26 (a)	100,000	114,082
3.90%, 01/25/28 (a)	150,000	170,382
4.85%, 03/29/29 (a)	400,000	477,652
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.35%, 04/15/30 (a)	150,000	174,785
4.70%, 09/20/47 (a)	100,000	118,490
3.45%, 04/15/50 (a)	100,000	99,713
Cboe Global Markets, Inc.
3.65%, 01/12/27 (a)	100,000	114,772
Charles Schwab Corp.
2.65%, 01/25/23 (a)(e)	150,000	158,122
4.20%, 03/24/25 (a)(e)	150,000	174,274
3.85%, 05/21/25 (a)(e)	150,000	171,406
3.20%, 01/25/28 (a)(e)	150,000	171,118
4.00%, 02/01/29 (a)(e)	150,000	180,172
3.25%, 05/22/29 (a)(e)	200,000	231,464
4.63%, 03/22/30 (a)(e)	100,000	127,599
CME Group, Inc.
3.00%, 03/15/25 (a)	400,000	439,132
5.30%, 09/15/43 (a)	200,000	293,308
E*TRADE Financial Corp.
2.95%, 08/24/22 (a)	100,000	104,538
3.80%, 08/24/27 (a)	150,000	168,251
Eaton Vance Corp.
3.63%, 06/15/23	100,000	107,144
3.50%, 04/06/27 (a)	200,000	222,006
Franklin Resources, Inc.
2.85%, 03/30/25	100,000	109,704
Intercontinental Exchange, Inc.
0.70%, 06/15/23	200,000	201,541
3.45%, 09/21/23 (a)	100,000	108,524
3.75%, 12/01/25 (a)	250,000	285,236
3.10%, 09/15/27 (a)	100,000	111,429
3.75%, 09/21/28 (a)	400,000	466,756
2.10%, 06/15/30 (a)	250,000	260,276
1.85%, 09/15/32 (a)	250,000	253,957
2.65%, 09/15/40 (a)	250,000	254,457
4.25%, 09/21/48 (a)	150,000	189,453
3.00%, 06/15/50 (a)	400,000	421,812
3.00%, 09/15/60 (a)	250,000	260,665
Invesco Finance PLC
3.75%, 01/15/26	230,000	259,129
5.38%, 11/30/43	100,000	123,324
Jefferies Group LLC
5.13%, 01/20/23	150,000	164,553
6.25%, 01/15/36	100,000	122,753
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	500,000	570,727
4.15%, 01/23/30	200,000	226,364
Lazard Group LLC
4.50%, 09/19/28 (a)	150,000	173,415
4.38%, 03/11/29 (a)	100,000	115,182
Legg Mason, Inc.
4.75%, 03/15/26	150,000	179,248
5.63%, 01/15/44	75,000	103,030
Nasdaq, Inc.
3.85%, 06/30/26 (a)	150,000	172,957
3.25%, 04/28/50 (a)	100,000	107,723
Nomura Holdings, Inc.
2.65%, 01/16/25	200,000	210,986
1.85%, 07/16/25	400,000	408,368
3.10%, 01/16/30	400,000	428,422
2.68%, 07/16/30	300,000	311,991
Raymond James Financial, Inc.
4.65%, 04/01/30 (a)	100,000	122,412
4.95%, 07/15/46	150,000	193,087
Stifel Financial Corp.
4.25%, 07/18/24	100,000	110,652

30
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	150,000	155,666
3.75%, 04/01/24 (a)	100,000	110,929
3.63%, 04/01/25 (a)	150,000	168,864
2.75%, 10/01/29 (a)	100,000	111,923
		14,229,310
Finance Companies 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5.00%, 10/01/21	250,000	257,671
4.45%, 12/16/21 (a)	150,000	153,086
3.95%, 02/01/22 (a)	150,000	152,013
3.50%, 05/26/22 (a)	200,000	201,797
4.63%, 07/01/22	150,000	153,660
3.30%, 01/23/23 (a)	150,000	150,093
4.13%, 07/03/23 (a)	150,000	152,411
4.50%, 09/15/23 (a)	250,000	257,645
4.88%, 01/16/24 (a)	300,000	309,199
3.50%, 01/15/25 (a)	150,000	145,827
6.50%, 07/15/25 (a)	300,000	326,041
4.45%, 10/01/25 (a)	150,000	150,167
3.65%, 07/21/27 (a)	250,000	232,427
Air Lease Corp.
3.38%, 06/01/21	600,000	608,994
3.75%, 02/01/22 (a)	150,000	153,580
2.25%, 01/15/23	200,000	201,192
2.75%, 01/15/23 (a)	100,000	101,067
3.00%, 09/15/23 (a)	100,000	101,297
4.25%, 09/15/24 (a)	150,000	156,561
2.30%, 02/01/25 (a)	100,000	97,824
3.38%, 07/01/25 (a)	125,000	127,474
2.88%, 01/15/26 (a)	200,000	198,237
3.75%, 06/01/26 (a)	150,000	153,572
3.63%, 04/01/27 (a)	150,000	151,901
3.63%, 12/01/27 (a)	250,000	257,307
4.63%, 10/01/28 (a)	100,000	104,398
3.25%, 10/01/29 (a)	100,000	96,495
3.00%, 02/01/30 (a)	100,000	94,692
Aircastle Ltd.
5.50%, 02/15/22	100,000	102,167
4.40%, 09/25/23 (a)	150,000	148,631
4.13%, 05/01/24 (a)	100,000	97,076
4.25%, 06/15/26 (a)	300,000	279,921
Ares Capital Corp.
3.63%, 01/19/22 (a)	100,000	102,971
4.20%, 06/10/24 (a)	250,000	259,297
4.25%, 03/01/25 (a)	100,000	103,452
3.25%, 07/15/25 (a)	150,000	150,166
3.88%, 01/15/26 (a)	200,000	203,276
FS KKR Capital Corp.
4.63%, 07/15/24 (a)	100,000	100,565
4.13%, 02/01/25 (a)	100,000	99,410
GATX Corp.
3.25%, 09/15/26 (a)	200,000	213,236
3.85%, 03/30/27 (a)	150,000	164,744
3.50%, 03/15/28 (a)	150,000	161,554
4.70%, 04/01/29 (a)	150,000	176,120
GE Capital Funding LLC
3.45%, 05/15/25 (a)(c)	350,000	371,392
4.05%, 05/15/27 (a)(c)	200,000	212,324
4.40%, 05/15/30 (a)(c)	500,000	528,740
4.55%, 05/15/32 (a)(c)	250,000	265,581
GE Capital International Funding Co.
3.37%, 11/15/25	300,000	318,574
4.42%, 11/15/35	2,305,000	2,384,165
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Goldman Sachs BDC, Inc.
3.75%, 02/10/25 (a)	50,000	52,587
Main Street Capital Corp.
5.20%, 05/01/24	50,000	52,049
Oaktree Specialty Lending Corp.
3.50%, 02/25/25 (a)	50,000	50,456
Owl Rock Capital Corp.
5.25%, 04/15/24 (a)	100,000	106,471
3.75%, 07/22/25 (a)	100,000	99,999
4.25%, 01/15/26 (a)	250,000	252,594
		12,304,146
Financial Other 0.0%
Blackstone/GSO Secured Lending Fund
3.65%, 07/14/23 (c)	300,000	302,757
ORIX Corp.
4.05%, 01/16/24	100,000	109,880
3.25%, 12/04/24	200,000	217,794
3.70%, 07/18/27	100,000	113,208
The Andrew W Mellon Foundation
0.95%, 08/01/27 (a)	250,000	255,882
		999,521
Insurance 1.2%
Aegon NV
5.50%, 04/11/48 (a)(b)	200,000	219,791
Aetna, Inc.
2.75%, 11/15/22 (a)	100,000	104,404
2.80%, 06/15/23 (a)	250,000	264,447
3.50%, 11/15/24 (a)	100,000	110,280
6.63%, 06/15/36	100,000	143,165
6.75%, 12/15/37	150,000	216,960
4.13%, 11/15/42 (a)	100,000	115,162
4.75%, 03/15/44 (a)	150,000	188,493
3.88%, 08/15/47 (a)	150,000	174,905
Aflac, Inc.
3.63%, 06/15/23	200,000	217,812
3.63%, 11/15/24	100,000	112,939
2.88%, 10/15/26 (a)	100,000	111,076
3.60%, 04/01/30 (a)	150,000	176,114
4.75%, 01/15/49 (a)	200,000	261,678
Alleghany Corp.
3.63%, 05/15/30 (a)	200,000	225,132
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25 (a)	100,000	107,015
American Equity Investment Life Holding Co.
5.00%, 06/15/27 (a)	90,000	98,483
American Financial Group, Inc.
3.50%, 08/15/26 (a)	150,000	162,775
4.50%, 06/15/47 (a)	100,000	110,861
American International Group, Inc.
4.88%, 06/01/22	250,000	269,067
4.13%, 02/15/24	200,000	223,052
2.50%, 06/30/25 (a)	250,000	267,800
3.75%, 07/10/25 (a)	200,000	225,020
3.90%, 04/01/26 (a)	250,000	286,221
4.20%, 04/01/28 (a)	150,000	174,943
4.25%, 03/15/29 (a)	100,000	117,823
3.40%, 06/30/30 (a)	250,000	278,261
3.88%, 01/15/35 (a)	228,000	265,914
6.25%, 05/01/36	280,000	394,608
4.50%, 07/16/44 (a)	345,000	406,067
4.80%, 07/10/45 (a)	100,000	122,194
4.75%, 04/01/48 (a)	200,000	245,744

31
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.75%, 04/01/48 (a)(b)	100,000	110,635
4.38%, 06/30/50 (a)	200,000	236,745
4.38%, 01/15/55 (a)	250,000	295,190
8.18%, 05/15/58 (a)(b)	100,000	141,409
Anthem, Inc.
3.70%, 08/15/21 (a)	150,000	153,560
3.13%, 05/15/22	150,000	156,860
3.30%, 01/15/23	330,000	352,293
3.50%, 08/15/24 (a)	195,000	214,805
3.35%, 12/01/24 (a)	100,000	110,627
2.38%, 01/15/25 (a)	175,000	186,883
3.65%, 12/01/27 (a)	250,000	287,290
4.10%, 03/01/28 (a)	150,000	176,148
2.88%, 09/15/29 (a)	250,000	273,740
2.25%, 05/15/30 (a)	200,000	207,811
6.38%, 06/15/37	250,000	354,970
4.65%, 01/15/43	150,000	191,996
5.10%, 01/15/44	150,000	202,831
4.65%, 08/15/44 (a)	300,000	382,669
4.38%, 12/01/47 (a)	250,000	313,152
4.55%, 03/01/48 (a)	150,000	192,888
3.70%, 09/15/49 (a)	200,000	230,544
3.13%, 05/15/50 (a)	200,000	211,651
Aon Corp.
4.50%, 12/15/28 (a)	150,000	182,615
3.75%, 05/02/29 (a)	150,000	174,107
2.80%, 05/15/30 (a)	200,000	217,590
Aon PLC
3.50%, 06/14/24 (a)	500,000	549,795
4.60%, 06/14/44 (a)	150,000	192,949
4.75%, 05/15/45 (a)	100,000	131,471
Arch Capital Finance LLC
5.03%, 12/15/46 (a)	100,000	129,635
Arch Capital Group Ltd.
3.64%, 06/30/50 (a)	250,000	271,357
Arch Capital Group US, Inc.
5.14%, 11/01/43	185,000	240,402
Assurant, Inc.
4.20%, 09/27/23 (a)	150,000	161,549
3.70%, 02/22/30 (a)	100,000	104,525
Athene Holding Ltd.
4.13%, 01/12/28 (a)	150,000	163,912
6.15%, 04/03/30 (a)	100,000	120,974
AXA S.A.
8.60%, 12/15/30	250,000	380,226
AXIS Specialty Finance LLC
3.90%, 07/15/29 (a)	100,000	110,878
4.90%, 01/15/40 (a)(b)	50,000	48,098
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	100,000	104,587
1.85%, 03/12/30 (a)	100,000	104,198
5.75%, 01/15/40	150,000	232,430
4.30%, 05/15/43	300,000	390,481
4.20%, 08/15/48 (a)	600,000	762,999
4.25%, 01/15/49 (a)	350,000	455,698
Berkshire Hathaway, Inc.
3.40%, 01/31/22	250,000	261,402
2.75%, 03/15/23 (a)	430,000	454,572
3.13%, 03/15/26 (a)	550,000	616,784
4.50%, 02/11/43	100,000	134,648
Brighthouse Financial, Inc.
3.70%, 06/22/27 (a)	250,000	262,609
5.63%, 05/15/30 (a)	150,000	174,753
4.70%, 06/22/47 (a)	250,000	241,881
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Brown & Brown, Inc.
4.20%, 09/15/24 (a)	100,000	110,924
Chubb INA Holdings, Inc.
2.70%, 03/13/23	300,000	317,035
3.15%, 03/15/25	150,000	167,245
3.35%, 05/03/26 (a)	400,000	457,842
4.15%, 03/13/43	400,000	513,414
4.35%, 11/03/45 (a)	250,000	333,914
Cincinnati Financial Corp.
6.13%, 11/01/34	250,000	357,831
CNA Financial Corp.
3.95%, 05/15/24 (a)	100,000	110,756
4.50%, 03/01/26 (a)	150,000	176,653
3.45%, 08/15/27 (a)	150,000	166,192
3.90%, 05/01/29 (a)	100,000	114,572
2.05%, 08/15/30 (a)	250,000	249,524
CNO Financial Group, Inc.
5.25%, 05/30/29 (a)	150,000	174,880
Enstar Group Ltd.
4.95%, 06/01/29 (a)	100,000	111,383
Equitable Holdings, Inc.
3.90%, 04/20/23 (a)	150,000	161,667
4.35%, 04/20/28 (a)	350,000	400,760
5.00%, 04/20/48 (a)	350,000	420,108
Everest Reinsurance Holdings, Inc.
4.87%, 06/01/44	100,000	114,932
Fairfax Financial Holdings Ltd.
4.85%, 04/17/28 (a)	100,000	110,766
4.63%, 04/29/30 (a)(c)	200,000	220,873
Fidelity National Financial, Inc.
3.40%, 06/15/30 (a)	250,000	270,632
First American Financial Corp.
4.00%, 05/15/30 (a)	100,000	108,503
Globe Life, Inc.
4.55%, 09/15/28 (a)	100,000	119,001
2.15%, 08/15/30 (a)	250,000	250,925
Humana, Inc.
3.85%, 10/01/24 (a)	156,000	172,981
4.50%, 04/01/25 (a)	100,000	115,626
3.95%, 03/15/27 (a)	300,000	345,366
3.13%, 08/15/29 (a)	150,000	166,712
4.88%, 04/01/30 (a)	100,000	125,816
4.95%, 10/01/44 (a)	100,000	134,911
4.80%, 03/15/47 (a)	100,000	133,352
3.95%, 08/15/49 (a)	50,000	60,594
Kemper Corp.
4.35%, 02/15/25 (a)	100,000	110,280
Lincoln National Corp.
4.20%, 03/15/22	250,000	264,382
3.63%, 12/12/26 (a)	150,000	168,740
3.80%, 03/01/28 (a)	250,000	284,754
3.05%, 01/15/30 (a)	100,000	108,516
3.40%, 01/15/31 (a)	250,000	280,987
7.00%, 06/15/40	100,000	147,834
Loews Corp.
2.63%, 05/15/23 (a)	200,000	210,891
3.20%, 05/15/30 (a)	200,000	222,775
4.13%, 05/15/43 (a)	100,000	115,036
Manulife Financial Corp.
4.15%, 03/04/26	200,000	236,920
2.48%, 05/19/27 (a)	200,000	215,763
4.06%, 02/24/32 (a)(b)	500,000	537,162

32
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Markel Corp.
3.50%, 11/01/27 (a)	150,000	165,533
3.35%, 09/17/29 (a)	100,000	109,716
4.30%, 11/01/47 (a)	150,000	181,370
4.15%, 09/17/50 (a)	100,000	118,971
Marsh & McLennan Cos., Inc.
4.80%, 07/15/21 (a)	100,000	102,772
3.88%, 03/15/24 (a)	300,000	332,956
3.50%, 06/03/24 (a)	250,000	274,872
3.50%, 03/10/25 (a)	200,000	222,231
4.38%, 03/15/29 (a)	250,000	304,711
2.25%, 11/15/30 (a)	190,000	200,321
4.75%, 03/15/39 (a)	150,000	201,644
4.35%, 01/30/47 (a)	100,000	130,728
4.90%, 03/15/49 (a)	250,000	352,906
Mercury General Corp.
4.40%, 03/15/27 (a)	100,000	109,077
MetLife, Inc.
4.37%, 09/15/23	250,000	279,490
3.60%, 11/13/25 (a)	550,000	627,344
4.55%, 03/23/30 (a)	200,000	252,208
5.70%, 06/15/35	250,000	369,726
6.40%, 12/15/36 (a)	230,000	288,297
10.75%, 08/01/39 (a)(b)	75,000	123,353
5.88%, 02/06/41	150,000	221,722
4.13%, 08/13/42	200,000	246,998
4.88%, 11/13/43	150,000	202,627
4.72%, 12/15/44	100,000	132,330
4.05%, 03/01/45	350,000	427,940
4.60%, 05/13/46 (a)	100,000	132,813
Nationwide Financial Services, Inc.
6.75%, 05/15/37 (b)	40,000	47,471
Old Republic International Corp.
3.88%, 08/26/26 (a)	150,000	168,677
PartnerRe Finance B LLC
3.70%, 07/02/29 (a)	100,000	111,947
Principal Financial Group, Inc.
3.10%, 11/15/26 (a)	250,000	277,839
2.13%, 06/15/30 (a)	250,000	260,365
4.30%, 11/15/46 (a)	237,000	292,956
Prudential Financial, Inc.
4.50%, 11/16/21	178,000	186,893
3.50%, 05/15/24	200,000	222,599
2.10%, 03/10/30 (a)	200,000	211,733
6.63%, 12/01/37	350,000	529,098
3.00%, 03/10/40 (a)	250,000	271,391
5.88%, 09/15/42 (a)(b)	150,000	160,325
5.63%, 06/15/43 (a)(b)	330,000	354,874
4.60%, 05/15/44 (d)	300,000	373,209
5.38%, 05/15/45 (a)(b)	150,000	164,454
4.50%, 09/15/47 (a)(b)	100,000	106,988
3.91%, 12/07/47 (a)	350,000	401,632
5.70%, 09/15/48 (a)(b)	150,000	173,660
3.94%, 12/07/49 (a)	100,000	115,045
4.35%, 02/25/50 (a)	150,000	183,068
3.70%, 10/01/50 (a)(b)	200,000	206,259
3.70%, 03/13/51 (a)	200,000	225,615
Prudential PLC
3.13%, 04/14/30	100,000	110,725
Reinsurance Group of America, Inc.
3.90%, 05/15/29 (a)	200,000	227,391
3.15%, 06/15/30 (a)	200,000	217,301
RenaissanceRe Holdings Ltd.
3.60%, 04/15/29 (a)	150,000	169,040
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Allstate Corp.
3.15%, 06/15/23	100,000	107,789
3.28%, 12/15/26 (a)	150,000	172,977
5.35%, 06/01/33	250,000	344,341
5.55%, 05/09/35	150,000	223,808
4.50%, 06/15/43	200,000	256,984
4.20%, 12/15/46 (a)	100,000	126,333
3.85%, 08/10/49 (a)	100,000	121,404
5.75%, 08/15/53 (a)(b)	290,000	312,073
The Chubb Corp.
6.50%, 05/15/38	100,000	156,452
The Hanover Insurance Group, Inc.
2.50%, 09/01/30 (a)	200,000	203,756
The Hartford Financial Services Group, Inc.
2.80%, 08/19/29 (a)	150,000	162,899
6.10%, 10/01/41	230,000	329,086
4.40%, 03/15/48 (a)	100,000	124,159
The Progressive Corp.
2.45%, 01/15/27	250,000	272,539
4.00%, 03/01/29 (a)	150,000	180,964
3.20%, 03/26/30 (a)	100,000	115,668
6.25%, 12/01/32	150,000	223,414
3.70%, 01/26/45	200,000	242,354
4.20%, 03/15/48 (a)	250,000	328,547
3.95%, 03/26/50 (a)	100,000	129,063
The Travelers Cos., Inc.
6.75%, 06/20/36	150,000	232,951
5.35%, 11/01/40	100,000	141,157
4.60%, 08/01/43	200,000	264,867
4.00%, 05/30/47 (a)	300,000	373,374
4.10%, 03/04/49 (a)	100,000	126,641
2.55%, 04/27/50 (a)	400,000	398,216
Transatlantic Holdings, Inc.
8.00%, 11/30/39	100,000	156,054
UnitedHealth Group, Inc.
2.88%, 12/15/21	150,000	155,102
2.88%, 03/15/22 (a)	200,000	206,615
3.35%, 07/15/22	550,000	581,265
2.38%, 10/15/22	150,000	156,568
2.75%, 02/15/23 (a)	195,000	205,299
3.50%, 02/15/24	150,000	165,351
3.75%, 07/15/25	480,000	549,353
1.25%, 01/15/26 (a)	150,000	154,114
3.38%, 04/15/27	250,000	286,201
2.95%, 10/15/27	500,000	561,515
3.85%, 06/15/28	250,000	296,115
3.88%, 12/15/28	150,000	179,323
2.88%, 08/15/29	200,000	224,775
2.00%, 05/15/30 (a)	250,000	262,397
4.63%, 07/15/35	200,000	265,055
5.80%, 03/15/36	393,000	571,088
6.88%, 02/15/38	250,000	405,226
3.50%, 08/15/39 (a)	250,000	292,340
2.75%, 05/15/40 (a)	200,000	212,522
3.95%, 10/15/42 (a)	100,000	121,297
4.25%, 03/15/43 (a)	100,000	127,754
4.75%, 07/15/45	350,000	477,410
4.20%, 01/15/47 (a)	150,000	190,315
4.25%, 04/15/47 (a)	100,000	129,698
3.75%, 10/15/47 (a)	200,000	241,554
4.25%, 06/15/48 (a)	250,000	324,791
4.45%, 12/15/48 (a)	425,000	569,693
3.70%, 08/15/49 (a)	300,000	366,156
2.90%, 05/15/50 (a)	250,000	266,940
3.88%, 08/15/59 (a)	250,000	313,626
3.13%, 05/15/60 (a)	150,000	164,994

33
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Unum Group
4.50%, 03/15/25 (a)	175,000	194,911
4.00%, 06/15/29 (a)	150,000	164,533
4.50%, 12/15/49 (a)	100,000	100,784
Voya Financial, Inc.
5.70%, 07/15/43	150,000	199,430
4.70%, 01/23/48 (a)(b)	100,000	100,891
5.65%, 05/15/53 (a)(b)	100,000	104,865
Willis North America, Inc.
4.50%, 09/15/28 (a)	250,000	298,571
2.95%, 09/15/29 (a)	200,000	217,178
3.88%, 09/15/49 (a)	150,000	174,381
WR Berkley Corp.
4.00%, 05/12/50 (a)	150,000	175,497
XLIT Ltd.
4.45%, 03/31/25	150,000	169,103
5.25%, 12/15/43	130,000	180,135
		57,275,570
REITs 0.8%
Agree LP
2.90%, 10/01/30 (a)	250,000	257,489
Alexandria Real Estate Equities, Inc.
4.00%, 01/15/24 (a)	200,000	221,152
3.45%, 04/30/25 (a)	150,000	167,314
4.50%, 07/30/29 (a)	150,000	182,979
2.75%, 12/15/29 (a)	150,000	162,317
4.70%, 07/01/30 (a)	200,000	248,067
1.88%, 02/01/33 (a)	250,000	248,862
4.85%, 04/15/49 (a)	100,000	138,173
4.00%, 02/01/50 (a)	100,000	122,428
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	150,000	162,457
3.30%, 07/15/26 (a)	100,000	107,056
2.85%, 02/01/30 (a)	100,000	100,126
3.88%, 01/30/31 (a)	125,000	135,780
American Homes 4 Rent LP
4.25%, 02/15/28 (a)	100,000	114,359
4.90%, 02/15/29 (a)	100,000	119,483
AvalonBay Communities, Inc.
3.50%, 11/15/24 (a)	250,000	277,109
2.95%, 05/11/26 (a)	100,000	109,357
2.90%, 10/15/26 (a)	250,000	274,925
3.30%, 06/01/29 (a)	200,000	227,930
2.30%, 03/01/30 (a)	100,000	106,263
2.45%, 01/15/31 (a)	150,000	160,601
3.90%, 10/15/46 (a)	150,000	184,159
Boston Properties LP
3.85%, 02/01/23 (a)	500,000	534,422
3.13%, 09/01/23 (a)	250,000	265,117
3.80%, 02/01/24 (a)	195,000	212,206
3.65%, 02/01/26 (a)	150,000	167,740
2.75%, 10/01/26 (a)	100,000	108,162
4.50%, 12/01/28 (a)	150,000	178,876
2.90%, 03/15/30 (a)	300,000	318,309
3.25%, 01/30/31 (a)	200,000	218,630
Brandywine Operating Partnership LP
4.10%, 10/01/24 (a)	150,000	157,992
4.55%, 10/01/29 (a)	100,000	107,112
Brixmor Operating Partnership LP
3.85%, 02/01/25 (a)	150,000	159,151
4.13%, 06/15/26 (a)	150,000	163,527
4.13%, 05/15/29 (a)	150,000	161,763
4.05%, 07/01/30 (a)	450,000	484,382
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Camden Property Trust
4.10%, 10/15/28 (a)	200,000	237,715
3.15%, 07/01/29 (a)	150,000	168,695
3.35%, 11/01/49 (a)	50,000	55,803
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25 (a)	100,000	105,561
Corporate Office Properties LP
3.70%, 06/15/21 (a)	150,000	151,906
CubeSmart LP
3.13%, 09/01/26 (a)	150,000	162,275
4.38%, 02/15/29 (a)	100,000	118,274
CyrusOne LP/CyrusOne Finance Corp.
2.90%, 11/15/24 (a)	100,000	106,847
3.45%, 11/15/29 (a)	100,000	109,433
Digital Realty Trust LP
3.70%, 08/15/27 (a)	150,000	171,450
4.45%, 07/15/28 (a)	150,000	180,572
3.60%, 07/01/29 (a)	150,000	173,200
Duke Realty LP
3.75%, 12/01/24 (a)	150,000	166,042
3.25%, 06/30/26 (a)	230,000	254,036
2.88%, 11/15/29 (a)	50,000	55,050
1.75%, 07/01/30 (a)	250,000	251,311
3.05%, 03/01/50 (a)	50,000	54,425
EPR Properties
4.75%, 12/15/26 (a)	100,000	97,503
4.95%, 04/15/28 (a)	250,000	243,352
3.75%, 08/15/29 (a)	100,000	88,521
ERP Operating LP
4.63%, 12/15/21 (a)	195,000	203,389
3.38%, 06/01/25 (a)	100,000	110,918
2.85%, 11/01/26 (a)	150,000	166,552
3.00%, 07/01/29 (a)	100,000	111,396
2.50%, 02/15/30 (a)	200,000	215,485
4.50%, 07/01/44 (a)	150,000	194,848
4.50%, 06/01/45 (a)	100,000	130,599
4.00%, 08/01/47 (a)	100,000	123,860
Essex Portfolio LP
3.50%, 04/01/25 (a)	330,000	366,579
4.00%, 03/01/29 (a)	150,000	174,824
3.00%, 01/15/30 (a)	350,000	380,362
1.65%, 01/15/31 (a)	250,000	243,719
2.65%, 03/15/32 (a)	150,000	159,571
2.65%, 09/01/50 (a)	250,000	232,496
Federal Realty Investment Trust
3.95%, 01/15/24 (a)	175,000	190,238
3.25%, 07/15/27 (a)	100,000	106,843
3.50%, 06/01/30 (a)	100,000	108,475
4.50%, 12/01/44 (a)	100,000	116,428
Healthcare Trust of America Holdings LP
3.50%, 08/01/26 (a)	200,000	221,972
3.10%, 02/15/30 (a)	300,000	319,267
Healthpeak Properties, Inc.
4.25%, 11/15/23 (a)	12,000	13,178
4.20%, 03/01/24 (a)	300,000	330,754
3.88%, 08/15/24 (a)	100,000	111,584
3.40%, 02/01/25 (a)	200,000	221,791
3.25%, 07/15/26 (a)	150,000	168,027
3.50%, 07/15/29 (a)	150,000	168,829
3.00%, 01/15/30 (a)	100,000	108,891
Highwoods Realty LP
4.20%, 04/15/29 (a)	100,000	112,241
3.05%, 02/15/30 (a)	150,000	155,474
2.60%, 02/01/31 (a)	250,000	249,142

34
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Host Hotels & Resorts LP
3.88%, 04/01/24 (a)	100,000	104,158
4.00%, 06/15/25 (a)	180,000	188,399
3.38%, 12/15/29 (a)	150,000	146,911
3.50%, 09/15/30 (a)	325,000	321,596
Hudson Pacific Properties LP
4.65%, 04/01/29 (a)	100,000	113,125
3.25%, 01/15/30 (a)	350,000	361,193
Kilroy Realty LP
4.75%, 12/15/28 (a)	100,000	115,744
4.25%, 08/15/29 (a)	195,000	220,993
3.05%, 02/15/30 (a)	150,000	156,817
2.50%, 11/15/32 (a)	250,000	245,439
Kimco Realty Corp.
3.40%, 11/01/22 (a)	245,000	259,204
3.30%, 02/01/25 (a)	250,000	269,742
1.90%, 03/01/28 (a)	200,000	197,842
2.70%, 10/01/30 (a)	200,000	205,359
4.25%, 04/01/45 (a)	250,000	267,175
4.13%, 12/01/46 (a)	100,000	105,431
Lexington Realty Trust
2.70%, 09/15/30 (a)	200,000	202,991
Life Storage LP
3.88%, 12/15/27 (a)	150,000	166,768
4.00%, 06/15/29 (a)	100,000	112,809
Mid-America Apartments LP
4.00%, 11/15/25 (a)	100,000	113,766
4.20%, 06/15/28 (a)	150,000	175,358
3.95%, 03/15/29 (a)	50,000	58,222
2.75%, 03/15/30 (a)	100,000	108,136
1.70%, 02/15/31 (a)	250,000	246,329
National Retail Properties, Inc.
4.30%, 10/15/28 (a)	250,000	279,209
2.50%, 04/15/30 (a)	100,000	98,778
4.80%, 10/15/48 (a)	100,000	116,549
Office Properties Income Trust
4.00%, 07/15/22 (a)	150,000	150,020
4.25%, 05/15/24 (a)	150,000	153,259
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (a)	496,000	527,374
4.75%, 01/15/28 (a)	100,000	108,108
3.63%, 10/01/29 (a)	150,000	151,637
Physicians Realty LP
4.30%, 03/15/27 (a)	100,000	106,890
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	103,120
3.15%, 08/15/30 (a)	200,000	196,461
Prologis LP
4.25%, 08/15/23 (a)	309,000	344,844
4.38%, 02/01/29 (a)	150,000	185,907
2.25%, 04/15/30 (a)	350,000	374,706
1.25%, 10/15/30 (a)	250,000	244,849
3.00%, 04/15/50 (a)	150,000	163,894
2.13%, 10/15/50 (a)	200,000	185,100
Public Storage
3.39%, 05/01/29 (a)	150,000	175,003
Realty Income Corp.
4.65%, 08/01/23 (a)	300,000	333,700
3.88%, 04/15/25 (a)	150,000	170,093
4.13%, 10/15/26 (a)	100,000	116,221
3.00%, 01/15/27 (a)	330,000	357,811
3.25%, 01/15/31 (a)	200,000	222,934
4.65%, 03/15/47 (a)	150,000	197,281
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Regency Centers LP
4.13%, 03/15/28 (a)	150,000	167,237
3.70%, 06/15/30 (a)	200,000	220,531
4.40%, 02/01/47 (a)	100,000	113,234
4.65%, 03/15/49 (a)	200,000	234,014
Retail Properties of America, Inc.
4.75%, 09/15/30 (a)	200,000	198,630
Sabra Health Care LP/Sabra Capital Corp.
3.90%, 10/15/29 (a)	150,000	145,901
Simon Property Group LP
2.50%, 07/15/21 (a)	150,000	151,952
2.35%, 01/30/22 (a)	750,000	765,307
2.75%, 02/01/23 (a)	200,000	208,314
2.00%, 09/13/24 (a)	250,000	258,774
3.50%, 09/01/25 (a)	250,000	275,226
3.25%, 11/30/26 (a)	250,000	275,065
3.38%, 12/01/27 (a)	100,000	108,502
2.45%, 09/13/29 (a)	250,000	250,112
6.75%, 02/01/40 (a)	250,000	356,966
4.25%, 11/30/46 (a)	150,000	166,711
3.25%, 09/13/49 (a)	150,000	143,128
3.80%, 07/15/50 (a)	250,000	260,306
SITE Centers Corp.
3.63%, 02/01/25 (a)	150,000	153,878
4.70%, 06/01/27 (a)	100,000	106,297
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	100,000	102,153
Spirit Realty LP
4.45%, 09/15/26 (a)	100,000	107,506
3.40%, 01/15/30 (a)	150,000	150,050
3.20%, 02/15/31 (a)	250,000	245,122
STORE Capital Corp.
4.50%, 03/15/28 (a)	100,000	106,980
Tanger Properties LP
3.88%, 07/15/27 (a)	100,000	96,391
UDR, Inc.
2.95%, 09/01/26 (a)	150,000	162,643
3.50%, 01/15/28 (a)	250,000	278,924
3.20%, 01/15/30 (a)	200,000	225,009
2.10%, 08/01/32 (a)	150,000	151,032
Ventas Realty LP
3.50%, 04/15/24 (a)	100,000	107,133
2.65%, 01/15/25 (a)	300,000	314,415
3.50%, 02/01/25 (a)	150,000	161,780
3.25%, 10/15/26 (a)	100,000	106,697
3.85%, 04/01/27 (a)	250,000	269,769
4.40%, 01/15/29 (a)	350,000	392,325
4.75%, 11/15/30 (a)	100,000	113,869
5.70%, 09/30/43 (a)	100,000	118,280
4.38%, 02/01/45 (a)	200,000	207,547
VEREIT Operating Partnership LP
4.60%, 02/06/24 (a)	200,000	215,498
3.95%, 08/15/27 (a)	150,000	160,699
3.40%, 01/15/28 (a)	200,000	207,792
3.10%, 12/15/29 (a)	100,000	101,217
Vornado Realty LP
3.50%, 01/15/25 (a)	250,000	259,540
Welltower, Inc.
3.75%, 03/15/23 (a)	150,000	159,082
4.50%, 01/15/24 (a)	200,000	219,988
3.63%, 03/15/24 (a)	300,000	325,414
4.00%, 06/01/25 (a)	150,000	169,443
4.25%, 04/01/26 (a)	500,000	572,822
4.13%, 03/15/29 (a)	250,000	281,907

35
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 01/15/31 (a)	250,000	255,035
4.95%, 09/01/48 (a)	100,000	121,392
WP Carey, Inc.
4.00%, 02/01/25 (a)	100,000	109,285
4.25%, 10/01/26 (a)	150,000	168,188
		36,367,745
		388,559,501

Industrial 16.8%
Basic Industry 0.8%
Air Products & Chemicals, Inc.
1.50%, 10/15/25 (a)	250,000	260,790
2.05%, 05/15/30 (a)	200,000	211,593
2.70%, 05/15/40 (a)	200,000	214,818
2.80%, 05/15/50 (a)	200,000	213,147
Airgas, Inc.
3.65%, 07/15/24 (a)	95,000	105,138
Albemarle Corp.
5.45%, 12/01/44 (a)	50,000	53,883
Barrick Gold Corp.
5.25%, 04/01/42	100,000	137,621
Barrick North America Finance LLC
5.70%, 05/30/41	100,000	141,740
5.75%, 05/01/43	150,000	219,908
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	250,000	357,782
BHP Billiton Finance (USA) Ltd.
3.25%, 11/21/21	150,000	155,117
2.88%, 02/24/22	150,000	155,275
3.85%, 09/30/23	200,000	220,951
6.42%, 03/01/26	150,000	191,400
4.13%, 02/24/42	95,000	120,169
5.00%, 09/30/43	600,000	857,310
Cabot Corp.
4.00%, 07/01/29 (a)	150,000	159,923
Celanese US Holdings LLC
4.63%, 11/15/22	100,000	107,939
3.50%, 05/08/24 (a)	100,000	107,297
Celulosa Arauco y Constitucion S.A.
3.88%, 11/02/27 (a)	200,000	213,588
Domtar Corp.
4.40%, 04/01/22 (a)	150,000	154,713
DuPont de Nemours, Inc.
2.17%, 05/01/23	500,000	510,162
4.21%, 11/15/23 (a)	400,000	442,280
4.49%, 11/15/25 (a)	250,000	290,974
4.73%, 11/15/28 (a)	400,000	487,716
5.32%, 11/15/38 (a)	350,000	451,099
5.42%, 11/15/48 (a)	400,000	547,646
Eastman Chemical Co.
3.60%, 08/15/22 (a)	200,000	209,768
3.80%, 03/15/25 (a)	150,000	166,261
4.80%, 09/01/42 (a)	250,000	298,400
Ecolab, Inc.
4.35%, 12/08/21	122,000	127,867
2.38%, 08/10/22 (a)	150,000	155,684
2.70%, 11/01/26 (a)	150,000	168,497
3.25%, 12/01/27 (a)	150,000	170,771
4.80%, 03/24/30 (a)	200,000	254,431
1.30%, 01/30/31 (a)	200,000	195,606
5.50%, 12/08/41	150,000	218,342
2.13%, 08/15/50 (a)	250,000	231,517
Security Rate, Maturity Date	Face Amount ($)	Value ($)
EI du Pont de Nemours & Co.
1.70%, 07/15/25 (a)	200,000	208,349
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (a)	100,000	105,324
5.50%, 01/17/27	100,000	111,412
FMC Corp.
3.20%, 10/01/26 (a)	100,000	112,139
3.45%, 10/01/29 (a)	100,000	112,117
4.50%, 10/01/49 (a)	100,000	125,925
Georgia-Pacific LLC
7.75%, 11/15/29	150,000	225,035
8.88%, 05/15/31	100,000	163,985
Huntsman International LLC
5.13%, 11/15/22 (a)	150,000	161,264
4.50%, 05/01/29 (a)	100,000	111,326
International Flavors & Fragrances, Inc.
4.45%, 09/26/28 (a)	100,000	116,265
4.38%, 06/01/47 (a)	200,000	228,137
5.00%, 09/26/48 (a)	150,000	187,415
International Paper Co.
3.65%, 06/15/24 (a)	200,000	221,386
3.80%, 01/15/26 (a)	150,000	171,379
3.00%, 02/15/27 (a)	150,000	165,086
5.00%, 09/15/35 (a)	250,000	323,396
7.30%, 11/15/39	100,000	145,703
6.00%, 11/15/41 (a)	200,000	271,132
4.80%, 06/15/44 (a)	100,000	122,888
4.40%, 08/15/47 (a)	400,000	484,316
4.35%, 08/15/48 (a)	100,000	120,583
Kinross Gold Corp.
5.13%, 09/01/21 (a)	150,000	154,985
4.50%, 07/15/27 (a)	100,000	114,373
LYB International Finance BV
4.00%, 07/15/23	150,000	163,443
5.25%, 07/15/43	150,000	184,318
4.88%, 03/15/44 (a)	150,000	179,058
LYB International Finance II BV
3.50%, 03/02/27 (a)	250,000	278,452
LYB International Finance III LLC
2.88%, 05/01/25 (a)	100,000	107,505
3.38%, 05/01/30 (a)	300,000	327,586
4.20%, 10/15/49 (a)	100,000	110,844
4.20%, 05/01/50 (a)	250,000	276,080
LyondellBasell Industries N.V.
6.00%, 11/15/21 (a)	250,000	262,944
4.63%, 02/26/55 (a)	100,000	114,503
Newmont Corp.
3.50%, 03/15/22 (a)	200,000	207,931
3.70%, 03/15/23 (a)	27,000	28,678
2.80%, 10/01/29 (a)	100,000	108,685
2.25%, 10/01/30 (a)	100,000	104,674
5.88%, 04/01/35	100,000	145,197
4.88%, 03/15/42 (a)	330,000	455,289
5.45%, 06/09/44 (a)	100,000	141,322
Nucor Corp.
2.00%, 06/01/25 (a)	250,000	262,494
3.95%, 05/01/28 (a)	250,000	292,166
2.70%, 06/01/30 (a)	250,000	269,886
5.20%, 08/01/43 (a)	200,000	268,558
4.40%, 05/01/48 (a)	100,000	127,810
Nutrien Ltd.
3.15%, 10/01/22 (a)	195,000	204,290
1.90%, 05/13/23	200,000	206,992
3.63%, 03/15/24 (a)	200,000	218,322
3.38%, 03/15/25 (a)	180,000	199,421

36
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.20%, 04/01/29 (a)	100,000	118,388
6.13%, 01/15/41 (a)	145,000	193,309
4.90%, 06/01/43 (a)	250,000	308,416
5.25%, 01/15/45 (a)	150,000	190,881
5.00%, 04/01/49 (a)	100,000	131,587
3.95%, 05/13/50 (a)	200,000	232,214
Packaging Corp. of America
4.50%, 11/01/23 (a)	50,000	55,428
3.40%, 12/15/27 (a)	100,000	112,593
3.00%, 12/15/29 (a)	150,000	164,576
4.05%, 12/15/49 (a)	100,000	120,992
PPG Industries, Inc.
3.20%, 03/15/23 (a)	100,000	106,534
2.40%, 08/15/24 (a)	100,000	106,590
2.80%, 08/15/29 (a)	100,000	108,863
2.55%, 06/15/30 (a)	200,000	213,777
Praxair, Inc.
3.00%, 09/01/21	195,000	200,362
2.45%, 02/15/22 (a)	150,000	153,794
2.65%, 02/05/25 (a)	250,000	270,797
3.20%, 01/30/26 (a)	150,000	168,551
1.10%, 08/10/30 (a)	200,000	195,962
2.00%, 08/10/50 (a)	250,000	232,772
Reliance Steel & Aluminum Co.
2.15%, 08/15/30 (a)	200,000	198,586
Rio Tinto Alcan, Inc.
7.25%, 03/15/31	100,000	148,757
Rio Tinto Finance (USA) Ltd.
3.75%, 06/15/25 (a)	150,000	170,029
7.13%, 07/15/28	100,000	142,252
5.20%, 11/02/40	250,000	358,065
Rio Tinto Finance (USA) PLC
4.75%, 03/22/42 (a)	200,000	273,905
4.13%, 08/21/42 (a)	200,000	257,802
Rohm & Haas Co.
7.85%, 07/15/29	250,000	356,210
RPM International, Inc.
4.55%, 03/01/29 (a)	100,000	116,573
4.25%, 01/15/48 (a)	100,000	107,289
Southern Copper Corp.
3.88%, 04/23/25	250,000	277,119
7.50%, 07/27/35	300,000	448,261
6.75%, 04/16/40	100,000	147,002
5.25%, 11/08/42	250,000	321,614
5.88%, 04/23/45	250,000	347,692
Steel Dynamics, Inc.
2.80%, 12/15/24 (a)	100,000	106,210
2.40%, 06/15/25 (a)	150,000	157,936
5.00%, 12/15/26 (a)	200,000	213,860
3.45%, 04/15/30 (a)	100,000	110,176
Suzano Austria GmbH
6.00%, 01/15/29 (a)	400,000	454,374
5.00%, 01/15/30 (a)	200,000	214,683
Teck Resources Ltd.
3.90%, 07/15/30 (a)	200,000	205,644
6.13%, 10/01/35	75,000	88,154
6.00%, 08/15/40 (a)	100,000	108,737
6.25%, 07/15/41 (a)	100,000	112,369
5.20%, 03/01/42 (a)	150,000	149,747
5.40%, 02/01/43 (a)	100,000	102,926
The Dow Chemical Co.
3.15%, 05/15/24 (a)	150,000	162,410
3.50%, 10/01/24 (a)	150,000	164,559
3.63%, 05/15/26 (a)	150,000	167,839
7.38%, 11/01/29	174,000	247,197
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.10%, 11/15/30 (a)	250,000	246,741
4.25%, 10/01/34 (a)	150,000	178,206
9.40%, 05/15/39	100,000	171,265
5.25%, 11/15/41 (a)	100,000	122,187
4.38%, 11/15/42 (a)	250,000	284,006
4.63%, 10/01/44 (a)	100,000	115,715
5.55%, 11/30/48 (a)	150,000	198,867
4.80%, 05/15/49 (a)	300,000	360,354
3.60%, 11/15/50 (a)	250,000	255,347
The Mosaic Co.
3.25%, 11/15/22 (a)	300,000	313,552
4.05%, 11/15/27 (a)	250,000	276,299
4.88%, 11/15/41 (a)	100,000	104,331
5.63%, 11/15/43 (a)	100,000	116,090
The Sherwin-Williams Co.
3.13%, 06/01/24 (a)	100,000	108,873
3.45%, 08/01/25 (a)	200,000	222,689
3.45%, 06/01/27 (a)	250,000	284,206
2.95%, 08/15/29 (a)	200,000	220,632
2.30%, 05/15/30 (a)	100,000	104,312
4.00%, 12/15/42 (a)	100,000	111,885
4.50%, 06/01/47 (a)	150,000	190,645
3.80%, 08/15/49 (a)	100,000	116,584
3.30%, 05/15/50 (a)	100,000	108,075
Vale Overseas Ltd.
6.25%, 08/10/26	250,000	298,750
3.75%, 07/08/30 (a)	400,000	420,742
8.25%, 01/17/34	100,000	143,767
6.88%, 11/21/36	350,000	465,342
6.88%, 11/10/39	200,000	270,257
Vale S.A.
5.63%, 09/11/42	100,000	120,152
Westlake Chemical Corp.
3.60%, 08/15/26 (a)	100,000	109,274
3.38%, 06/15/30 (a)	250,000	266,220
5.00%, 08/15/46 (a)	100,000	113,834
4.38%, 11/15/47 (a)	100,000	105,647
WestRock MWV LLC
7.95%, 02/15/31	150,000	215,279
Weyerhaeuser Co.
4.63%, 09/15/23	150,000	167,000
4.00%, 11/15/29 (a)	150,000	173,335
4.00%, 04/15/30 (a)	150,000	175,356
7.38%, 03/15/32	250,000	362,755
WRKCo, Inc.
3.75%, 03/15/25 (a)	300,000	336,259
4.65%, 03/15/26 (a)	150,000	176,587
4.00%, 03/15/28 (a)	150,000	172,008
3.90%, 06/01/28 (a)	100,000	114,272
4.90%, 03/15/29 (a)	100,000	123,301
3.00%, 06/15/33 (a)	250,000	271,916
		37,434,768
Capital Goods 1.5%
3M Co.
3.00%, 09/14/21 (a)	150,000	153,898
1.63%, 09/19/21 (a)	150,000	152,023
2.00%, 06/26/22	263,000	271,125
3.25%, 02/14/24 (a)	250,000	273,001
2.00%, 02/14/25 (a)	150,000	159,204
2.65%, 04/15/25 (a)	150,000	163,363
3.00%, 08/07/25	100,000	111,378
2.88%, 10/15/27 (a)	250,000	281,265
3.38%, 03/01/29 (a)	350,000	404,024
3.05%, 04/15/30 (a)	200,000	229,055

37
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.88%, 06/15/44	100,000	121,697
3.13%, 09/19/46 (a)	100,000	110,226
4.00%, 09/14/48 (a)	250,000	317,090
3.25%, 08/26/49 (a)	200,000	226,949
3.70%, 04/15/50 (a)	100,000	122,179
ABB Finance USA, Inc.
2.88%, 05/08/22	250,000	260,182
3.80%, 04/03/28 (a)	150,000	178,176
4.38%, 05/08/42	100,000	129,811
Allegion PLC
3.50%, 10/01/29 (a)	100,000	109,569
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	250,000	266,022
Amcor Finance USA, Inc.
4.50%, 05/15/28 (a)	100,000	118,083
Amphenol Corp.
3.20%, 04/01/24 (a)	100,000	108,183
2.05%, 03/01/25 (a)	100,000	105,477
2.80%, 02/15/30 (a)	150,000	165,600
Avery Dennison Corp.
2.65%, 04/30/30 (a)	100,000	106,587
Bemis Co., Inc.
2.63%, 06/19/30 (a)	250,000	267,847
Carlisle Cos., Inc.
3.75%, 12/01/27 (a)	150,000	172,102
2.75%, 03/01/30 (a)	150,000	159,400
Carrier Global Corp.
1.92%, 02/15/23 (a)(c)	100,000	102,877
2.24%, 02/15/25 (a)(c)	425,000	445,759
2.49%, 02/15/27 (a)(c)	100,000	105,208
2.72%, 02/15/30 (a)(c)	400,000	420,402
2.70%, 02/15/31 (a)(c)	250,000	262,294
3.38%, 04/05/40 (a)(c)	250,000	261,337
3.58%, 04/05/50 (a)(c)	325,000	346,567
Caterpillar Financial Services Corp.
1.70%, 08/09/21	330,000	334,589
3.15%, 09/07/21	100,000	102,932
2.95%, 02/26/22	150,000	155,892
0.95%, 05/13/22	200,000	202,030
1.90%, 09/06/22	150,000	154,764
1.95%, 11/18/22	150,000	155,367
2.63%, 03/01/23	100,000	105,540
0.65%, 07/07/23	400,000	402,966
2.85%, 05/17/24	100,000	108,285
3.30%, 06/09/24	200,000	220,096
2.15%, 11/08/24	150,000	159,652
3.25%, 12/01/24	100,000	110,723
1.45%, 05/15/25	300,000	311,038
2.40%, 08/09/26	362,000	394,812
Caterpillar, Inc.
2.60%, 06/26/22 (a)	200,000	207,192
3.40%, 05/15/24 (a)	135,000	148,344
2.60%, 09/19/29 (a)	100,000	110,168
2.60%, 04/09/30 (a)	200,000	220,234
5.20%, 05/27/41	150,000	209,734
3.80%, 08/15/42	350,000	428,862
4.30%, 05/15/44 (a)	100,000	128,827
3.25%, 09/19/49 (a)	100,000	113,879
3.25%, 04/09/50 (a)	400,000	455,196
4.75%, 05/15/64 (a)	100,000	141,995
CNH Industrial Capital LLC
1.95%, 07/02/23	250,000	254,132
4.20%, 01/15/24	200,000	216,659
Security Rate, Maturity Date	Face Amount ($)	Value ($)
CNH Industrial N.V.
4.50%, 08/15/23	100,000	107,585
3.85%, 11/15/27 (a)	100,000	108,662
Crane Co.
4.45%, 12/15/23 (a)	100,000	109,507
Deere & Co.
2.75%, 04/15/25 (a)	150,000	164,178
5.38%, 10/16/29	362,000	477,896
3.10%, 04/15/30 (a)	150,000	171,583
3.90%, 06/09/42 (a)	100,000	128,879
2.88%, 09/07/49 (a)	100,000	108,708
3.75%, 04/15/50 (a)	100,000	123,704
Dover Corp.
3.15%, 11/15/25 (a)	150,000	166,651
5.38%, 03/01/41 (a)	100,000	130,443
Eaton Corp.
2.75%, 11/02/22	350,000	367,785
3.10%, 09/15/27 (a)	150,000	167,436
4.00%, 11/02/32	196,000	237,061
4.15%, 11/02/42	150,000	187,726
3.92%, 09/15/47 (a)	100,000	121,000
Emerson Electric Co.
2.63%, 12/01/21 (a)	150,000	154,224
1.80%, 10/15/27 (a)	150,000	157,896
5.25%, 11/15/39	100,000	138,883
2.75%, 10/15/50 (a)	200,000	208,676
Fortive Corp.
2.35%, 06/15/21 (a)	95,000	96,253
4.30%, 06/15/46 (a)	180,000	219,328
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23 (a)	150,000	165,091
3.25%, 09/15/29 (a)	200,000	223,978
General Dynamics Corp.
2.25%, 11/15/22 (a)	300,000	311,344
3.38%, 05/15/23 (a)	100,000	107,707
1.88%, 08/15/23 (a)	250,000	260,420
2.38%, 11/15/24 (a)	250,000	267,970
3.25%, 04/01/25 (a)	100,000	111,290
3.50%, 04/01/27 (a)	100,000	114,650
3.75%, 05/15/28 (a)	400,000	470,488
3.63%, 04/01/30 (a)	150,000	178,463
4.25%, 04/01/40 (a)	200,000	253,198
4.25%, 04/01/50 (a)	200,000	262,990
General Electric Co.
3.15%, 09/07/22	200,000	209,908
2.70%, 10/09/22	200,000	208,865
3.10%, 01/09/23	350,000	369,362
3.38%, 03/11/24	200,000	215,583
3.45%, 05/15/24 (a)	74,000	79,610
5.55%, 01/05/26	100,000	116,749
3.45%, 05/01/27 (a)	150,000	158,649
3.63%, 05/01/30 (a)	200,000	206,401
6.75%, 03/15/32	450,000	563,335
6.15%, 08/07/37	200,000	237,127
5.88%, 01/14/38	470,000	545,327
6.88%, 01/10/39	350,000	447,352
4.25%, 05/01/40 (a)	450,000	454,052
4.13%, 10/09/42	134,000	132,995
4.50%, 03/11/44	225,000	233,694
4.35%, 05/01/50 (a)	650,000	661,586
Hexcel Corp.
3.95%, 02/15/27 (a)	100,000	108,199
Honeywell International, Inc.
1.85%, 11/01/21 (a)	330,000	335,701
0.48%, 08/19/22 (a)	350,000	350,721

38
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.30%, 08/15/24 (a)	200,000	213,635
1.35%, 06/01/25 (a)	300,000	309,430
2.50%, 11/01/26 (a)	300,000	330,679
2.70%, 08/15/29 (a)	150,000	168,545
1.95%, 06/01/30 (a)	200,000	211,535
5.70%, 03/15/37	100,000	144,538
3.81%, 11/21/47 (a)	150,000	191,809
2.80%, 06/01/50 (a)	150,000	164,225
Howmet Aerospace, Inc.
5.87%, 02/23/22	200,000	212,300
5.13%, 10/01/24 (a)	200,000	215,010
6.88%, 05/01/25 (a)	200,000	227,540
6.75%, 01/15/28	200,000	232,001
5.95%, 02/01/37	100,000	113,741
Hubbell, Inc.
3.50%, 02/15/28 (a)	100,000	108,471
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27 (a)	100,000	109,563
4.20%, 05/01/30 (a)(c)	100,000	115,042
IDEX Corp.
3.00%, 05/01/30 (a)	200,000	219,512
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	150,000	164,177
2.65%, 11/15/26 (a)	200,000	223,128
3.90%, 09/01/42 (a)	300,000	379,035
John Deere Capital Corp.
3.13%, 09/10/21	150,000	154,454
2.65%, 01/06/22	100,000	103,210
2.75%, 03/15/22	250,000	259,559
2.95%, 04/01/22	100,000	104,177
0.55%, 07/05/22	250,000	251,120
2.15%, 09/08/22	500,000	519,100
2.80%, 03/06/23	200,000	212,704
3.45%, 01/10/24	150,000	164,396
2.60%, 03/07/24	150,000	160,724
3.35%, 06/12/24	100,000	110,471
2.05%, 01/09/25	100,000	106,230
2.65%, 06/10/26	200,000	221,732
1.75%, 03/09/27	200,000	209,692
3.05%, 01/06/28	250,000	280,331
3.45%, 03/07/29	100,000	116,980
2.80%, 07/18/29	150,000	168,203
2.45%, 01/09/30	100,000	109,101
Johnson Controls International PLC
3.63%, 07/02/24 (a)	195,000	211,564
4.63%, 07/02/44 (a)	195,000	237,724
5.13%, 09/14/45 (a)	169,000	220,255
4.95%, 07/02/64 (a)	100,000	126,510
Kennametal, Inc.
4.63%, 06/15/28 (a)	100,000	109,196
L3Harris Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	108,692
3.83%, 04/27/25 (a)	150,000	168,925
4.40%, 06/15/28 (a)	450,000	539,917
2.90%, 12/15/29 (a)	150,000	165,205
6.15%, 12/15/40	95,000	139,726
5.05%, 04/27/45 (a)	100,000	135,218
Leggett & Platt, Inc.
3.80%, 11/15/24 (a)	100,000	105,644
3.50%, 11/15/27 (a)	100,000	105,842
4.40%, 03/15/29 (a)	100,000	110,088
Lennox International, Inc.
1.35%, 08/01/25 (a)	200,000	202,037
1.70%, 08/01/27 (a)	150,000	151,334
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Lockheed Martin Corp.
3.35%, 09/15/21	83,000	85,666
3.10%, 01/15/23 (a)	250,000	265,061
2.90%, 03/01/25 (a)	150,000	164,337
3.55%, 01/15/26 (a)	200,000	228,869
3.60%, 03/01/35 (a)	100,000	120,075
4.50%, 05/15/36 (a)	150,000	194,980
4.07%, 12/15/42	200,000	253,713
3.80%, 03/01/45 (a)	150,000	183,430
4.70%, 05/15/46 (a)	100,000	137,209
2.80%, 06/15/50 (a)	250,000	265,121
4.09%, 09/15/52 (a)	538,000	701,918
Martin Marietta Materials, Inc.
4.25%, 07/02/24 (a)	100,000	111,109
3.45%, 06/01/27 (a)	50,000	55,567
2.50%, 03/15/30 (a)	100,000	105,242
4.25%, 12/15/47 (a)	100,000	113,884
Masco Corp.
5.95%, 03/15/22	100,000	107,901
4.45%, 04/01/25 (a)	200,000	230,975
4.50%, 05/15/47 (a)	50,000	55,297
Mohawk Industries, Inc.
3.85%, 02/01/23 (a)	100,000	106,476
3.63%, 05/15/30 (a)	160,000	171,894
Northrop Grumman Corp.
2.55%, 10/15/22 (a)	400,000	418,050
2.93%, 01/15/25 (a)	250,000	273,185
3.20%, 02/01/27 (a)	100,000	113,154
3.25%, 01/15/28 (a)	500,000	566,362
4.40%, 05/01/30 (a)	150,000	185,950
5.15%, 05/01/40 (a)	100,000	136,737
5.05%, 11/15/40	400,000	539,326
4.75%, 06/01/43	150,000	196,460
4.03%, 10/15/47 (a)	500,000	614,740
5.25%, 05/01/50 (a)	100,000	144,683
nVent Finance Sarl
4.55%, 04/15/28 (a)	150,000	161,203
Oshkosh Corp.
3.10%, 03/01/30 (a)	100,000	106,059
Otis Worldwide Corp.
2.06%, 04/05/25 (a)(c)	200,000	211,430
2.29%, 04/05/27 (a)(c)	100,000	106,752
2.57%, 02/15/30 (a)(c)	250,000	267,554
3.11%, 02/15/40 (a)(c)	125,000	134,598
3.36%, 02/15/50 (a)(c)	125,000	137,839
Owens Corning
4.20%, 12/01/24 (a)	150,000	166,214
3.95%, 08/15/29 (a)	300,000	339,226
3.88%, 06/01/30 (a)	100,000	112,742
4.30%, 07/15/47 (a)	100,000	108,643
Parker-Hannifin Corp.
2.70%, 06/14/24 (a)	150,000	161,063
3.30%, 11/21/24 (a)	250,000	274,887
3.25%, 03/01/27 (a)	150,000	166,458
3.25%, 06/14/29 (a)	150,000	169,858
6.25%, 05/15/38	150,000	211,784
4.45%, 11/21/44 (a)	100,000	125,755
4.10%, 03/01/47 (a)	100,000	121,352
4.00%, 06/14/49 (a)	100,000	122,517
Pentair Finance Sarl
4.50%, 07/01/29 (a)	75,000	85,180
Precision Castparts Corp.
2.50%, 01/15/23 (a)	250,000	261,742
3.25%, 06/15/25 (a)	100,000	111,841
4.38%, 06/15/45 (a)	100,000	125,198

39
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Raytheon Technologies Corp.
2.80%, 03/15/22 (a)(c)	150,000	155,144
2.50%, 12/15/22 (a)(c)	150,000	156,212
3.70%, 12/15/23 (a)(c)	100,000	109,253
3.20%, 03/15/24 (a)(c)	200,000	216,270
3.95%, 08/16/25 (a)	350,000	400,669
2.65%, 11/01/26 (a)	150,000	166,457
3.50%, 03/15/27 (a)(c)	150,000	170,116
3.13%, 05/04/27 (a)	200,000	222,182
4.13%, 11/16/28 (a)	450,000	536,740
7.50%, 09/15/29	100,000	147,139
2.25%, 07/01/30 (a)	250,000	265,270
6.05%, 06/01/36	500,000	714,327
6.13%, 07/15/38	450,000	659,387
4.45%, 11/16/38 (a)	200,000	247,608
4.88%, 10/15/40 (c)	150,000	193,245
4.70%, 12/15/41 (c)	100,000	126,271
4.50%, 06/01/42	400,000	509,606
4.80%, 12/15/43 (a)	100,000	128,618
4.15%, 05/15/45 (a)	100,000	121,466
3.75%, 11/01/46 (a)	150,000	174,361
4.35%, 04/15/47 (a)(c)	150,000	186,554
4.05%, 05/04/47 (a)	100,000	121,584
4.63%, 11/16/48 (a)	250,000	330,579
3.13%, 07/01/50 (a)	200,000	215,906
Republic Services, Inc.
3.55%, 06/01/22 (a)	150,000	157,023
4.75%, 05/15/23 (a)	150,000	165,554
2.50%, 08/15/24 (a)	300,000	320,685
2.90%, 07/01/26 (a)	200,000	221,794
3.38%, 11/15/27 (a)	150,000	170,961
3.95%, 05/15/28 (a)	100,000	118,503
2.30%, 03/01/30 (a)	300,000	319,539
1.45%, 02/15/31 (a)	250,000	247,187
3.05%, 03/01/50 (a)	100,000	107,065
Rockwell Automation, Inc.
3.50%, 03/01/29 (a)	100,000	115,839
4.20%, 03/01/49 (a)	100,000	132,843
Roper Technologies, Inc.
0.45%, 08/15/22 (f)	250,000	250,185
3.13%, 11/15/22 (a)	150,000	157,591
3.65%, 09/15/23 (a)	100,000	109,022
1.00%, 09/15/25 (a)(f)	250,000	251,921
3.85%, 12/15/25 (a)	250,000	285,546
3.80%, 12/15/26 (a)	150,000	173,923
1.40%, 09/15/27 (a)(f)	250,000	253,435
2.95%, 09/15/29 (a)	100,000	110,307
2.00%, 06/30/30 (a)	250,000	256,672
1.75%, 02/15/31 (a)(f)	250,000	251,479
Snap-on, Inc.
4.10%, 03/01/48 (a)	100,000	122,858
3.10%, 05/01/50 (a)	200,000	212,688
Sonoco Products Co.
3.13%, 05/01/30 (a)	400,000	439,002
5.75%, 11/01/40 (a)	150,000	194,276
Stanley Black & Decker, Inc.
2.90%, 11/01/22	250,000	263,534
4.25%, 11/15/28 (a)	250,000	303,237
2.30%, 03/15/30 (a)	200,000	214,666
5.20%, 09/01/40	100,000	137,263
4.85%, 11/15/48 (a)	150,000	210,897
4.00%, 03/15/60 (a)(b)	100,000	105,433
Textron, Inc.
4.00%, 03/15/26 (a)	100,000	110,105
3.38%, 03/01/28 (a)	200,000	213,064
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 06/01/30 (a)	100,000	105,038
2.45%, 03/15/31 (a)	250,000	248,119
The Boeing Co.
2.30%, 08/01/21	150,000	151,168
2.13%, 03/01/22 (a)	150,000	150,946
2.80%, 03/01/23 (a)	250,000	255,329
4.51%, 05/01/23 (a)	820,000	865,854
4.88%, 05/01/25 (a)	600,000	653,529
2.60%, 10/30/25 (a)	50,000	49,988
3.10%, 05/01/26 (a)	100,000	100,178
2.25%, 06/15/26 (a)	50,000	49,330
2.80%, 03/01/27 (a)	300,000	295,198
5.04%, 05/01/27 (a)	450,000	496,372
3.45%, 11/01/28 (a)	150,000	150,607
3.20%, 03/01/29 (a)	150,000	148,792
2.95%, 02/01/30 (a)	150,000	147,075
5.15%, 05/01/30 (a)	800,000	897,800
3.60%, 05/01/34 (a)	100,000	97,480
3.25%, 02/01/35 (a)	150,000	138,236
3.50%, 03/01/39 (a)	150,000	135,571
6.88%, 03/15/39	30,000	37,416
5.88%, 02/15/40	100,000	113,859
5.71%, 05/01/40 (a)	600,000	694,650
3.65%, 03/01/47 (a)	150,000	131,566
3.63%, 03/01/48 (a)	50,000	43,999
3.85%, 11/01/48 (a)	100,000	89,669
3.90%, 05/01/49 (a)	100,000	93,154
3.75%, 02/01/50 (a)	175,000	157,695
5.81%, 05/01/50 (a)	1,000,000	1,202,175
3.83%, 03/01/59 (a)	150,000	128,900
3.95%, 08/01/59 (a)	150,000	138,991
5.93%, 05/01/60 (a)	650,000	799,373
The Timken Co.
4.50%, 12/15/28 (a)	100,000	108,760
Trane Technologies Global Holding Co., Ltd.
4.25%, 06/15/23	150,000	166,115
3.75%, 08/21/28 (a)	100,000	115,005
5.75%, 06/15/43	100,000	139,517
4.30%, 02/21/48 (a)	150,000	180,910
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	150,000	165,997
3.80%, 03/21/29 (a)	100,000	117,375
Valmont Industries, Inc.
5.00%, 10/01/44 (a)	100,000	110,873
Vulcan Materials Co.
3.90%, 04/01/27 (a)	100,000	112,665
3.50%, 06/01/30 (a)	200,000	227,222
4.50%, 06/15/47 (a)	150,000	176,516
4.70%, 03/01/48 (a)	100,000	120,767
Waste Connections, Inc.
4.25%, 12/01/28 (a)	100,000	120,667
3.50%, 05/01/29 (a)	100,000	114,557
2.60%, 02/01/30 (a)	150,000	162,180
Waste Management, Inc.
2.90%, 09/15/22 (a)	150,000	156,724
3.13%, 03/01/25 (a)	500,000	549,852
3.15%, 11/15/27 (a)	200,000	223,415
3.90%, 03/01/35 (a)	100,000	119,625
4.10%, 03/01/45 (a)	262,000	321,951
4.15%, 07/15/49 (a)	100,000	126,331
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24 (a)(g)(h)	100,000	109,319
3.20%, 06/15/25 (a)	200,000	211,564
4.95%, 09/15/28 (a)(g)(h)	250,000	289,110

40
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
WW Grainger, Inc.
4.60%, 06/15/45 (a)	100,000	129,881
4.20%, 05/15/47 (a)	200,000	249,277
Xylem, Inc.
4.88%, 10/01/21	350,000	366,175
3.25%, 11/01/26 (a)	200,000	224,805
1.95%, 01/30/28 (a)	200,000	209,288
2.25%, 01/30/31 (a)	250,000	264,912
		73,178,453
Communications 2.5%
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	200,000	207,896
3.40%, 09/15/26 (a)	150,000	171,711
1.35%, 09/15/30 (a)	250,000	245,115
4.50%, 06/15/47 (a)	100,000	129,630
2.50%, 09/15/50 (a)	250,000	235,010
America Movil, S.A.B. de CV
3.13%, 07/16/22	200,000	208,556
3.63%, 04/22/29 (a)	200,000	227,390
2.88%, 05/07/30 (a)	200,000	216,455
6.38%, 03/01/35	200,000	293,240
6.13%, 03/30/40	430,000	628,361
4.38%, 07/16/42	200,000	247,791
4.38%, 04/22/49 (a)	200,000	250,365
American Tower Corp.
4.70%, 03/15/22	200,000	212,853
3.50%, 01/31/23	100,000	107,011
3.00%, 06/15/23	150,000	160,028
5.00%, 02/15/24	350,000	399,759
3.38%, 05/15/24 (a)	100,000	109,189
2.95%, 01/15/25 (a)	150,000	163,172
2.40%, 03/15/25 (a)	250,000	266,577
4.00%, 06/01/25 (a)	150,000	170,424
3.38%, 10/15/26 (a)	150,000	168,860
2.75%, 01/15/27 (a)	150,000	163,514
3.13%, 01/15/27 (a)	130,000	143,463
3.55%, 07/15/27 (a)	200,000	225,525
3.60%, 01/15/28 (a)	100,000	113,080
3.95%, 03/15/29 (a)	100,000	116,292
3.80%, 08/15/29 (a)	250,000	289,800
2.90%, 01/15/30 (a)	150,000	163,635
3.70%, 10/15/49 (a)	100,000	113,510
3.10%, 06/15/50 (a)	250,000	259,320
AT&T, Inc.
3.00%, 06/30/22 (a)	600,000	626,103
2.63%, 12/01/22 (a)	250,000	261,308
4.05%, 12/15/23	200,000	222,809
4.45%, 04/01/24 (a)	150,000	168,460
3.95%, 01/15/25 (a)	300,000	338,055
3.40%, 05/15/25 (a)	980,000	1,089,441
3.60%, 07/15/25 (a)	200,000	224,294
3.88%, 01/15/26 (a)	400,000	456,414
4.13%, 02/17/26 (a)	550,000	635,704
2.95%, 07/15/26 (a)	100,000	110,285
3.80%, 02/15/27 (a)	150,000	171,324
4.25%, 03/01/27 (a)	200,000	234,316
2.30%, 06/01/27 (a)	500,000	531,895
1.65%, 02/01/28 (a)	300,000	304,359
4.10%, 02/15/28 (a)	327,000	381,261
4.35%, 03/01/29 (a)	600,000	714,090
4.30%, 02/15/30 (a)	547,000	654,163
2.75%, 06/01/31 (a)	500,000	533,035
2.25%, 02/01/32 (a)	550,000	557,733
6.15%, 09/15/34	200,000	276,921
4.50%, 05/15/35 (a)	550,000	658,551
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 03/01/37 (a)	500,000	633,085
4.90%, 08/15/37 (a)	250,000	310,885
6.30%, 01/15/38	100,000	140,471
6.55%, 02/15/39	100,000	139,836
4.85%, 03/01/39 (a)	350,000	428,626
6.35%, 03/15/40	100,000	139,071
6.10%, 07/15/40	150,000	200,330
6.00%, 08/15/40 (a)	250,000	338,295
5.35%, 09/01/40	400,000	516,162
6.38%, 03/01/41	200,000	284,186
3.50%, 06/01/41 (a)	550,000	584,281
5.55%, 08/15/41	150,000	194,024
5.38%, 10/15/41	100,000	125,679
5.15%, 03/15/42	200,000	251,596
4.90%, 06/15/42	150,000	183,206
4.30%, 12/15/42 (a)	400,000	459,218
3.10%, 02/01/43 (a)	350,000	349,295
5.35%, 12/15/43	100,000	127,411
4.65%, 06/01/44 (a)	150,000	174,578
4.80%, 06/15/44 (a)	400,000	484,962
4.35%, 06/15/45 (a)	600,000	692,280
4.85%, 07/15/45 (a)	100,000	120,376
4.75%, 05/15/46 (a)	500,000	601,752
5.15%, 11/15/46 (a)	250,000	314,595
5.65%, 02/15/47 (a)	300,000	395,896
5.45%, 03/01/47 (a)	350,000	460,766
4.50%, 03/09/48 (a)	874,000	1,030,494
4.55%, 03/09/49 (a)	400,000	474,850
5.15%, 02/15/50 (a)	400,000	514,712
3.65%, 06/01/51 (a)	500,000	529,102
3.30%, 02/01/52 (a)	550,000	546,326
5.70%, 03/01/57 (a)	300,000	413,404
5.30%, 08/15/58 (a)	100,000	131,906
3.85%, 06/01/60 (a)	300,000	321,196
3.50%, 02/01/61 (a)	350,000	348,976
Bell Canada, Inc.
4.46%, 04/01/48 (a)	150,000	192,791
4.30%, 07/29/49 (a)	100,000	125,945
British Telecommunications PLC
4.50%, 12/04/23 (a)	200,000	222,643
5.13%, 12/04/28 (a)	250,000	309,084
9.63%, 12/15/30 (g)(h)	300,000	489,784
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	200,000	216,285
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	500,000	532,932
4.50%, 02/01/24 (a)	250,000	279,182
4.91%, 07/23/25 (a)	1,000,000	1,165,350
3.75%, 02/15/28 (a)	200,000	223,491
4.20%, 03/15/28 (a)	200,000	229,374
5.05%, 03/30/29 (a)	200,000	242,703
2.80%, 04/01/31 (a)	350,000	369,619
6.38%, 10/23/35 (a)	330,000	458,048
5.38%, 04/01/38 (a)	150,000	182,855
6.48%, 10/23/45 (a)	850,000	1,143,267
5.38%, 05/01/47 (a)	450,000	545,188
5.75%, 04/01/48 (a)	500,000	627,877
5.13%, 07/01/49 (a)	200,000	235,133
4.80%, 03/01/50 (a)	400,000	457,912
3.70%, 04/01/51 (a)	300,000	300,009
6.83%, 10/23/55 (a)	100,000	139,193
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	200,000	240,094

41
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Comcast Corp.
3.13%, 07/15/22	250,000	262,675
2.85%, 01/15/23	250,000	265,055
2.75%, 03/01/23 (a)	250,000	264,422
3.00%, 02/01/24 (a)	300,000	324,487
3.60%, 03/01/24	100,000	110,507
3.70%, 04/15/24 (a)	400,000	444,366
3.38%, 02/15/25 (a)	200,000	222,572
3.10%, 04/01/25 (a)	100,000	110,814
3.38%, 08/15/25 (a)	150,000	168,303
3.95%, 10/15/25 (a)	650,000	751,127
3.15%, 03/01/26 (a)	150,000	168,444
3.30%, 02/01/27 (a)	300,000	339,883
3.30%, 04/01/27 (a)	200,000	227,788
3.15%, 02/15/28 (a)	350,000	397,635
3.55%, 05/01/28 (a)	200,000	232,617
4.15%, 10/15/28 (a)	950,000	1,151,091
2.65%, 02/01/30 (a)	300,000	328,201
3.40%, 04/01/30 (a)	250,000	289,126
4.25%, 10/15/30 (a)	250,000	310,264
1.95%, 01/15/31 (a)	300,000	309,790
1.50%, 02/15/31 (a)	400,000	398,412
4.25%, 01/15/33	250,000	312,856
7.05%, 03/15/33	350,000	541,495
4.20%, 08/15/34 (a)	250,000	313,984
5.65%, 06/15/35	100,000	143,313
4.40%, 08/15/35 (a)	150,000	192,407
6.50%, 11/15/35	95,000	146,050
3.20%, 07/15/36 (a)	100,000	112,661
6.45%, 03/15/37	100,000	152,296
6.95%, 08/15/37	150,000	237,526
3.90%, 03/01/38 (a)	250,000	301,562
6.40%, 05/15/38	100,000	152,737
4.60%, 10/15/38 (a)	500,000	644,422
6.55%, 07/01/39	100,000	157,036
3.25%, 11/01/39 (a)	200,000	222,435
6.40%, 03/01/40	150,000	231,736
3.75%, 04/01/40 (a)	500,000	593,467
4.65%, 07/15/42	250,000	326,254
4.50%, 01/15/43	100,000	128,717
4.75%, 03/01/44	300,000	399,004
4.60%, 08/15/45 (a)	300,000	394,224
3.40%, 07/15/46 (a)	200,000	222,986
4.00%, 08/15/47 (a)	100,000	122,376
3.97%, 11/01/47 (a)	300,000	363,738
4.00%, 03/01/48 (a)	200,000	243,857
4.70%, 10/15/48 (a)	760,000	1,023,921
4.00%, 11/01/49 (a)	400,000	487,168
3.45%, 02/01/50 (a)	400,000	453,242
2.80%, 01/15/51 (a)	400,000	405,516
2.45%, 08/15/52 (a)	400,000	383,562
4.05%, 11/01/52 (a)	250,000	307,804
4.95%, 10/15/58 (a)	350,000	508,487
2.65%, 08/15/62 (a)	400,000	386,938
Crown Castle International Corp.
5.25%, 01/15/23	350,000	388,068
3.15%, 07/15/23 (a)	150,000	160,401
1.35%, 07/15/25 (a)	200,000	203,653
4.45%, 02/15/26 (a)	195,000	226,561
3.70%, 06/15/26 (a)	100,000	112,979
3.80%, 02/15/28 (a)	150,000	171,577
4.30%, 02/15/29 (a)	100,000	118,302
3.10%, 11/15/29 (a)	200,000	220,080
3.30%, 07/01/30 (a)	200,000	223,068
4.75%, 05/15/47 (a)	200,000	255,237
5.20%, 02/15/49 (a)	150,000	203,862
4.15%, 07/01/50 (a)	150,000	179,810
3.25%, 01/15/51 (a)	200,000	208,310
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (g)(h)	750,000	1,182,142
9.25%, 06/01/32	150,000	252,969
Discovery Communications LLC
3.80%, 03/13/24 (a)	250,000	273,770
4.90%, 03/11/26 (a)	100,000	117,633
3.95%, 03/20/28 (a)	250,000	285,094
4.13%, 05/15/29 (a)	300,000	344,559
3.63%, 05/15/30 (a)	250,000	276,866
5.00%, 09/20/37 (a)	300,000	357,837
6.35%, 06/01/40	200,000	270,136
4.88%, 04/01/43	150,000	171,712
5.20%, 09/20/47 (a)	260,000	312,408
5.30%, 05/15/49 (a)	150,000	184,946
4.65%, 05/15/50 (a)	200,000	228,912
Fox Corp.
3.67%, 01/25/22	150,000	156,780
4.03%, 01/25/24 (a)	250,000	276,402
3.05%, 04/07/25 (a)	100,000	109,734
4.71%, 01/25/29 (a)	300,000	361,482
5.48%, 01/25/39 (a)	300,000	399,162
5.58%, 01/25/49 (a)	250,000	343,554
Grupo Televisa S.A.B.
6.63%, 03/18/25	200,000	241,475
6.63%, 01/15/40	200,000	266,467
5.00%, 05/13/45 (a)	300,000	340,992
5.25%, 05/24/49 (a)	200,000	238,761
Koninklijke KPN N.V.
8.38%, 10/01/30	100,000	146,897
Moody's Corp.
2.75%, 12/15/21 (a)	250,000	257,470
4.50%, 09/01/22 (a)	150,000	161,037
2.63%, 01/15/23 (a)	150,000	157,424
3.75%, 03/24/25 (a)	200,000	226,787
4.25%, 02/01/29 (a)	150,000	180,221
4.88%, 12/17/48 (a)	150,000	203,014
2.55%, 08/18/60 (a)	250,000	236,033
NBCUniversal Media LLC
2.88%, 01/15/23	200,000	211,918
6.40%, 04/30/40	100,000	154,626
5.95%, 04/01/41	100,000	149,247
4.45%, 01/15/43	230,000	296,364
Omnicom Group, Inc.
2.45%, 04/30/30 (a)	100,000	103,605
4.20%, 06/01/30 (a)	100,000	116,924
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	250,000	262,897
3.65%, 11/01/24 (a)	130,000	144,185
3.60%, 04/15/26 (a)	250,000	282,016
Orange S.A.
9.00%, 03/01/31 (d)	400,000	657,660
5.38%, 01/13/42	150,000	212,692
5.50%, 02/06/44 (a)	150,000	220,169
RELX Capital, Inc.
3.50%, 03/16/23 (a)	100,000	106,985
4.00%, 03/18/29 (a)	150,000	177,401
3.00%, 05/22/30 (a)	250,000	275,229
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	150,000	159,138
4.10%, 10/01/23 (a)	150,000	165,593
3.63%, 12/15/25 (a)	100,000	113,990
2.90%, 11/15/26 (a)	150,000	167,216
4.50%, 03/15/43 (a)	100,000	123,210
5.45%, 10/01/43 (a)	200,000	280,627
5.00%, 03/15/44 (a)	330,000	435,836

42
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.30%, 02/15/48 (a)	100,000	123,937
4.35%, 05/01/49 (a)	150,000	188,189
3.70%, 11/15/49 (a)	150,000	172,088
S&P Global, Inc.
4.00%, 06/15/25 (a)	300,000	343,927
2.50%, 12/01/29 (a)	100,000	109,123
1.25%, 08/15/30 (a)	250,000	247,539
3.25%, 12/01/49 (a)	100,000	117,170
2.30%, 08/15/60 (a)	250,000	231,683
T-Mobile USA, Inc.
3.50%, 04/15/25 (a)(c)	500,000	553,042
1.50%, 02/15/26 (a)	250,000	253,720
3.75%, 04/15/27 (a)(c)	750,000	849,386
2.05%, 02/15/28 (a)	250,000	257,349
3.88%, 04/15/30 (a)(c)	1,300,000	1,491,373
2.55%, 02/15/31 (a)(c)	400,000	418,648
4.38%, 04/15/40 (a)(c)	350,000	422,571
4.50%, 04/15/50 (a)(c)	500,000	611,912
TCI Communications, Inc.
7.13%, 02/15/28	230,000	320,960
Telefonica Emisiones S.A.
4.57%, 04/27/23	150,000	165,134
4.10%, 03/08/27	450,000	518,125
7.05%, 06/20/36	365,000	530,991
4.67%, 03/06/38	150,000	176,086
5.21%, 03/08/47	500,000	604,107
4.90%, 03/06/48	300,000	357,355
5.52%, 03/01/49 (a)	150,000	189,560
Telefonica Europe BV
8.25%, 09/15/30	100,000	152,665
TELUS Corp.
3.70%, 09/15/27 (a)	200,000	226,063
4.30%, 06/15/49 (a)	150,000	183,242
The Interpublic Group of Cos., Inc.
4.20%, 04/15/24	350,000	388,558
4.75%, 03/30/30 (a)	150,000	181,267
5.40%, 10/01/48 (a)	100,000	118,826
The Walt Disney Co.
1.65%, 09/01/22	200,000	204,936
3.00%, 09/15/22	150,000	157,907
1.75%, 08/30/24 (a)	150,000	156,389
3.70%, 09/15/24 (a)	300,000	333,796
3.35%, 03/24/25	250,000	279,184
3.70%, 10/15/25 (a)	200,000	227,978
1.75%, 01/13/26	300,000	313,293
3.70%, 03/23/27	250,000	289,624
2.20%, 01/13/28	200,000	212,113
2.00%, 09/01/29 (a)	350,000	362,556
3.80%, 03/22/30	200,000	237,429
2.65%, 01/13/31	500,000	542,765
6.55%, 03/15/33	300,000	437,728
6.20%, 12/15/34	150,000	222,244
6.40%, 12/15/35	230,000	347,738
6.15%, 03/01/37	150,000	212,346
4.63%, 03/23/40 (a)	100,000	127,432
3.50%, 05/13/40 (a)	500,000	564,357
4.13%, 12/01/41	150,000	180,458
4.75%, 09/15/44 (a)	150,000	194,012
4.95%, 10/15/45 (a)	200,000	266,187
4.75%, 11/15/46 (a)	100,000	128,854
2.75%, 09/01/49 (a)	350,000	347,196
4.70%, 03/23/50 (a)	300,000	400,555
3.60%, 01/13/51 (a)	500,000	572,575
3.80%, 05/13/60 (a)	300,000	355,335
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	150,000	165,209
5.65%, 11/23/43 (a)	150,000	199,923
Time Warner Cable LLC
6.55%, 05/01/37	200,000	269,299
7.30%, 07/01/38	300,000	432,229
6.75%, 06/15/39	250,000	348,261
5.88%, 11/15/40 (a)	324,000	412,282
5.50%, 09/01/41 (a)	250,000	308,301
4.50%, 09/15/42 (a)	200,000	224,022
Time Warner Entertainment Co. LP
8.38%, 03/15/23	107,000	127,214
8.38%, 07/15/33	200,000	310,403
TWDC Enterprises 18 Corp.
3.75%, 06/01/21	150,000	154,071
2.35%, 12/01/22	200,000	208,728
3.00%, 02/13/26	350,000	390,322
1.85%, 07/30/26	150,000	157,896
2.95%, 06/15/27	200,000	222,187
4.13%, 06/01/44	250,000	306,207
3.00%, 07/30/46	100,000	104,534
Verizon Communications, Inc.
2.95%, 03/15/22	300,000	312,172
2.45%, 11/01/22 (a)	200,000	208,409
5.15%, 09/15/23	530,000	604,049
4.15%, 03/15/24 (a)	330,000	369,272
3.50%, 11/01/24 (a)	330,000	367,270
3.38%, 02/15/25	500,000	559,710
2.63%, 08/15/26	300,000	330,990
4.13%, 03/16/27	500,000	592,077
3.00%, 03/22/27 (a)	150,000	167,833
4.33%, 09/21/28	700,000	848,452
3.88%, 02/08/29 (a)	200,000	236,941
4.02%, 12/03/29 (a)	800,000	961,552
3.15%, 03/22/30 (a)	250,000	283,189
7.75%, 12/01/30	52,000	81,017
4.50%, 08/10/33	650,000	825,315
4.40%, 11/01/34 (a)	630,000	790,811
4.27%, 01/15/36	505,000	620,362
5.25%, 03/16/37	400,000	542,762
4.81%, 03/15/39	150,000	198,628
4.75%, 11/01/41	274,000	367,004
3.85%, 11/01/42 (a)	200,000	238,857
6.55%, 09/15/43	100,000	161,742
4.13%, 08/15/46	200,000	247,665
4.86%, 08/21/46	800,000	1,085,152
5.50%, 03/16/47	300,000	441,949
4.52%, 09/15/48	850,000	1,120,712
5.01%, 04/15/49	450,000	631,996
4.00%, 03/22/50 (a)	150,000	188,664
5.01%, 08/21/54	250,000	363,431
4.67%, 03/15/55	500,000	686,750
ViacomCBS, Inc.
3.38%, 03/01/22 (a)	150,000	155,055
4.25%, 09/01/23 (a)	263,000	287,881
3.88%, 04/01/24 (a)	150,000	163,826
3.70%, 08/15/24 (a)	250,000	274,544
3.50%, 01/15/25 (a)	330,000	365,468
4.75%, 05/15/25 (a)	200,000	231,018
2.90%, 01/15/27 (a)	150,000	162,461
4.20%, 06/01/29 (a)	150,000	172,529
7.88%, 07/30/30	50,000	72,297
4.95%, 01/15/31 (a)	200,000	239,178
4.20%, 05/19/32 (a)	300,000	341,937
6.88%, 04/30/36	250,000	342,391
4.38%, 03/15/43	250,000	267,094
5.85%, 09/01/43 (a)	250,000	309,656

43
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 04/01/44 (a)	100,000	117,129
4.90%, 08/15/44 (a)	195,000	220,600
4.60%, 01/15/45 (a)	130,000	143,876
4.95%, 05/19/50 (a)	200,000	234,058
Vodafone Group PLC
2.50%, 09/26/22	250,000	260,185
3.75%, 01/16/24	300,000	329,242
4.13%, 05/30/25	250,000	287,314
4.38%, 05/30/28	750,000	897,379
7.88%, 02/15/30	150,000	219,095
6.15%, 02/27/37	400,000	566,766
5.00%, 05/30/38	250,000	315,976
4.38%, 02/19/43	150,000	175,971
5.25%, 05/30/48	600,000	789,393
4.88%, 06/19/49	350,000	438,781
4.25%, 09/17/50	250,000	294,009
5.13%, 06/19/59	100,000	127,387
Weibo Corp.
3.50%, 07/05/24 (a)	200,000	212,079
3.38%, 07/08/30 (a)	200,000	209,557
WPP Finance 2010
3.63%, 09/07/22	100,000	105,111
3.75%, 09/19/24	100,000	109,803
		117,586,558
Consumer Cyclical 2.0%
Advance Auto Parts, Inc.
4.50%, 01/15/22 (a)	150,000	156,441
3.90%, 04/15/30 (a)	100,000	110,919
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	200,000	205,417
2.80%, 06/06/23 (a)	150,000	158,876
3.60%, 11/28/24 (a)	400,000	441,606
3.40%, 12/06/27 (a)	500,000	565,787
4.50%, 11/28/34 (a)	250,000	316,629
4.00%, 12/06/37 (a)	200,000	238,093
4.20%, 12/06/47 (a)	200,000	258,693
4.40%, 12/06/57 (a)	200,000	273,108
Amazon.com, Inc.
2.50%, 11/29/22 (a)	230,000	240,306
2.40%, 02/22/23 (a)	200,000	210,150
2.80%, 08/22/24 (a)	250,000	272,287
3.80%, 12/05/24 (a)	195,000	220,851
0.80%, 06/03/25 (a)	150,000	152,120
5.20%, 12/03/25 (a)	100,000	122,909
1.20%, 06/03/27 (a)	300,000	306,096
3.15%, 08/22/27 (a)	650,000	744,549
1.50%, 06/03/30 (a)	450,000	460,908
4.80%, 12/05/34 (a)	150,000	207,302
3.88%, 08/22/37 (a)	600,000	752,655
4.95%, 12/05/44 (a)	230,000	331,206
4.05%, 08/22/47 (a)	750,000	976,215
2.50%, 06/03/50 (a)	550,000	559,936
4.25%, 08/22/57 (a)	400,000	545,536
2.70%, 06/03/60 (a)	400,000	413,176
American Honda Finance Corp.
1.70%, 09/09/21	150,000	152,011
2.20%, 06/27/22	200,000	206,377
2.05%, 01/10/23	150,000	155,519
1.95%, 05/10/23	200,000	207,423
0.88%, 07/07/23	250,000	252,211
2.90%, 02/16/24	390,000	418,712
2.40%, 06/27/24	300,000	318,189
1.20%, 07/08/25	250,000	252,631
2.30%, 09/09/26	300,000	321,462
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.35%, 01/08/27	50,000	53,525
3.50%, 02/15/28	100,000	115,716
Aptiv Corp.
4.15%, 03/15/24 (a)	100,000	110,328
Aptiv PLC
4.35%, 03/15/29 (a)	150,000	169,304
5.40%, 03/15/49 (a)	100,000	110,957
Automatic Data Processing, Inc.
3.38%, 09/15/25 (a)	200,000	226,317
1.25%, 09/01/30 (a)	300,000	297,391
AutoNation, Inc.
3.50%, 11/15/24 (a)	250,000	265,751
4.75%, 06/01/30 (a)	250,000	293,994
AutoZone, Inc.
2.88%, 01/15/23 (a)	250,000	262,045
3.13%, 07/15/23 (a)	100,000	106,846
3.25%, 04/15/25 (a)	200,000	220,561
3.75%, 04/18/29 (a)	150,000	174,115
4.00%, 04/15/30 (a)	150,000	179,326
1.65%, 01/15/31 (a)	250,000	247,277
Best Buy Co., Inc.
4.45%, 10/01/28 (a)	100,000	118,349
Block Financial LLC
5.25%, 10/01/25 (a)	100,000	113,178
3.88%, 08/15/30 (a)	250,000	254,902
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	250,000	263,699
4.10%, 04/13/25 (a)	200,000	227,386
3.60%, 06/01/26 (a)	150,000	168,644
4.50%, 04/13/27 (a)	200,000	236,048
4.63%, 04/13/30 (a)	450,000	544,345
BorgWarner, Inc.
3.38%, 03/15/25 (a)	100,000	109,041
2.65%, 07/01/27 (a)	250,000	265,351
4.38%, 03/15/45 (a)	100,000	109,921
Choice Hotels International, Inc.
3.70%, 12/01/29 (a)	100,000	105,083
3.70%, 01/15/31 (a)	250,000	264,291
Costco Wholesale Corp.
2.75%, 05/18/24 (a)	200,000	216,275
3.00%, 05/18/27 (a)	400,000	451,108
1.60%, 04/20/30 (a)	100,000	102,485
1.75%, 04/20/32 (a)	400,000	413,038
Cummins, Inc.
0.75%, 09/01/25 (a)	250,000	250,819
1.50%, 09/01/30 (a)	250,000	249,011
4.88%, 10/01/43 (a)	150,000	203,863
2.60%, 09/01/50 (a)	250,000	247,627
D.R. Horton, Inc.
5.75%, 08/15/23 (a)	250,000	282,726
2.60%, 10/15/25 (a)	175,000	187,915
Daimler Finance North America LLC
8.50%, 01/18/31	200,000	309,151
Darden Restaurants, Inc.
3.85%, 05/01/27 (a)	200,000	206,553
Dollar General Corp.
3.25%, 04/15/23 (a)	100,000	106,287
3.88%, 04/15/27 (a)	200,000	231,317
4.13%, 05/01/28 (a)	100,000	118,252
3.50%, 04/03/30 (a)	200,000	229,393
4.13%, 04/03/50 (a)	100,000	121,145

44
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	100,000	107,872
4.00%, 05/15/25 (a)	300,000	340,570
4.20%, 05/15/28 (a)	250,000	295,087
eBay, Inc.
3.80%, 03/09/22 (a)	100,000	104,908
2.60%, 07/15/22 (a)	195,000	201,780
2.75%, 01/30/23 (a)	300,000	315,439
3.45%, 08/01/24 (a)	200,000	220,160
1.90%, 03/11/25 (a)	250,000	262,507
3.60%, 06/05/27 (a)	150,000	169,949
2.70%, 03/11/30 (a)	100,000	106,962
4.00%, 07/15/42 (a)	150,000	167,874
Expedia Group, Inc.
3.60%, 12/15/23 (a)	200,000	203,643
4.50%, 08/15/24 (a)	150,000	157,520
5.00%, 02/15/26 (a)	200,000	210,814
4.63%, 08/01/27 (a)	200,000	208,661
3.80%, 02/15/28 (a)	200,000	199,086
3.25%, 02/15/30 (a)	200,000	188,863
General Motors Co.
4.88%, 10/02/23	462,000	505,121
5.40%, 10/02/23	250,000	277,371
6.13%, 10/01/25 (a)	450,000	528,952
4.20%, 10/01/27 (a)	300,000	320,749
5.00%, 10/01/28 (a)	250,000	279,787
5.00%, 04/01/35	200,000	218,225
6.60%, 04/01/36 (a)	100,000	119,631
5.15%, 04/01/38 (a)	250,000	265,641
6.25%, 10/02/43	350,000	410,172
5.20%, 04/01/45	250,000	270,082
6.75%, 04/01/46 (a)	100,000	120,802
5.40%, 04/01/48 (a)	75,000	81,884
5.95%, 04/01/49 (a)	200,000	235,748
General Motors Financial Co., Inc.
3.20%, 07/06/21 (a)	650,000	660,523
4.20%, 11/06/21	150,000	155,087
3.45%, 04/10/22 (a)	500,000	514,665
3.55%, 07/08/22	350,000	363,408
3.25%, 01/05/23 (a)	250,000	259,559
5.20%, 03/20/23	450,000	491,571
3.70%, 05/09/23 (a)	312,000	327,296
1.70%, 08/18/23	350,000	352,303
5.10%, 01/17/24 (a)	200,000	219,955
3.95%, 04/13/24 (a)	150,000	160,291
3.50%, 11/07/24 (a)	150,000	159,107
4.00%, 01/15/25 (a)	100,000	107,754
2.90%, 02/26/25 (a)	200,000	207,725
4.35%, 04/09/25 (a)	150,000	164,353
5.25%, 03/01/26 (a)	450,000	512,536
4.35%, 01/17/27 (a)	200,000	217,493
2.70%, 08/20/27 (a)	350,000	350,898
3.85%, 01/05/28 (a)	150,000	158,104
5.65%, 01/17/29 (a)	100,000	117,231
3.60%, 06/21/30 (a)	500,000	522,272
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	250,000	267,931
5.25%, 06/01/25 (a)	100,000	108,461
5.38%, 04/15/26 (a)	150,000	166,721
5.75%, 06/01/28 (a)	100,000	113,764
5.30%, 01/15/29 (a)	100,000	111,547
4.00%, 01/15/30 (a)	100,000	104,400
4.00%, 01/15/31 (a)	400,000	415,594
Harley-Davidson, Inc.
3.50%, 07/28/25 (a)	100,000	107,107
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Harman International Industries, Inc.
4.15%, 05/15/25 (a)	75,000	83,755
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	200,000	203,853
5.38%, 04/23/25 (a)	100,000	108,905
4.38%, 09/15/28 (a)	150,000	154,640
IHS Markit Ltd.
4.13%, 08/01/23 (a)	100,000	109,469
4.75%, 08/01/28 (a)	150,000	179,904
4.25%, 05/01/29 (a)	175,000	205,142
JD.com, Inc.
3.88%, 04/29/26	200,000	223,059
3.38%, 01/14/30 (a)	200,000	218,830
4.13%, 01/14/50	200,000	227,339
Kohl's Corp.
9.50%, 05/15/25 (a)	100,000	120,254
4.25%, 07/17/25 (a)	250,000	249,780
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	250,000	254,010
2.90%, 06/25/25 (a)	400,000	398,692
3.50%, 08/18/26 (a)	150,000	153,334
3.90%, 08/08/29 (a)	150,000	151,837
Lear Corp.
3.80%, 09/15/27 (a)	50,000	53,536
4.25%, 05/15/29 (a)	50,000	53,194
3.50%, 05/30/30 (a)	150,000	152,687
5.25%, 05/15/49 (a)	100,000	108,251
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	150,000	155,777
3.88%, 09/15/23 (a)	100,000	109,628
3.13%, 09/15/24 (a)	100,000	109,427
3.38%, 09/15/25 (a)	474,000	531,752
2.50%, 04/15/26 (a)	200,000	217,618
3.10%, 05/03/27 (a)	250,000	279,316
3.65%, 04/05/29 (a)	400,000	462,976
4.50%, 04/15/30 (a)	200,000	248,309
5.00%, 04/15/40 (a)	100,000	133,259
4.65%, 04/15/42 (a)	195,000	248,815
4.25%, 09/15/44 (a)	100,000	119,815
4.38%, 09/15/45 (a)	100,000	122,496
3.70%, 04/15/46 (a)	150,000	170,987
4.05%, 05/03/47 (a)	250,000	299,716
4.55%, 04/05/49 (a)	300,000	384,745
5.13%, 04/15/50 (a)	250,000	347,777
Magna International, Inc.
3.63%, 06/15/24 (a)	200,000	221,406
2.45%, 06/15/30 (a)	200,000	212,043
Marriott International, Inc.
3.75%, 03/15/25 (a)	330,000	342,152
5.75%, 05/01/25 (a)	300,000	338,037
3.13%, 06/15/26 (a)	150,000	150,741
4.00%, 04/15/28 (a)	100,000	102,493
4.63%, 06/15/30 (a)	200,000	219,186
3.50%, 10/15/32 (a)	350,000	352,728
Mastercard, Inc.
2.00%, 11/21/21 (a)	250,000	255,036
2.00%, 03/03/25 (a)	150,000	160,370
2.95%, 11/21/26 (a)	250,000	283,011
3.30%, 03/26/27 (a)	150,000	172,317
3.50%, 02/26/28 (a)	100,000	116,969
2.95%, 06/01/29 (a)	150,000	170,053
3.35%, 03/26/30 (a)	200,000	235,283
3.80%, 11/21/46 (a)	200,000	247,047
3.95%, 02/26/48 (a)	150,000	190,836
3.65%, 06/01/49 (a)	250,000	306,194
3.85%, 03/26/50 (a)	200,000	253,270

45
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
McDonald's Corp.
2.63%, 01/15/22	250,000	257,575
3.35%, 04/01/23 (a)	150,000	160,723
3.38%, 05/26/25 (a)	150,000	167,513
3.30%, 07/01/25 (a)	100,000	111,832
1.45%, 09/01/25 (a)	150,000	155,101
3.70%, 01/30/26 (a)	330,000	376,759
3.50%, 03/01/27 (a)	200,000	227,236
3.50%, 07/01/27 (a)	200,000	228,955
3.80%, 04/01/28 (a)	350,000	408,476
2.63%, 09/01/29 (a)	100,000	109,162
2.13%, 03/01/30 (a)	250,000	260,451
3.60%, 07/01/30 (a)	150,000	174,757
4.70%, 12/09/35 (a)	250,000	320,391
5.70%, 02/01/39	150,000	211,198
4.88%, 07/15/40	100,000	130,947
3.70%, 02/15/42	200,000	224,206
4.60%, 05/26/45 (a)	100,000	125,748
4.88%, 12/09/45 (a)	420,000	550,412
4.45%, 03/01/47 (a)	100,000	124,587
4.45%, 09/01/48 (a)	250,000	313,032
3.63%, 09/01/49 (a)	300,000	338,604
4.20%, 04/01/50 (a)	100,000	122,738
NIKE, Inc.
2.25%, 05/01/23 (a)	100,000	104,543
2.40%, 03/27/25 (a)	150,000	161,835
2.38%, 11/01/26 (a)	100,000	109,298
2.75%, 03/27/27 (a)	350,000	389,014
2.85%, 03/27/30 (a)	350,000	391,363
3.25%, 03/27/40 (a)	150,000	169,697
3.38%, 11/01/46 (a)	350,000	400,321
3.38%, 03/27/50 (a)	200,000	230,452
Nordstrom, Inc.
4.00%, 03/15/27 (a)	196,000	172,126
4.38%, 04/01/30 (a)	100,000	80,921
5.00%, 01/15/44 (a)	100,000	70,602
NVR, Inc.
3.95%, 09/15/22 (a)	100,000	105,861
3.00%, 05/15/30 (a)	200,000	217,376
O'Reilly Automotive, Inc.
3.80%, 09/01/22 (a)	150,000	158,640
3.60%, 09/01/27 (a)	150,000	171,976
4.35%, 06/01/28 (a)	200,000	238,033
4.20%, 04/01/30 (a)	100,000	120,940
PACCAR Financial Corp.
3.15%, 08/09/21	150,000	154,141
2.65%, 05/10/22	150,000	156,071
2.00%, 09/26/22	100,000	103,357
2.65%, 04/06/23	150,000	158,723
0.35%, 08/11/23	150,000	149,990
1.80%, 02/06/25	200,000	210,119
PVH Corp.
4.63%, 07/10/25 (a)	250,000	256,597
Ralph Lauren Corp.
1.70%, 06/15/22	150,000	152,912
2.95%, 06/15/30 (a)	150,000	155,777
Ross Stores, Inc.
4.70%, 04/15/27 (a)	100,000	117,590
4.80%, 04/15/30 (a)	150,000	181,154
5.45%, 04/15/50 (a)	100,000	129,364
Sands China Ltd.
4.60%, 08/08/23 (a)	500,000	535,295
5.13%, 08/08/25 (a)	200,000	221,284
5.40%, 08/08/28 (a)	400,000	452,404
4.38%, 06/18/30 (a)(c)	200,000	215,937
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Starbucks Corp.
1.30%, 05/07/22	150,000	152,418
2.70%, 06/15/22 (a)	150,000	155,339
3.10%, 03/01/23 (a)	100,000	106,387
3.85%, 10/01/23 (a)	245,000	268,042
3.80%, 08/15/25 (a)	150,000	170,857
2.00%, 03/12/27 (a)	200,000	210,511
4.00%, 11/15/28 (a)	150,000	176,929
3.55%, 08/15/29 (a)	200,000	230,632
2.25%, 03/12/30 (a)	100,000	103,952
2.55%, 11/15/30 (a)	195,000	207,204
3.75%, 12/01/47 (a)	250,000	275,399
4.50%, 11/15/48 (a)	300,000	367,566
4.45%, 08/15/49 (a)	150,000	183,064
3.35%, 03/12/50 (a)	100,000	103,388
3.50%, 11/15/50 (a)	200,000	212,692
Tapestry, Inc.
4.25%, 04/01/25 (a)	150,000	153,203
4.13%, 07/15/27 (a)	100,000	97,746
Target Corp.
2.90%, 01/15/22	150,000	155,456
3.50%, 07/01/24	263,000	293,123
2.25%, 04/15/25 (a)	300,000	322,120
2.50%, 04/15/26	200,000	219,689
3.38%, 04/15/29 (a)	150,000	175,371
2.35%, 02/15/30 (a)	150,000	163,116
2.65%, 09/15/30 (a)	350,000	389,585
6.50%, 10/15/37	100,000	156,870
7.00%, 01/15/38	100,000	163,625
4.00%, 07/01/42	75,000	96,714
3.90%, 11/15/47 (a)	400,000	523,458
The Home Depot, Inc.
3.25%, 03/01/22	250,000	261,376
2.63%, 06/01/22 (a)	250,000	259,896
2.70%, 04/01/23 (a)	150,000	158,420
3.75%, 02/15/24 (a)	195,000	215,966
3.35%, 09/15/25 (a)	200,000	225,711
3.00%, 04/01/26 (a)	150,000	168,795
2.13%, 09/15/26 (a)	200,000	216,027
2.50%, 04/15/27 (a)	100,000	109,678
2.80%, 09/14/27 (a)	150,000	167,263
2.95%, 06/15/29 (a)	350,000	395,106
2.70%, 04/15/30 (a)	200,000	222,292
5.88%, 12/16/36	755,000	1,132,802
3.30%, 04/15/40 (a)	350,000	399,892
5.40%, 09/15/40 (a)	100,000	143,153
4.20%, 04/01/43 (a)	230,000	289,752
4.88%, 02/15/44 (a)	195,000	265,702
4.40%, 03/15/45 (a)	150,000	193,954
4.25%, 04/01/46 (a)	350,000	448,824
3.90%, 06/15/47 (a)	100,000	123,090
4.50%, 12/06/48 (a)	350,000	469,789
3.13%, 12/15/49 (a)	200,000	221,493
3.35%, 04/15/50 (a)	400,000	460,506
3.50%, 09/15/56 (a)	150,000	179,572
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	250,000	262,094
3.50%, 04/15/25 (a)	200,000	223,407
2.25%, 09/15/26 (a)	200,000	213,801
3.75%, 04/15/27 (a)	100,000	115,283
3.88%, 04/15/30 (a)	250,000	297,801
4.50%, 04/15/50 (a)	100,000	127,982
The Western Union Co.
4.25%, 06/09/23 (a)	100,000	108,562
2.85%, 01/10/25 (a)	100,000	105,973
6.20%, 11/17/36	100,000	119,080

46
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Toyota Motor Corp.
3.42%, 07/20/23	200,000	216,651
3.67%, 07/20/28	150,000	177,633
Toyota Motor Credit Corp.
3.40%, 09/15/21	389,000	401,551
2.60%, 01/11/22	150,000	154,651
3.30%, 01/12/22	250,000	260,116
1.15%, 05/26/22	500,000	507,070
0.45%, 07/22/22	250,000	250,544
2.15%, 09/08/22	500,000	517,735
2.63%, 01/10/23	100,000	105,070
2.90%, 03/30/23	200,000	212,535
0.50%, 08/14/23	450,000	451,123
1.35%, 08/25/23	200,000	205,319
3.45%, 09/20/23	100,000	108,962
3.35%, 01/08/24	150,000	163,548
2.90%, 04/17/24	200,000	216,104
2.00%, 10/07/24	100,000	105,365
1.80%, 02/13/25	400,000	418,882
3.00%, 04/01/25	300,000	330,318
3.20%, 01/11/27	150,000	169,120
1.15%, 08/13/27	450,000	450,857
3.65%, 01/08/29	150,000	178,433
2.15%, 02/13/30	100,000	106,398
3.38%, 04/01/30	200,000	233,986
TWDC Enterprises 18 Corp.
4.38%, 08/16/41	100,000	123,077
VF Corp.
2.40%, 04/23/25 (a)	350,000	372,391
2.95%, 04/23/30 (a)	200,000	218,314
Visa, Inc.
2.15%, 09/15/22 (a)	200,000	207,454
2.80%, 12/14/22 (a)	400,000	421,798
3.15%, 12/14/25 (a)	600,000	675,102
1.90%, 04/15/27 (a)	300,000	318,919
0.75%, 08/15/27 (a)	350,000	348,724
2.05%, 04/15/30 (a)	300,000	319,462
1.10%, 02/15/31 (a)	350,000	341,743
4.15%, 12/14/35 (a)	330,000	431,168
2.70%, 04/15/40 (a)	250,000	271,166
4.30%, 12/14/45 (a)	645,000	866,645
3.65%, 09/15/47 (a)	100,000	124,157
2.00%, 08/15/50 (a)	250,000	235,112
Walgreen Co.
3.10%, 09/15/22	150,000	157,499
4.40%, 09/15/42	400,000	424,158
Walgreens Boots Alliance, Inc.
3.80%, 11/18/24 (a)	580,000	641,767
3.45%, 06/01/26 (a)	300,000	329,877
3.20%, 04/15/30 (a)	150,000	159,413
4.80%, 11/18/44 (a)	300,000	330,885
4.65%, 06/01/46 (a)	100,000	108,501
4.10%, 04/15/50 (a)	150,000	151,745
Walmart, Inc.
3.13%, 06/23/21	600,000	614,277
2.35%, 12/15/22 (a)	250,000	261,300
2.55%, 04/11/23 (a)	500,000	526,442
3.40%, 06/26/23 (a)	450,000	487,935
3.30%, 04/22/24 (a)	250,000	273,762
2.85%, 07/08/24 (a)	200,000	217,627
2.65%, 12/15/24 (a)	200,000	217,296
3.55%, 06/26/25 (a)	250,000	284,880
3.05%, 07/08/26 (a)	150,000	169,426
3.70%, 06/26/28 (a)	500,000	592,817
3.25%, 07/08/29 (a)	150,000	175,401
2.38%, 09/24/29 (a)	100,000	110,274
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 09/01/35	450,000	653,562
6.50%, 08/15/37	150,000	238,715
3.95%, 06/28/38 (a)	250,000	314,005
5.63%, 04/01/40	100,000	149,763
5.00%, 10/25/40	150,000	211,302
5.63%, 04/15/41	200,000	305,256
4.30%, 04/22/44 (a)	500,000	663,725
3.63%, 12/15/47 (a)	150,000	184,456
4.05%, 06/29/48 (a)	600,000	781,452
2.95%, 09/24/49 (a)	150,000	167,651
		94,266,520
Consumer Non-Cyclical 4.5%
Abbott Laboratories
3.40%, 11/30/23 (a)	200,000	218,406
2.95%, 03/15/25 (a)	350,000	384,160
3.75%, 11/30/26 (a)	250,000	292,694
1.15%, 01/30/28 (a)	250,000	252,827
1.40%, 06/30/30 (a)	200,000	203,153
4.75%, 11/30/36 (a)	500,000	676,452
5.30%, 05/27/40	100,000	148,159
4.75%, 04/15/43 (a)	150,000	208,726
4.90%, 11/30/46 (a)	726,000	1,042,093
AbbVie, Inc.
3.38%, 11/14/21	150,000	155,228
2.15%, 11/19/21 (c)	250,000	254,999
3.45%, 03/15/22 (a)(c)	750,000	780,052
3.25%, 10/01/22 (a)(c)	300,000	314,653
2.90%, 11/06/22	400,000	420,602
3.20%, 11/06/22 (a)	200,000	210,534
2.30%, 11/21/22 (c)	500,000	519,300
2.85%, 05/14/23 (a)	300,000	317,154
3.75%, 11/14/23 (a)	300,000	328,939
3.85%, 06/15/24 (a)(c)	450,000	496,478
2.60%, 11/21/24 (a)(c)	575,000	615,997
3.80%, 03/15/25 (a)(c)	750,000	838,714
3.60%, 05/14/25 (a)	800,000	893,376
3.20%, 05/14/26 (a)	350,000	389,896
2.95%, 11/21/26 (a)(c)	600,000	659,667
4.25%, 11/14/28 (a)	300,000	357,717
3.20%, 11/21/29 (a)(c)	900,000	998,635
4.55%, 03/15/35 (a)(c)	350,000	435,641
4.50%, 05/14/35 (a)	400,000	494,498
4.30%, 05/14/36 (a)	450,000	538,609
4.05%, 11/21/39 (a)(c)	700,000	819,035
4.63%, 10/01/42 (a)(c)	100,000	123,394
4.40%, 11/06/42	450,000	544,124
4.85%, 06/15/44 (a)(c)	150,000	190,084
4.75%, 03/15/45 (a)(c)	111,000	137,846
4.70%, 05/14/45 (a)	450,000	562,495
4.45%, 05/14/46 (a)	400,000	487,260
4.88%, 11/14/48 (a)	300,000	385,671
4.25%, 11/21/49 (a)(c)	1,150,000	1,391,615
Adventist Health System
3.63%, 03/01/49 (a)	100,000	108,600
Advocate Health & Hospitals Corp.
3.83%, 08/15/28 (a)	50,000	58,061
4.27%, 08/15/48 (a)	150,000	195,760
3.39%, 10/15/49 (a)	100,000	113,304
Agilent Technologies, Inc.
2.75%, 09/15/29 (a)	150,000	162,962
2.10%, 06/04/30 (a)	150,000	154,535
Ahold Finance USA LLC
6.88%, 05/01/29	75,000	105,911
Allina Health System
3.89%, 04/15/49	100,000	117,633

47
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Altria Group, Inc.
3.49%, 02/14/22	150,000	156,536
2.85%, 08/09/22	150,000	156,632
2.95%, 05/02/23	450,000	476,543
4.00%, 01/31/24	200,000	221,400
3.80%, 02/14/24 (a)	250,000	274,556
2.35%, 05/06/25 (a)	170,000	180,733
4.40%, 02/14/26 (a)	100,000	115,929
2.63%, 09/16/26 (a)	100,000	107,892
4.80%, 02/14/29 (a)	450,000	538,967
3.40%, 05/06/30 (a)	200,000	221,015
5.80%, 02/14/39 (a)	300,000	383,991
4.25%, 08/09/42	200,000	215,743
4.50%, 05/02/43	100,000	111,441
5.38%, 01/31/44	445,000	553,426
3.88%, 09/16/46 (a)	200,000	209,304
5.95%, 02/14/49 (a)	400,000	543,562
4.45%, 05/06/50 (a)	200,000	229,974
6.20%, 02/14/59 (a)	150,000	207,077
AmerisourceBergen Corp.
3.40%, 05/15/24 (a)	200,000	217,757
3.25%, 03/01/25 (a)	100,000	110,151
3.45%, 12/15/27 (a)	100,000	114,624
2.80%, 05/15/30 (a)	150,000	161,263
4.25%, 03/01/45 (a)	50,000	57,690
4.30%, 12/15/47 (a)	100,000	117,309
Amgen, Inc.
2.70%, 05/01/22 (a)	100,000	103,450
2.65%, 05/11/22 (a)	300,000	310,969
3.63%, 05/15/22 (a)	250,000	261,860
2.25%, 08/19/23 (a)	200,000	209,983
3.63%, 05/22/24 (a)	250,000	276,117
1.90%, 02/21/25 (a)	100,000	105,176
3.13%, 05/01/25 (a)	150,000	165,655
2.60%, 08/19/26 (a)	330,000	362,719
2.20%, 02/21/27 (a)	300,000	318,313
3.20%, 11/02/27 (a)	150,000	169,023
2.45%, 02/21/30 (a)	200,000	214,188
2.30%, 02/25/31 (a)	225,000	237,454
3.15%, 02/21/40 (a)	400,000	427,252
4.95%, 10/01/41	300,000	398,367
5.15%, 11/15/41 (a)	200,000	269,200
4.40%, 05/01/45 (a)	350,000	437,391
4.56%, 06/15/48 (a)	300,000	390,835
3.38%, 02/21/50 (a)	400,000	438,730
4.66%, 06/15/51 (a)	725,000	959,788
2.77%, 09/01/53 (a)(c)	269,000	265,519
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26 (a)	750,000	849,045
4.70%, 02/01/36 (a)	1,055,000	1,265,778
4.90%, 02/01/46 (a)	1,800,000	2,232,099
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/23 (a)	449,000	478,140
3.70%, 02/01/24	250,000	275,497
3.65%, 02/01/26 (a)	350,000	395,265
4.70%, 02/01/36 (a)	150,000	178,559
4.00%, 01/17/43	100,000	110,505
4.63%, 02/01/44	150,000	179,437
4.90%, 02/01/46 (a)	200,000	246,824
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 01/12/24 (a)	300,000	327,468
4.15%, 01/23/25 (a)	300,000	341,185
4.00%, 04/13/28 (a)	450,000	522,286
4.75%, 01/23/29 (a)	700,000	854,658
3.50%, 06/01/30 (a)	300,000	344,232
4.90%, 01/23/31 (a)	250,000	316,810
4.38%, 04/15/38 (a)	250,000	288,616
Security Rate, Maturity Date	Face Amount ($)	Value ($)
8.20%, 01/15/39	250,000	403,886
5.45%, 01/23/39 (a)	300,000	382,936
8.00%, 11/15/39	150,000	239,378
4.35%, 06/01/40 (a)	200,000	232,658
4.95%, 01/15/42	200,000	244,003
3.75%, 07/15/42	100,000	107,570
4.60%, 04/15/48 (a)	400,000	479,532
4.44%, 10/06/48 (a)	400,000	471,382
5.55%, 01/23/49 (a)	800,000	1,077,660
4.50%, 06/01/50 (a)	400,000	485,676
4.75%, 04/15/58 (a)	150,000	187,069
5.80%, 01/23/59 (a)	300,000	433,524
4.60%, 06/01/60 (a)	400,000	493,162
Archer-Daniels-Midland Co.
3.38%, 03/15/22 (a)	150,000	156,741
2.75%, 03/27/25 (a)	200,000	218,295
2.50%, 08/11/26 (a)	200,000	218,403
3.25%, 03/27/30 (a)	200,000	230,636
4.54%, 03/26/42	100,000	134,652
4.02%, 04/16/43	100,000	126,697
3.75%, 09/15/47 (a)	200,000	251,549
4.50%, 03/15/49 (a)	100,000	142,169
Ascension Health
3.11%, 11/15/39 (a)	100,000	110,064
3.95%, 11/15/46	250,000	317,766
AstraZeneca PLC
2.38%, 06/12/22 (a)	100,000	103,513
3.50%, 08/17/23 (a)	100,000	108,529
3.38%, 11/16/25	450,000	507,634
0.70%, 04/08/26 (a)	300,000	297,751
3.13%, 06/12/27 (a)	100,000	111,357
4.00%, 01/17/29 (a)	250,000	298,671
1.38%, 08/06/30 (a)	250,000	245,702
6.45%, 09/15/37	430,000	667,418
4.00%, 09/18/42	250,000	312,142
4.38%, 11/16/45	100,000	132,484
4.38%, 08/17/48 (a)	150,000	203,012
2.13%, 08/06/50 (a)	250,000	232,845
Banner Health
2.34%, 01/01/30 (a)	150,000	157,211
BAT Capital Corp.
2.76%, 08/15/22 (a)	300,000	311,992
3.22%, 08/15/24 (a)	400,000	431,624
2.79%, 09/06/24 (a)	150,000	159,842
3.22%, 09/06/26 (a)	300,000	325,446
4.70%, 04/02/27 (a)	150,000	173,980
3.56%, 08/15/27 (a)	800,000	873,988
3.46%, 09/06/29 (a)	100,000	108,961
4.91%, 04/02/30 (a)	225,000	268,392
4.39%, 08/15/37 (a)	250,000	274,395
4.54%, 08/15/47 (a)	500,000	545,012
4.76%, 09/06/49 (a)	150,000	168,830
5.28%, 04/02/50 (a)	100,000	120,904
Baxalta, Inc.
4.00%, 06/23/25 (a)	150,000	171,903
5.25%, 06/23/45 (a)	99,000	139,342
Baxter International, Inc.
1.70%, 08/15/21 (a)	100,000	101,235
3.75%, 10/01/25 (a)(c)	150,000	171,753
2.60%, 08/15/26 (a)	129,000	141,657
3.95%, 04/01/30 (a)(c)	125,000	150,601
3.50%, 08/15/46 (a)	85,000	96,798
BayCare Health System, Inc.
3.83%, 11/15/50 (a)	100,000	126,139
Baylor Scott & White Holdings
4.19%, 11/15/45 (a)	100,000	126,151

48
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Becton Dickinson & Co.
2.89%, 06/06/22 (a)	350,000	363,422
3.36%, 06/06/24 (a)	500,000	544,372
3.73%, 12/15/24 (a)	252,000	280,165
3.70%, 06/06/27 (a)	298,000	338,296
2.82%, 05/20/30 (a)	200,000	217,468
4.69%, 12/15/44 (a)	150,000	189,345
4.67%, 06/06/47 (a)	200,000	252,708
3.79%, 05/20/50 (a)	200,000	227,360
Biogen, Inc.
3.63%, 09/15/22	150,000	159,599
4.05%, 09/15/25 (a)	250,000	288,421
2.25%, 05/01/30 (a)	300,000	310,330
5.20%, 09/15/45 (a)	350,000	476,012
3.15%, 05/01/50 (a)	300,000	305,526
Boston Scientific Corp.
3.38%, 05/15/22	150,000	157,211
3.85%, 05/15/25	275,000	313,013
1.90%, 06/01/25 (a)	300,000	314,659
4.00%, 03/01/28 (a)	150,000	176,692
4.00%, 03/01/29 (a)	300,000	351,235
4.55%, 03/01/39 (a)	150,000	189,109
4.70%, 03/01/49 (a)	300,000	399,901
Bristol-Myers Squibb Co.
2.25%, 08/15/21	150,000	152,972
2.60%, 05/16/22	150,000	156,056
2.00%, 08/01/22	200,000	206,155
3.25%, 08/15/22	200,000	211,393
3.55%, 08/15/22	200,000	212,492
2.75%, 02/15/23 (a)	200,000	211,116
3.25%, 02/20/23 (a)	150,000	160,491
4.00%, 08/15/23	350,000	386,970
3.63%, 05/15/24 (a)	100,000	110,597
2.90%, 07/26/24 (a)	500,000	545,105
3.88%, 08/15/25 (a)	400,000	460,814
3.20%, 06/15/26 (a)	250,000	284,167
3.25%, 02/27/27	150,000	172,282
3.45%, 11/15/27 (a)	250,000	288,437
3.90%, 02/20/28 (a)	300,000	354,690
3.40%, 07/26/29 (a)	600,000	701,121
4.13%, 06/15/39 (a)	400,000	514,686
3.25%, 08/01/42	200,000	236,164
5.25%, 08/15/43	400,000	577,170
4.63%, 05/15/44 (a)	400,000	543,816
5.00%, 08/15/45 (a)	450,000	645,561
4.35%, 11/15/47 (a)	100,000	133,664
4.55%, 02/20/48 (a)	150,000	207,466
4.25%, 10/26/49 (a)	600,000	805,068
Brown-Forman Corp.
4.00%, 04/15/38 (a)	150,000	182,395
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (a)	100,000	104,106
1.63%, 08/17/25 (a)	200,000	201,503
3.75%, 09/25/27 (a)	250,000	272,331
Campbell Soup Co.
3.65%, 03/15/23 (a)	150,000	160,569
3.95%, 03/15/25 (a)	100,000	112,614
3.30%, 03/19/25 (a)	150,000	163,906
4.15%, 03/15/28 (a)	150,000	175,112
4.80%, 03/15/48 (a)	100,000	130,022
3.13%, 04/24/50 (a)	200,000	203,224
Cardinal Health, Inc.
2.62%, 06/15/22 (a)	300,000	310,191
3.20%, 03/15/23	150,000	159,234
3.08%, 06/15/24 (a)	350,000	377,627
3.75%, 09/15/25 (a)	130,000	146,439
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 11/15/44 (a)	100,000	110,515
4.90%, 09/15/45 (a)	180,000	212,384
4.37%, 06/15/47 (a)	100,000	112,196
Catholic Health Services of Long Island Obligated Group
3.37%, 07/01/50 (a)(f)	250,000	249,642
Children's Health System of Texas
2.51%, 08/15/50 (a)	250,000	246,236
Children's Hospital Medical Center
4.27%, 05/15/44	100,000	130,271
Children's National Medical Center
2.93%, 07/15/50 (a)	100,000	98,780
Church & Dwight Co., Inc.
3.15%, 08/01/27 (a)	100,000	110,503
3.95%, 08/01/47 (a)	100,000	119,593
Cigna Corp.
3.40%, 09/17/21	150,000	154,719
3.90%, 02/15/22	145,000	152,370
3.05%, 11/30/22 (a)	200,000	210,808
3.00%, 07/15/23 (a)	150,000	160,193
3.75%, 07/15/23 (a)	500,000	544,395
3.50%, 06/15/24 (a)	145,000	158,953
3.25%, 04/15/25 (a)	200,000	220,982
4.13%, 11/15/25 (a)	350,000	404,595
4.50%, 02/25/26 (a)	194,000	228,454
3.40%, 03/01/27 (a)	142,000	159,577
3.05%, 10/15/27 (a)	145,000	161,497
4.38%, 10/15/28 (a)	760,000	911,183
2.40%, 03/15/30 (a)	400,000	421,124
4.80%, 08/15/38 (a)	380,000	481,982
3.20%, 03/15/40 (a)	100,000	107,084
6.13%, 11/15/41	100,000	146,636
4.80%, 07/15/46 (a)	320,000	414,589
3.88%, 10/15/47 (a)	145,000	166,465
4.90%, 12/15/48 (a)	500,000	670,057
3.40%, 03/15/50 (a)	250,000	269,800
City of Hope
5.62%, 11/15/43	100,000	142,936
Coca-Cola Consolidated, Inc.
3.80%, 11/25/25 (a)	100,000	111,751
Coca-Cola Femsa S.A.B. de CV
2.75%, 01/22/30 (a)	200,000	215,979
1.85%, 09/01/32 (a)(f)	250,000	250,245
5.25%, 11/26/43	150,000	208,564
Colgate-Palmolive Co.
2.25%, 11/15/22	100,000	104,361
1.95%, 02/01/23	100,000	104,254
2.10%, 05/01/23	150,000	157,143
3.25%, 03/15/24	100,000	110,026
4.00%, 08/15/45	100,000	134,879
3.70%, 08/01/47 (a)	100,000	131,456
CommonSpirit Health
2.95%, 11/01/22	100,000	105,086
2.76%, 10/01/24 (a)	100,000	104,989
3.35%, 10/01/29 (a)	150,000	160,409
4.35%, 11/01/42	150,000	166,070
4.19%, 10/01/49 (a)	350,000	379,774
Community Health Network, Inc.
3.10%, 05/01/50 (a)	250,000	246,105
Conagra Brands, Inc.
3.80%, 10/22/21	250,000	259,396
3.20%, 01/25/23 (a)	200,000	211,144
4.30%, 05/01/24 (a)	300,000	335,938
4.60%, 11/01/25 (a)	150,000	174,635
4.85%, 11/01/28 (a)	250,000	306,815

49
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.30%, 11/01/38 (a)	150,000	195,572
5.40%, 11/01/48 (a)	250,000	346,694
Constellation Brands, Inc.
3.20%, 02/15/23 (a)	400,000	424,276
4.40%, 11/15/25 (a)	100,000	116,858
4.75%, 12/01/25	100,000	118,986
3.70%, 12/06/26 (a)	250,000	287,679
3.50%, 05/09/27 (a)	100,000	112,146
3.15%, 08/01/29 (a)	50,000	54,714
2.88%, 05/01/30 (a)	400,000	432,946
4.50%, 05/09/47 (a)	150,000	184,769
5.25%, 11/15/48 (a)	150,000	201,853
3.75%, 05/01/50 (a)	200,000	222,514
Cottage Health Obligated Group
3.30%, 11/01/49 (a)	100,000	112,328
Covidien International Finance SA
3.20%, 06/15/22 (a)	200,000	208,630
2.95%, 06/15/23 (a)	200,000	212,687
CVS Health Corp.
2.13%, 06/01/21 (a)	330,000	333,892
3.50%, 07/20/22 (a)	300,000	316,104
2.75%, 12/01/22 (a)	250,000	262,025
3.70%, 03/09/23 (a)	1,050,000	1,130,955
3.38%, 08/12/24 (a)	380,000	417,301
2.63%, 08/15/24 (a)	150,000	160,880
4.10%, 03/25/25 (a)	800,000	912,768
3.88%, 07/20/25 (a)	500,000	567,055
2.88%, 06/01/26 (a)	200,000	218,356
3.00%, 08/15/26 (a)	200,000	220,099
3.63%, 04/01/27 (a)	150,000	170,351
1.30%, 08/21/27 (a)	400,000	398,872
4.30%, 03/25/28 (a)	1,750,000	2,062,734
3.25%, 08/15/29 (a)	300,000	334,737
3.75%, 04/01/30 (a)	300,000	347,436
1.75%, 08/21/30 (a)	400,000	396,306
4.88%, 07/20/35 (a)	350,000	447,265
4.78%, 03/25/38 (a)	750,000	922,811
4.13%, 04/01/40 (a)	300,000	350,848
2.70%, 08/21/40 (a)	400,000	391,664
5.30%, 12/05/43 (a)	250,000	327,014
5.13%, 07/20/45 (a)	500,000	647,222
5.05%, 03/25/48 (a)	1,550,000	2,025,501
4.25%, 04/01/50 (a)	200,000	239,675
Danaher Corp.
3.35%, 09/15/25 (a)	50,000	55,967
4.38%, 09/15/45 (a)	100,000	129,743
DENTSPLY SIRONA, Inc.
3.25%, 06/01/30 (a)	250,000	271,342
DH Europe Finance II Sarl
2.05%, 11/15/22	100,000	103,358
2.20%, 11/15/24 (a)	100,000	106,060
2.60%, 11/15/29 (a)	100,000	109,081
3.25%, 11/15/39 (a)	250,000	281,340
3.40%, 11/15/49 (a)	250,000	292,272
Diageo Capital PLC
2.63%, 04/29/23 (a)	50,000	52,614
1.38%, 09/29/25 (a)	200,000	206,224
3.88%, 05/18/28 (a)	200,000	235,371
2.38%, 10/24/29 (a)	200,000	215,022
2.00%, 04/29/30 (a)	250,000	260,612
2.13%, 04/29/32 (a)	200,000	208,290
3.88%, 04/29/43 (a)	100,000	121,978
Diageo Investment Corp.
2.88%, 05/11/22	250,000	260,644
8.00%, 09/15/22	150,000	172,316
4.25%, 05/11/42	150,000	189,558
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Dignity Health
4.50%, 11/01/42	50,000	53,532
5.27%, 11/01/64	100,000	124,406
Duke University Health System, Inc.
3.92%, 06/01/47 (a)	100,000	127,986
Edwards Lifesciences Corp.
4.30%, 06/15/28 (a)	100,000	120,790
Eli Lilly & Co.
2.35%, 05/15/22	100,000	103,591
2.75%, 06/01/25 (a)	100,000	110,074
3.10%, 05/15/27 (a)	100,000	112,993
3.38%, 03/15/29 (a)	150,000	174,956
3.88%, 03/15/39 (a)	100,000	123,552
3.70%, 03/01/45 (a)	100,000	121,292
3.95%, 05/15/47 (a)	100,000	128,208
3.95%, 03/15/49 (a)	200,000	258,712
2.25%, 05/15/50 (a)	650,000	623,519
4.15%, 03/15/59 (a)	200,000	264,956
2.50%, 09/15/60 (a)	250,000	239,871
Fomento Economico Mexicano S.A.B. de CV
4.38%, 05/10/43	200,000	245,154
3.50%, 01/16/50 (a)	500,000	538,032
General Mills, Inc.
2.60%, 10/12/22 (a)	500,000	521,670
4.00%, 04/17/25 (a)	300,000	342,517
4.20%, 04/17/28 (a)	275,000	327,062
2.88%, 04/15/30 (a)	150,000	165,497
4.55%, 04/17/38 (a)	250,000	324,010
4.70%, 04/17/48 (a)	150,000	206,456
Gilead Sciences, Inc.
4.40%, 12/01/21 (a)	724,000	753,510
1.95%, 03/01/22 (a)	100,000	102,313
3.25%, 09/01/22 (a)	400,000	421,488
2.50%, 09/01/23 (a)	200,000	211,723
3.65%, 03/01/26 (a)	450,000	515,266
2.95%, 03/01/27 (a)	200,000	224,256
4.00%, 09/01/36 (a)	100,000	125,585
5.65%, 12/01/41 (a)	674,000	995,811
4.80%, 04/01/44 (a)	300,000	401,980
4.50%, 02/01/45 (a)	200,000	260,913
4.75%, 03/01/46 (a)	470,000	633,238
4.15%, 03/01/47 (a)	150,000	192,918
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	150,000	156,398
2.88%, 06/01/22 (a)	300,000	312,837
3.00%, 06/01/24 (a)	300,000	326,055
3.38%, 06/01/29 (a)	200,000	232,081
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	250,000	265,385
3.38%, 05/15/23	200,000	216,127
3.63%, 05/15/25	300,000	341,368
3.88%, 05/15/28	400,000	476,596
6.38%, 05/15/38	413,000	643,774
4.20%, 03/18/43	100,000	129,582
Hackensack Meridian Health, Inc.
2.68%, 09/01/41 (a)	250,000	249,747
2.88%, 09/01/50 (a)	100,000	100,164
4.50%, 07/01/57 (a)	50,000	65,614
Hartford HealthCare Corp.
3.45%, 07/01/54	75,000	74,714
Hasbro, Inc.
2.60%, 11/19/22	150,000	155,105
3.00%, 11/19/24 (a)	100,000	105,889
3.55%, 11/19/26 (a)	150,000	158,910

50
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.90%, 11/19/29 (a)	100,000	105,171
5.10%, 05/15/44 (a)	150,000	155,585
HCA, Inc.
4.75%, 05/01/23	150,000	164,966
5.00%, 03/15/24	600,000	678,654
5.25%, 04/15/25	300,000	350,289
5.25%, 06/15/26 (a)	350,000	413,497
4.50%, 02/15/27 (a)	200,000	228,312
4.13%, 06/15/29 (a)	350,000	403,119
5.13%, 06/15/39 (a)	150,000	186,833
5.50%, 06/15/47 (a)	450,000	572,888
5.25%, 06/15/49 (a)	350,000	440,571
Indiana University Health, Inc. Obligated Group
3.97%, 11/01/48 (a)	55,000	70,853
Ingredion, Inc.
2.90%, 06/01/30 (a)	250,000	272,499
3.90%, 06/01/50 (a)	100,000	115,010
Johnson & Johnson
2.45%, 12/05/21	100,000	102,768
2.25%, 03/03/22 (a)	150,000	154,324
2.05%, 03/01/23 (a)	300,000	312,411
3.38%, 12/05/23	400,000	440,130
2.63%, 01/15/25 (a)	100,000	109,009
0.55%, 09/01/25 (a)	500,000	501,680
2.45%, 03/01/26 (a)	100,000	109,852
2.95%, 03/03/27 (a)	100,000	112,025
0.95%, 09/01/27 (a)	400,000	404,010
2.90%, 01/15/28 (a)	200,000	226,713
1.30%, 09/01/30 (a)	400,000	405,578
4.38%, 12/05/33 (a)	150,000	196,918
3.55%, 03/01/36 (a)	100,000	120,117
3.63%, 03/03/37 (a)	950,000	1,163,774
3.40%, 01/15/38 (a)	150,000	178,069
2.10%, 09/01/40 (a)	350,000	350,870
4.50%, 09/01/40	150,000	204,514
3.70%, 03/01/46 (a)	530,000	664,861
3.75%, 03/03/47 (a)	200,000	252,264
3.50%, 01/15/48 (a)	150,000	186,350
2.25%, 09/01/50 (a)	350,000	344,911
2.45%, 09/01/60 (a)	350,000	345,287
Kaiser Foundation Hospitals
3.15%, 05/01/27 (a)	400,000	452,010
4.15%, 05/01/47 (a)	250,000	321,010
3.27%, 11/01/49 (a)	150,000	168,986
Kellogg Co.
2.65%, 12/01/23	300,000	319,132
3.40%, 11/15/27 (a)	100,000	112,748
4.30%, 05/15/28 (a)	100,000	118,656
2.10%, 06/01/30 (a)	250,000	257,720
7.45%, 04/01/31	100,000	147,001
4.50%, 04/01/46	100,000	128,116
Keurig Dr Pepper, Inc.
4.06%, 05/25/23 (a)	350,000	382,534
4.42%, 05/25/25 (a)	250,000	290,117
2.55%, 09/15/26 (a)	100,000	108,789
4.60%, 05/25/28 (a)	550,000	666,146
4.99%, 05/25/38 (a)	200,000	262,214
4.50%, 11/15/45 (a)	250,000	317,817
3.80%, 05/01/50 (a)	150,000	175,173
Kimberly-Clark Corp.
2.75%, 02/15/26	250,000	276,325
3.95%, 11/01/28 (a)	200,000	241,462
3.20%, 04/25/29 (a)	100,000	115,157
3.10%, 03/26/30 (a)	250,000	286,666
3.20%, 07/30/46 (a)	200,000	234,404
2.88%, 02/07/50 (a)	100,000	110,285
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	38,000	53,616
Koninklijke Philips N.V.
5.00%, 03/15/42	195,000	257,048
Laboratory Corp. of America Holdings
3.20%, 02/01/22	100,000	103,832
4.00%, 11/01/23 (a)	200,000	219,274
3.25%, 09/01/24 (a)	100,000	109,856
2.30%, 12/01/24 (a)	100,000	106,316
3.60%, 02/01/25 (a)	150,000	167,517
3.60%, 09/01/27 (a)	150,000	170,964
2.95%, 12/01/29 (a)	100,000	109,699
4.70%, 02/01/45 (a)	150,000	192,478
Mayo Clinic
4.00%, 11/15/47	150,000	188,563
McCormick & Co., Inc.
3.15%, 08/15/24 (a)	150,000	164,365
3.40%, 08/15/27 (a)	150,000	169,608
4.20%, 08/15/47 (a)	150,000	191,398
McKesson Corp.
2.70%, 12/15/22 (a)	100,000	104,237
2.85%, 03/15/23 (a)	100,000	104,935
3.80%, 03/15/24 (a)	100,000	109,796
3.95%, 02/16/28 (a)	100,000	117,318
4.75%, 05/30/29 (a)	100,000	122,310
4.88%, 03/15/44 (a)	100,000	122,034
McLaren Health Care Corp.
4.39%, 05/15/48 (a)	200,000	249,194
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (a)	150,000	174,438
5.90%, 11/01/39	150,000	217,006
Medtronic, Inc.
3.15%, 03/15/22	150,000	156,545
2.75%, 04/01/23 (a)	100,000	105,727
3.50%, 03/15/25	500,000	563,137
4.38%, 03/15/35	400,000	530,062
4.63%, 03/15/45	475,000	657,918
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	100,000	139,660
4.20%, 07/01/55	100,000	137,255
Merck & Co., Inc.
2.35%, 02/10/22	450,000	464,026
2.40%, 09/15/22 (a)	150,000	155,787
2.80%, 05/18/23	250,000	266,744
2.90%, 03/07/24 (a)	150,000	162,522
2.75%, 02/10/25 (a)	480,000	524,131
0.75%, 02/24/26 (a)	250,000	252,060
3.40%, 03/07/29 (a)	250,000	292,462
1.45%, 06/24/30 (a)	250,000	253,912
3.90%, 03/07/39 (a)	200,000	250,093
2.35%, 06/24/40 (a)	250,000	256,194
3.60%, 09/15/42 (a)	100,000	122,239
4.15%, 05/18/43	200,000	257,445
3.70%, 02/10/45 (a)	550,000	670,601
4.00%, 03/07/49 (a)	300,000	388,618
2.45%, 06/24/50 (a)	250,000	252,059
Molson Coors Beverage Co.
2.10%, 07/15/21 (a)	168,000	170,126
3.50%, 05/01/22	195,000	204,033
3.00%, 07/15/26 (a)	350,000	374,449
5.00%, 05/01/42	250,000	283,251
4.20%, 07/15/46 (a)	330,000	343,306
Mondelez International, Inc.
0.63%, 07/01/22	200,000	200,979
2.13%, 04/13/23 (a)	100,000	104,107

51
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 05/07/23 (a)	250,000	270,145
1.50%, 05/04/25 (a)	175,000	181,488
3.63%, 02/13/26 (a)	200,000	229,287
2.75%, 04/13/30 (a)	300,000	328,789
Montefiore Obligated Group
4.29%, 09/01/50	100,000	103,969
Mount Sinai Hospitals Group, Inc.
3.74%, 07/01/49 (a)	100,000	112,246
MultiCare Health System
2.80%, 08/15/50 (a)	100,000	101,621
Mylan N.V.
3.95%, 06/15/26 (a)	300,000	339,930
5.25%, 06/15/46 (a)	200,000	255,048
Mylan, Inc.
4.20%, 11/29/23 (a)	230,000	252,832
4.55%, 04/15/28 (a)	400,000	468,568
5.40%, 11/29/43 (a)	100,000	125,835
5.20%, 04/15/48 (a)	100,000	125,249
Northwell Healthcare, Inc.
3.98%, 11/01/46 (a)	45,000	50,760
4.26%, 11/01/47 (a)	150,000	178,614
3.81%, 11/01/49 (a)	100,000	111,223
Novartis Capital Corp.
2.40%, 09/21/22	200,000	208,687
3.40%, 05/06/24	350,000	387,275
1.75%, 02/14/25 (a)	150,000	157,478
3.00%, 11/20/25 (a)	250,000	278,081
2.00%, 02/14/27 (a)	200,000	212,933
3.10%, 05/17/27 (a)	550,000	619,440
2.20%, 08/14/30 (a)	250,000	268,787
3.70%, 09/21/42	100,000	121,803
4.40%, 05/06/44	350,000	471,313
4.00%, 11/20/45 (a)	100,000	128,372
2.75%, 08/14/50 (a)	200,000	213,586
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.67%, 10/01/50 (a)	250,000	236,384
NYU Langone Hospitals
4.78%, 07/01/44	100,000	127,058
4.37%, 07/01/47 (a)	100,000	120,945
3.38%, 07/01/55 (a)	200,000	208,976
Orlando Health Obligated Group
4.09%, 10/01/48 (a)	50,000	56,469
Partners Healthcare System, Inc.
3.77%, 07/01/48 (a)	100,000	115,077
4.12%, 07/01/55	100,000	124,453
3.34%, 07/01/60 (a)	100,000	108,136
PeaceHealth Obligated Group
4.79%, 11/15/48 (a)	100,000	133,433
PepsiCo, Inc.
3.00%, 08/25/21	250,000	256,886
1.70%, 10/06/21 (a)	750,000	761,167
2.75%, 03/05/22	250,000	259,304
2.75%, 03/01/23	200,000	212,068
0.75%, 05/01/23	150,000	152,012
3.60%, 03/01/24 (a)	300,000	330,142
2.25%, 03/19/25 (a)	200,000	214,908
2.75%, 04/30/25 (a)	150,000	164,096
3.50%, 07/17/25 (a)	150,000	169,779
2.38%, 10/06/26 (a)	250,000	273,975
2.63%, 03/19/27 (a)	150,000	166,218
3.00%, 10/15/27 (a)	250,000	282,320
2.63%, 07/29/29 (a)	100,000	111,534
2.75%, 03/19/30 (a)	350,000	393,967
1.63%, 05/01/30 (a)	200,000	207,044
3.50%, 03/19/40 (a)	350,000	413,821
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.60%, 08/13/42	150,000	183,761
4.60%, 07/17/45 (a)	300,000	411,459
4.45%, 04/14/46 (a)	300,000	402,798
3.45%, 10/06/46 (a)	200,000	233,866
4.00%, 05/02/47 (a)	100,000	126,992
3.38%, 07/29/49 (a)	150,000	172,356
2.88%, 10/15/49 (a)	150,000	161,756
3.63%, 03/19/50 (a)	300,000	366,472
3.88%, 03/19/60 (a)	200,000	257,901
PerkinElmer, Inc.
3.30%, 09/15/29 (a)	150,000	166,386
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	91,000	98,468
4.38%, 03/15/26 (a)	200,000	224,783
3.15%, 06/15/30 (a)	250,000	264,199
Pfizer, Inc.
1.95%, 06/03/21	500,000	506,537
2.20%, 12/15/21	300,000	307,728
2.80%, 03/11/22	100,000	103,872
3.00%, 06/15/23	500,000	536,722
2.95%, 03/15/24 (a)	250,000	271,080
0.80%, 05/28/25 (a)	250,000	252,846
2.75%, 06/03/26	200,000	223,220
3.00%, 12/15/26	250,000	284,699
3.60%, 09/15/28 (a)	200,000	236,994
3.45%, 03/15/29 (a)	300,000	353,242
2.63%, 04/01/30 (a)	300,000	334,566
1.70%, 05/28/30 (a)	200,000	206,902
4.00%, 12/15/36	150,000	185,781
4.10%, 09/15/38 (a)	150,000	189,176
3.90%, 03/15/39 (a)	200,000	248,128
7.20%, 03/15/39	260,000	436,809
2.55%, 05/28/40 (a)	200,000	210,736
4.30%, 06/15/43	100,000	129,782
4.40%, 05/15/44	180,000	239,544
4.13%, 12/15/46	250,000	321,622
4.20%, 09/15/48 (a)	250,000	329,664
4.00%, 03/15/49 (a)	350,000	448,532
2.70%, 05/28/50 (a)	250,000	261,687
Philip Morris International, Inc.
2.90%, 11/15/21	230,000	237,109
2.38%, 08/17/22 (a)	250,000	259,387
2.50%, 08/22/22	400,000	417,398
1.13%, 05/01/23	200,000	203,551
3.60%, 11/15/23	100,000	109,691
2.88%, 05/01/24 (a)	150,000	161,959
3.25%, 11/10/24	230,000	255,061
1.50%, 05/01/25 (a)	175,000	181,226
3.38%, 08/11/25 (a)	330,000	369,296
3.13%, 03/02/28 (a)	150,000	168,579
3.38%, 08/15/29 (a)	150,000	171,539
2.10%, 05/01/30 (a)	200,000	207,838
6.38%, 05/16/38	100,000	150,603
4.38%, 11/15/41	200,000	247,504
4.50%, 03/20/42	250,000	309,084
3.88%, 08/21/42	100,000	114,938
4.13%, 03/04/43	150,000	178,388
4.88%, 11/15/43	100,000	130,162
4.25%, 11/10/44	200,000	244,915
Providence St Joseph Health Obligated Group
2.53%, 10/01/29 (a)	200,000	217,174
3.93%, 10/01/48 (a)	100,000	118,324
Quest Diagnostics, Inc.
3.50%, 03/30/25 (a)	150,000	167,100
3.45%, 06/01/26 (a)	150,000	170,114
4.20%, 06/30/29 (a)	100,000	119,140

52
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.95%, 06/30/30 (a)	150,000	164,049
2.80%, 06/30/31 (a)	200,000	216,800
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30 (a)	300,000	294,255
2.80%, 09/15/50 (a)	250,000	239,931
Reynolds American, Inc.
4.85%, 09/15/23	150,000	167,717
4.45%, 06/12/25 (a)	495,000	563,882
5.70%, 08/15/35 (a)	150,000	186,794
7.25%, 06/15/37	250,000	336,240
6.15%, 09/15/43	100,000	126,205
5.85%, 08/15/45 (a)	350,000	436,214
Royalty Pharma PLC
0.75%, 09/02/23 (c)(f)	350,000	349,802
1.20%, 09/02/25 (a)(c)(f)	350,000	349,611
1.75%, 09/02/27 (a)(c)(f)	300,000	300,288
2.20%, 09/02/30 (a)(c)(f)	300,000	297,861
3.30%, 09/02/40 (a)(c)(f)	300,000	295,426
3.55%, 09/02/50 (a)(c)(f)	300,000	291,034
RWJ Barnabas Health, Inc.
3.95%, 07/01/46 (a)	40,000	45,654
Sanofi
3.38%, 06/19/23 (a)	150,000	162,371
3.63%, 06/19/28 (a)	250,000	294,879
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	136,000	138,742
2.88%, 09/23/23 (a)	525,000	559,149
3.20%, 09/23/26 (a)	635,000	712,124
Spectrum Health System Obligated Group
3.49%, 07/15/49 (a)	50,000	58,249
Stanford Health Care
3.80%, 11/15/48 (a)	100,000	126,503
Stryker Corp.
1.15%, 06/15/25 (a)	200,000	203,439
3.38%, 11/01/25 (a)	150,000	168,622
3.50%, 03/15/26 (a)	150,000	170,299
3.65%, 03/07/28 (a)	150,000	175,153
1.95%, 06/15/30 (a)	150,000	154,141
4.38%, 05/15/44 (a)	100,000	125,803
4.63%, 03/15/46 (a)	250,000	329,675
2.90%, 06/15/50 (a)	200,000	210,162
Sutter Health
4.09%, 08/15/48 (a)	65,000	78,358
Sysco Corp.
2.50%, 07/15/21 (a)	150,000	152,435
2.60%, 06/12/22	100,000	103,505
3.55%, 03/15/25 (a)	100,000	109,215
5.65%, 04/01/25 (a)	100,000	118,357
3.75%, 10/01/25 (a)	100,000	110,436
3.30%, 07/15/26 (a)	150,000	162,942
3.25%, 07/15/27 (a)	150,000	161,814
2.40%, 02/15/30 (a)	200,000	201,424
5.95%, 04/01/30 (a)	150,000	189,692
6.60%, 04/01/40 (a)	150,000	200,438
4.85%, 10/01/45 (a)	100,000	111,712
4.50%, 04/01/46 (a)	150,000	160,647
4.45%, 03/15/48 (a)	100,000	110,180
3.30%, 02/15/50 (a)	100,000	93,280
6.60%, 04/01/50 (a)	250,000	346,241
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21 (a)	150,000	156,133
4.40%, 11/26/23 (a)	200,000	223,625
5.00%, 11/26/28 (a)	250,000	310,349
2.05%, 03/31/30 (a)	500,000	508,975
3.03%, 07/09/40 (a)	200,000	208,701
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.18%, 07/09/50 (a)	450,000	462,580
3.38%, 07/09/60 (a)	200,000	206,654
Texas Health Resources
2.33%, 11/15/50 (a)	250,000	234,335
The Children's Hospital Corp.
4.12%, 01/01/47 (a)	100,000	126,584
2.59%, 02/01/50 (a)	80,000	79,748
The Cleveland Clinic Foundation
4.86%, 01/01/14	100,000	144,354
The Clorox Co.
3.50%, 12/15/24 (a)	250,000	278,594
3.10%, 10/01/27 (a)	150,000	169,049
3.90%, 05/15/28 (a)	100,000	118,698
The Coca-Cola Co.
1.55%, 09/01/21	200,000	202,670
3.30%, 09/01/21	200,000	206,214
2.20%, 05/25/22	300,000	310,092
3.20%, 11/01/23	250,000	272,322
1.75%, 09/06/24	200,000	210,073
2.95%, 03/25/25	150,000	165,716
2.88%, 10/27/25	100,000	111,202
2.25%, 09/01/26	562,000	611,743
3.38%, 03/25/27	300,000	345,837
1.45%, 06/01/27	200,000	207,121
2.13%, 09/06/29	150,000	161,120
3.45%, 03/25/30	200,000	238,762
1.65%, 06/01/30	300,000	311,650
4.13%, 03/25/40	100,000	128,534
2.50%, 06/01/40	200,000	207,673
4.20%, 03/25/50	150,000	199,137
2.60%, 06/01/50	350,000	358,137
2.75%, 06/01/60	200,000	204,360
The Estee Lauder Cos., Inc.
2.00%, 12/01/24 (a)	200,000	211,942
2.38%, 12/01/29 (a)	100,000	107,640
2.60%, 04/15/30 (a)	150,000	164,764
6.00%, 05/15/37	90,000	132,203
4.15%, 03/15/47 (a)	100,000	128,107
3.13%, 12/01/49 (a)	150,000	168,904
The Hershey Co.
3.38%, 05/15/23 (a)	100,000	108,085
2.05%, 11/15/24 (a)	100,000	105,993
0.90%, 06/01/25 (a)	150,000	151,529
2.45%, 11/15/29 (a)	100,000	109,209
3.13%, 11/15/49 (a)	100,000	111,305
2.65%, 06/01/50 (a)	200,000	207,065
The JM Smucker Co.
3.50%, 03/15/25	487,000	548,805
2.38%, 03/15/30 (a)	100,000	104,771
4.38%, 03/15/45	100,000	120,979
3.55%, 03/15/50 (a)	100,000	109,389
The Johns Hopkins Health System Corp.
3.84%, 05/15/46	150,000	185,416
The Kroger Co.
2.95%, 11/01/21 (a)	250,000	256,842
2.80%, 08/01/22 (a)	150,000	156,390
2.65%, 10/15/26 (a)	150,000	164,194
4.50%, 01/15/29 (a)	200,000	246,465
2.20%, 05/01/30 (a)	400,000	419,582
5.40%, 07/15/40 (a)	200,000	259,028
5.00%, 04/15/42 (a)	100,000	126,650
3.88%, 10/15/46 (a)	100,000	114,410
4.45%, 02/01/47 (a)	350,000	436,425
4.65%, 01/15/48 (a)	150,000	191,974
3.95%, 01/15/50 (a)	150,000	175,628

53
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Methodist Hospital
2.71%, 12/01/50 (a)	250,000	250,225
The New York & Presbyterian Hospital
2.26%, 08/01/40 (a)	250,000	247,411
4.02%, 08/01/45	150,000	192,223
2.61%, 08/01/60 (a)	250,000	246,856
3.95%, 08/01/19 (a)	100,000	116,088
The Procter & Gamble Co.
1.70%, 11/03/21	250,000	254,341
2.15%, 08/11/22	150,000	155,630
3.10%, 08/15/23	150,000	162,614
2.45%, 03/25/25	150,000	162,949
2.70%, 02/02/26	150,000	168,947
2.45%, 11/03/26	241,000	266,075
2.80%, 03/25/27	100,000	112,141
2.85%, 08/11/27	150,000	170,944
3.00%, 03/25/30	200,000	231,613
5.80%, 08/15/34	200,000	298,595
3.55%, 03/25/40	300,000	369,352
3.50%, 10/25/47	200,000	250,949
3.60%, 03/25/50	175,000	222,769
The Toledo Hospital
5.33%, 11/15/28	150,000	165,140
6.02%, 11/15/48	50,000	58,156
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23 (a)	200,000	212,458
4.15%, 02/01/24 (a)	283,000	314,048
4.13%, 03/25/25 (a)	150,000	172,221
2.95%, 09/19/26 (a)	150,000	167,896
3.20%, 08/15/27 (a)	100,000	112,912
2.60%, 10/01/29 (a)	150,000	163,088
4.50%, 03/25/30 (a)	250,000	312,179
5.30%, 02/01/44 (a)	145,000	205,139
4.10%, 08/15/47 (a)	150,000	192,772
Trinity Health Corp.
4.13%, 12/01/45	100,000	120,318
Tyson Foods, Inc.
4.50%, 06/15/22 (a)	250,000	265,810
3.90%, 09/28/23 (a)	150,000	164,644
3.95%, 08/15/24 (a)	300,000	334,674
4.00%, 03/01/26 (a)	100,000	115,189
3.55%, 06/02/27 (a)	250,000	283,499
4.35%, 03/01/29 (a)	150,000	181,184
4.88%, 08/15/34 (a)	150,000	196,092
5.15%, 08/15/44 (a)	150,000	198,781
4.55%, 06/02/47 (a)	100,000	126,718
5.10%, 09/28/48 (a)	200,000	276,273
Unilever Capital Corp.
3.00%, 03/07/22	250,000	260,391
2.20%, 05/05/22 (a)	200,000	205,877
2.60%, 05/05/24 (a)	200,000	214,486
3.38%, 03/22/25 (a)	100,000	111,921
2.00%, 07/28/26	500,000	536,267
2.90%, 05/05/27 (a)	250,000	282,344
3.50%, 03/22/28 (a)	250,000	296,231
2.13%, 09/06/29 (a)	150,000	159,960
Upjohn, Inc.
1.65%, 06/22/25 (a)(c)	150,000	154,404
2.70%, 06/22/30 (a)(c)	300,000	313,984
3.85%, 06/22/40 (a)(c)	300,000	327,576
4.00%, 06/22/50 (a)(c)	400,000	438,662
Whirlpool Corp.
4.85%, 06/15/21	150,000	155,261
3.70%, 05/01/25	100,000	112,514
4.75%, 02/26/29 (a)	100,000	122,720
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 06/01/46 (a)	100,000	119,559
4.60%, 05/15/50 (a)	200,000	250,688
Wyeth LLC
6.50%, 02/01/34	150,000	234,571
6.00%, 02/15/36	100,000	147,046
5.95%, 04/01/37	500,000	742,355
Yale-New Haven Health Services Corp.
2.50%, 07/01/50 (a)	250,000	244,126
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/22 (a)	150,000	155,595
3.70%, 03/19/23 (a)	250,000	268,349
3.55%, 04/01/25 (a)	350,000	389,349
3.05%, 01/15/26 (a)	100,000	110,435
3.55%, 03/20/30 (a)	100,000	111,864
4.45%, 08/15/45 (a)	150,000	168,839
Zoetis, Inc.
3.25%, 02/01/23 (a)	70,000	74,216
3.00%, 09/12/27 (a)	200,000	222,935
3.90%, 08/20/28 (a)	200,000	237,951
2.00%, 05/15/30 (a)	250,000	260,614
4.70%, 02/01/43 (a)	195,000	258,112
4.45%, 08/20/48 (a)	100,000	131,852
3.00%, 05/15/50 (a)	200,000	217,064
		213,665,079
Energy 2.2%
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	200,000	209,810
3.34%, 12/15/27 (a)	200,000	218,386
3.14%, 11/07/29 (a)	100,000	107,216
4.49%, 05/01/30 (a)	200,000	235,264
4.08%, 12/15/47 (a)	300,000	316,482
Baker Hughes Holdings LLC
5.13%, 09/15/40	150,000	183,965
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	350,000	384,008
4.80%, 05/03/29 (a)	100,000	111,010
3.40%, 02/15/31 (a)	250,000	253,029
BP Capital Markets America, Inc.
2.11%, 09/16/21 (a)	500,000	508,185
2.52%, 09/19/22 (a)	150,000	155,993
2.94%, 04/06/23	200,000	212,469
2.75%, 05/10/23	300,000	318,843
3.22%, 11/28/23 (a)	250,000	269,679
3.79%, 02/06/24 (a)	150,000	165,091
3.19%, 04/06/25 (a)	250,000	275,992
3.41%, 02/11/26 (a)	150,000	168,259
3.12%, 05/04/26 (a)	200,000	221,842
3.02%, 01/16/27 (a)	100,000	109,787
3.59%, 04/14/27 (a)	200,000	225,829
3.94%, 09/21/28 (a)	150,000	175,909
4.23%, 11/06/28 (a)	250,000	298,796
3.63%, 04/06/30 (a)	300,000	345,268
1.75%, 08/10/30 (a)	350,000	348,150
3.00%, 02/24/50 (a)	400,000	395,344
2.77%, 11/10/50 (a)	500,000	472,357
BP Capital Markets PLC
3.06%, 03/17/22	250,000	260,420
2.50%, 11/06/22	150,000	156,520
3.81%, 02/10/24	250,000	275,874
3.54%, 11/04/24	200,000	221,926
3.51%, 03/17/25	100,000	111,853
3.28%, 09/19/27 (a)	650,000	727,035
3.72%, 11/28/28 (a)	150,000	173,272

54
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Burlington Resources LLC
5.95%, 10/15/36	100,000	140,291
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	260,962
3.80%, 04/15/24 (a)	100,000	107,955
3.90%, 02/01/25 (a)	130,000	142,301
2.05%, 07/15/25 (a)	250,000	256,290
3.85%, 06/01/27 (a)	100,000	108,656
6.45%, 06/30/33	295,000	371,704
6.25%, 03/15/38	330,000	410,350
4.95%, 06/01/47 (a)	100,000	116,820
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (a)	200,000	233,155
5.88%, 03/31/25 (a)	300,000	346,443
5.13%, 06/30/27 (a)	300,000	338,475
3.70%, 11/15/29 (a)(c)	200,000	211,780
Chevron Corp.
2.41%, 03/03/22 (a)	150,000	154,293
2.36%, 12/05/22 (a)	600,000	624,567
1.14%, 05/11/23	250,000	255,290
3.19%, 06/24/23 (a)	750,000	804,562
1.55%, 05/11/25 (a)	450,000	468,745
2.95%, 05/16/26 (a)	500,000	557,460
2.24%, 05/11/30 (a)	200,000	214,068
2.98%, 05/11/40 (a)	200,000	218,222
3.08%, 05/11/50 (a)	200,000	218,243
Chevron USA, Inc.
0.33%, 08/12/22	200,000	200,239
0.43%, 08/11/23	200,000	200,501
0.69%, 08/12/25 (a)	100,000	100,264
1.02%, 08/12/27 (a)	250,000	249,684
2.34%, 08/12/50 (a)	250,000	238,476
Cimarex Energy Co.
4.38%, 06/01/24 (a)	180,000	193,852
4.38%, 03/15/29 (a)	100,000	106,300
Columbia Pipeline Group, Inc.
4.50%, 06/01/25 (a)	200,000	232,920
5.80%, 06/01/45 (a)	100,000	127,634
Concho Resources, Inc.
4.38%, 01/15/25 (a)	200,000	206,695
3.75%, 10/01/27 (a)	150,000	166,461
4.30%, 08/15/28 (a)	200,000	226,490
2.40%, 02/15/31 (a)	250,000	245,325
4.88%, 10/01/47 (a)	100,000	116,316
4.85%, 08/15/48 (a)	100,000	116,123
Conoco Funding Co.
7.25%, 10/15/31	150,000	225,068
ConocoPhillips Co.
3.35%, 11/15/24 (a)	100,000	110,604
4.95%, 03/15/26 (a)	450,000	541,888
6.95%, 04/15/29	400,000	561,142
6.50%, 02/01/39	800,000	1,209,428
4.30%, 11/15/44 (a)	150,000	189,859
5.95%, 03/15/46 (a)	100,000	151,804
Devon Energy Corp.
5.85%, 12/15/25 (a)	150,000	172,143
7.95%, 04/15/32	100,000	131,148
5.60%, 07/15/41 (a)	400,000	422,670
4.75%, 05/15/42 (a)	100,000	96,273
5.00%, 06/15/45 (a)	100,000	99,984
Diamondback Energy, Inc.
2.88%, 12/01/24 (a)	100,000	103,263
4.75%, 05/31/25 (a)	150,000	165,615
5.38%, 05/31/25 (a)	150,000	156,325
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.25%, 12/01/26 (a)	200,000	206,531
3.50%, 12/01/29 (a)	150,000	152,776
Dominion Energy Gas Holdings LLC
3.55%, 11/01/23 (a)	200,000	216,974
2.50%, 11/15/24 (a)	100,000	107,177
3.00%, 11/15/29 (a)	200,000	221,547
4.80%, 11/01/43 (a)	100,000	126,104
3.90%, 11/15/49 (a)	100,000	117,098
Enable Midstream Partners LP
4.95%, 05/15/28 (a)	300,000	298,438
4.15%, 09/15/29 (a)	150,000	139,973
5.00%, 05/15/44 (a)	75,000	65,794
Enbridge Energy Partners LP
4.20%, 09/15/21 (a)	145,000	149,314
5.50%, 09/15/40 (a)	180,000	218,936
7.38%, 10/15/45 (a)	100,000	149,708
Enbridge, Inc.
4.00%, 10/01/23 (a)	250,000	272,576
3.70%, 07/15/27 (a)	550,000	615,178
3.13%, 11/15/29 (a)	250,000	270,041
4.50%, 06/10/44 (a)	200,000	230,194
5.50%, 12/01/46 (a)	100,000	132,938
4.00%, 11/15/49 (a)	100,000	110,458
Energy Transfer Operating LP
4.65%, 06/01/21 (a)	250,000	254,622
5.20%, 02/01/22 (a)	200,000	208,636
3.60%, 02/01/23 (a)	150,000	155,563
5.88%, 01/15/24 (a)	250,000	277,586
4.05%, 03/15/25 (a)	150,000	160,157
2.90%, 05/15/25 (a)	250,000	257,295
4.75%, 01/15/26 (a)	150,000	163,660
4.20%, 04/15/27 (a)	100,000	104,706
5.50%, 06/01/27 (a)	150,000	167,618
4.95%, 06/15/28 (a)	150,000	161,277
5.25%, 04/15/29 (a)	150,000	164,235
3.75%, 05/15/30 (a)	300,000	298,348
4.90%, 03/15/35 (a)	230,000	231,831
5.80%, 06/15/38 (a)	150,000	152,195
7.50%, 07/01/38	150,000	175,897
6.05%, 06/01/41 (a)	100,000	100,871
6.50%, 02/01/42 (a)	225,000	241,245
5.95%, 10/01/43 (a)	200,000	199,104
5.15%, 03/15/45 (a)	250,000	238,192
6.13%, 12/15/45 (a)	265,000	270,697
5.30%, 04/15/47 (a)	100,000	95,811
6.00%, 06/15/48 (a)	150,000	155,702
6.25%, 04/15/49 (a)	250,000	263,389
5.00%, 05/15/50 (a)	350,000	335,832
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (a)	200,000	210,720
5.00%, 10/01/22 (a)	100,000	105,947
4.50%, 11/01/23 (a)	150,000	160,672
1.75%, 01/22/26 (a)	300,000	314,034
Enterprise Products Operating LLC
3.50%, 02/01/22	200,000	208,417
3.35%, 03/15/23 (a)	150,000	159,523
3.90%, 02/15/24 (a)	195,000	214,289
3.75%, 02/15/25 (a)	230,000	257,194
3.70%, 02/15/26 (a)	250,000	283,439
3.95%, 02/15/27 (a)	150,000	172,683
4.15%, 10/16/28 (a)	250,000	293,911
3.13%, 07/31/29 (a)	200,000	219,273
2.80%, 01/31/30 (a)	350,000	374,586
7.55%, 04/15/38	100,000	140,172
6.13%, 10/15/39	350,000	455,562
5.95%, 02/01/41	100,000	128,620

55
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.85%, 08/15/42 (a)	100,000	115,742
4.45%, 02/15/43 (a)	200,000	221,474
4.85%, 03/15/44 (a)	300,000	348,519
5.10%, 02/15/45 (a)	300,000	359,494
4.90%, 05/15/46 (a)	500,000	584,740
4.25%, 02/15/48 (a)	200,000	216,694
4.80%, 02/01/49 (a)	150,000	177,140
4.20%, 01/31/50 (a)	250,000	273,462
3.70%, 01/31/51 (a)	200,000	205,090
3.20%, 02/15/52 (a)	250,000	237,754
3.95%, 01/31/60 (a)	150,000	152,794
4.88%, 08/16/77 (a)(b)	100,000	89,266
5.25%, 08/16/77 (a)(b)	100,000	96,180
5.38%, 02/15/78 (a)(b)	100,000	91,077
EOG Resources, Inc.
2.63%, 03/15/23 (a)	110,000	115,712
3.15%, 04/01/25 (a)	100,000	110,176
4.15%, 01/15/26 (a)	100,000	115,956
4.38%, 04/15/30 (a)	150,000	180,164
3.90%, 04/01/35 (a)	174,000	205,419
4.95%, 04/15/50 (a)	150,000	192,307
Exxon Mobil Corp.
2.40%, 03/06/22 (a)	150,000	154,299
1.90%, 08/16/22	150,000	154,876
2.73%, 03/01/23 (a)	350,000	369,264
1.57%, 04/15/23	500,000	516,020
2.02%, 08/16/24 (a)	250,000	263,919
2.71%, 03/06/25 (a)	300,000	325,581
2.99%, 03/19/25 (a)	700,000	769,821
3.04%, 03/01/26 (a)	500,000	557,617
2.28%, 08/16/26 (a)	150,000	162,445
3.29%, 03/19/27 (a)	150,000	170,803
2.44%, 08/16/29 (a)	200,000	216,406
3.48%, 03/19/30 (a)	600,000	697,383
2.61%, 10/15/30 (a)	200,000	218,238
3.00%, 08/16/39 (a)	150,000	160,998
4.23%, 03/19/40 (a)	450,000	560,277
3.57%, 03/06/45 (a)	230,000	259,213
4.11%, 03/01/46 (a)	350,000	424,538
3.10%, 08/16/49 (a)	300,000	315,709
4.33%, 03/19/50 (a)	500,000	639,722
3.45%, 04/15/51 (a)	500,000	562,195
Halliburton Co.
3.50%, 08/01/23 (a)	200,000	213,393
3.80%, 11/15/25 (a)	250,000	274,239
2.92%, 03/01/30 (a)	250,000	253,720
4.85%, 11/15/35 (a)	150,000	167,092
6.70%, 09/15/38	100,000	127,920
7.45%, 09/15/39	200,000	273,655
4.50%, 11/15/41 (a)	300,000	307,023
4.75%, 08/01/43 (a)	200,000	210,863
5.00%, 11/15/45 (a)	230,000	253,639
Helmerich & Payne, Inc.
4.65%, 03/15/25 (a)	180,000	198,258
Hess Corp.
4.30%, 04/01/27 (a)	250,000	266,562
7.88%, 10/01/29	100,000	126,090
7.30%, 08/15/31	100,000	123,924
6.00%, 01/15/40	100,000	115,502
5.80%, 04/01/47 (a)	450,000	515,803
HollyFrontier Corp.
5.88%, 04/01/26 (a)	150,000	165,191
Husky Energy, Inc.
4.00%, 04/15/24 (a)	200,000	211,830
4.40%, 04/15/29 (a)	200,000	212,971
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
5.00%, 10/01/21 (a)	100,000	103,583
3.95%, 09/01/22 (a)	450,000	477,236
4.15%, 02/01/24 (a)	100,000	109,799
4.30%, 05/01/24 (a)	296,000	328,439
7.30%, 08/15/33	200,000	277,126
5.80%, 03/15/35	150,000	185,225
6.95%, 01/15/38	330,000	441,301
6.55%, 09/15/40	150,000	192,651
7.50%, 11/15/40	100,000	138,077
5.00%, 08/15/42 (a)	100,000	113,151
4.70%, 11/01/42 (a)	195,000	214,571
5.50%, 03/01/44 (a)	200,000	240,655
5.40%, 09/01/44 (a)	195,000	235,191
Kinder Morgan, Inc.
3.15%, 01/15/23 (a)	150,000	158,377
4.30%, 06/01/25 (a)	395,000	448,868
4.30%, 03/01/28 (a)	200,000	232,215
2.00%, 02/15/31 (a)	250,000	244,992
7.75%, 01/15/32	150,000	216,997
5.30%, 12/01/34 (a)	250,000	304,645
5.55%, 06/01/45 (a)	330,000	408,566
5.05%, 02/15/46 (a)	200,000	236,356
5.20%, 03/01/48 (a)	100,000	123,015
3.25%, 08/01/50 (a)	250,000	235,966
Magellan Midstream Partners LP
3.25%, 06/01/30 (a)	200,000	216,454
5.15%, 10/15/43 (a)	250,000	296,570
4.85%, 02/01/49 (a)	150,000	178,119
Marathon Oil Corp.
2.80%, 11/01/22 (a)	100,000	102,449
3.85%, 06/01/25 (a)	200,000	208,329
4.40%, 07/15/27 (a)	300,000	307,642
6.80%, 03/15/32	100,000	110,336
6.60%, 10/01/37	150,000	161,707
Marathon Petroleum Corp.
4.50%, 05/01/23 (a)	200,000	217,705
4.75%, 12/15/23 (a)	150,000	166,606
3.63%, 09/15/24 (a)	230,000	248,677
4.70%, 05/01/25 (a)	200,000	228,291
5.13%, 12/15/26 (a)	100,000	118,789
3.80%, 04/01/28 (a)	100,000	110,068
6.50%, 03/01/41 (a)	100,000	128,538
4.75%, 09/15/44 (a)	150,000	167,484
4.50%, 04/01/48 (a)	150,000	162,502
5.00%, 09/15/54 (a)	250,000	276,659
MPLX LP
3.50%, 12/01/22 (a)	150,000	157,276
4.50%, 07/15/23 (a)	200,000	217,071
4.88%, 12/01/24 (a)	300,000	338,691
5.25%, 01/15/25 (a)	150,000	156,584
4.00%, 02/15/25 (a)	100,000	109,526
4.88%, 06/01/25 (a)	200,000	228,422
1.75%, 03/01/26 (a)	250,000	250,081
4.13%, 03/01/27 (a)	200,000	222,067
4.25%, 12/01/27 (a)	100,000	111,746
4.00%, 03/15/28 (a)	150,000	165,226
4.80%, 02/15/29 (a)	150,000	173,842
2.65%, 08/15/30 (a)	250,000	248,675
4.50%, 04/15/38 (a)	350,000	370,680
5.20%, 03/01/47 (a)	250,000	282,824
5.20%, 12/01/47 (a)	100,000	112,150
4.70%, 04/15/48 (a)	200,000	214,921
5.50%, 02/15/49 (a)	250,000	297,051
4.90%, 04/15/58 (a)	100,000	103,470

56
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
National Fuel Gas Co.
5.20%, 07/15/25 (a)	100,000	111,004
5.50%, 01/15/26 (a)	100,000	109,743
3.95%, 09/15/27 (a)	100,000	102,205
4.75%, 09/01/28 (a)	100,000	105,069
National Oilwell Varco, Inc.
3.60%, 12/01/29 (a)	100,000	98,721
3.95%, 12/01/42 (a)	150,000	140,821
Newfield Exploration Co.
5.75%, 01/30/22	100,000	102,621
5.63%, 07/01/24	200,000	206,467
Noble Energy, Inc.
3.90%, 11/15/24 (a)	200,000	222,649
3.85%, 01/15/28 (a)	200,000	227,480
3.25%, 10/15/29 (a)	100,000	111,111
6.00%, 03/01/41 (a)	150,000	209,164
5.25%, 11/15/43 (a)	100,000	134,314
5.05%, 11/15/44 (a)	150,000	197,400
4.95%, 08/15/47 (a)	100,000	130,995
4.20%, 10/15/49 (a)	100,000	121,369
Northwest Pipeline LLC
4.00%, 04/01/27 (a)	200,000	221,266
ONEOK Partners LP
3.38%, 10/01/22 (a)	100,000	104,233
4.90%, 03/15/25 (a)	150,000	164,635
6.65%, 10/01/36	250,000	291,261
6.13%, 02/01/41 (a)	150,000	161,787
ONEOK, Inc.
4.25%, 02/01/22 (a)	150,000	155,591
7.50%, 09/01/23 (a)	150,000	173,035
2.75%, 09/01/24 (a)	150,000	155,107
2.20%, 09/15/25 (a)	50,000	49,617
5.85%, 01/15/26 (a)	155,000	179,370
4.55%, 07/15/28 (a)	150,000	159,613
3.40%, 09/01/29 (a)	150,000	149,513
3.10%, 03/15/30 (a)	200,000	192,120
6.35%, 01/15/31 (a)	220,000	261,799
5.20%, 07/15/48 (a)	250,000	246,126
4.45%, 09/01/49 (a)	150,000	135,613
7.15%, 01/15/51 (a)	200,000	244,171
Ovintiv, Inc.
3.90%, 11/15/21 (a)	150,000	151,989
6.50%, 08/15/34	200,000	198,784
6.63%, 08/15/37	250,000	241,326
6.50%, 02/01/38	100,000	95,836
Phillips 66
4.30%, 04/01/22	300,000	318,042
3.85%, 04/09/25 (a)	500,000	560,375
3.90%, 03/15/28 (a)	150,000	170,897
2.15%, 12/15/30 (a)	250,000	246,422
4.65%, 11/15/34 (a)	150,000	184,597
5.88%, 05/01/42	100,000	134,854
4.88%, 11/15/44 (a)	350,000	425,889
Phillips 66 Partners LP
2.45%, 12/15/24 (a)	150,000	156,065
3.61%, 02/15/25 (a)	230,000	247,811
3.55%, 10/01/26 (a)	150,000	162,821
3.75%, 03/01/28 (a)	100,000	105,674
3.15%, 12/15/29 (a)	100,000	101,187
4.68%, 02/15/45 (a)	100,000	105,281
4.90%, 10/01/46 (a)	100,000	108,152
Pioneer Natural Resources Co.
4.45%, 01/15/26 (a)	100,000	116,412
1.90%, 08/15/30 (a)	200,000	194,603
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (a)	150,000	154,233
2.85%, 01/31/23 (a)	250,000	256,140
4.50%, 12/15/26 (a)	230,000	250,340
3.55%, 12/15/29 (a)	150,000	149,504
3.80%, 09/15/30 (a)	250,000	252,361
6.65%, 01/15/37	250,000	280,695
5.15%, 06/01/42 (a)	100,000	97,317
4.30%, 01/31/43 (a)	100,000	87,342
4.70%, 06/15/44 (a)	100,000	93,458
4.90%, 02/15/45 (a)	100,000	95,692
Sabine Pass Liquefaction LLC
6.25%, 03/15/22 (a)	200,000	213,513
5.63%, 04/15/23 (a)	300,000	331,558
5.75%, 05/15/24 (a)	380,000	434,849
5.63%, 03/01/25 (a)	350,000	407,918
5.88%, 06/30/26 (a)	200,000	240,821
5.00%, 03/15/27 (a)	200,000	228,217
4.20%, 03/15/28 (a)	350,000	385,777
4.50%, 05/15/30 (a)	375,000	429,617
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	200,000	217,063
2.65%, 06/26/30 (a)	450,000	461,020
Shell International Finance BV
1.75%, 09/12/21	250,000	253,810
2.38%, 08/21/22	150,000	156,028
3.40%, 08/12/23	150,000	163,071
3.50%, 11/13/23 (a)	250,000	273,691
2.00%, 11/07/24 (a)	200,000	211,212
2.38%, 04/06/25 (a)	300,000	322,422
3.25%, 05/11/25	430,000	480,411
2.88%, 05/10/26	150,000	167,081
2.50%, 09/12/26	250,000	274,055
3.88%, 11/13/28 (a)	450,000	530,865
2.38%, 11/07/29 (a)	400,000	426,172
2.75%, 04/06/30 (a)	250,000	275,197
4.13%, 05/11/35	400,000	494,664
6.38%, 12/15/38	500,000	757,342
3.63%, 08/21/42	230,000	258,882
4.55%, 08/12/43	150,000	189,228
4.38%, 05/11/45	430,000	535,187
4.00%, 05/10/46	430,000	511,883
3.75%, 09/12/46	200,000	230,785
3.13%, 11/07/49 (a)	300,000	316,530
3.25%, 04/06/50 (a)	250,000	270,032
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	300,000	337,104
3.50%, 03/15/25 (a)	200,000	219,763
4.50%, 03/15/45 (a)	150,000	173,029
Suncor Energy, Inc.
2.80%, 05/15/23	300,000	316,303
3.60%, 12/01/24 (a)	200,000	220,692
3.10%, 05/15/25 (a)	100,000	109,961
5.35%, 07/15/33	100,000	115,560
6.80%, 05/15/38	100,000	135,514
6.50%, 06/15/38	500,000	663,757
6.85%, 06/01/39	200,000	271,787
4.00%, 11/15/47 (a)	100,000	109,003
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (a)	150,000	155,279
4.25%, 04/01/24 (a)	350,000	372,473
3.90%, 07/15/26 (a)	100,000	104,914
4.00%, 10/01/27 (a)	200,000	205,613
5.30%, 04/01/44 (a)	200,000	188,903
5.35%, 05/15/45 (a)	100,000	95,477
5.40%, 10/01/47 (a)	350,000	342,174

57
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
TC PipeLines LP
4.38%, 03/13/25 (a)	150,000	163,019
Tennessee Gas Pipeline Co., LLC
7.00%, 10/15/28	200,000	257,995
The Williams Cos., Inc.
3.60%, 03/15/22 (a)	295,000	306,685
3.70%, 01/15/23 (a)	150,000	159,298
4.50%, 11/15/23 (a)	150,000	165,088
4.30%, 03/04/24 (a)	850,000	934,294
4.55%, 06/24/24 (a)	100,000	112,291
3.90%, 01/15/25 (a)	100,000	110,225
3.75%, 06/15/27 (a)	200,000	221,022
7.50%, 01/15/31	150,000	198,355
8.75%, 03/15/32	250,000	362,167
6.30%, 04/15/40	300,000	380,463
5.80%, 11/15/43 (a)	22,000	26,171
5.40%, 03/04/44 (a)	100,000	116,137
5.75%, 06/24/44 (a)	100,000	119,807
4.90%, 01/15/45 (a)	200,000	225,947
5.10%, 09/15/45 (a)	100,000	117,481
4.85%, 03/01/48 (a)	150,000	175,145
Total Capital Canada Ltd.
2.75%, 07/15/23	150,000	160,480
Total Capital International S.A.
2.75%, 06/19/21	250,000	254,969
2.88%, 02/17/22	250,000	259,274
3.70%, 01/15/24	200,000	220,865
3.75%, 04/10/24	400,000	444,908
2.43%, 01/10/25 (a)	150,000	160,717
3.46%, 02/19/29 (a)	300,000	346,008
2.83%, 01/10/30 (a)	200,000	223,023
2.99%, 06/29/41 (a)	200,000	210,275
3.46%, 07/12/49 (a)	200,000	223,403
3.13%, 05/29/50 (a)	450,000	475,029
3.39%, 06/29/60 (a)	200,000	220,402
Total Capital S.A.
4.25%, 12/15/21	200,000	210,260
3.88%, 10/11/28	150,000	178,272
TransCanada PipeLines Ltd.
2.50%, 08/01/22	250,000	259,499
3.75%, 10/16/23 (a)	100,000	108,883
4.88%, 01/15/26 (a)	200,000	237,590
4.25%, 05/15/28 (a)	450,000	525,841
4.10%, 04/15/30 (a)	200,000	233,469
4.63%, 03/01/34 (a)	150,000	181,087
5.60%, 03/31/34	100,000	128,420
5.85%, 03/15/36	100,000	133,839
6.20%, 10/15/37	300,000	407,047
4.75%, 05/15/38 (a)	100,000	120,545
6.10%, 06/01/40	150,000	206,390
5.00%, 10/16/43 (a)	200,000	247,363
4.88%, 05/15/48 (a)	250,000	321,025
5.10%, 03/15/49 (a)	250,000	334,254
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (a)(c)	200,000	218,287
4.60%, 03/15/48 (a)	100,000	118,069
3.95%, 05/15/50 (a)(c)	100,000	108,597
Valero Energy Corp.
2.85%, 04/15/25 (a)	350,000	374,712
3.40%, 09/15/26 (a)	400,000	441,314
4.00%, 04/01/29 (a)	150,000	168,808
7.50%, 04/15/32	150,000	215,974
6.63%, 06/15/37	200,000	269,805
4.90%, 03/15/45	230,000	273,245
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Valero Energy Partners LP
4.50%, 03/15/28 (a)	150,000	172,583
		102,267,061
Industrial Other 0.1%
California Institute of Technology
3.65%, 09/01/19 (a)	200,000	223,452
CBRE Services, Inc.
4.88%, 03/01/26 (a)	100,000	116,202
Cintas Corp. No. 2
3.25%, 06/01/22 (a)	100,000	104,144
3.70%, 04/01/27 (a)	300,000	343,747
Duke University
2.68%, 10/01/44	100,000	104,753
2.83%, 10/01/55	100,000	107,815
Johns Hopkins University
4.08%, 07/01/53	100,000	134,466
Massachusetts Institute of Technology
2.99%, 07/01/50 (a)	100,000	117,571
5.60%, 07/01/11	150,000	268,189
4.68%, 07/01/14	100,000	150,077
Northeastern University
2.89%, 10/01/50	150,000	157,984
Northwestern University
4.64%, 12/01/44	100,000	137,398
2.64%, 12/01/50 (a)	100,000	104,895
President & Fellows of Harvard College
3.15%, 07/15/46 (a)	100,000	115,296
3.30%, 07/15/56 (a)	100,000	122,826
Princeton University
5.70%, 03/01/39	100,000	156,157
Steelcase, Inc.
5.13%, 01/18/29 (a)	100,000	109,340
The American University
3.67%, 04/01/49	100,000	113,819
The George Washington University
4.87%, 09/15/45	50,000	68,990
4.13%, 09/15/48 (a)	150,000	198,243
The Georgetown University
4.32%, 04/01/49 (a)	50,000	65,354
2.94%, 04/01/50	100,000	102,892
5.22%, 10/01/18 (a)	50,000	72,595
The Leland Stanford Junior University
3.65%, 05/01/48 (a)	100,000	126,836
The Trustees of the University of Pennsylvania
2.40%, 10/01/50 (a)	150,000	151,268
4.67%, 09/01/12	50,000	73,590
Trustees of Boston College
3.13%, 07/01/52	150,000	171,780
University of Notre Dame du Lac
3.39%, 02/15/48 (a)	100,000	121,527
University of Southern California
3.03%, 10/01/39	350,000	386,274
3.84%, 10/01/47 (a)	150,000	192,392
3.23%, 10/01/20 (a)	100,000	104,869
William Marsh Rice University
3.57%, 05/15/45	200,000	242,962
Yale University
1.48%, 04/15/30 (a)	200,000	204,370
		4,972,073

58
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Technology 2.5%
Adobe, Inc.
1.70%, 02/01/23	150,000	155,183
3.25%, 02/01/25 (a)	150,000	166,971
2.15%, 02/01/27 (a)	200,000	215,225
2.30%, 02/01/30 (a)	200,000	216,412
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	150,000	163,007
Alphabet, Inc.
3.38%, 02/25/24	345,000	380,878
0.45%, 08/15/25 (a)	150,000	150,005
2.00%, 08/15/26 (a)	200,000	215,049
0.80%, 08/15/27 (a)	250,000	249,906
1.10%, 08/15/30 (a)	250,000	249,520
1.90%, 08/15/40 (a)	500,000	487,902
2.05%, 08/15/50 (a)	500,000	476,140
2.25%, 08/15/60 (a)	500,000	479,110
Amdocs Ltd.
2.54%, 06/15/30 (a)	250,000	260,678
Analog Devices, Inc.
3.13%, 12/05/23 (a)	150,000	161,810
2.95%, 04/01/25 (a)	150,000	164,500
3.90%, 12/15/25 (a)	150,000	172,599
3.50%, 12/05/26 (a)	100,000	114,038
5.30%, 12/15/45 (a)	100,000	141,179
Apple, Inc.
1.55%, 08/04/21 (a)	250,000	252,930
2.15%, 02/09/22	100,000	102,730
2.50%, 02/09/22 (a)	200,000	206,037
2.30%, 05/11/22 (a)	150,000	154,870
2.70%, 05/13/22	450,000	468,450
1.70%, 09/11/22	200,000	205,763
2.10%, 09/12/22 (a)	200,000	207,156
2.40%, 01/13/23 (a)	250,000	261,924
2.85%, 02/23/23 (a)	150,000	158,803
2.40%, 05/03/23	1,080,000	1,140,680
0.75%, 05/11/23	350,000	354,282
3.00%, 02/09/24 (a)	250,000	270,448
3.45%, 05/06/24	400,000	442,934
2.85%, 05/11/24 (a)	300,000	324,849
1.80%, 09/11/24 (a)	100,000	105,143
2.75%, 01/13/25 (a)	200,000	218,470
2.50%, 02/09/25	539,000	585,025
1.13%, 05/11/25 (a)	400,000	410,832
3.20%, 05/13/25	250,000	280,530
0.55%, 08/20/25 (a)	350,000	351,106
3.25%, 02/23/26 (a)	680,000	769,770
2.45%, 08/04/26 (a)	350,000	384,009
2.05%, 09/11/26 (a)	450,000	484,310
3.35%, 02/09/27 (a)	300,000	343,917
3.20%, 05/11/27 (a)	350,000	398,869
3.00%, 06/20/27 (a)	300,000	338,805
2.90%, 09/12/27 (a)	500,000	562,880
3.00%, 11/13/27 (a)	250,000	283,441
2.20%, 09/11/29 (a)	200,000	216,153
1.65%, 05/11/30 (a)	400,000	414,920
1.25%, 08/20/30 (a)	500,000	501,930
4.50%, 02/23/36 (a)	200,000	266,677
3.85%, 05/04/43	480,000	591,864
4.45%, 05/06/44	150,000	201,890
3.45%, 02/09/45	400,000	469,222
4.38%, 05/13/45	300,000	396,067
4.65%, 02/23/46 (a)	850,000	1,163,046
3.85%, 08/04/46 (a)	400,000	493,754
4.25%, 02/09/47 (a)	195,000	256,881
3.75%, 09/12/47 (a)	250,000	304,761
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.75%, 11/13/47 (a)	350,000	427,023
2.95%, 09/11/49 (a)	200,000	216,373
2.65%, 05/11/50 (a)	400,000	414,190
2.40%, 08/20/50 (a)	500,000	498,740
2.55%, 08/20/60 (a)	500,000	497,087
Applied Materials, Inc.
3.90%, 10/01/25 (a)	250,000	288,774
3.30%, 04/01/27 (a)	150,000	172,076
1.75%, 06/01/30 (a)	250,000	259,880
5.10%, 10/01/35 (a)	150,000	210,684
4.35%, 04/01/47 (a)	150,000	202,910
2.75%, 06/01/50 (a)	200,000	212,728
Arrow Electronics, Inc.
4.50%, 03/01/23 (a)	100,000	107,241
3.25%, 09/08/24 (a)	250,000	269,784
Autodesk, Inc.
4.38%, 06/15/25 (a)	200,000	228,916
2.85%, 01/15/30 (a)	100,000	110,612
Avnet, Inc.
4.88%, 12/01/22	100,000	107,784
4.63%, 04/15/26 (a)	200,000	223,374
Baidu, Inc.
3.50%, 11/28/22	200,000	210,110
3.88%, 09/29/23 (a)	200,000	215,881
4.13%, 06/30/25	500,000	561,005
4.88%, 11/14/28 (a)	200,000	241,469
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (a)	150,000	156,292
3.63%, 01/15/24 (a)	200,000	216,175
3.13%, 01/15/25 (a)	300,000	321,978
3.88%, 01/15/27 (a)	850,000	942,964
3.50%, 01/15/28 (a)	250,000	270,441
Broadcom, Inc.
3.13%, 10/15/22	200,000	209,827
3.63%, 10/15/24 (a)	200,000	219,517
4.70%, 04/15/25 (a)	450,000	514,537
3.15%, 11/15/25 (a)	400,000	433,486
4.25%, 04/15/26 (a)	350,000	397,563
3.46%, 09/15/26 (a)	356,000	391,251
4.11%, 09/15/28 (a)	413,000	464,726
4.75%, 04/15/29 (a)	450,000	529,123
5.00%, 04/15/30 (a)	400,000	476,890
4.15%, 11/15/30 (a)	450,000	508,934
4.30%, 11/15/32 (a)	350,000	403,083
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26 (a)	100,000	112,654
2.90%, 12/01/29 (a)	150,000	163,934
Cisco Systems, Inc.
1.85%, 09/20/21 (a)	300,000	304,749
3.00%, 06/15/22	200,000	210,140
2.20%, 09/20/23 (a)	150,000	158,182
3.50%, 06/15/25	512,000	586,606
2.95%, 02/28/26	200,000	225,727
2.50%, 09/20/26 (a)	100,000	110,939
5.90%, 02/15/39	100,000	151,732
5.50%, 01/15/40	450,000	665,624
Citrix Systems, Inc.
4.50%, 12/01/27 (a)	100,000	115,247
3.30%, 03/01/30 (a)	125,000	133,519
Corning, Inc.
2.90%, 05/15/22 (a)	200,000	207,088
4.75%, 03/15/42	100,000	125,527
5.35%, 11/15/48 (a)	200,000	267,719
3.90%, 11/15/49 (a)	100,000	115,182
4.38%, 11/15/57 (a)	100,000	121,186

59
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.85%, 11/15/68 (a)	100,000	132,478
5.45%, 11/15/79 (a)	190,000	241,685
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (a)(c)	467,000	479,345
5.45%, 06/15/23 (a)(c)	600,000	662,703
4.00%, 07/15/24 (a)(c)	150,000	162,443
5.85%, 07/15/25 (a)(c)	200,000	234,786
6.02%, 06/15/26 (a)(c)	880,000	1,034,207
4.90%, 10/01/26 (a)(c)	350,000	396,039
6.10%, 07/15/27 (a)(c)	100,000	117,745
5.30%, 10/01/29 (a)(c)	300,000	343,024
6.20%, 07/15/30 (a)(c)	200,000	242,657
8.10%, 07/15/36 (a)(c)	250,000	333,540
8.35%, 07/15/46 (a)(c)	370,000	502,034
DXC Technology Co.
4.25%, 04/15/24 (a)	100,000	108,758
4.13%, 04/15/25 (a)	200,000	216,666
4.75%, 04/15/27 (a)	100,000	111,895
Equifax, Inc.
2.60%, 12/01/24 (a)	300,000	321,214
2.60%, 12/15/25 (a)	200,000	214,977
3.10%, 05/15/30 (a)	200,000	219,711
Equinix, Inc.
2.63%, 11/18/24 (a)	150,000	160,757
1.25%, 07/15/25 (a)	250,000	253,873
2.90%, 11/18/26 (a)	100,000	109,212
5.38%, 05/15/27 (a)	150,000	164,251
3.20%, 11/18/29 (a)	200,000	221,762
3.00%, 07/15/50 (a)	250,000	256,370
Fidelity National Information Services, Inc.
3.50%, 04/15/23 (a)	150,000	160,271
3.00%, 08/15/26 (a)	200,000	223,684
4.25%, 05/15/28 (a)	250,000	298,948
3.75%, 05/21/29 (a)	150,000	176,397
Fiserv, Inc.
4.75%, 06/15/21	150,000	155,073
3.80%, 10/01/23 (a)	150,000	164,268
2.75%, 07/01/24 (a)	250,000	268,584
3.85%, 06/01/25 (a)	100,000	113,557
3.20%, 07/01/26 (a)	450,000	504,733
2.25%, 06/01/27 (a)	250,000	266,506
4.20%, 10/01/28 (a)	150,000	178,884
3.50%, 07/01/29 (a)	500,000	570,407
2.65%, 06/01/30 (a)	250,000	269,409
4.40%, 07/01/49 (a)	475,000	603,212
Flex Ltd
4.88%, 05/12/30 (a)	200,000	228,586
Flex Ltd.
4.75%, 06/15/25 (a)	200,000	225,490
3.75%, 02/01/26 (a)	400,000	434,942
4.88%, 06/15/29 (a)	100,000	114,841
FLIR Systems, Inc.
2.50%, 08/01/30 (a)	250,000	256,768
Genpact Luxembourg Sarl
3.70%, 04/01/22 (a)(g)(h)	100,000	102,501
Global Payments, Inc.
3.75%, 06/01/23 (a)	100,000	107,572
4.00%, 06/01/23 (a)	100,000	108,673
2.65%, 02/15/25 (a)	150,000	160,611
4.45%, 06/01/28 (a)	100,000	117,617
3.20%, 08/15/29 (a)	200,000	219,626
2.90%, 05/15/30 (a)	225,000	243,014
4.15%, 08/15/49 (a)	200,000	238,097
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Hewlett Packard Enterprise Co.
3.50%, 10/05/21 (a)	200,000	206,059
4.40%, 10/15/22 (a)	250,000	268,010
2.25%, 04/01/23 (a)	150,000	155,633
1.45%, 04/01/24 (a)	500,000	506,147
4.65%, 10/01/24 (a)	300,000	339,372
4.90%, 10/15/25 (a)	350,000	404,754
1.75%, 04/01/26 (a)	400,000	401,456
6.20%, 10/15/35 (a)	150,000	186,962
6.35%, 10/15/45 (a)	262,000	335,794
HP, Inc.
4.05%, 09/15/22	400,000	427,268
2.20%, 06/17/25 (a)	150,000	158,293
3.00%, 06/17/27 (a)	300,000	325,642
3.40%, 06/17/30 (a)	200,000	216,204
6.00%, 09/15/41	150,000	183,918
IBM Credit LLC
3.00%, 02/06/23	100,000	106,352
Intel Corp.
3.30%, 10/01/21	263,000	271,761
2.35%, 05/11/22 (a)	150,000	155,055
3.10%, 07/29/22	200,000	211,093
2.70%, 12/15/22	350,000	369,523
2.88%, 05/11/24 (a)	300,000	325,012
3.40%, 03/25/25 (a)	350,000	392,896
3.70%, 07/29/25 (a)	350,000	400,118
2.60%, 05/19/26 (a)	150,000	165,371
3.75%, 03/25/27 (a)	250,000	292,610
2.45%, 11/15/29 (a)	450,000	490,522
3.90%, 03/25/30 (a)	300,000	364,657
4.00%, 12/15/32	150,000	189,248
4.60%, 03/25/40 (a)	250,000	333,424
4.80%, 10/01/41	195,000	263,917
4.25%, 12/15/42	100,000	125,856
4.10%, 05/19/46 (a)	550,000	690,401
4.10%, 05/11/47 (a)	100,000	126,288
3.73%, 12/08/47 (a)	350,000	417,702
3.25%, 11/15/49 (a)	300,000	336,715
4.75%, 03/25/50 (a)	400,000	554,430
3.10%, 02/15/60 (a)	160,000	172,338
4.95%, 03/25/60 (a)	150,000	218,343
International Business Machines Corp.
2.50%, 01/27/22	150,000	154,663
2.85%, 05/13/22	550,000	573,664
1.88%, 08/01/22	200,000	205,987
2.88%, 11/09/22	400,000	421,940
3.38%, 08/01/23	200,000	217,145
3.63%, 02/12/24	400,000	441,258
3.00%, 05/15/24	650,000	707,359
3.45%, 02/19/26	300,000	342,100
3.30%, 05/15/26	550,000	624,844
3.30%, 01/27/27	250,000	283,504
1.70%, 05/15/27 (a)	200,000	207,345
6.22%, 08/01/27	230,000	305,822
3.50%, 05/15/29	550,000	639,545
1.95%, 05/15/30 (a)	200,000	207,534
4.15%, 05/15/39	450,000	554,593
5.60%, 11/30/39	150,000	214,896
2.85%, 05/15/40 (a)	200,000	213,046
4.70%, 02/19/46	150,000	199,830
4.25%, 05/15/49	650,000	825,913
2.95%, 05/15/50 (a)	200,000	208,291
Intuit, Inc.
0.65%, 07/15/23	250,000	252,139
0.95%, 07/15/25 (a)	200,000	202,458
1.35%, 07/15/27 (a)	250,000	255,966

60
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Jabil, Inc.
4.70%, 09/15/22	200,000	214,850
3.60%, 01/15/30 (a)	100,000	107,235
3.00%, 01/15/31 (a)	200,000	203,722
Juniper Networks, Inc.
4.50%, 03/15/24	200,000	224,914
3.75%, 08/15/29 (a)	150,000	171,010
5.95%, 03/15/41	100,000	126,599
Keysight Technologies, Inc.
4.60%, 04/06/27 (a)	150,000	176,960
3.00%, 10/30/29 (a)	100,000	109,683
KLA Corp.
4.65%, 11/01/24 (a)	230,000	264,708
4.10%, 03/15/29 (a)	100,000	120,248
5.00%, 03/15/49 (a)	100,000	135,670
3.30%, 03/01/50 (a)	100,000	107,099
Lam Research Corp.
2.80%, 06/15/21 (a)	100,000	101,769
3.80%, 03/15/25 (a)	230,000	260,355
4.00%, 03/15/29 (a)	150,000	180,385
1.90%, 06/15/30 (a)	200,000	207,413
4.88%, 03/15/49 (a)	100,000	143,881
2.88%, 06/15/50 (a)	200,000	212,357
Leidos, Inc.
3.63%, 05/15/25 (a)(c)	150,000	167,530
4.38%, 05/15/30 (a)(c)	150,000	176,183
Marvell Technology Group Ltd.
4.88%, 06/22/28 (a)	100,000	120,690
Maxim Integrated Products, Inc.
3.45%, 06/15/27 (a)	100,000	111,092
Microchip Technology, Inc.
4.33%, 06/01/23 (a)	200,000	215,941
Micron Technology, Inc.
2.50%, 04/24/23	200,000	208,756
4.98%, 02/06/26 (a)	250,000	291,863
4.19%, 02/15/27 (a)	150,000	172,569
5.33%, 02/06/29 (a)	200,000	240,770
4.66%, 02/15/30 (a)	150,000	175,052
Microsoft Corp.
1.55%, 08/08/21 (a)	300,000	303,447
2.40%, 02/06/22 (a)	250,000	257,401
2.38%, 02/12/22 (a)	300,000	308,842
2.65%, 11/03/22 (a)	150,000	157,324
2.38%, 05/01/23 (a)	300,000	315,571
2.00%, 08/08/23 (a)	400,000	419,200
3.63%, 12/15/23 (a)	350,000	385,497
2.88%, 02/06/24 (a)	350,000	378,156
2.70%, 02/12/25 (a)	350,000	382,499
3.13%, 11/03/25 (a)	530,000	596,176
2.40%, 08/08/26 (a)	800,000	875,496
3.30%, 02/06/27 (a)	750,000	859,961
3.50%, 02/12/35 (a)	250,000	309,167
4.20%, 11/03/35 (a)	250,000	330,016
3.45%, 08/08/36 (a)	350,000	422,229
4.10%, 02/06/37 (a)	300,000	389,179
4.50%, 10/01/40	550,000	754,630
3.50%, 11/15/42	100,000	120,982
3.75%, 02/12/45 (a)	350,000	439,330
4.45%, 11/03/45 (a)	250,000	348,845
3.70%, 08/08/46 (a)	874,000	1,092,382
4.25%, 02/06/47 (a)	450,000	615,109
2.53%, 06/01/50 (a)	850,000	894,863
4.00%, 02/12/55 (a)	100,000	134,047
3.95%, 08/08/56 (a)	450,000	596,218
4.50%, 02/06/57 (a)	300,000	433,413
2.68%, 06/01/60 (a)	529,000	557,912
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Motorola Solutions, Inc.
3.75%, 05/15/22	85,000	89,707
3.50%, 03/01/23	180,000	191,266
4.00%, 09/01/24	200,000	221,839
4.60%, 02/23/28 (a)	150,000	174,469
4.60%, 05/23/29 (a)	150,000	176,369
2.30%, 11/15/30 (a)	250,000	249,971
5.50%, 09/01/44	100,000	117,605
NetApp, Inc.
1.88%, 06/22/25 (a)	250,000	260,518
NVIDIA Corp.
2.20%, 09/16/21 (a)	180,000	183,303
3.20%, 09/16/26 (a)	100,000	113,157
2.85%, 04/01/30 (a)	250,000	278,601
3.50%, 04/01/40 (a)	250,000	288,951
3.50%, 04/01/50 (a)	350,000	398,401
3.70%, 04/01/60 (a)	100,000	117,617
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(c)	200,000	225,473
5.35%, 03/01/26 (a)(c)	250,000	299,667
5.55%, 12/01/28 (a)(c)	200,000	250,567
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25 (a)(c)	175,000	186,773
4.30%, 06/18/29 (a)(c)	150,000	175,073
3.40%, 05/01/30 (a)(c)	200,000	222,846
Oracle Corp.
2.80%, 07/08/21	200,000	204,355
1.90%, 09/15/21 (a)	500,000	507,872
2.50%, 05/15/22 (a)	350,000	361,735
2.50%, 10/15/22	450,000	470,353
2.63%, 02/15/23 (a)	400,000	421,240
3.63%, 07/15/23	212,000	231,569
2.40%, 09/15/23 (a)	500,000	528,387
3.40%, 07/08/24 (a)	250,000	274,981
2.95%, 11/15/24 (a)	450,000	491,623
2.50%, 04/01/25 (a)	600,000	647,073
2.95%, 05/15/25 (a)	601,000	659,850
2.65%, 07/15/26 (a)	600,000	659,106
2.80%, 04/01/27 (a)	400,000	440,200
3.25%, 11/15/27 (a)	400,000	452,668
2.95%, 04/01/30 (a)	700,000	784,427
3.25%, 05/15/30 (a)	200,000	229,498
4.30%, 07/08/34 (a)	300,000	375,195
3.90%, 05/15/35 (a)	250,000	305,549
3.85%, 07/15/36 (a)	150,000	178,171
3.80%, 11/15/37 (a)	400,000	464,486
6.13%, 07/08/39	250,000	370,729
3.60%, 04/01/40 (a)	600,000	680,217
5.38%, 07/15/40	350,000	482,417
4.50%, 07/08/44 (a)	230,000	287,906
4.13%, 05/15/45 (a)	450,000	538,207
4.00%, 07/15/46 (a)	470,000	553,232
4.00%, 11/15/47 (a)	500,000	593,242
3.60%, 04/01/50 (a)	850,000	953,772
4.38%, 05/15/55 (a)	150,000	190,485
3.85%, 04/01/60 (a)	650,000	755,830
PayPal Holdings, Inc.
2.20%, 09/26/22	150,000	155,606
1.35%, 06/01/23	200,000	204,883
2.40%, 10/01/24 (a)	150,000	160,328
1.65%, 06/01/25 (a)	250,000	260,409
2.65%, 10/01/26 (a)	250,000	274,545
2.85%, 10/01/29 (a)	300,000	333,384
2.30%, 06/01/30 (a)	200,000	213,447
3.25%, 06/01/50 (a)	250,000	285,805

61
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
QUALCOMM, Inc.
3.00%, 05/20/22	150,000	156,950
2.60%, 01/30/23 (a)	150,000	157,628
2.90%, 05/20/24 (a)	150,000	162,142
3.45%, 05/20/25 (a)	100,000	112,220
3.25%, 05/20/27 (a)	350,000	397,351
1.30%, 05/20/28 (a)	367,000	368,486
2.15%, 05/20/30 (a)	200,000	212,030
1.65%, 05/20/32 (a)(c)	283,000	282,815
4.65%, 05/20/35 (a)	300,000	406,120
4.80%, 05/20/45 (a)	350,000	479,178
4.30%, 05/20/47 (a)	200,000	257,788
3.25%, 05/20/50 (a)	225,000	255,619
salesforce.com, Inc.
3.70%, 04/11/28 (a)	300,000	352,389
Seagate HDD Cayman
4.75%, 06/01/23	150,000	161,995
4.88%, 03/01/24 (a)	100,000	109,726
4.75%, 01/01/25	50,000	54,518
4.88%, 06/01/27 (a)	176,000	196,737
4.09%, 06/01/29 (a)(c)	190,000	203,769
4.13%, 01/15/31 (a)(c)	200,000	216,766
ServiceNow, Inc.
1.40%, 09/01/30 (a)	500,000	492,682
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	151,000	154,891
1.38%, 03/12/25 (a)	150,000	155,622
2.90%, 11/03/27 (a)	75,000	84,423
2.25%, 09/04/29 (a)	100,000	107,727
1.75%, 05/04/30 (a)	200,000	206,593
3.88%, 03/15/39 (a)	150,000	188,738
4.15%, 05/15/48 (a)	350,000	462,688
Trimble, Inc.
4.15%, 06/15/23 (a)	150,000	161,742
4.90%, 06/15/28 (a)	100,000	119,730
Tyco Electronics Group S.A.
3.50%, 02/03/22 (a)	100,000	103,717
3.45%, 08/01/24 (a)	100,000	109,412
3.70%, 02/15/26 (a)	100,000	113,666
3.13%, 08/15/27 (a)	100,000	108,793
Verisk Analytics, Inc.
4.00%, 06/15/25 (a)	150,000	172,055
4.13%, 03/15/29 (a)	150,000	178,939
5.50%, 06/15/45 (a)	50,000	70,812
VMware, Inc.
2.95%, 08/21/22 (a)	150,000	156,581
4.50%, 05/15/25 (a)	150,000	171,317
4.65%, 05/15/27 (a)	150,000	175,193
3.90%, 08/21/27 (a)	200,000	222,237
4.70%, 05/15/30 (a)	150,000	176,945
Xilinx, Inc.
2.95%, 06/01/24 (a)	100,000	108,271
2.38%, 06/01/30 (a)	200,000	215,161
		115,573,125
Transportation 0.7%
American Airlines 2015-1 Class A Pass-Through Trust
3.38%, 05/01/27	181,323	151,951
American Airlines 2015-2 Class AA Pass-Through Trust
3.60%, 09/22/27	162,109	152,708
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 06/15/28	162,240	151,540
American Airlines 2017-1 Class AA Pass-Through Trust
3.65%, 02/15/29	124,312	118,438
Security Rate, Maturity Date	Face Amount ($)	Value ($)
American Airlines 2019-1 Class AA Pass-Through Trust
3.15%, 02/15/32	115,828	108,391
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (a)	150,000	153,829
3.05%, 03/15/22 (a)	300,000	310,462
3.00%, 03/15/23 (a)	150,000	159,601
3.85%, 09/01/23 (a)	150,000	164,083
3.75%, 04/01/24 (a)	200,000	221,768
3.40%, 09/01/24 (a)	200,000	221,482
6.20%, 08/15/36	150,000	223,288
5.75%, 05/01/40 (a)	100,000	145,590
5.05%, 03/01/41 (a)	100,000	137,231
5.40%, 06/01/41 (a)	100,000	142,385
4.95%, 09/15/41 (a)	200,000	272,306
5.15%, 09/01/43 (a)	100,000	141,802
4.90%, 04/01/44 (a)	100,000	138,214
4.55%, 09/01/44 (a)	90,000	119,682
4.15%, 04/01/45 (a)	250,000	317,631
4.70%, 09/01/45 (a)	100,000	136,631
3.90%, 08/01/46 (a)	250,000	310,945
4.05%, 06/15/48 (a)	400,000	510,250
4.15%, 12/15/48 (a)	500,000	650,440
3.55%, 02/15/50 (a)	100,000	119,337
3.05%, 02/15/51 (a)	100,000	111,106
Canadian National Railway Co.
2.75%, 03/01/26 (a)	300,000	329,791
6.90%, 07/15/28	150,000	208,618
3.20%, 08/02/46 (a)	150,000	172,486
3.65%, 02/03/48 (a)	100,000	122,562
4.45%, 01/20/49 (a)	150,000	205,330
2.45%, 05/01/50 (a)	200,000	201,209
Canadian Pacific Railway Co.
2.90%, 02/01/25 (a)	200,000	218,751
4.00%, 06/01/28 (a)	150,000	177,151
2.05%, 03/05/30 (a)	100,000	104,912
4.80%, 09/15/35 (a)	300,000	398,194
4.80%, 08/01/45 (a)	100,000	137,031
6.13%, 09/15/15 (a)	100,000	153,994
Continental Airlines 2012-1 Class A Pass-Through Trust
4.15%, 04/11/24	98,320	92,200
CSX Corp.
3.40%, 08/01/24 (a)	150,000	165,796
3.35%, 11/01/25 (a)	100,000	113,436
2.60%, 11/01/26 (a)	100,000	110,212
3.25%, 06/01/27 (a)	150,000	169,905
3.80%, 03/01/28 (a)	200,000	234,327
4.25%, 03/15/29 (a)	150,000	181,534
2.40%, 02/15/30 (a)	150,000	160,315
6.22%, 04/30/40	500,000	740,107
4.75%, 05/30/42 (a)	100,000	129,079
4.10%, 03/15/44 (a)	200,000	246,177
3.80%, 11/01/46 (a)	100,000	116,656
4.30%, 03/01/48 (a)	100,000	127,877
4.75%, 11/15/48 (a)	100,000	134,705
4.50%, 03/15/49 (a)	150,000	196,555
3.35%, 09/15/49 (a)	100,000	112,998
3.80%, 04/15/50 (a)	100,000	121,050
3.95%, 05/01/50 (a)	200,000	245,976
4.50%, 08/01/54 (a)	100,000	132,396
4.65%, 03/01/68 (a)	50,000	66,608
Delta Air Lines 2019-1 Class AA Pass-Through Trust
3.20%, 04/25/24	200,000	199,558
Delta Air Lines 2020-1 Class AA Pass-Through Trust
2.00%, 06/10/28	100,000	97,060

62
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
FedEx Corp.
2.63%, 08/01/22	150,000	156,088
4.00%, 01/15/24	200,000	221,981
3.20%, 02/01/25	100,000	109,991
3.80%, 05/15/25 (a)	300,000	339,522
3.25%, 04/01/26 (a)	250,000	279,207
3.30%, 03/15/27 (a)	150,000	166,068
3.40%, 02/15/28 (a)	150,000	167,589
3.10%, 08/05/29 (a)	200,000	222,331
4.90%, 01/15/34	150,000	193,364
1.88%, 02/20/34	250,000	251,650
3.90%, 02/01/35	200,000	230,401
3.88%, 08/01/42	150,000	162,031
4.10%, 04/15/43	100,000	110,874
5.10%, 01/15/44	75,000	94,926
4.10%, 02/01/45	400,000	450,208
4.75%, 11/15/45 (a)	300,000	366,721
4.40%, 01/15/47 (a)	100,000	115,910
4.05%, 02/15/48 (a)	100,000	112,609
4.95%, 10/17/48 (a)	150,000	189,499
5.25%, 05/15/50 (a)	300,000	398,655
JB Hunt Transport Services, Inc.
3.88%, 03/01/26 (a)	150,000	173,620
JetBlue 2019-1 Class AA Pass-Through Trust
2.75%, 05/15/32	98,781	94,514
JetBlue 2020-1 Class A Pass Through Trust
4.00%, 11/15/32	250,000	256,174
Kansas City Southern
2.88%, 11/15/29 (a)	150,000	156,467
4.95%, 08/15/45 (a)	100,000	109,074
4.70%, 05/01/48 (a)	150,000	167,023
3.50%, 05/01/50 (a)	100,000	103,448
4.20%, 11/15/69 (a)	100,000	104,499
Kirby Corp.
4.20%, 03/01/28 (a)	100,000	105,061
Norfolk Southern Corp.
2.90%, 02/15/23 (a)	150,000	158,214
3.65%, 08/01/25 (a)	100,000	113,542
3.15%, 06/01/27 (a)	200,000	222,681
2.55%, 11/01/29 (a)	100,000	109,449
3.95%, 10/01/42 (a)	330,000	394,464
4.65%, 01/15/46 (a)	150,000	196,679
3.94%, 11/01/47 (a)	200,000	239,172
4.15%, 02/28/48 (a)	100,000	124,838
4.10%, 05/15/49 (a)	100,000	124,062
3.40%, 11/01/49 (a)	100,000	113,064
3.05%, 05/15/50 (a)	200,000	213,004
4.05%, 08/15/52 (a)	150,000	183,380
3.16%, 05/15/55 (a)	150,000	158,467
Ryder System, Inc.
3.45%, 11/15/21 (a)	150,000	154,846
2.88%, 06/01/22 (a)	100,000	103,884
3.75%, 06/09/23 (a)	150,000	161,780
3.88%, 12/01/23 (a)	150,000	163,902
3.65%, 03/18/24 (a)	100,000	108,847
4.63%, 06/01/25 (a)	150,000	172,942
3.35%, 09/01/25 (a)	150,000	164,897
2.90%, 12/01/26 (a)	100,000	107,311
Southwest Airlines Co.
4.75%, 05/04/23	225,000	239,950
5.25%, 05/04/25 (a)	320,000	348,784
3.00%, 11/15/26 (a)	145,000	146,136
5.13%, 06/15/27 (a)	400,000	434,320
3.45%, 11/16/27 (a)	100,000	100,041
2.63%, 02/10/30 (a)	150,000	141,351
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Union Pacific Corp.
4.16%, 07/15/22 (a)	362,000	384,236
3.65%, 02/15/24 (a)	500,000	546,960
3.15%, 03/01/24 (a)	200,000	217,161
3.25%, 01/15/25 (a)	100,000	110,023
3.75%, 07/15/25 (a)	150,000	171,011
3.00%, 04/15/27 (a)	200,000	224,314
3.95%, 09/10/28 (a)	250,000	297,189
3.70%, 03/01/29 (a)	150,000	176,047
2.40%, 02/05/30 (a)	200,000	216,153
3.60%, 09/15/37 (a)	150,000	172,041
4.38%, 09/10/38 (a)	150,000	187,756
3.55%, 08/15/39 (a)	100,000	118,263
4.05%, 11/15/45 (a)	450,000	547,123
4.05%, 03/01/46 (a)	150,000	183,712
4.50%, 09/10/48 (a)	150,000	199,822
4.30%, 03/01/49 (a)	100,000	129,598
3.25%, 02/05/50 (a)	450,000	500,015
3.80%, 10/01/51 (a)	150,000	182,408
3.88%, 02/01/55 (a)	50,000	59,872
3.95%, 08/15/59 (a)	100,000	119,601
3.84%, 03/20/60 (a)	350,000	413,353
4.38%, 11/15/65 (a)	150,000	192,436
3.75%, 02/05/70 (a)	200,000	227,109
United Airlines 2014-1 Class A Pass-Through Trust
4.00%, 04/11/26	289,516	263,791
United Airlines 2014-2 Class A Pass-Through Trust
3.75%, 09/03/26	111,873	103,142
United Airlines 2016-1 Class AA Pass-Through Trust
3.10%, 07/07/28	126,255	122,441
United Airlines 2016-2 Class AA Pass-Through Trust
2.88%, 10/07/28	86,784	81,249
United Airlines 2018-1 Class AA Pass-Through Trust
3.50%, 03/01/30	139,954	132,086
United Airlines 2019-1 Class AA Pass-Through Trust
4.15%, 08/25/31	86,571	85,778
United Airlines 2019-2 Class AA Pass-Through Trust
2.70%, 05/01/32	100,000	91,749
United Parcel Service, Inc.
2.35%, 05/16/22 (a)	250,000	258,217
2.45%, 10/01/22	350,000	365,263
2.50%, 04/01/23 (a)	250,000	262,951
2.20%, 09/01/24 (a)	100,000	106,030
3.90%, 04/01/25 (a)	150,000	170,883
3.05%, 11/15/27 (a)	250,000	283,477
3.40%, 03/15/29 (a)	100,000	116,119
4.45%, 04/01/30 (a)	250,000	315,706
6.20%, 01/15/38	195,000	295,740
5.20%, 04/01/40 (a)	100,000	139,121
4.88%, 11/15/40 (a)	250,000	330,251
3.40%, 11/15/46 (a)	100,000	113,427
3.75%, 11/15/47 (a)	150,000	180,609
4.25%, 03/15/49 (a)	100,000	129,431
3.40%, 09/01/49 (a)	100,000	113,961
5.30%, 04/01/50 (a)	300,000	442,954
		32,305,738
		791,249,375

Utility 2.3%
Electric 2.1%
AEP Texas, Inc.
3.95%, 06/01/28 (a)	250,000	290,139
2.10%, 07/01/30 (a)	175,000	179,974
4.15%, 05/01/49 (a)	100,000	122,031

63
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
AEP Transmission Co. LLC
3.75%, 12/01/47 (a)	150,000	178,823
3.80%, 06/15/49 (a)	100,000	121,582
3.65%, 04/01/50 (a)	200,000	238,776
Alabama Power Co.
1.45%, 09/15/30 (a)	250,000	250,299
6.00%, 03/01/39	100,000	147,062
3.85%, 12/01/42	150,000	178,808
4.15%, 08/15/44 (a)	150,000	185,614
3.70%, 12/01/47 (a)	350,000	416,689
4.30%, 07/15/48 (a)	150,000	194,452
3.45%, 10/01/49 (a)	100,000	115,370
Ameren Corp.
2.50%, 09/15/24 (a)	100,000	106,930
3.50%, 01/15/31 (a)	200,000	230,528
Ameren Illinois Co.
2.70%, 09/01/22 (a)	263,000	273,315
4.15%, 03/15/46 (a)	150,000	185,476
3.70%, 12/01/47 (a)	350,000	421,407
4.50%, 03/15/49 (a)	100,000	135,518
American Electric Power Co., Inc.
3.65%, 12/01/21	150,000	156,246
3.20%, 11/13/27 (a)	150,000	165,079
4.30%, 12/01/28 (a)	100,000	118,234
2.30%, 03/01/30 (a)	150,000	154,881
3.25%, 03/01/50 (a)	150,000	157,682
Appalachian Power Co.
3.30%, 06/01/27 (a)	100,000	109,203
7.00%, 04/01/38	100,000	150,708
4.50%, 03/01/49 (a)	100,000	125,427
3.70%, 05/01/50 (a)	200,000	226,119
Arizona Public Service Co.
2.60%, 08/15/29 (a)	100,000	107,883
4.50%, 04/01/42 (a)	300,000	375,831
4.25%, 03/01/49 (a)	100,000	126,144
3.35%, 05/15/50 (a)	250,000	280,874
Atlantic City Electric Co.
4.00%, 10/15/28 (a)	100,000	118,202
Avangrid, Inc.
3.15%, 12/01/24 (a)	100,000	109,546
3.20%, 04/15/25 (a)	150,000	165,742
3.80%, 06/01/29 (a)	100,000	116,843
Avista Corp.
4.35%, 06/01/48 (a)	100,000	126,775
Baltimore Gas & Electric Co.
3.35%, 07/01/23 (a)	100,000	107,340
6.35%, 10/01/36	100,000	147,420
3.50%, 08/15/46 (a)	150,000	173,278
3.75%, 08/15/47 (a)	150,000	180,235
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	600,000	633,738
3.75%, 11/15/23 (a)	200,000	219,268
4.05%, 04/15/25 (a)(c)	150,000	171,878
3.25%, 04/15/28 (a)	350,000	397,752
3.70%, 07/15/30 (a)(c)	350,000	416,843
6.13%, 04/01/36	298,000	429,884
5.15%, 11/15/43 (a)	100,000	138,228
4.50%, 02/01/45 (a)	250,000	321,367
3.80%, 07/15/48 (a)	150,000	178,769
4.45%, 01/15/49 (a)	300,000	390,069
4.25%, 10/15/50 (a)(c)	100,000	127,885
Black Hills Corp.
3.15%, 01/15/27 (a)	100,000	107,261
2.50%, 06/15/30 (a)	250,000	261,144
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.35%, 05/01/33 (a)	150,000	173,371
3.88%, 10/15/49 (a)	100,000	113,874
CenterPoint Energy Houston Electric LLC
2.40%, 09/01/26 (a)	257,000	276,220
3.00%, 02/01/27 (a)	150,000	164,836
4.50%, 04/01/44 (a)	250,000	332,035
4.25%, 02/01/49 (a)	100,000	131,477
CenterPoint Energy, Inc.
2.50%, 09/01/24 (a)	250,000	266,181
2.95%, 03/01/30 (a)	100,000	109,448
3.70%, 09/01/49 (a)	100,000	112,001
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (a)	150,000	160,505
3.38%, 09/15/29 (a)	100,000	102,298
CMS Energy Corp.
3.45%, 08/15/27 (a)	100,000	112,583
4.88%, 03/01/44 (a)	100,000	132,870
4.75%, 06/01/50 (a)(b)	100,000	108,869
Commonwealth Edison Co.
2.95%, 08/15/27 (a)	150,000	167,530
2.20%, 03/01/30 (a)	100,000	106,971
3.80%, 10/01/42 (a)	150,000	178,483
4.60%, 08/15/43 (a)	100,000	130,745
3.70%, 03/01/45 (a)	100,000	117,840
4.35%, 11/15/45 (a)	100,000	129,407
3.65%, 06/15/46 (a)	100,000	118,874
3.75%, 08/15/47 (a)	50,000	60,632
4.00%, 03/01/48 (a)	150,000	189,070
4.00%, 03/01/49 (a)	150,000	189,759
3.20%, 11/15/49 (a)	100,000	112,685
3.00%, 03/01/50 (a)	150,000	163,750
Consolidated Edison Co. of New York, Inc.
4.00%, 12/01/28 (a)	50,000	59,911
3.35%, 04/01/30 (a)	100,000	116,027
5.30%, 03/01/35	230,000	311,183
5.85%, 03/15/36	150,000	206,230
4.20%, 03/15/42	450,000	547,031
4.45%, 03/15/44 (a)	230,000	289,844
4.50%, 12/01/45 (a)	150,000	191,052
3.85%, 06/15/46 (a)	200,000	235,432
3.88%, 06/15/47 (a)	150,000	177,250
4.65%, 12/01/48 (a)	100,000	131,024
4.13%, 05/15/49 (a)	100,000	123,533
3.95%, 04/01/50 (a)	250,000	302,575
4.63%, 12/01/54 (a)	100,000	130,967
4.00%, 11/15/57 (a)	100,000	119,997
4.50%, 05/15/58 (a)	100,000	129,678
3.70%, 11/15/59 (a)	100,000	116,308
Consumers Energy Co.
3.38%, 08/15/23 (a)	330,000	357,486
3.95%, 05/15/43 (a)	330,000	406,699
4.05%, 05/15/48 (a)	100,000	128,140
4.35%, 04/15/49 (a)	100,000	134,628
2.50%, 05/01/60 (a)	200,000	194,841
Delmarva Power & Light Co.
3.50%, 11/15/23 (a)	200,000	218,221
Dominion Energy South Carolina, Inc.
6.05%, 01/15/38	100,000	146,721
5.45%, 02/01/41 (a)	100,000	140,045
5.10%, 06/01/65 (a)	100,000	151,045
Dominion Energy, Inc.
2.00%, 08/15/21 (a)	200,000	202,833
3.90%, 10/01/25 (a)	150,000	171,538
2.85%, 08/15/26 (a)	300,000	331,107
4.25%, 06/01/28 (a)	150,000	177,073
3.38%, 04/01/30 (a)	200,000	227,941

64
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.25%, 08/01/33	180,000	228,684
5.95%, 06/15/35	100,000	138,527
7.00%, 06/15/38	100,000	147,886
4.90%, 08/01/41 (a)	100,000	130,135
4.05%, 09/15/42 (a)	100,000	117,557
4.70%, 12/01/44 (a)	150,000	197,569
4.60%, 03/15/49 (a)	100,000	134,233
5.75%, 10/01/54 (a)(b)	150,000	159,451
DTE Electric Co.
2.25%, 03/01/30 (a)	150,000	160,379
2.63%, 03/01/31 (a)	300,000	332,145
3.70%, 03/15/45 (a)	250,000	298,239
3.75%, 08/15/47 (a)	150,000	181,495
4.05%, 05/15/48 (a)	100,000	126,572
3.95%, 03/01/49 (a)	150,000	188,779
2.95%, 03/01/50 (a)	100,000	106,869
DTE Energy Co.
2.25%, 11/01/22	250,000	259,184
3.70%, 08/01/23 (a)	150,000	163,094
3.50%, 06/01/24 (a)	200,000	218,007
2.53%, 10/01/24	100,000	106,401
1.05%, 06/01/25 (a)	200,000	200,945
2.85%, 10/01/26 (a)	300,000	326,494
3.40%, 06/15/29 (a)	100,000	111,694
2.95%, 03/01/30 (a)	100,000	107,549
Duke Energy Carolinas LLC
3.95%, 11/15/28 (a)	150,000	181,858
2.45%, 08/15/29 (a)	150,000	163,891
2.45%, 02/01/30 (a)	100,000	108,907
6.45%, 10/15/32	230,000	332,222
6.05%, 04/15/38	150,000	226,108
5.30%, 02/15/40	150,000	213,188
4.25%, 12/15/41 (a)	155,000	198,505
3.75%, 06/01/45 (a)	150,000	180,550
3.88%, 03/15/46 (a)	100,000	123,592
3.70%, 12/01/47 (a)	150,000	180,069
3.95%, 03/15/48 (a)	100,000	125,497
3.20%, 08/15/49 (a)	150,000	170,201
Duke Energy Corp.
1.80%, 09/01/21 (a)	150,000	151,999
3.55%, 09/15/21 (a)	250,000	256,239
3.05%, 08/15/22 (a)	200,000	208,974
3.75%, 04/15/24 (a)	455,000	501,856
2.65%, 09/01/26 (a)	200,000	218,654
3.15%, 08/15/27 (a)	200,000	222,825
3.40%, 06/15/29 (a)	200,000	226,893
2.45%, 06/01/30 (a)	250,000	265,000
3.75%, 09/01/46 (a)	250,000	288,956
3.95%, 08/15/47 (a)	100,000	118,869
4.20%, 06/15/49 (a)	100,000	124,540
Duke Energy Florida LLC
3.20%, 01/15/27 (a)	555,000	627,469
3.80%, 07/15/28 (a)	150,000	176,968
1.75%, 06/15/30 (a)	250,000	258,022
6.35%, 09/15/37	150,000	229,078
3.40%, 10/01/46 (a)	350,000	398,839
4.20%, 07/15/48 (a)	150,000	191,368
Duke Energy Indiana LLC
6.35%, 08/15/38	200,000	304,601
4.90%, 07/15/43 (a)	100,000	134,886
3.25%, 10/01/49 (a)	150,000	169,115
2.75%, 04/01/50 (a)	100,000	102,937
Duke Energy Ohio, Inc.
2.13%, 06/01/30 (a)	300,000	317,920
4.30%, 02/01/49 (a)	150,000	194,554
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Duke Energy Progress LLC
3.70%, 09/01/28 (a)	200,000	235,527
4.10%, 05/15/42 (a)	100,000	124,349
4.10%, 03/15/43 (a)	150,000	184,701
4.15%, 12/01/44 (a)	278,000	351,598
4.20%, 08/15/45 (a)	200,000	254,979
3.70%, 10/15/46 (a)	250,000	300,846
2.50%, 08/15/50 (a)	250,000	247,454
Edison International
2.40%, 09/15/22 (a)	100,000	101,923
3.55%, 11/15/24 (a)	100,000	106,657
4.95%, 04/15/25 (a)	150,000	165,246
5.75%, 06/15/27 (a)	100,000	113,568
4.13%, 03/15/28 (a)	100,000	104,548
El Paso Electric Co.
6.00%, 05/15/35	44,000	58,621
Emera US Finance LP
2.70%, 06/15/21 (a)	200,000	203,058
3.55%, 06/15/26 (a)	150,000	169,002
4.75%, 06/15/46 (a)	150,000	186,787
Enel Americas S.A.
4.00%, 10/25/26 (a)	100,000	109,821
Enel Chile S.A.
4.88%, 06/12/28 (a)	100,000	120,573
Enel Generacion Chile S.A.
4.25%, 04/15/24 (a)	100,000	109,961
Entergy Arkansas LLC
3.70%, 06/01/24 (a)	200,000	220,957
4.20%, 04/01/49 (a)	150,000	192,248
Entergy Corp.
0.90%, 09/15/25 (a)	250,000	250,229
2.95%, 09/01/26 (a)	150,000	166,978
2.80%, 06/15/30 (a)	250,000	273,315
Entergy Louisiana LLC
4.05%, 09/01/23 (a)	100,000	109,678
2.40%, 10/01/26 (a)	400,000	436,398
3.25%, 04/01/28 (a)	250,000	281,234
4.00%, 03/15/33 (a)	100,000	125,777
4.20%, 09/01/48 (a)	100,000	129,891
4.20%, 04/01/50 (a)	150,000	195,877
Entergy Mississippi LLC
3.85%, 06/01/49 (a)	100,000	123,498
Entergy Texas, Inc.
4.50%, 03/30/39 (a)	250,000	307,759
3.55%, 09/30/49 (a)	100,000	114,749
Evergy Kansas Central, Inc.
3.10%, 04/01/27 (a)	200,000	221,934
4.13%, 03/01/42 (a)	100,000	122,339
4.25%, 12/01/45 (a)	100,000	127,217
3.45%, 04/15/50 (a)	150,000	174,605
Evergy Metro, Inc.
4.20%, 03/15/48 (a)	300,000	384,639
Evergy, Inc.
2.45%, 09/15/24 (a)	200,000	212,350
2.90%, 09/15/29 (a)	250,000	271,875
Eversource Energy
2.75%, 03/15/22 (a)	200,000	206,796
3.80%, 12/01/23 (a)	150,000	164,914
3.15%, 01/15/25 (a)	330,000	361,013
0.80%, 08/15/25 (a)	200,000	200,465
3.30%, 01/15/28 (a)	100,000	111,829
1.65%, 08/15/30 (a)	250,000	250,595
3.45%, 01/15/50 (a)	250,000	282,635

65
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Exelon Corp.
3.95%, 06/15/25 (a)	250,000	286,337
4.05%, 04/15/30 (a)	300,000	356,080
4.95%, 06/15/35 (a)(c)	230,000	290,491
5.63%, 06/15/35	500,000	677,700
4.45%, 04/15/46 (a)	200,000	246,086
4.70%, 04/15/50 (a)	100,000	130,290
Exelon Generation Co., LLC
3.40%, 03/15/22 (a)	400,000	417,710
4.25%, 06/15/22 (a)	150,000	159,511
3.25%, 06/01/25 (a)	250,000	276,275
6.25%, 10/01/39	262,000	324,408
5.75%, 10/01/41 (a)	100,000	117,115
FirstEnergy Corp.
4.25%, 03/15/23 (a)	200,000	212,850
1.60%, 01/15/26 (a)	200,000	199,859
3.90%, 07/15/27 (a)	500,000	550,467
2.65%, 03/01/30 (a)	50,000	51,566
2.25%, 09/01/30 (a)	100,000	99,777
7.38%, 11/15/31	250,000	354,281
4.85%, 07/15/47 (a)	150,000	182,327
3.40%, 03/01/50 (a)	100,000	101,691
Florida Power & Light Co.
2.85%, 04/01/25 (a)	150,000	164,957
5.63%, 04/01/34	150,000	221,027
5.65%, 02/01/37	100,000	143,948
5.96%, 04/01/39	200,000	302,660
5.69%, 03/01/40	300,000	445,719
5.25%, 02/01/41 (a)	250,000	360,002
4.05%, 06/01/42 (a)	250,000	314,042
3.70%, 12/01/47 (a)	100,000	123,276
3.95%, 03/01/48 (a)	100,000	128,787
4.13%, 06/01/48 (a)	250,000	334,295
3.99%, 03/01/49 (a)	250,000	322,077
3.15%, 10/01/49 (a)	100,000	114,351
Fortis, Inc.
3.06%, 10/04/26 (a)	155,000	169,584
Georgia Power Co.
2.85%, 05/15/22	150,000	156,049
2.10%, 07/30/23	200,000	209,603
2.65%, 09/15/29 (a)	150,000	161,384
4.75%, 09/01/40	150,000	185,896
4.30%, 03/15/42	150,000	178,738
4.30%, 03/15/43	100,000	118,978
3.70%, 01/30/50 (a)	100,000	113,615
Gulf Power Co.
3.30%, 05/30/27 (a)	450,000	508,615
Iberdrola International BV
6.75%, 07/15/36	100,000	145,169
Indiana Michigan Power Co.
3.75%, 07/01/47 (a)	100,000	116,648
4.25%, 08/15/48 (a)	100,000	126,773
Interstate Power & Light Co.
3.25%, 12/01/24 (a)	100,000	110,414
2.30%, 06/01/30 (a)	200,000	210,961
6.25%, 07/15/39	150,000	217,693
3.50%, 09/30/49 (a)	100,000	114,890
ITC Holdings Corp.
2.70%, 11/15/22 (a)	200,000	209,381
3.25%, 06/30/26 (a)	100,000	111,791
5.30%, 07/01/43 (a)	100,000	132,740
Kentucky Utilities Co.
5.13%, 11/01/40 (a)	100,000	136,428
4.38%, 10/01/45 (a)	100,000	126,483
3.30%, 06/01/50 (a)	250,000	276,439
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Louisville Gas & Electric Co.
4.25%, 04/01/49 (a)	150,000	188,882
McCormick & Co., Inc.
2.90%, 03/01/50 (a)	150,000	161,665
MidAmerican Energy Co.
6.75%, 12/30/31	100,000	152,196
4.80%, 09/15/43 (a)	100,000	135,093
4.40%, 10/15/44 (a)	100,000	128,858
4.25%, 05/01/46 (a)	100,000	127,961
3.95%, 08/01/47 (a)	150,000	189,286
3.65%, 08/01/48 (a)	150,000	180,723
4.25%, 07/15/49 (a)	150,000	200,255
3.15%, 04/15/50 (a)	100,000	112,787
Mississippi Power Co.
4.25%, 03/15/42	100,000	116,914
National Rural Utilities Cooperative Finance Corp.
2.40%, 04/25/22 (a)	850,000	877,289
2.40%, 03/15/30 (a)	150,000	164,824
4.02%, 11/01/32 (a)	150,000	184,753
4.75%, 04/30/43 (a)(b)	100,000	102,902
4.40%, 11/01/48 (a)	150,000	201,273
4.30%, 03/15/49 (a)	100,000	131,239
Nevada Power Co.
3.70%, 05/01/29 (a)	250,000	294,561
6.75%, 07/01/37	100,000	152,822
3.13%, 08/01/50 (a)	100,000	109,771
NextEra Energy Capital Holdings, Inc.
2.40%, 09/01/21	200,000	204,214
3.20%, 02/25/22	150,000	156,283
2.90%, 04/01/22	250,000	259,829
3.30%, 08/15/22	100,000	105,544
3.15%, 04/01/24 (a)	250,000	271,589
2.75%, 05/01/25 (a)	400,000	435,536
3.25%, 04/01/26 (a)	100,000	112,715
3.55%, 05/01/27 (a)	250,000	286,796
3.50%, 04/01/29 (a)	150,000	172,224
2.75%, 11/01/29 (a)	150,000	164,408
2.25%, 06/01/30 (a)	300,000	316,131
4.80%, 12/01/77 (a)(b)	200,000	216,174
Northern States Power Co.
5.30%, 06/01/42 (a)	100,000	142,471
4.00%, 08/15/45 (a)	150,000	189,021
3.60%, 05/15/46 (a)	200,000	239,166
3.60%, 09/15/47 (a)	350,000	423,314
NSTAR Electric Co.
5.50%, 03/15/40	300,000	426,219
Oglethorpe Power Corp.
5.95%, 11/01/39	100,000	128,200
5.38%, 11/01/40	200,000	244,612
3.75%, 08/01/50 (a)	250,000	249,475
Ohio Edison Co.
6.88%, 07/15/36	100,000	143,531
Ohio Power Co.
2.60%, 04/01/30 (a)	200,000	219,781
4.00%, 06/01/49 (a)	50,000	61,636
Oklahoma Gas & Electric Co.
3.80%, 08/15/28 (a)	250,000	288,041
3.30%, 03/15/30 (a)	100,000	112,689
3.25%, 04/01/30 (a)	250,000	280,270
Oncor Electric Delivery Co., LLC
2.75%, 06/01/24 (a)	250,000	270,160
2.95%, 04/01/25 (a)	100,000	109,510
3.70%, 11/15/28 (a)	100,000	117,798
7.00%, 05/01/32	115,000	172,748
4.55%, 12/01/41 (a)	480,000	631,490

66
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.80%, 06/01/49 (a)	100,000	123,831
3.10%, 09/15/49 (a)	150,000	165,639
3.70%, 05/15/50 (a)	100,000	122,975
Pacific Gas & Electric Co.
1.75%, 06/16/22 (a)	500,000	501,910
4.25%, 08/01/23 (a)	500,000	535,845
3.15%, 01/01/26	750,000	778,005
2.10%, 08/01/27 (a)	250,000	243,817
4.55%, 07/01/30 (a)	750,000	830,756
2.50%, 02/01/31 (a)	450,000	435,400
4.50%, 07/01/40	750,000	800,029
3.30%, 08/01/40 (a)	250,000	237,325
4.30%, 03/15/45 (a)	350,000	351,004
3.95%, 12/01/47 (a)	200,000	193,066
4.95%, 07/01/50 (a)	750,000	832,181
3.50%, 08/01/50 (a)	350,000	329,810
PacifiCorp
3.85%, 06/15/21 (a)	150,000	152,878
3.50%, 06/15/29 (a)	150,000	175,633
2.70%, 09/15/30 (a)	200,000	222,378
6.25%, 10/15/37	100,000	148,194
6.00%, 01/15/39	330,000	491,979
4.13%, 01/15/49 (a)	150,000	188,815
4.15%, 02/15/50 (a)	100,000	126,658
3.30%, 03/15/51 (a)	100,000	114,065
PECO Energy Co.
4.15%, 10/01/44 (a)	100,000	125,938
3.90%, 03/01/48 (a)	150,000	188,158
3.00%, 09/15/49 (a)	100,000	110,415
2.80%, 06/15/50 (a)	100,000	105,891
Pinnacle West Capital Corp.
1.30%, 06/15/25 (a)	175,000	178,818
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	150,000	164,821
4.15%, 03/15/43 (a)	100,000	121,703
PPL Capital Funding, Inc.
3.40%, 06/01/23 (a)	374,000	399,499
3.10%, 05/15/26 (a)	250,000	278,172
4.13%, 04/15/30 (a)	200,000	236,613
4.00%, 09/15/47 (a)	100,000	117,280
PPL Electric Utilities Corp.
4.75%, 07/15/43 (a)	50,000	67,215
4.13%, 06/15/44 (a)	100,000	123,167
3.95%, 06/01/47 (a)	150,000	184,792
4.15%, 06/15/48 (a)	100,000	129,301
Progress Energy, Inc.
3.15%, 04/01/22 (a)	250,000	259,079
7.75%, 03/01/31	150,000	226,216
6.00%, 12/01/39	250,000	351,532
PSEG Power LLC
3.00%, 06/15/21 (a)	400,000	407,466
8.63%, 04/15/31 (d)	180,000	264,319
Public Service Co. of Colorado
3.70%, 06/15/28 (a)	200,000	233,770
1.90%, 01/15/31 (a)	150,000	157,390
6.25%, 09/01/37	100,000	152,146
3.60%, 09/15/42 (a)	100,000	118,566
4.30%, 03/15/44 (a)	40,000	51,308
3.20%, 03/01/50 (a)	100,000	114,577
Public Service Co. of New Hampshire
3.50%, 11/01/23 (a)	200,000	217,464
3.60%, 07/01/49 (a)	150,000	178,849
Public Service Electric & Gas Co.
3.20%, 05/15/29 (a)	300,000	344,056
3.95%, 05/01/42 (a)	150,000	184,309
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.80%, 03/01/46 (a)	150,000	184,306
3.60%, 12/01/47 (a)	100,000	121,302
3.85%, 05/01/49 (a)	150,000	188,560
3.15%, 01/01/50 (a)	100,000	113,456
2.70%, 05/01/50 (a)	250,000	262,156
2.05%, 08/01/50 (a)	200,000	183,998
Public Service Enterprise Group, Inc.
2.00%, 11/15/21 (a)	200,000	203,474
2.88%, 06/15/24 (a)	100,000	107,989
0.80%, 08/15/25 (a)	250,000	250,281
1.60%, 08/15/30 (a)	200,000	199,124
Puget Energy, Inc.
4.10%, 06/15/30 (a)(c)	250,000	276,780
Puget Sound Energy, Inc.
6.27%, 03/15/37	362,000	525,494
4.22%, 06/15/48 (a)	100,000	126,907
3.25%, 09/15/49 (a)	100,000	110,725
San Diego Gas & Electric Co.
3.00%, 08/15/21	150,000	153,827
2.50%, 05/15/26 (a)	150,000	162,493
6.00%, 06/01/39	250,000	365,129
4.50%, 08/15/40	100,000	126,165
4.15%, 05/15/48 (a)	100,000	125,426
4.10%, 06/15/49 (a)	100,000	125,023
3.32%, 04/15/50 (a)	100,000	112,621
Sempra Energy
3.55%, 06/15/24 (a)	150,000	164,002
Southern California Edison Co.
3.88%, 06/01/21 (a)	150,000	152,835
3.40%, 06/01/23 (a)	100,000	107,076
3.50%, 10/01/23 (a)	300,000	322,944
3.65%, 03/01/28 (a)	250,000	280,380
4.20%, 03/01/29 (a)	100,000	115,782
2.85%, 08/01/29 (a)	100,000	106,374
2.25%, 06/01/30 (a)	150,000	152,569
5.55%, 01/15/37	150,000	190,263
5.95%, 02/01/38	100,000	131,703
5.50%, 03/15/40	100,000	127,369
4.50%, 09/01/40 (a)	150,000	174,671
4.05%, 03/15/42 (a)	100,000	110,979
3.90%, 03/15/43 (a)	150,000	161,740
4.65%, 10/01/43 (a)	150,000	176,959
3.60%, 02/01/45 (a)	100,000	103,091
4.00%, 04/01/47 (a)	400,000	437,150
4.13%, 03/01/48 (a)	250,000	278,306
4.88%, 03/01/49 (a)	100,000	122,911
3.65%, 02/01/50 (a)	200,000	213,076
Southern Power Co.
4.15%, 12/01/25 (a)	100,000	115,043
5.25%, 07/15/43	50,000	58,725
4.95%, 12/15/46 (a)	100,000	113,259
Southwestern Electric Power Co.
2.75%, 10/01/26 (a)	150,000	162,001
3.90%, 04/01/45 (a)	200,000	226,913
3.85%, 02/01/48 (a)	150,000	168,595
Southwestern Public Service Co.
4.50%, 08/15/41 (a)	150,000	189,990
3.40%, 08/15/46 (a)	150,000	167,769
3.70%, 08/15/47 (a)	100,000	115,255
3.15%, 05/01/50 (a)	250,000	274,001
Tampa Electric Co.
4.30%, 06/15/48 (a)	250,000	319,189
The Connecticut Light and Power Co
4.00%, 04/01/48 (a)	200,000	256,874

67
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The Dayton Power & Light Co
3.95%, 06/15/49 (a)	100,000	108,345
The Southern Co.
2.35%, 07/01/21 (a)	500,000	507,600
2.95%, 07/01/23 (a)	250,000	266,534
3.25%, 07/01/26 (a)	300,000	336,828
3.70%, 04/30/30 (a)	250,000	286,729
4.25%, 07/01/36 (a)	150,000	174,793
4.40%, 07/01/46 (a)	250,000	300,261
5.50%, 03/15/57 (a)(b)	100,000	103,588
The Toledo Edison Co.
6.15%, 05/15/37	100,000	142,710
Tucson Electric Power Co.
1.50%, 08/01/30 (a)	200,000	198,296
4.85%, 12/01/48 (a)	50,000	68,075
4.00%, 06/15/50 (a)	100,000	120,808
Union Electric Co.
3.50%, 03/15/29 (a)	150,000	174,001
2.95%, 03/15/30 (a)	200,000	226,418
3.90%, 09/15/42 (a)	40,000	48,084
4.00%, 04/01/48 (a)	250,000	314,111
Virginia Electric & Power Co.
3.45%, 09/01/22 (a)	350,000	367,969
2.75%, 03/15/23 (a)	100,000	105,419
3.50%, 03/15/27 (a)	250,000	284,861
3.80%, 04/01/28 (a)	150,000	177,337
2.88%, 07/15/29 (a)	250,000	280,574
6.00%, 05/15/37	300,000	434,908
8.88%, 11/15/38	150,000	274,894
4.00%, 01/15/43 (a)	100,000	122,903
4.45%, 02/15/44 (a)	100,000	132,061
4.20%, 05/15/45 (a)	100,000	128,536
3.80%, 09/15/47 (a)	150,000	184,832
4.60%, 12/01/48 (a)	150,000	208,172
3.30%, 12/01/49 (a)	350,000	413,509
WEC Energy Group, Inc.
3.38%, 06/15/21	100,000	102,372
3.10%, 03/08/22	100,000	104,262
Wisconsin Electric Power Co.
4.30%, 10/15/48 (a)	100,000	127,743
Wisconsin Power & Light Co.
3.00%, 07/01/29 (a)	100,000	112,202
3.65%, 04/01/50 (a)	100,000	118,070
Wisconsin Public Service Corp.
3.35%, 11/21/21	100,000	103,712
3.67%, 12/01/42	250,000	291,766
Xcel Energy, Inc.
2.60%, 03/15/22 (a)	150,000	154,834
4.00%, 06/15/28 (a)	250,000	295,081
2.60%, 12/01/29 (a)	100,000	108,417
3.40%, 06/01/30 (a)	100,000	115,449
3.50%, 12/01/49 (a)	100,000	113,982
		97,586,258
Natural Gas 0.2%
Atmos Energy Corp.
2.63%, 09/15/29 (a)	125,000	137,882
4.13%, 10/15/44 (a)	300,000	374,652
4.30%, 10/01/48 (a)	100,000	130,852
4.13%, 03/15/49 (a)	100,000	126,120
3.38%, 09/15/49 (a)	100,000	115,048
CenterPoint Energy Resources Corp.
4.00%, 04/01/28 (a)	100,000	113,852
5.85%, 01/15/41 (a)	100,000	136,095
Security Rate, Maturity Date	Face Amount ($)	Value ($)
NiSource, Inc.
0.95%, 08/15/25 (a)	350,000	351,113
3.49%, 05/15/27 (a)	250,000	283,565
2.95%, 09/01/29 (a)	100,000	109,896
3.60%, 05/01/30 (a)	200,000	230,757
1.70%, 02/15/31 (a)	350,000	347,188
5.25%, 02/15/43 (a)	195,000	262,457
4.80%, 02/15/44 (a)	409,000	527,424
3.95%, 03/30/48 (a)	100,000	119,619
ONE Gas, Inc.
2.00%, 05/15/30 (a)	200,000	208,479
4.66%, 02/01/44 (a)	100,000	129,127
4.50%, 11/01/48 (a)	100,000	128,848
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29 (a)	150,000	172,966
3.64%, 11/01/46 (a)	100,000	113,880
3.35%, 06/01/50 (a)	100,000	111,057
Sempra Energy
2.90%, 02/01/23 (a)	250,000	263,360
3.75%, 11/15/25 (a)	150,000	170,411
3.25%, 06/15/27 (a)	200,000	222,240
3.40%, 02/01/28 (a)	200,000	223,650
3.80%, 02/01/38 (a)	150,000	172,079
6.00%, 10/15/39	150,000	211,750
4.00%, 02/01/48 (a)	150,000	174,704
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	54,668
2.60%, 06/15/26 (a)	130,000	142,099
2.55%, 02/01/30 (a)	100,000	109,380
3.75%, 09/15/42 (a)	150,000	177,919
4.30%, 01/15/49 (a)	350,000	460,729
3.95%, 02/15/50 (a)	100,000	126,775
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	150,000	157,744
1.75%, 01/15/31 (a)	250,000	248,269
5.88%, 03/15/41 (a)	150,000	208,431
4.40%, 06/01/43 (a)	75,000	89,177
3.95%, 10/01/46 (a)	150,000	169,876
Southwest Gas Corp.
2.20%, 06/15/30 (a)	250,000	264,157
4.15%, 06/01/49 (a)	100,000	120,151
Washington Gas Light Co.
3.80%, 09/15/46 (a)	100,000	113,831
		8,112,277
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (a)	150,000	166,334
3.75%, 09/01/28 (a)	240,000	282,150
3.45%, 06/01/29 (a)	100,000	115,158
2.80%, 05/01/30 (a)	200,000	221,743
3.75%, 09/01/47 (a)	600,000	711,942
4.15%, 06/01/49 (a)	150,000	189,222
3.45%, 05/01/50 (a)	100,000	114,961
Essential Utilities, Inc.
3.57%, 05/01/29 (a)	100,000	113,791
2.70%, 04/15/30 (a)	100,000	108,261
4.28%, 05/01/49 (a)	100,000	126,559
3.35%, 04/15/50 (a)	100,000	109,220
		2,259,341
		107,957,876
Total Corporates
(Cost $1,188,174,641)		1,287,766,752

68
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 37.1% of net assets
Bonds
8.00%, 11/15/21	1,500,000	1,642,324
7.25%, 08/15/22	1,000,000	1,139,160
7.63%, 11/15/22	327,600	381,718
7.13%, 02/15/23 (d)	2,500,000	2,929,004
6.25%, 08/15/23	775,000	914,954
7.50%, 11/15/24	300,000	391,500
7.63%, 02/15/25	550,000	730,447
6.88%, 08/15/25	500,000	662,461
6.00%, 02/15/26 (d)	1,310,800	1,712,693
6.75%, 08/15/26	250,000	344,316
6.50%, 11/15/26	655,300	901,473
6.63%, 02/15/27 (d)	1,196,400	1,670,847
0.38%, 07/31/27	8,600,000	8,542,891
6.38%, 08/15/27	743,300	1,045,672
0.50%, 08/31/27	11,600,000	11,615,406
6.13%, 11/15/27 (d)	1,509,500	2,116,602
5.50%, 08/15/28 (d)	980,000	1,359,750
5.25%, 11/15/28	1,188,100	1,637,722
5.25%, 02/15/29	1,795,300	2,490,558
6.13%, 08/15/29	600,000	890,344
6.25%, 05/15/30	850,000	1,299,703
0.63%, 08/15/30	16,200,000	16,094,953
5.38%, 02/15/31	1,760,000	2,596,550
4.50%, 02/15/36	4,558,700	6,901,801
4.75%, 02/15/37	2,130,000	3,356,081
5.00%, 05/15/37	3,120,000	5,058,544
4.38%, 02/15/38	2,677,600	4,119,320
4.50%, 05/15/38	1,410,000	2,201,913
3.50%, 02/15/39	1,755,300	2,461,534
4.25%, 05/15/39	1,829,500	2,803,137
4.50%, 08/15/39	2,323,300	3,668,454
4.38%, 11/15/39	2,375,900	3,706,404
4.63%, 02/15/40 (d)	3,048,600	4,903,483
1.13%, 05/15/40	10,500,000	10,355,625
4.38%, 05/15/40	2,677,000	4,197,452
1.13%, 08/15/40	5,800,000	5,696,234
3.88%, 08/15/40 (d)	2,509,100	3,710,920
4.25%, 11/15/40	2,173,600	3,372,306
4.75%, 02/15/41 (d)	2,900,000	4,779,563
4.38%, 05/15/41	3,113,700	4,920,619
3.75%, 08/15/41	2,503,600	3,671,295
3.13%, 11/15/41	2,281,600	3,078,912
3.13%, 02/15/42	2,430,900	3,288,362
3.00%, 05/15/42	2,305,300	3,060,466
2.75%, 08/15/42	3,368,100	4,309,589
2.75%, 11/15/42	4,210,800	5,383,245
3.13%, 02/15/43	4,232,900	5,727,312
2.88%, 05/15/43	6,172,800	8,047,306
3.63%, 08/15/43	4,692,900	6,838,069
3.75%, 11/15/43 (d)	4,552,900	6,755,721
3.63%, 02/15/44	6,862,900	10,017,153
3.38%, 05/15/44	6,493,600	9,157,498
3.13%, 08/15/44	6,338,200	8,618,467
3.00%, 11/15/44	6,153,600	8,215,056
2.50%, 02/15/45 (d)	7,107,000	8,739,944
3.00%, 05/15/45	6,168,600	8,252,912
2.88%, 08/15/45	6,488,200	8,518,804
3.00%, 11/15/45	4,618,600	6,200,471
2.50%, 02/15/46	7,157,900	8,831,618
2.50%, 05/15/46	6,267,800	7,740,243
2.25%, 08/15/46 (d)	7,495,800	8,849,143
2.88%, 11/15/46	5,148,900	6,806,202
3.00%, 02/15/47	6,836,600	9,247,570
3.00%, 05/15/47	6,019,000	8,150,572
2.75%, 08/15/47	6,875,000	8,929,980
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 11/15/47	8,550,000	11,119,676
3.00%, 02/15/48	6,650,000	9,042,961
3.13%, 05/15/48	7,500,000	10,435,547
3.00%, 08/15/48	7,450,000	10,164,012
3.38%, 11/15/48	8,600,000	12,526,437
3.00%, 02/15/49	7,550,000	10,335,242
2.88%, 05/15/49	9,750,000	13,075,664
2.25%, 08/15/49	8,800,000	10,483,688
2.38%, 11/15/49	7,850,000	9,602,145
2.00%, 02/15/50	9,520,000	10,790,325
1.25%, 05/15/50	7,150,000	6,793,617
1.38%, 08/15/50	9,000,000	8,832,656
Notes
2.88%, 10/15/21	3,700,000	3,813,385
1.25%, 10/31/21	6,655,300	6,741,481
1.50%, 10/31/21	6,600,000	6,704,543
2.00%, 10/31/21	6,810,800	6,958,323
2.00%, 11/15/21 (d)	9,088,200	9,292,862
2.88%, 11/15/21 (d)	8,100,000	8,367,521
1.50%, 11/30/21	7,500,000	7,627,734
1.75%, 11/30/21 (d)	6,979,900	7,120,316
1.88%, 11/30/21	6,000,000	6,130,078
2.63%, 12/15/21	7,900,000	8,153,047
1.63%, 12/31/21	5,500,000	5,608,926
2.00%, 12/31/21	7,026,900	7,201,200
2.13%, 12/31/21	5,302,200	5,442,315
2.50%, 01/15/22	6,000,000	6,193,945
1.38%, 01/31/22	5,900,000	6,003,250
1.50%, 01/31/22	7,519,100	7,663,755
1.88%, 01/31/22	6,674,500	6,837,973
2.00%, 02/15/22	7,455,300	7,657,117
2.50%, 02/15/22	7,000,000	7,240,215
1.13%, 02/28/22	7,500,000	7,611,035
1.75%, 02/28/22	6,760,800	6,923,878
1.88%, 02/28/22	6,000,000	6,155,859
2.38%, 03/15/22	7,200,000	7,447,500
0.38%, 03/31/22	11,500,000	11,544,023
1.75%, 03/31/22 (d)	5,252,800	5,386,480
1.88%, 03/31/22	4,500,000	4,623,311
2.25%, 04/15/22	7,500,000	7,756,348
0.13%, 04/30/22	5,500,000	5,499,248
1.75%, 04/30/22	6,385,300	6,556,531
1.88%, 04/30/22	7,550,000	7,768,095
1.75%, 05/15/22	4,319,100	4,437,622
2.13%, 05/15/22	5,500,000	5,685,947
0.13%, 05/31/22	5,300,000	5,298,861
1.75%, 05/31/22	7,010,000	7,207,156
1.88%, 05/31/22	5,393,600	5,557,094
1.75%, 06/15/22	9,000,000	9,258,574
0.13%, 06/30/22	8,400,000	8,398,359
1.75%, 06/30/22	6,000,000	6,176,719
2.13%, 06/30/22	6,000,000	6,217,500
1.75%, 07/15/22	5,000,000	5,150,488
0.13%, 07/31/22	6,700,000	6,698,561
1.88%, 07/31/22	5,800,000	5,992,691
2.00%, 07/31/22	4,538,200	4,699,696
1.50%, 08/15/22	3,500,000	3,593,379
1.63%, 08/15/22	3,819,100	3,930,242
0.13%, 08/31/22	7,900,000	7,898,920
1.63%, 08/31/22	6,127,000	6,309,015
1.88%, 08/31/22	4,470,000	4,625,053
1.50%, 09/15/22	6,700,000	6,886,867
1.75%, 09/30/22	6,298,900	6,510,258
1.88%, 09/30/22	5,500,000	5,698,516
1.38%, 10/15/22	7,000,000	7,184,023
1.88%, 10/31/22	5,966,200	6,190,632
2.00%, 10/31/22	6,000,000	6,241,641
1.63%, 11/15/22	12,454,400	12,862,574

69
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 11/30/22	10,471,600	10,909,280
1.63%, 12/15/22	6,100,000	6,308,496
2.13%, 12/31/22	10,660,800	11,153,446
1.50%, 01/15/23	5,000,000	5,161,523
1.75%, 01/31/23	6,910,800	7,179,943
2.38%, 01/31/23	6,500,000	6,850,645
1.38%, 02/15/23	5,900,000	6,079,074
2.00%, 02/15/23	9,414,600	9,844,141
1.50%, 02/28/23	5,793,600	5,990,266
2.63%, 02/28/23	5,500,000	5,841,387
0.50%, 03/15/23	7,300,000	7,367,297
1.50%, 03/31/23	5,100,000	5,279,098
2.50%, 03/31/23	5,500,000	5,834,727
0.25%, 04/15/23	8,000,000	8,023,438
1.63%, 04/30/23	5,260,800	5,468,561
2.75%, 04/30/23	5,200,000	5,560,953
0.13%, 05/15/23	8,200,000	8,196,797
1.75%, 05/15/23	9,184,400	9,583,706
1.63%, 05/31/23	4,329,900	4,506,140
2.75%, 05/31/23	5,600,000	6,000,531
0.25%, 06/15/23	7,200,000	7,221,375
1.38%, 06/30/23	4,913,000	5,083,995
2.63%, 06/30/23	5,500,000	5,885,430
0.13%, 07/15/23	8,500,000	8,495,352
1.25%, 07/31/23	6,500,000	6,708,711
2.75%, 07/31/23	4,800,000	5,163,375
0.13%, 08/15/23	4,400,000	4,397,078
2.50%, 08/15/23	8,402,200	8,985,431
1.38%, 08/31/23	6,500,000	6,738,418
2.75%, 08/31/23	4,800,000	5,173,313
1.38%, 09/30/23	5,074,500	5,265,388
2.88%, 09/30/23	3,700,000	4,009,152
1.63%, 10/31/23	2,650,000	2,772,770
2.88%, 10/31/23	5,600,000	6,080,156
2.75%, 11/15/23 (d)	10,038,200	10,868,704
2.13%, 11/30/23	3,700,000	3,935,297
2.88%, 11/30/23	5,200,000	5,656,422
2.25%, 12/31/23	7,075,200	7,564,937
2.63%, 12/31/23	5,750,000	6,219,209
2.25%, 01/31/24 (d)	4,324,500	4,630,594
2.50%, 01/31/24	7,000,000	7,554,805
2.75%, 02/15/24 (d)	8,450,000	9,200,928
2.13%, 02/29/24	5,464,100	5,835,488
2.38%, 02/29/24	5,000,000	5,383,008
2.13%, 03/31/24	11,254,400	12,034,734
2.00%, 04/30/24	6,700,000	7,144,398
2.25%, 04/30/24	8,750,000	9,408,984
2.50%, 05/15/24	10,757,600	11,677,039
2.00%, 05/31/24	9,100,000	9,713,895
1.75%, 06/30/24	7,100,000	7,520,176
2.00%, 06/30/24	4,750,000	5,077,305
1.75%, 07/31/24	7,600,000	8,058,078
2.13%, 07/31/24	5,000,000	5,375,195
2.38%, 08/15/24	11,226,900	12,188,203
1.25%, 08/31/24	6,100,000	6,353,055
1.88%, 08/31/24	5,165,000	5,508,190
1.50%, 09/30/24	6,500,000	6,839,980
2.13%, 09/30/24	4,750,000	5,118,867
1.50%, 10/31/24	7,300,000	7,688,098
2.25%, 10/31/24	5,000,000	5,421,289
2.25%, 11/15/24	11,426,900	12,399,079
1.50%, 11/30/24	7,710,000	8,126,521
2.13%, 11/30/24	5,500,000	5,942,148
1.75%, 12/31/24	5,700,000	6,074,285
2.25%, 12/31/24	4,600,000	5,000,344
1.38%, 01/31/25	7,100,000	7,455,832
2.50%, 01/31/25	4,500,000	4,947,891
2.00%, 02/15/25	10,298,900	11,104,306
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.13%, 02/28/25	4,150,000	4,316,000
2.75%, 02/28/25	5,250,000	5,839,600
0.50%, 03/31/25	7,100,000	7,183,758
2.63%, 03/31/25	5,600,000	6,207,250
0.38%, 04/30/25	8,000,000	8,046,875
2.88%, 04/30/25	5,300,000	5,945,316
2.13%, 05/15/25	9,921,600	10,790,903
0.25%, 05/31/25	6,100,000	6,100,000
2.88%, 05/31/25	4,600,000	5,169,609
0.25%, 06/30/25	6,900,000	6,897,574
2.75%, 06/30/25	4,350,000	4,869,791
0.25%, 07/31/25	11,600,000	11,592,297
2.88%, 07/31/25	4,500,000	5,072,871
2.00%, 08/15/25	11,607,400	12,592,669
0.25%, 08/31/25	14,000,000	13,990,703
2.75%, 08/31/25	4,400,000	4,940,719
3.00%, 09/30/25	4,900,000	5,572,219
3.00%, 10/31/25	5,100,000	5,808,023
2.25%, 11/15/25	12,280,200	13,520,692
2.88%, 11/30/25	4,600,000	5,217,406
2.63%, 12/31/25	4,400,000	4,939,344
2.63%, 01/31/26	4,400,000	4,945,531
1.63%, 02/15/26	10,545,800	11,286,890
2.50%, 02/28/26	6,000,000	6,712,969
2.25%, 03/31/26	4,000,000	4,424,063
2.38%, 04/30/26	4,200,000	4,679,227
1.63%, 05/15/26	10,924,500	11,711,405
2.13%, 05/31/26	4,700,000	5,173,855
1.88%, 06/30/26	5,250,000	5,709,170
1.88%, 07/31/26	5,500,000	5,984,902
1.50%, 08/15/26	11,571,600	12,334,602
1.38%, 08/31/26	4,600,000	4,870,789
1.63%, 09/30/26	5,000,000	5,371,289
1.63%, 10/31/26	4,800,000	5,158,500
2.00%, 11/15/26	10,473,900	11,498,378
1.63%, 11/30/26	4,900,000	5,268,266
1.75%, 12/31/26	4,300,000	4,658,949
1.50%, 01/31/27	4,700,000	5,020,922
2.25%, 02/15/27	10,142,600	11,320,885
1.13%, 02/28/27	3,000,000	3,133,242
0.63%, 03/31/27	5,350,000	5,413,113
0.50%, 04/30/27	6,600,000	6,621,141
2.38%, 05/15/27	10,300,000	11,610,031
0.50%, 05/31/27	7,300,000	7,319,391
0.50%, 06/30/27	7,200,000	7,216,313
2.25%, 08/15/27	10,942,000	12,273,847
2.25%, 11/15/27	9,500,000	10,683,789
2.75%, 02/15/28	11,850,000	13,788,586
2.88%, 05/15/28	11,650,000	13,708,773
2.88%, 08/15/28	12,950,000	15,291,117
3.13%, 11/15/28	12,650,000	15,241,273
2.63%, 02/15/29	12,100,000	14,128,641
2.38%, 05/15/29	10,750,000	12,362,500
1.63%, 08/15/29 (d)	9,400,000	10,222,500
1.75%, 11/15/29	7,500,000	8,250,586
1.50%, 02/15/30	7,500,000	8,083,008
0.63%, 05/15/30 (d)	5,205,000	5,178,568
Total Treasuries
(Cost $1,628,458,035)		1,743,120,307

70
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Government Related 5.9% of net assets

Agency 2.5%
Foreign 0.9%
Austria 0.0%
Oesterreichische Kontrollbank AG
2.38%, 10/01/21	450,000	460,271
2.63%, 01/31/22	250,000	258,355
1.63%, 09/17/22	200,000	205,616
2.88%, 03/13/23	250,000	266,299
1.50%, 02/12/25	350,000	366,639
		1,557,180
British Virgin Islands 0.0%
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	400,000	421,058
2.88%, 09/30/29 (a)	200,000	216,349
3.30%, 09/30/49 (a)	200,000	220,238
		857,645
Canada 0.1%
CNOOC Finance 2014 ULC
4.25%, 04/30/24	250,000	277,566
CNOOC Petroleum North America ULC
5.88%, 03/10/35	195,000	281,954
6.40%, 05/15/37	150,000	221,219
7.50%, 07/30/39	100,000	168,742
Export Development Canada
1.38%, 10/21/21	250,000	253,206
2.00%, 05/17/22	150,000	154,544
1.75%, 07/18/22	400,000	411,344
2.50%, 01/24/23	150,000	158,115
1.38%, 02/24/23	350,000	359,774
2.75%, 03/15/23	200,000	212,497
2.63%, 02/21/24	250,000	270,291
		2,769,252
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	250,000	254,169
Colombia 0.0%
Ecopetrol S.A.
5.88%, 09/18/23	246,000	272,530
4.13%, 01/16/25	250,000	265,026
5.38%, 06/26/26 (a)	250,000	277,521
6.88%, 04/29/30 (a)	350,000	422,733
7.38%, 09/18/43	75,000	97,780
5.88%, 05/28/45	450,000	512,638
		1,848,228
Germany 0.4%
FMS Wertmanagement
1.38%, 06/08/21 (i)	350,000	353,187
2.00%, 08/01/22 (i)	450,000	465,282
2.75%, 03/06/23 (i)	200,000	212,644
Kreditanstalt Fuer Wiederaufbau
1.50%, 06/15/21 (i)	1,133,000	1,144,562
2.38%, 08/25/21 (i)	374,000	381,903
1.75%, 09/15/21 (i)	150,000	152,392
2.00%, 11/30/21 (i)	450,000	459,972
3.13%, 12/15/21 (i)	650,000	674,300
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.63%, 01/25/22 (i)	500,000	516,860
2.50%, 02/15/22 (i)	775,000	800,738
2.13%, 03/07/22 (i)	500,000	514,592
2.13%, 06/15/22 (i)	650,000	672,178
1.75%, 08/22/22 (i)	200,000	206,084
2.00%, 09/29/22 (i)	1,000,000	1,037,155
2.00%, 10/04/22 (i)	100,000	103,727
2.38%, 12/29/22 (i)	650,000	682,536
2.13%, 01/17/23 (i)	1,250,000	1,306,475
1.63%, 02/15/23 (i)	750,000	775,717
2.63%, 02/28/24 (i)	950,000	1,028,156
1.38%, 08/05/24 (i)	550,000	573,323
2.50%, 11/20/24 (i)	1,030,000	1,124,132
2.00%, 05/02/25 (i)	450,000	484,328
0.38%, 07/18/25 (i)	1,250,000	1,250,431
2.88%, 04/03/28 (i)	750,000	875,486
1.75%, 09/14/29 (i)	400,000	434,104
0.00%, 06/29/37 (i)(j)	250,000	202,784
Landwirtschaftliche Rentenbank
1.75%, 09/24/21 (i)	150,000	152,441
2.25%, 10/01/21 (i)	250,000	255,468
2.00%, 12/06/21 (i)	250,000	255,538
2.00%, 01/13/25 (i)	300,000	321,004
0.50%, 05/27/25 (i)	300,000	301,399
2.38%, 06/10/25 (i)	750,000	819,015
1.75%, 07/27/26 (i)	250,000	267,816
0.88%, 09/03/30 (f)(i)	500,000	499,450
		19,305,179
Japan 0.1%
Japan Bank for International Cooperation
3.13%, 07/20/21	250,000	256,161
1.50%, 07/21/21	500,000	505,128
2.50%, 06/01/22	200,000	207,424
2.38%, 11/16/22	250,000	260,845
1.75%, 01/23/23	350,000	361,384
0.63%, 05/22/23	600,000	603,549
3.25%, 07/20/23	400,000	432,264
3.38%, 10/31/23	500,000	545,732
2.50%, 05/23/24	750,000	806,032
3.00%, 05/29/24	200,000	218,580
1.75%, 10/17/24	200,000	210,009
2.50%, 05/28/25	250,000	272,465
2.75%, 01/21/26	200,000	222,321
1.88%, 07/21/26	200,000	213,544
2.25%, 11/04/26	300,000	327,177
2.88%, 06/01/27	200,000	226,820
2.88%, 07/21/27	200,000	227,008
2.75%, 11/16/27	200,000	226,274
3.25%, 07/20/28	200,000	235,757
3.50%, 10/31/28	200,000	241,247
2.00%, 10/17/29	200,000	217,008
Japan International Cooperation Agency
2.13%, 10/20/26	200,000	215,926
2.75%, 04/27/27	200,000	224,144
1.00%, 07/22/30	380,000	378,560
		7,635,359
Netherlands 0.0%
Syngenta Finance N.V.
3.13%, 03/28/22	100,000	102,021
Norway 0.1%
Equinor A.S.A.
2.75%, 11/10/21	150,000	154,321
3.15%, 01/23/22	200,000	207,804

71
Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.45%, 01/17/23	100,000	104,844
2.65%, 01/15/24	150,000	160,593
3.70%, 03/01/24	393,000	437,763
2.88%, 04/06/25 (a)	100,000	109,673
3.00%, 04/06/27 (a)	200,000	222,500
3.63%, 09/10/28 (a)	150,000	176,299
3.13%, 04/06/30 (a)	250,000	281,835
3.63%, 04/06/40 (a)	100,000	115,838
5.10%, 08/17/40	114,000	156,558
4.25%, 11/23/41	100,000	122,967
3.95%, 05/15/43	150,000	176,473
4.80%, 11/08/43	100,000	132,383
3.25%, 11/18/49 (a)	150,000	162,136
3.70%, 04/06/50 (a)	250,000	291,116
		3,013,103
Republic of Korea 0.1%
Export-Import Bank of Korea
2.75%, 01/25/22	350,000	360,419
4.00%, 01/14/24	500,000	552,587
2.38%, 06/25/24	200,000	211,593
2.88%, 01/21/25	400,000	434,692
3.25%, 11/10/25	750,000	840,675
The Korea Development Bank
3.00%, 09/14/22	488,000	511,422
2.13%, 10/01/24	250,000	263,069
3.00%, 01/13/26	200,000	221,870
		3,396,327
Sweden 0.1%
Svensk Exportkredit AB
2.38%, 03/09/22	500,000	515,568
1.63%, 11/14/22	200,000	205,649
2.88%, 03/14/23	750,000	797,689
1.75%, 12/12/23	500,000	522,620
0.38%, 07/30/24	400,000	399,890
0.63%, 05/14/25	275,000	276,735
0.50%, 08/26/25	350,000	350,000
		3,068,151
		43,806,614
U.S. 1.6%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	800,000	883,984
4.38%, 05/02/28	250,000	295,564
Fannie Mae
1.38%, 10/07/21	4,000,000	4,054,340
2.00%, 01/05/22	100,000	102,526
2.25%, 04/12/22	3,500,000	3,620,172
1.38%, 09/06/22	500,000	512,133
2.38%, 01/19/23	2,100,000	2,209,546
0.25%, 05/22/23	3,000,000	3,003,405
2.50%, 02/05/24	1,300,000	1,400,887
2.63%, 09/06/24	1,830,000	2,002,349
1.63%, 01/07/25	3,500,000	3,692,937
2.13%, 04/24/26	1,000,000	1,093,095
1.88%, 09/24/26 (d)	1,000,000	1,080,325
6.03%, 10/08/27	164,000	223,990
6.63%, 11/15/30	2,180,000	3,351,619
5.63%, 07/15/37	500,000	803,440
Federal Farm Credit Banks Funding Corp.
1.95%, 11/02/21	750,000	764,389
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Federal Home Loan Bank
3.00%, 10/12/21	2,800,000	2,889,334
1.88%, 11/29/21	655,000	669,338
1.63%, 12/20/21	3,200,000	3,262,720
0.25%, 06/03/22	5,000,000	5,009,625
1.88%, 12/09/22	1,640,000	1,701,984
2.50%, 02/13/24	1,300,000	1,401,621
1.50%, 08/15/24	4,000,000	4,198,560
3.25%, 11/16/28	2,850,000	3,406,819
5.50%, 07/15/36	330,000	515,635
Federal Home Loan Mortgage Corp.
0.13%, 07/25/22	1,000,000	999,290
Federal National Mortgage Association
0.25%, 07/10/23	1,000,000	1,000,240
0.88%, 08/05/30	1,000,000	984,815
Freddie Mac
2.38%, 01/13/22	1,800,000	1,855,125
2.75%, 06/19/23	500,000	535,290
0.25%, 06/26/23	4,000,000	4,001,560
0.25%, 08/24/23	5,000,000	5,001,800
1.50%, 02/12/25	4,000,000	4,199,020
6.75%, 03/15/31	200,000	312,905
6.25%, 07/15/32	1,100,000	1,723,667
Tennessee Valley Authority
2.88%, 09/15/24	500,000	549,425
4.65%, 06/15/35	655,000	911,259
4.63%, 09/15/60	150,000	230,612
		74,455,345
		118,261,959

Local Authority 0.9%
Foreign 0.3%
Canada 0.3%
Hydro-Quebec
8.05%, 07/07/24	350,000	448,954
8.50%, 12/01/29	100,000	161,442
Province of Alberta
3.35%, 11/01/23	359,000	391,366
2.95%, 01/23/24	250,000	270,639
1.88%, 11/13/24	350,000	369,014
1.00%, 05/20/25	400,000	406,642
3.30%, 03/15/28	500,000	583,545
1.35%, 05/28/30	250,000	257,481
1.30%, 07/22/30	650,000	654,644
Province of British Columbia
2.65%, 09/22/21	100,000	102,535
2.00%, 10/23/22	350,000	362,978
1.75%, 09/27/24	400,000	421,696
2.25%, 06/02/26	150,000	163,976
Province of Manitoba
3.05%, 05/14/24	324,000	353,533
2.13%, 06/22/26	330,000	355,539
Province of New Brunswick
3.63%, 02/24/28	150,000	177,271
Province of Ontario
2.50%, 09/10/21	200,000	204,469
2.40%, 02/08/22	250,000	257,497
2.55%, 04/25/22	600,000	621,933
2.25%, 05/18/22	400,000	413,170
2.45%, 06/29/22	200,000	207,725
2.20%, 10/03/22	400,000	415,348
1.75%, 01/24/23	600,000	620,181
3.40%, 10/17/23	450,000	491,508

72
Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.05%, 01/29/24	500,000	543,915
3.20%, 05/16/24	200,000	219,858
2.50%, 04/27/26	200,000	219,864
2.30%, 06/15/26	200,000	217,736
1.05%, 05/21/27	250,000	253,242
2.00%, 10/02/29	200,000	216,072
Province of Quebec
2.75%, 08/25/21	100,000	102,390
2.38%, 01/31/22	700,000	720,324
2.63%, 02/13/23	250,000	263,745
2.50%, 04/09/24	150,000	161,135
2.88%, 10/16/24	300,000	329,284
1.50%, 02/11/25	350,000	364,852
0.60%, 07/23/25	1,200,000	1,203,000
2.50%, 04/20/26	250,000	275,249
2.75%, 04/12/27	200,000	224,842
7.50%, 09/15/29	421,000	649,944
		14,678,538
U.S. 0.6%
American Municipal Power, Inc.
RB (Build America Bonds) Series 2010
6.27%, 02/15/50	100,000	141,345
8.08%, 02/15/50	250,000	459,235
Bay Area Toll Authority
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	400,000	685,972
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	230,000	428,837
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	900,000	1,490,332
7.55%, 04/01/39	400,000	703,910
7.30%, 10/01/39	500,000	832,432
7.35%, 11/01/39	200,000	334,598
California State University
Series 2017B
3.90%, 11/01/47 (a)	50,000	58,593
Chicago O'Hare International Airport
RB (Build America Bonds) Series 2010
6.40%, 01/01/40	100,000	152,736
RB Series 2018C
4.47%, 01/01/49	150,000	194,227
Chicago Transit Authority
RB Bonds (Pension Funding) Series 2008
6.90%, 12/01/40	750,000	1,037,778
City of Houston TX
GO Bonds (Pension Funding) Series 2017
3.96%, 03/01/47	120,000	148,054
City of New York
GO (Build America Bonds) Series 2010
6.25%, 06/01/35 (a)	250,000	251,312
Security Rate, Maturity Date	Face Amount ($)	Value ($)
City of San Antonio TX Electric & Gas Systems
RB (Build America Bonds) Series 2009
5.99%, 02/01/39	190,000	275,789
City of San Francisco CA Public Utilities Commission
RB Series 2020A
3.30%, 11/01/39 (a)	150,000	161,234
Commonwealth of Massachusetts
GO (Build America Bonds) Series 2009
5.46%, 12/01/39	100,000	143,250
GO Series 2019D
2.66%, 09/01/39	145,000	156,047
2.81%, 09/01/43	100,000	106,896
GO Series 2019H
2.90%, 09/01/49	100,000	109,035
GO Series 2020C
2.51%, 07/01/41 (a)	100,000	101,664
Commonwealth of Massachusetts Transportation Fund
RB (Build America Bonds) Series 2010
5.73%, 06/01/40	100,000	142,555
Commonwealth of Pennsylvania Financing Authority
RB Series 2016A
4.14%, 06/01/38	200,000	238,812
Connecticut
GO (Teachers' Retirement Fund) Series 2008A
5.85%, 03/15/32	250,000	348,044
County of Clark Department of Aviation
RB (Build America Bonds) Series 2010C
6.82%, 07/01/45	150,000	244,249
County of Miami-Dade FL Water & Sewer System
RB Series 2019C
3.49%, 10/01/42 (a)	100,000	107,146
Dallas Area Rapid Transit
RB (Build America Bonds) Series 2009B
6.00%, 12/01/44	140,000	221,225
Dallas County Hospital District
GO (Build America Bonds) Series 2009C
5.62%, 08/15/44	100,000	146,894
Dallas/Fort Worth International Airport
RB Series 2019A
2.99%, 11/01/38	100,000	105,239
RB Series 2020C
3.09%, 11/01/40 (a)	250,000	252,951
2.92%, 11/01/50	250,000	248,459
East Bay Municipal Utility District Water System
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	330,000	504,369
Foothill-Eastern Transportation Corridor Agency
RB Series 2019A
3.92%, 01/15/53 (a)	100,000	105,805
Grand Parkway Transportation Corp.
RB Series 2013E
5.18%, 10/01/42	100,000	141,941
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,037,000	1,051,345

73
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
GO Bonds (Pension Funding) Series 2010
6.73%, 04/01/35	110,000	123,031
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	490,000	557,623
Los Angeles Department of Water & Power Power System
RB (Build America Bonds) Series 2010
6.57%, 07/01/45	200,000	338,966
Los Angeles Unified School District
GO (Build America Bonds) Series 2009
5.75%, 07/01/34	250,000	346,904
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	500,000	743,524
Maryland Health & Higher Educational Facilities Authority
RB Series 2020D
3.05%, 07/01/40 (a)	150,000	154,640
3.20%, 07/01/50	150,000	153,977
Massachusetts School Building Authority
RB Series 2020B
1.75%, 08/15/30	500,000	509,074
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (a)	130,000	143,097
Metropolitan Transportation Authority
RB (Build America Bonds) Series 2009
7.34%, 11/15/39	200,000	324,580
RB (Build America Bonds) Series 2010E
6.81%, 11/15/40	330,000	425,563
Michigan Finance Authority
RB Series 2019T
3.38%, 12/01/40	200,000	224,521
Municipal Electric Authority of Georgia
RB (Build America Bonds) Series 2010
6.64%, 04/01/57	148,000	218,848
RB (Build America Bonds) Series 2010
6.66%, 04/01/57	148,000	224,984
New Jersey Economic Development Authority
RB Bonds (Pension Funding) Series 1997A
7.43%, 02/15/29	250,000	311,645
New Jersey Transportation Trust Fund Authority
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	330,000	367,999
RB Series 2019B
4.13%, 06/15/42	200,000	200,498
New Jersey Turnpike Authority
RB (Build America Bonds) Series 2009F
7.41%, 01/01/40	150,000	256,443
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	350,000	583,047
Security Rate, Maturity Date	Face Amount ($)	Value ($)
New York City Transitional Finance Authority
RB (Build America Bonds) Series 2010
5.57%, 11/01/38	200,000	290,984
New York City Water & Sewer System
RB (Build America Bonds) Series 2010
5.72%, 06/15/42	125,000	195,250
New York City Water & Sewer System
Water System RB (Build America Bonds) Series 2010
6.01%, 06/15/42	250,000	401,030
New York State Dormitory Authority
RB (Build America Bonds) Series 2010
5.60%, 03/15/40	50,000	71,178
RB Series 2009F
5.63%, 03/15/39	100,000	134,155
RB Series 2019B
3.14%, 07/01/43	100,000	104,086
New York State Urban Development Corp.
RB (Build America Bonds) Series 2009
5.77%, 03/15/39	100,000	127,448
North Texas Tollway Authority
RB (Build America Bonds) Series 2009
6.72%, 01/01/49	150,000	263,343
Oregon
GO Bonds (Pension Funding) Series 2003
5.89%, 06/01/27	430,000	542,881
Oregon School Boards Association
GO Bonds (Pension Funding) Series 2002B
5.55%, 06/30/28	200,000	241,277
Port Authority of New York & New Jersey
Consolidated Bonds 164th Series
5.65%, 11/01/40	150,000	215,322
Consolidated Bonds 165th Series
5.65%, 11/01/40	100,000	144,467
Consolidated Bonds 168th Series
4.93%, 10/01/51	200,000	274,890
Consolidated Bonds 181th Series
4.96%, 08/01/46	100,000	135,503
Consolidated Bonds 192th Series
4.81%, 10/15/65	170,000	232,931
Consolidated Bonds AAA Series
1.09%, 07/01/23	400,000	405,502
RB (Build America Bonds) Series 2012
4.46%, 10/01/62	450,000	589,678
Regional Transportation District Sales Tax Revenue
RB (Build America Bonds) Series 2010B
5.84%, 11/01/50	50,000	82,572
Rutgers The State University of New Jersey
GO Series 2019P
3.92%, 05/01/19 (a)	100,000	122,802
Sales Tax Securitization Corp.
RB Series 2018B
3.82%, 01/01/48	150,000	161,311
San Diego County Regional Transportation Commission
RB Series 2019A
3.25%, 04/01/48 (a)	150,000	159,971

74
Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
San Jose Redevelopment Agency Successor Agency
Tax Allocation Series 2017A-T
3.38%, 08/01/34 (a)	100,000	108,914
Santa Clara Valley Transportation Authority
RB (Build America Bonds) Series 2010
5.88%, 04/01/32	100,000	127,604
State of California
GO Bonds
7.60%, 11/01/40	300,000	548,382
State of Illinois
GO (Build America Bonds) Series 2010
7.35%, 07/01/35	100,000	115,578
Texas
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	580,000	856,055
Texas Private Activity Bond Surface Transportation Corp.
RB Series 2019B
3.92%, 12/31/49	150,000	164,656
Texas Transportation Commission
GO Bonds Series 2020
2.47%, 10/01/44 (a)	400,000	404,972
The Ohio State University
RB (Build America Bonds) Series 2010
4.91%, 06/01/40	300,000	423,855
RB Series 2016A
3.80%, 12/01/46	100,000	126,431
University of California
RB (Build America Bonds) Series 2009
5.77%, 05/15/43	500,000	729,775
RB Series 2012AD
4.86%, 05/15/12	100,000	144,408
RB Series 2015AQ
4.77%, 05/15/15	150,000	211,181
RB Series 2020BG
1.32%, 05/15/27 (a)	195,000	198,126
1.61%, 05/15/30 (a)	250,000	252,676
University of Pittsburgh-of the Commonwealth System of Higher Education
GO Bonds Series 2019A
3.56%, 09/15/19 (a)	100,000	120,550
University of Virginia
RB Series 2017C
4.18%, 09/01/17 (a)	100,000	131,608
RB Series 2020
2.26%, 09/01/50 (a)	400,000	391,034
Westchester Cnty Ny Local Dev Wstdev
RB Series 2020
3.85%, 11/01/50 (a)(f)	250,000	253,230
		28,246,890
		42,925,428

Sovereign 1.1%
Canada 0.0%
Canada Government International Bond
2.63%, 01/25/22	550,000	568,645
2.00%, 11/15/22	300,000	311,802
1.63%, 01/22/25	650,000	685,912
		1,566,359
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Chile 0.1%
Chile Government International Bond
3.13%, 01/21/26	200,000	222,033
3.24%, 02/06/28 (a)	450,000	503,716
2.45%, 01/31/31 (a)	300,000	317,697
2.55%, 01/27/32 (a)	400,000	424,752
3.63%, 10/30/42	150,000	178,058
3.86%, 06/21/47	200,000	247,937
3.50%, 01/25/50 (a)	200,000	236,300
		2,130,493
Colombia 0.1%
Colombia Government International Bond
4.38%, 07/12/21	200,000	205,946
2.63%, 03/15/23 (a)	200,000	205,571
4.00%, 02/26/24 (a)	300,000	321,431
8.13%, 05/21/24	250,000	304,491
4.50%, 01/28/26 (a)	300,000	334,075
3.88%, 04/25/27 (a)	300,000	327,261
4.50%, 03/15/29 (a)	550,000	622,553
3.00%, 01/30/30 (a)	500,000	515,050
3.13%, 04/15/31 (a)	200,000	207,730
7.38%, 09/18/37	362,000	521,208
6.13%, 01/18/41	350,000	461,984
5.63%, 02/26/44 (a)	450,000	574,920
5.00%, 06/15/45 (a)	700,000	842,821
5.20%, 05/15/49 (a)	200,000	249,788
		5,694,829
Hungary 0.0%
Hungary Government International Bond
5.38%, 02/21/23	500,000	553,287
5.75%, 11/22/23	300,000	345,356
5.38%, 03/25/24	300,000	345,999
7.63%, 03/29/41	150,000	268,163
		1,512,805
Indonesia 0.1%
Indonesia Government International Bond
2.95%, 01/11/23	150,000	156,515
3.50%, 01/11/28	200,000	220,669
4.10%, 04/24/28	250,000	286,374
4.75%, 02/11/29	200,000	240,525
3.40%, 09/18/29	200,000	220,913
2.85%, 02/14/30	200,000	211,806
3.85%, 10/15/30	300,000	344,950
4.35%, 01/11/48	400,000	478,334
5.35%, 02/11/49	200,000	271,986
3.70%, 10/30/49	300,000	328,622
3.50%, 02/14/50	200,000	213,760
4.45%, 04/15/70	200,000	248,913
		3,223,367
Israel 0.1%
Israel Government International Bond
4.00%, 06/30/22	200,000	212,636
2.88%, 03/16/26	200,000	220,492
3.25%, 01/17/28	200,000	228,774
2.75%, 07/03/30	350,000	385,774
4.50%, 01/30/43	200,000	262,278
4.13%, 01/17/48	200,000	254,181
3.88%, 07/03/50	300,000	360,390
4.50%, 04/03/20	200,000	279,606

75
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
State of Israel
2.50%, 01/15/30	200,000	216,207
3.38%, 01/15/50	350,000	387,665
		2,808,003
Italy 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	514,000	600,059
2.38%, 10/17/24	550,000	570,474
2.88%, 10/17/29	675,000	695,412
5.38%, 06/15/33	250,000	315,523
4.00%, 10/17/49	350,000	367,769
		2,549,237
Mexico 0.2%
Mexico Government International Bond
3.63%, 03/15/22	200,000	209,940
4.00%, 10/02/23	550,000	600,551
3.60%, 01/30/25	450,000	490,390
3.90%, 04/27/25 (a)	200,000	220,710
4.13%, 01/21/26	288,000	321,136
4.15%, 03/28/27	500,000	557,740
3.75%, 01/11/28	400,000	433,872
4.50%, 04/22/29	600,000	678,072
3.25%, 04/16/30 (a)	900,000	931,923
8.30%, 08/15/31	150,000	222,090
4.75%, 04/27/32 (a)	500,000	575,355
6.75%, 09/27/34	362,000	497,531
6.05%, 01/11/40	424,000	548,573
4.75%, 03/08/44	950,000	1,074,274
5.55%, 01/21/45	400,000	499,960
4.60%, 01/23/46	450,000	500,436
4.35%, 01/15/47	300,000	322,799
4.60%, 02/10/48	400,000	441,368
4.50%, 01/31/50 (a)	475,000	522,115
5.00%, 04/27/51 (a)	450,000	521,741
5.75%, 10/12/10	420,000	515,825
		10,686,401
Panama 0.1%
Panama Government International Bond
4.00%, 09/22/24 (a)	200,000	220,752
3.75%, 03/16/25 (a)	300,000	330,285
8.88%, 09/30/27	250,000	361,155
3.88%, 03/17/28 (a)	600,000	686,802
9.38%, 04/01/29	100,000	155,805
3.16%, 01/23/30 (a)	200,000	219,064
6.70%, 01/26/36	131,000	195,116
4.50%, 05/15/47	250,000	323,327
4.50%, 04/16/50 (a)	400,000	518,562
4.30%, 04/29/53	200,000	254,630
4.50%, 04/01/56 (a)	350,000	454,701
3.87%, 07/23/60 (a)	200,000	238,759
		3,958,958
Peru 0.1%
Peruvian Government International Bond
7.35%, 07/21/25	250,000	321,919
2.39%, 01/23/26 (a)	200,000	210,719
4.13%, 08/25/27	150,000	175,421
2.84%, 06/20/30	150,000	165,133
2.78%, 01/23/31 (a)	200,000	218,373
8.75%, 11/21/33	450,000	767,990
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.55%, 03/14/37	300,000	468,444
5.63%, 11/18/50	395,000	656,553
		2,984,552
Philippines 0.1%
Philippine Government International Bond
4.20%, 01/21/24	200,000	222,202
10.63%, 03/16/25	300,000	427,928
5.50%, 03/30/26	200,000	246,423
3.00%, 02/01/28	400,000	437,496
3.75%, 01/14/29	400,000	462,764
9.50%, 02/02/30	250,000	412,271
2.46%, 05/05/30	200,000	214,305
7.75%, 01/14/31	350,000	534,754
6.38%, 01/15/32	300,000	424,839
6.38%, 10/23/34	300,000	440,412
3.95%, 01/20/40	600,000	711,936
3.70%, 03/01/41	400,000	465,426
3.70%, 02/02/42	400,000	466,976
2.95%, 05/05/45	200,000	213,607
		5,681,339
Poland 0.0%
Republic of Poland Government International Bond
5.00%, 03/23/22	500,000	536,730
3.00%, 03/17/23	400,000	425,734
4.00%, 01/22/24	300,000	335,368
3.25%, 04/06/26	250,000	283,230
		1,581,062
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	200,000	219,919
5.63%, 11/03/25	100,000	124,714
2.75%, 01/19/27	250,000	274,314
2.50%, 06/19/29	200,000	221,862
4.13%, 06/10/44	200,000	276,589
		1,117,398
Uruguay 0.1%
Uruguay Government International Bond
8.00%, 11/18/22	150,000	163,244
4.50%, 08/14/24	113,000	124,715
4.38%, 10/27/27	250,000	291,155
4.38%, 01/23/31 (a)	350,000	421,206
7.63%, 03/21/36	150,000	237,566
4.13%, 11/20/45	150,000	182,711
5.10%, 06/18/50	750,000	1,043,381
4.98%, 04/20/55	450,000	623,335
		3,087,313
		48,582,116

Supranational* 1.4%
African Development Bank
1.63%, 09/16/22	500,000	514,215
2.13%, 11/16/22	800,000	833,128
0.75%, 04/03/23	500,000	506,610
3.00%, 09/20/23	250,000	270,849
Asian Development Bank
1.75%, 06/08/21	350,000	354,142
2.00%, 02/16/22	600,000	615,543
1.88%, 02/18/22	250,000	256,025
0.63%, 04/07/22	750,000	754,864
1.88%, 07/19/22	650,000	670,195

76
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.88%, 08/10/22	600,000	619,203
1.75%, 09/13/22	500,000	515,465
1.63%, 01/24/23	450,000	464,990
2.75%, 03/17/23	600,000	638,211
0.25%, 07/14/23	750,000	750,360
2.63%, 01/30/24	450,000	485,852
1.50%, 10/18/24	400,000	419,582
2.00%, 01/22/25	851,000	911,378
0.63%, 04/29/25	400,000	404,312
0.38%, 09/03/25 (f)	1,000,000	997,715
2.00%, 04/24/26	500,000	542,312
2.63%, 01/12/27	500,000	563,005
2.50%, 11/02/27	500,000	564,272
2.75%, 01/19/28	200,000	229,959
5.82%, 06/16/28	250,000	344,034
1.75%, 09/19/29	250,000	270,046
1.88%, 01/24/30	400,000	437,590
Corp. Andina de Fomento
2.13%, 09/27/21	150,000	152,135
4.38%, 06/15/22	362,000	383,141
2.75%, 01/06/23	250,000	259,815
2.38%, 05/12/23	350,000	362,010
Council of Europe Development Bank
1.75%, 09/26/22	350,000	360,976
2.63%, 02/13/23	250,000	264,464
0.25%, 06/10/23	150,000	150,035
1.38%, 02/27/25	150,000	156,572
European Bank for Reconstruction & Development
1.50%, 11/02/21	200,000	202,949
2.13%, 03/07/22	500,000	514,302
2.75%, 03/07/23	350,000	372,005
0.25%, 07/10/23	250,000	250,064
1.63%, 09/27/24	250,000	262,881
0.50%, 05/19/25	350,000	351,883
European Investment Bank
1.63%, 06/15/21	700,000	707,829
1.38%, 09/15/21	400,000	404,798
2.13%, 10/15/21	450,000	459,648
2.88%, 12/15/21	475,000	491,312
2.25%, 03/15/22	500,000	515,767
2.63%, 05/20/22	650,000	676,939
2.38%, 06/15/22	600,000	623,265
2.25%, 08/15/22	750,000	779,850
1.38%, 09/06/22	400,000	409,436
2.00%, 12/15/22	250,000	260,248
2.50%, 03/15/23	850,000	899,194
1.38%, 05/15/23	500,000	515,702
2.88%, 08/15/23	650,000	700,765
0.25%, 09/15/23	250,000	250,148
3.13%, 12/14/23	250,000	273,549
3.25%, 01/29/24	1,000,000	1,101,645
2.63%, 03/15/24	500,000	541,395
2.25%, 06/24/24	500,000	537,335
2.50%, 10/15/24	400,000	436,006
1.88%, 02/10/25	450,000	480,179
1.63%, 03/14/25	700,000	739,921
0.63%, 07/25/25	500,000	506,013
2.13%, 04/13/26	500,000	546,622
2.38%, 05/24/27	450,000	502,990
1.63%, 10/09/29	350,000	375,428
0.88%, 05/17/30	170,000	170,944
Inter-American Development Bank
1.25%, 09/14/21	250,000	252,651
2.13%, 01/18/22 (d)	1,100,000	1,128,759
1.75%, 09/14/22	500,000	515,485
2.50%, 01/18/23	600,000	632,238
0.50%, 05/24/23	1,050,000	1,057,864
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 10/04/23	200,000	216,956
0.25%, 11/15/23 (f)	1,500,000	1,499,475
2.63%, 01/16/24	500,000	539,380
3.00%, 02/21/24	250,000	273,355
2.13%, 01/15/25	1,000,000	1,075,740
1.75%, 03/14/25	500,000	530,800
0.88%, 04/03/25	300,000	306,690
0.63%, 07/15/25	400,000	404,418
2.00%, 06/02/26	524,000	567,943
2.00%, 07/23/26	300,000	325,461
2.38%, 07/07/27	350,000	390,282
3.13%, 09/18/28	650,000	771,391
2.25%, 06/18/29	700,000	785,368
4.38%, 01/24/44	100,000	153,298
International Bank for Reconstruction & Development
2.25%, 06/24/21	900,000	914,841
2.75%, 07/23/21	800,000	818,112
1.38%, 09/20/21	500,000	506,052
2.13%, 12/13/21	300,000	307,349
2.00%, 01/26/22	750,000	768,757
1.63%, 02/10/22	705,000	719,245
2.13%, 07/01/22	600,000	620,928
1.88%, 10/07/22	200,000	206,952
2.13%, 02/13/23	505,000	528,442
1.88%, 06/19/23	250,000	261,493
3.00%, 09/27/23	1,250,000	1,355,412
2.50%, 03/19/24	1,150,000	1,240,154
1.50%, 08/28/24	500,000	523,547
2.50%, 11/25/24	600,000	654,648
1.63%, 01/15/25	750,000	790,684
0.75%, 03/11/25	350,000	355,973
0.63%, 04/22/25	1,000,000	1,011,415
0.38%, 07/28/25	1,250,000	1,248,700
2.50%, 07/29/25	1,150,000	1,267,794
1.88%, 10/27/26	200,000	216,052
2.50%, 11/22/27	350,000	395,572
1.75%, 10/23/29	450,000	487,186
0.88%, 05/14/30	500,000	502,070
0.75%, 08/26/30	750,000	742,005
4.75%, 02/15/35	330,000	486,397
International Finance Corp.
1.13%, 07/20/21	164,000	165,320
2.00%, 10/24/22	200,000	207,636
0.50%, 03/20/23	200,000	201,471
2.88%, 07/31/23	550,000	592,034
1.38%, 10/16/24	350,000	365,178
0.38%, 07/16/25	450,000	449,960
2.13%, 04/07/26	200,000	218,234
0.75%, 08/27/30	500,000	494,675
Nordic Investment Bank
2.25%, 09/30/21	200,000	204,322
2.13%, 02/01/22	250,000	256,670
0.38%, 05/19/23	200,000	200,873
2.88%, 07/19/23	250,000	268,796
2.25%, 05/21/24	250,000	268,033
The Asian Infrastructure Investment Bank
2.25%, 05/16/24	400,000	428,300
0.50%, 05/28/25	500,000	501,530
		65,064,383
Total Government Related
(Cost $259,124,361)		274,833,886

77
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Securitized 29.1% of net assets

Asset-Backed Securities 0.3%
Automobile 0.1%
Ally Auto Receivables Trust
Series 2018-3 Class A4
3.12%, 07/17/23 (a)	695,000	718,618
Ally Master Owner Trust
Series 2018-2A
3.29%, 05/15/23 (a)	200,000	204,012
Series 2018-4A
3.30%, 07/17/23 (a)	250,000	256,214
Ford Credit Auto Owner Trust
Series 2018-A Class A4
3.16%, 10/15/23 (a)	1,615,000	1,677,369
Ford Credit Floorplan Master Owner Trust A
Series 2013-5 Class A2
3.06%, 04/15/26 (a)	172,000	185,544
Nissan Auto Receivables Owner Trust
Series 2017-C Class A4
2.28%, 02/15/24 (a)	650,000	662,574
Toyota Auto Receivables Owner Trust
Series 2019-B Class A3
2.57%, 08/15/23 (a)	620,000	637,140
Series 2018-C Class A4
3.13%, 02/15/24 (a)	150,000	156,887
1.68%, 05/15/25 (a)	1,030,000	1,064,542
		5,562,900
Credit Card 0.2%
Citibank Credit Card Issuance Trust
Series 2018-A6 Class A6
3.21%, 12/07/24 (a)	600,000	638,221
Discover Card Execution Note Trust
Series 2018-A5 Class A5
3.32%, 03/15/24 (a)	500,000	515,986
American Express Credit Account Master Trust
Series 2018-2A
3.01%, 10/15/25 (a)	1,800,000	1,919,654
Capital One Multi-Asset Execution Trust
Series 2019-A3 Class A3
2.06%, 08/15/28 (a)	1,000,000	1,073,665
American Express Credit Account Master Trust
Series 2018-8A
3.18%, 04/15/24 (a)	1,100,000	1,133,382
Capital One Multi-Asset Execution Trust
Series 2017-A6 Class A6
2.29%, 07/15/25 (a)	450,000	467,788
Discover Card Execution Note Trust
Series 2018-A1 Class A1
3.03%, 08/15/25 (a)	300,000	319,719
American Express Credit Account Master Trust
Series 2019-1A
2.87%, 10/15/24 (a)	1,200,000	1,247,728
2.00%, 04/15/25 (a)	1,000,000	1,033,097
		8,349,240
		13,912,140

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Commercial Mortgage-Backed Securities 2.2%
Banc of America Commercial Mortgage Trust
Series 2016-UB10 Class A3
2.90%, 07/15/49 (a)	350,000	376,287
BANK
Series 2017-BNK8 Class A4
3.49%, 11/15/50 (a)	1,190,000	1,348,363
Series 2017-BNK9 Class A4
3.54%, 11/15/54 (a)	950,000	1,078,028
Series 2017-BNK7 Class A5
3.44%, 09/15/60 (a)	150,000	168,842
Series 2019-BN19 Class A3
3.18%, 08/15/61 (a)	600,000	676,161
2.40%, 03/15/63 (a)	300,000	321,263
BBCMS Mortgage Trust
Series 2017-C1 Class A2
3.19%, 02/15/50 (a)	200,000	205,201
Series 2018-C2 Class A4
4.05%, 12/15/51 (a)	449,000	527,129
Benchmark Mortgage Trust
Series 2019-B9 Class A5
4.02%, 03/15/52 (a)	100,000	118,665
Series 2019-B12 Class A5
3.12%, 08/15/52 (a)	700,000	784,894
3.72%, 03/15/62 (a)	1,800,000	2,098,551
CD Mortgage Trust
Series 2016-CD1 Class A2
2.45%, 08/10/49 (a)	289,000	292,273
Series 2016-CD2 Class A4
3.53%, 11/10/49 (a)	240,000	269,590
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (a)(d)	402,000	451,494
Series 2016-C7 Class A3
3.84%, 12/10/54 (a)	2,200,000	2,496,761
Series 2016-C4 Class A4
3.28%, 05/10/58 (a)	430,000	469,501
Citigroup Commercial Mortgage Trust
Series 2012-GC8 Class A4
3.02%, 09/10/45 (a)	116,652	119,701
Series 2014-GC25 Class A4
3.64%, 10/10/47 (a)	253,748	278,295
Series 2016-GC36 Class A5
3.62%, 02/10/49 (a)	2,260,000	2,521,955
Series 2016-GC37 Class A4
3.31%, 04/10/49 (a)	100,000	110,112
Series 2017-C4 Class A4
3.47%, 10/12/50 (a)	5,700,000	6,475,917
COMM Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (a)	70,033	71,786
Series 2013-CCRE6 Class A4
3.10%, 03/10/46 (a)	300,000	313,481
Series 2014-CCRE15 Class A4
4.07%, 02/10/47 (a)(g)(k)	1,200,000	1,315,602
Series 2014-LC15 Class A4
4.01%, 04/10/47 (a)	250,000	273,008
Series 2014-CR18 Class A4
3.55%, 07/15/47 (a)	497,004	532,618
Series 2014-UBS4 Class A5
3.69%, 08/10/47 (a)	1,120,000	1,220,895
Series 2014-LC17 Class A5
3.92%, 10/10/47 (a)	45,000	49,624
Series 2014-CR20 Class A3
3.33%, 11/10/47 (a)	654,000	703,658

78
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 2015-DC1 Class A5
3.35%, 02/10/48 (a)	500,000	542,720
Series 2015-CR24 Class A5
3.70%, 08/10/48 (a)	1,148,000	1,278,383
Series 2015-LC23 Class A4
3.77%, 10/10/48 (a)	330,000	369,598
Series 2016-CR28 Class A4
3.76%, 02/10/49 (a)	602,000	677,671
Series 2016-DC2 Class A5
3.77%, 02/10/49 (a)	300,000	336,663
Series 2015-PC1 Class ASB
3.61%, 07/10/50 (a)	959,398	1,014,709
Series 2013-CCRE11 Class A4
4.26%, 08/10/50 (a)	2,350,000	2,562,792
CSAIL Commercial Mortgage Trust
Series 2015-C1 Class A4
3.51%, 04/15/50 (a)	1,405,000	1,533,808
CSMC Trust
Series 2016 Class A4
3.79%, 12/15/49 (a)	2,000,000	2,265,883
Fannie Mae-ACES
Series 2014-M2 Class A2
3.51%, 12/25/23 (a)	101,484	110,520
Series 2015-M13 Class A2
2.80%, 06/25/25 (a)(g)(l)	200,000	218,357
Series 2016-M11 Class A2
2.37%, 07/25/26 (a)(g)(l)	785,000	850,412
Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 Class A2
2.65%, 08/25/26 (a)	600,000	660,393
Series K067 Class A1
2.90%, 03/25/27 (a)	1,854,104	2,008,668
Series K070 Class A2
3.30%, 11/25/27 (a)	500,000	577,376
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K021 Class A2
2.40%, 06/25/22 (a)	128,000	131,158
Series K024 Class A2
2.57%, 09/25/22 (a)	531,000	548,311
Series K027 Class A2
2.64%, 01/25/23 (a)	1,805,000	1,886,246
Series K029 Class A2
3.32%, 02/25/23 (a)(g)(m)	923,000	980,598
Series K030 Class A2
3.25%, 04/25/23 (a)(g)(m)	200,000	212,675
Series K033 Class A2
3.06%, 07/25/23 (a)	381,000	406,312
Series K034 Class A2
3.53%, 07/25/23 (a)	100,000	107,973
Series K035 Class A2
3.46%, 08/25/23 (a)(g)(m)	983,000	1,060,435
Series K725 Class A2
3.00%, 01/25/24 (a)	1,000,000	1,076,641
Series K037 Class A2
3.49%, 01/25/24 (a)	750,000	817,422
Series K727 Class A2
2.95%, 07/25/24 (a)	100,000	107,788
Series K728 Class A2
3.06%, 08/25/24 (a)(g)(m)	400,000	434,352
Series K040 Class A2
3.24%, 09/25/24 (a)	100,000	109,963
Series K042 Class A2
2.67%, 12/25/24 (a)	400,000	433,020
Series K043 Class A2
3.06%, 12/25/24 (a)	200,000	219,603
Series K044 Class A2
2.81%, 01/25/25 (a)	645,000	701,502
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K045 Class A2
3.02%, 01/25/25 (a)	500,000	548,729
Series KS03 Class A4
3.16%, 05/25/25 (a)(g)(m)	150,000	165,279
Series K047 Class A2
3.33%, 05/25/25 (a)(g)(m)	400,000	446,755
Series K048 Class A2
3.28%, 06/25/25 (a)(g)(m)	1,150,000	1,282,271
Series K733 Class A2
3.75%, 08/25/25 (a)(g)(m)	1,400,000	1,580,588
Series K052 Class A2
3.15%, 11/25/25 (a)	100,000	111,558
Series K054 Class A2
2.75%, 01/25/26 (a)	10,000	10,976
Series K735 Class A2
2.86%, 05/25/26 (a)	830,000	920,041
Series K061 Class A2
3.35%, 11/25/26 (a)(g)(m)	2,500,000	2,859,114
Series K062 Class A2
3.41%, 12/25/26 (a)	300,000	344,433
Series K064 Class A2
3.22%, 03/25/27 (a)	750,000	854,933
Series K066 Class A2
3.12%, 06/25/27 (a)	1,200,000	1,363,108
Series K074 Class A1
3.60%, 09/25/27 (a)	144,363	161,948
Series K071 Class A2
3.29%, 11/25/27 (a)	2,000,000	2,307,377
Series K072 Class A2
3.44%, 12/25/27 (a)	900,000	1,048,979
Series K074 Class A2
3.60%, 01/25/28 (a)	3,500,000	4,118,065
Series K078 Class A2
3.85%, 06/25/28 (a)	1,182,367	1,416,321
Series K083 Class A2
4.05%, 09/25/28 (a)(g)(m)	250,000	304,774
Series K085 Class A2
4.06%, 10/25/28 (a)(g)(m)	700,000	847,507
Series K087 Class A2
3.77%, 12/25/28 (a)	100,000	120,113
Series K099 Class A2
2.60%, 09/25/29 (a)	2,210,000	2,490,275
Series K-1512 Class A2
2.99%, 05/25/31 (a)	2,500,000	2,946,033
Series K154 Class A2
3.42%, 04/25/32 (a)	700,000	836,148
Series K157 Class A2
3.99%, 05/25/33 (a)	360,000	442,537
GS Mortgage Securities Trust
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (a)	644,871	655,757
Series 2014-GC20 Class A5
4.00%, 04/10/47 (a)	225,000	244,882
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (a)	200,000	218,774
Series 2015-C33 Class A3
3.50%, 12/15/48 (a)	788,779	871,354
Series 2015-C33 Class A4
3.77%, 12/15/48 (a)	550,000	617,195
JPMDB Commercial Mortgage Securities Trust
Series 2015-C32 Class A5
3.60%, 11/15/48 (a)	1,000,000	1,110,239
Series 2018-C8 Class A3
3.94%, 06/15/51 (a)	300,000	349,997

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11 Class A4
4.30%, 08/15/46 (a)(g)(m)	350,000	379,291
Series 2013-C13 Class A4
4.04%, 11/15/46 (a)	360,000	391,048
Series 2013-C8 Class AS
3.38%, 12/15/48 (a)	100,000	104,083
Series 2016-C28 Class A4
3.54%, 01/15/49 (a)	1,300,000	1,443,009
Morgan Stanley Capital I Trust
Series 2015-A4 Class A4
3.78%, 05/15/48 (a)	50,000	55,542
Series 2015-UBS8 Class A4
3.81%, 12/15/48 (a)	400,000	447,537
Series 2011-C3 Class A4
4.12%, 07/15/49 (a)	189,765	192,577
UBS Commercial Mortgage Trust
Series 2017-C3 Class A4
3.43%, 08/15/50 (a)	200,000	224,749
Series 2017-C6 Class A5
3.58%, 12/15/50 (a)	600,000	682,191
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
3.18%, 03/10/46 (a)	250,000	261,085
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(g)(k)	1,409,000	1,512,938
Series 2015-C28 Class A3
3.29%, 05/15/48 (a)	270,604	291,023
3.72%, 12/15/48 (a)	2,100,000	2,344,649
Series 2016-NXS6 Class ASB
2.83%, 11/15/49 (a)	350,000	369,144
3.58%, 10/15/50 (a)	1,020,000	1,157,165
Series 2017-C41 Class A4
3.47%, 11/15/50 (a)	300,000	338,443
Series 2017-C42 Class A4
3.59%, 12/15/50 (a)	1,400,000	1,594,595
Series 2018-C44 Class A5
4.21%, 05/15/51 (a)	950,000	1,122,567
Series 2019-C50 Class A5
3.73%, 05/15/52 (a)	675,000	785,907
3.04%, 10/15/52 (a)	500,000	559,834
2.73%, 02/15/53 (a)	1,200,000	1,310,003
Series 2015-C30 Class A4
3.66%, 09/15/58 (a)	200,000	222,192
Series 2016-NXS5 Class A4
3.37%, 01/15/59 (a)	700,000	758,177
Series 2016-C32 Class A4
3.56%, 01/15/59 (a)	1,200,000	1,332,530
Series 2016-NXS5 Class A6
3.64%, 01/15/59 (a)	1,330,400	1,485,393
Series 2013-C33 Class A3
3.16%, 03/15/59 (a)	155,000	167,240
WFRBS Commercial Mortgage Trust
Series 2013-C15 Class A4
4.15%, 08/15/46 (a)(g)(m)	710,000	768,312
3.90%, 12/15/46 (a)	467,000	499,455
Series 2014-C20 Class ASB
3.64%, 05/15/47 (a)	761,516	797,059
		103,105,405

Mortgage-Backed Securities Pass-Through 26.6%
Fannie Mae
3.50%, 11/01/20 to 08/01/50 (a)	116,150,266	124,516,958
4.00%, 04/01/24 to 05/01/50 (a)	84,410,927	91,829,281
4.50%, 12/01/24 to 05/01/50 (a)	34,033,476	37,656,543
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 10/01/26 to 08/01/50 (a)	109,575,077	116,233,911
2.50%, 07/01/27 to 09/01/50 (a)	76,327,912	80,352,997
2.00%, 12/01/27 to 09/01/50 (a)	24,946,942	25,840,968
5.50%, 12/01/32 to 11/01/48 (a)	4,176,135	4,892,443
5.00%, 11/01/33 to 01/01/50 (a)	9,457,132	10,631,247
6.50%, 08/01/34 to 05/01/40 (a)	221,365	266,883
6.00%, 04/01/35 to 07/01/41 (a)	2,038,819	2,412,841
1.50%, 08/01/35 to 09/01/35 (a)	796,145	815,078
3.00%, 05/01/46 to 11/01/46 (a)(d)	9,000,458	9,605,288
Federal Home Loan Bank
1.50%, 08/01/35 (a)	100,000	102,385
3.00%, 05/01/40 (a)	495,708	525,948
Freddie Mac
2.00%, 08/01/23 to 08/01/50 (a)	18,220,008	18,878,920
4.00%, 03/01/24 to 07/01/50 (a)	42,601,074	46,100,062
3.50%, 01/01/26 to 06/01/50 (a)	65,393,608	69,926,905
3.00%, 08/01/26 to 08/01/50 (a)	79,547,380	84,326,888
2.50%, 04/01/27 to 08/01/50 (a)	51,263,013	53,935,935
6.00%, 05/01/32 to 07/01/40 (a)	1,236,108	1,465,951
5.50%, 06/01/33 to 08/01/41 (a)	2,712,869	3,181,680
4.50%, 05/01/34 to 08/01/49 (a)	17,545,759	19,402,009
5.00%, 12/01/35 to 12/01/49 (a)	5,384,362	6,075,598
6.50%, 02/01/36 (a)	125,031	149,687
4.50%, 07/01/42 (a)(d)	229,994	258,165
Freddie Mac Gold
5.00%, 04/01/39 (a)	380,046	436,367
3.50%, 02/01/41 to 11/01/45 (a)	2,736,237	2,955,302
4.00%, 07/01/44 to 08/01/48 (a)	2,504,329	2,705,783
3.00%, 09/01/46 (a)	297,410	314,570
4.50%, 09/01/48 (a)	439,627	477,020
Ginnie Mae
3.00%, 04/20/27 to 08/20/50 (a)	86,569,689	91,491,357
2.50%, 08/20/27 to 08/20/50 (a)	29,897,541	31,538,663
3.50%, 09/20/32 to 06/20/50 (a)	90,575,463	96,594,879
5.00%, 02/20/33 to 07/20/49 (a)	8,941,020	9,982,705
5.50%, 04/15/33 to 03/20/49 (a)	1,266,027	1,422,528
4.00%, 06/15/39 to 02/20/50 (a)	43,048,345	46,480,911
4.50%, 07/15/39 to 02/20/50 (a)	19,851,680	21,785,060
6.00%, 04/20/44 (a)	261,147	298,532
3.00%, 11/20/45 (a)(d)	2,581,538	2,731,873
2.00%, 08/20/50 (a)	764,775	793,095
Ginnie Mae TBA
2.50%, 09/21/50 (a)(f)	1,000,000	1,053,453
3.00%, 09/21/50 (a)(f)	10,500,000	11,054,355
3.50%, 09/21/50 (a)(f)	3,000,000	3,156,321
UMBS TBA
2.00%, 09/17/35 (a)(f)	500,000	520,328
2.50%, 09/17/35 (a)(f)	9,000,000	9,441,982
3.00%, 09/17/35 to 09/14/50 (a)(f)	59,000,000	62,154,595
3.50%, 09/17/35 to 09/14/50 (a)(f)	18,500,000	19,515,503
4.00%, 09/17/35 to 09/14/50 (a)(f)	8,000,000	8,513,059
2.50%, 09/14/50 (a)(f)	15,000,000	15,786,145
		1,250,588,957
Total Securitized
(Cost $1,331,581,365)		1,367,606,502

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 4.5% of net assets

Money Market Fund 4.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04% (n)	211,953,837	211,953,837
Total Other Investment Company
(Cost $211,953,837)		211,953,837
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $32,501,083 or 0.7% of net assets.
(d)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(e)	Issuer is affiliated with the fund’s investment adviser.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	Variable-rate security.
(h)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(i)	Guaranteed by the Republic of Germany.
(j)	Zero Coupon Bond.
(k)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools’ cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security’s offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.
(l)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the MBS pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(m)	Variable rate is determined by formula set forth in the security’s offering documents and is affected by the current WAC.
(n)	The rate shown is the 7-day yield.

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is an index published by the Federal Reserve Board based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
RB —	Revenue bond
REIT —	Real Estate Investment Trust
TBA —	To-be-announced
UMBS —	Uniform Mortgage-Backed Securities are single-class securities backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

The fund owns corporate bonds of an affiliate, The Charles Schwab Corp., since those corporate bonds are included in its index. Below is a summary of investment activities involving The Charles Schwab Corp. notes owned by the fund during the period ended August 31, 2020:
	Value at 08/31/19	Gross Purchases*	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 08/31/20	Face Amount at 08/31/20	Interest Income Earned
Charles Schwab Corp., 3.25%, 05/21/21	$—	$101,296	($102,488)	$1,192	$—	$—	—	$1,183
Charles Schwab Corp., 2.65%, 01/25/23	—	157,434	—	—	688	158,122	150,000	983
Charles Schwab Corp., 4.20%, 03/24/25	—	159,318	—	—	14,956	174,274	150,000	2,520
Charles Schwab Corp., 3.85%, 05/21/25	—	160,794	—	—	10,612	171,406	150,000	3,962
Charles Schwab Corp., 3.20%, 01/25/28	—	157,409	—	—	13,709	171,118	150,000	3,293
Charles Schwab Corp., 4.00%, 02/01/29	—	169,821	—	—	10,351	180,172	150,000	3,450
Charles Schwab Corp., 3.25%, 05/22/29	—	214,559	—	—	16,905	231,464	200,000	2,817
Charles Schwab Corp., 4.63%, 03/22/30	—	110,738	—	—	16,861	127,599	100,000	1,863
Total	$—	$1,231,369	($102,488)	$1,192	$84,082	$1,214,155		$20,071
* Amount includes amortization of premiums and/or accretion of discounts.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$1,287,766,752	$—	$1,287,766,752
Treasuries	—	1,743,120,307	—	1,743,120,307
Government Related[1]	—	274,833,886	—	274,833,886
Securitized [1]	—	1,367,606,502	—	1,367,606,502
Other Investment Company[1]	211,953,837	—	—	211,953,837
Total	$211,953,837	$4,673,327,447	$—	$4,885,281,284
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab U.S. Aggregate Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in affiliated issuer, at value (cost $1,130,073)		$1,214,155
Investments in unaffiliated issuers, at value (cost $4,618,162,166)		4,884,067,129
Deposits with brokers for TBA margin		20,000
Receivables:
Investments sold		43,277,940
Fund shares sold		39,520,878
Interest		22,656,834
Dividends	+	10,751
Total assets		4,990,767,687
Liabilities
Payables:
Investments bought		140,732,044
Investments bought — delayed-delivery		143,369,032
Investment adviser fees		156,277
Fund shares redeemed		7,798,532
Distributions to shareholders	+	1,624,627
Total liabilities		293,680,512
Net Assets
Total assets		4,990,767,687
Total liabilities	–	293,680,512
Net assets		$4,697,087,175
Net Assets by Source
Capital received from investors		4,428,359,600
Total distributable earnings		268,727,575

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,697,087,175		433,496,215		$10.84

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Schwab U.S. Aggregate Bond Index Fund
Statement of Operations

For the period September 1, 2019 through August 31, 2020
Investment Income
Interest received from affiliated issuer		$20,071
Interest received from unaffiliated issuers		85,246,027
Dividends received from unaffiliated issuers		998,017
Securities on loan, net	+	3,131
Total investment income		86,267,246
Expenses
Investment adviser fees		1,461,276
Total expenses	–	1,461,276
Net investment income		84,805,970
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		1,192
Net realized gains on unaffiliated investments	+	27,474,579
Net realized gains		27,475,771
Net change in unrealized appreciation (depreciation) on affiliated issuer		84,082
Net change in unrealized appreciation (depreciation) on unaffiliated investments	+	116,803,902
Net change in unrealized appreciation (depreciation)	+	116,887,984
Net realized and unrealized gains		144,363,755
Increase in net assets resulting from operations		$229,169,725
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Schwab U.S. Aggregate Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/19-8/31/20		9/1/18-8/31/19
Net investment income		$84,805,970	$69,733,806
Net realized gains (losses)		27,475,771	(3,080,570)
Net change in unrealized appreciation (depreciation)	+	116,887,984	189,061,092
Increase in net assets from operations		229,169,725	255,714,328
Distributions to Shareholders
Total distributions		($93,281,965)	($72,211,474)

Transactions in Fund Shares
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		244,861,715	$2,598,835,807	171,989,490	$1,698,925,657
Shares reinvested		7,326,953	77,716,227	6,224,597	62,019,990
Shares redeemed	+	(102,784,206)	(1,086,743,664)	(99,160,370)	(979,041,765)
Net transactions in fund shares		149,404,462	$1,589,808,370	79,053,717	$781,903,882
Shares Outstanding and Net Assets
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		284,091,753	$2,971,391,045	205,038,036	$2,005,984,309
Total increase	+	149,404,462	1,725,696,130	79,053,717	965,406,736
End of period		433,496,215	$4,697,087,175	284,091,753	$2,971,391,045
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Schwab Short-Term Bond Index Fund
Financial Statements
Financial Highlights
	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.13	$9.80	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.24	0.19	0.08
Net realized and unrealized gains (losses)	0.27	0.33	(0.24)	0.04
Total from investment operations	0.46	0.57	(0.05)	0.12
Less distributions:
Distributions from net investment income	(0.20)	(0.24)	(0.19)	(0.08)
Net asset value at end of period	$10.39	$10.13	$9.80	$10.04
Total return	4.59%	5.89%	(0.51%)	1.25% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06%	0.06% [4]
Net investment income (loss)	1.89%	2.43%	1.92%	1.64% [4]
Portfolio turnover rate	65%	46%	61%	49% [3],[5]
Net assets, end of period (x 1,000,000)	$1,694	$877	$522	$381

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes in-kind transactions.
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 26.3% of net assets

Financial Institutions 10.8%
Banking 8.6%
Ally Financial, Inc.
4.13%, 02/13/22	100,000	103,795
4.63%, 05/19/22	150,000	158,130
3.05%, 06/05/23 (a)	200,000	207,689
3.88%, 05/21/24 (a)	100,000	106,455
5.13%, 09/30/24	100,000	112,137
4.63%, 03/30/25	100,000	110,782
5.80%, 05/01/25 (a)	200,000	231,194
American Express Co.
3.70%, 11/05/21 (a)	150,000	155,557
2.75%, 05/20/22 (a)	150,000	155,779
2.50%, 08/01/22 (a)	400,000	415,386
2.65%, 12/02/22	500,000	525,117
3.40%, 02/27/23 (a)	500,000	535,212
3.70%, 08/03/23 (a)	500,000	544,925
3.40%, 02/22/24 (a)	150,000	164,458
2.50%, 07/30/24 (a)	400,000	428,578
3.00%, 10/30/24 (a)	100,000	109,114
3.63%, 12/05/24 (a)	100,000	111,447
American Express Credit Corp.
2.70%, 03/03/22 (a)	450,000	465,244
Australia & New Zealand Banking Group Ltd.
2.30%, 06/01/21	500,000	507,457
2.63%, 11/09/22	250,000	262,428
Banco Santander S.A.
3.50%, 04/11/22	200,000	208,504
3.85%, 04/12/23	200,000	215,107
2.71%, 06/27/24	400,000	426,616
2.75%, 05/28/25	400,000	425,670
Bancolombia S.A.
3.00%, 01/29/25 (a)	200,000	203,398
BancorpSouth Bank
4.13%, 11/20/29 (a)(b)	50,000	49,978
Bank of America Corp.
5.70%, 01/24/22	300,000	321,990
2.50%, 10/21/22 (a)	400,000	409,682
3.30%, 01/11/23	750,000	800,542
3.12%, 01/20/23 (a)(b)	300,000	310,636
2.88%, 04/24/23 (a)(b)	150,000	155,642
2.82%, 07/21/23 (a)(b)	650,000	677,007
4.10%, 07/24/23	250,000	275,848
3.00%, 12/20/23 (a)(b)	950,000	1,001,651
4.13%, 01/22/24	500,000	559,360
3.55%, 03/05/24 (a)(b)	650,000	696,231
4.00%, 04/01/24	250,000	279,378
1.49%, 05/19/24 (a)(b)	150,000	153,766
3.86%, 07/23/24 (a)(b)	500,000	544,537
4.20%, 08/26/24	600,000	673,512
Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.00%, 01/22/25	550,000	615,585
3.46%, 03/15/25 (a)(b)	400,000	437,140
3.95%, 04/21/25	650,000	731,702
3.88%, 08/01/25	350,000	400,232
3.09%, 10/01/25 (a)(b)	300,000	326,158
2.46%, 10/22/25 (a)(b)	750,000	795,502
3.37%, 01/23/26 (a)(b)	300,000	330,306
2.02%, 02/13/26 (a)(b)	200,000	208,658
1.32%, 06/19/26 (a)(b)	750,000	760,410
Bank of America NA
3.34%, 01/25/23 (a)(b)	250,000	260,640
Bank of Montreal
1.90%, 08/27/21	150,000	152,511
2.90%, 03/26/22	850,000	884,497
2.35%, 09/11/22	150,000	156,248
2.55%, 11/06/22 (a)	150,000	156,950
3.30%, 02/05/24	300,000	327,523
2.50%, 06/28/24	200,000	214,138
1.85%, 05/01/25	150,000	157,520
4.34%, 10/05/28 (a)(b)	100,000	108,890
Barclays Bank PLC
1.70%, 05/12/22 (a)	550,000	560,519
Barclays PLC
3.20%, 08/10/21	200,000	205,148
3.68%, 01/10/23 (a)	400,000	414,910
4.61%, 02/15/23 (a)(b)	400,000	420,742
4.34%, 05/16/24 (a)(b)	400,000	433,422
4.38%, 09/11/24	400,000	433,768
3.65%, 03/16/25	225,000	246,429
3.93%, 05/07/25 (a)(b)	400,000	434,848
2.85%, 05/07/26 (a)(b)	400,000	423,068
BBVA USA
2.88%, 06/29/22 (a)	250,000	257,279
2.50%, 08/27/24 (a)	250,000	258,758
BNP Paribas S.A.
3.25%, 03/03/23	500,000	535,627
4.25%, 10/15/24	200,000	223,362
BPCE S.A.
4.00%, 04/15/24	250,000	279,316
Canadian Imperial Bank of Commerce
2.55%, 06/16/22	250,000	260,045
0.95%, 06/23/23	500,000	505,867
2.61%, 07/22/23 (a)(b)	150,000	155,949
3.50%, 09/13/23	150,000	163,916
3.10%, 04/02/24	150,000	162,491
2.25%, 01/28/25	150,000	159,322
Capital One Bank USA NA
3.38%, 02/15/23	250,000	264,911
Capital One Financial Corp.
4.75%, 07/15/21	150,000	155,740
3.05%, 03/09/22 (a)	150,000	155,500
3.20%, 01/30/23 (a)	150,000	158,683
2.60%, 05/11/23 (a)	150,000	157,375

87
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.50%, 06/15/23	500,000	536,767
3.90%, 01/29/24 (a)	150,000	164,234
3.75%, 04/24/24 (a)	100,000	109,692
3.30%, 10/30/24 (a)	700,000	762,758
3.20%, 02/05/25 (a)	350,000	381,978
Citibank NA
3.40%, 07/23/21 (a)	250,000	256,403
3.65%, 01/23/24 (a)	500,000	550,280
Citigroup, Inc.
2.35%, 08/02/21	400,000	407,650
2.90%, 12/08/21 (a)	350,000	360,481
4.50%, 01/14/22	500,000	529,002
2.75%, 04/25/22 (a)	400,000	414,460
4.05%, 07/30/22	100,000	106,561
2.70%, 10/27/22 (a)	400,000	418,238
2.31%, 11/04/22 (a)(b)	300,000	306,005
3.14%, 01/24/23 (a)(b)	500,000	517,322
3.50%, 05/15/23	200,000	214,422
2.88%, 07/24/23 (a)(b)	600,000	625,326
3.88%, 10/25/23	400,000	441,244
1.68%, 05/15/24 (a)(b)	250,000	256,710
4.04%, 06/01/24 (a)(b)	150,000	163,292
3.75%, 06/16/24	100,000	111,162
4.00%, 08/05/24	300,000	332,634
3.88%, 03/26/25	200,000	222,640
3.35%, 04/24/25 (a)(b)	400,000	435,212
3.30%, 04/27/25	500,000	555,795
4.40%, 06/10/25	500,000	570,610
3.11%, 04/08/26 (a)(b)	750,000	816,615
Citizens Bank NA
2.65%, 05/26/22 (a)	250,000	258,606
3.70%, 03/29/23 (a)	250,000	268,700
Comerica, Inc.
3.70%, 07/31/23 (a)	200,000	217,064
Cooperatieve Rabobank UA
3.88%, 02/08/22	750,000	788,377
3.95%, 11/09/22	250,000	267,100
2.75%, 01/10/23	500,000	527,702
4.63%, 12/01/23	500,000	557,615
4.38%, 08/04/25	250,000	285,289
Credit Suisse AG
2.10%, 11/12/21	500,000	510,515
2.80%, 04/08/22	300,000	311,515
1.00%, 05/05/23	250,000	254,060
3.63%, 09/09/24	650,000	724,873
2.95%, 04/09/25	300,000	329,724
Credit Suisse AG/New York NY
3.00%, 10/29/21	250,000	257,790
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	500,000	531,192
3.80%, 06/09/23	500,000	540,615
3.75%, 03/26/25	500,000	554,792
Deutsche Bank AG
4.25%, 10/14/21	500,000	517,235
5.00%, 02/14/22	350,000	368,046
3.30%, 11/16/22	200,000	207,523
3.95%, 02/27/23	500,000	528,682
3.70%, 05/30/24	300,000	320,689
3.96%, 11/26/25 (a)(b)	400,000	430,404
Discover Bank
3.20%, 08/09/21 (a)	250,000	255,935
4.20%, 08/08/23	250,000	275,615
2.45%, 09/12/24 (a)	250,000	265,071
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Discover Financial Services
3.95%, 11/06/24 (a)	250,000	274,700
3.75%, 03/04/25 (a)	200,000	218,593
Fifth Third Bancorp
1.63%, 05/05/23 (a)	100,000	102,711
3.65%, 01/25/24 (a)	250,000	273,790
2.38%, 01/28/25 (a)	100,000	106,486
Fifth Third Bank
2.25%, 06/14/21 (a)	250,000	253,484
2.88%, 10/01/21 (a)	200,000	204,944
1.80%, 01/30/23 (a)	250,000	257,694
3.95%, 07/28/25 (a)	250,000	288,121
First Citizens BancShares, Inc.
3.38%, 03/15/30 (a)(b)	50,000	49,539
First Horizon National Corp.
3.55%, 05/26/23 (a)	200,000	210,659
4.00%, 05/26/25 (a)	100,000	108,928
First Republic Bank/CA
1.91%, 02/12/24 (a)(b)	250,000	257,623
FNB Corp/PA
2.20%, 02/24/23 (a)	50,000	50,127
HSBC Holdings PLC
2.65%, 01/05/22	400,000	411,476
4.00%, 03/30/22	450,000	474,365
3.26%, 03/13/23 (a)(b)	400,000	415,556
3.60%, 05/25/23	200,000	215,272
3.03%, 11/22/23 (a)(b)	350,000	367,071
4.25%, 03/14/24	450,000	492,901
3.95%, 05/18/24 (a)(b)	400,000	432,170
3.80%, 03/11/25 (a)(b)	600,000	650,715
4.25%, 08/18/25	350,000	388,050
2.63%, 11/07/25 (a)(b)	400,000	420,408
1.65%, 04/18/26 (a)(b)	625,000	630,431
2.10%, 06/04/26 (a)(b)	350,000	359,264
HSBC USA, Inc.
3.50%, 06/23/24	100,000	109,771
Huntington Bancshares, Inc.
2.30%, 01/14/22 (a)	250,000	256,194
2.63%, 08/06/24 (a)	100,000	107,242
ING Groep N.V.
3.15%, 03/29/22	250,000	260,451
4.10%, 10/02/23	200,000	220,468
3.55%, 04/09/24	200,000	219,284
JPMorgan Chase & Co.
2.40%, 06/07/21 (a)	150,000	152,165
4.35%, 08/15/21	350,000	363,664
4.50%, 01/24/22	450,000	475,825
3.51%, 06/18/22 (a)(b)	200,000	205,059
3.25%, 09/23/22	850,000	900,073
2.97%, 01/15/23 (a)	500,000	517,387
3.20%, 01/25/23	550,000	586,127
3.21%, 04/01/23 (a)(b)	600,000	625,899
2.78%, 04/25/23 (a)(b)	250,000	259,401
3.38%, 05/01/23	400,000	428,590
2.70%, 05/18/23 (a)	500,000	528,507
3.88%, 02/01/24	250,000	277,160
3.56%, 04/23/24 (a)(b)	250,000	268,839
3.63%, 05/13/24	200,000	221,366
1.51%, 06/01/24 (a)(b)	400,000	410,210
3.80%, 07/23/24 (a)(b)	350,000	380,653
3.88%, 09/10/24	600,000	669,090
4.02%, 12/05/24 (a)(b)	550,000	607,527
3.13%, 01/23/25 (a)	550,000	600,957
3.22%, 03/01/25 (a)(b)	300,000	324,414
3.90%, 07/15/25 (a)	500,000	569,035

88
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.30%, 10/15/25 (a)(b)	750,000	792,191
2.01%, 03/13/26 (a)(b)	550,000	575,311
2.08%, 04/22/26 (a)(b)	600,000	630,918
KeyBank NA
3.35%, 06/15/21	250,000	255,960
2.30%, 09/14/22	250,000	259,245
3.38%, 03/07/23	250,000	267,856
1.25%, 03/10/23	250,000	254,855
Lloyds Banking Group PLC
3.10%, 07/06/21	300,000	306,965
3.00%, 01/11/22	200,000	206,741
2.86%, 03/17/23 (a)(b)	200,000	206,636
1.33%, 06/15/23 (a)(b)	400,000	404,010
4.05%, 08/16/23	400,000	437,586
2.91%, 11/07/23 (a)(b)	500,000	523,292
3.90%, 03/12/24	200,000	220,119
4.50%, 11/04/24	200,000	221,092
3.87%, 07/09/25 (a)(b)	500,000	550,435
2.44%, 02/05/26 (a)(b)	400,000	420,694
M&T Bank Corp.
3.55%, 07/26/23 (a)	250,000	272,575
Mitsubishi UFJ Financial Group, Inc.
3.54%, 07/26/21	100,000	102,872
2.19%, 09/13/21	200,000	203,692
3.00%, 02/22/22	250,000	259,343
3.22%, 03/07/22	200,000	208,365
2.62%, 07/18/22	250,000	259,779
2.67%, 07/25/22	500,000	520,090
3.46%, 03/02/23	150,000	160,417
3.76%, 07/26/23	450,000	490,453
3.41%, 03/07/24	650,000	707,788
2.80%, 07/18/24	200,000	214,662
2.19%, 02/25/25	550,000	579,012
1.41%, 07/17/25	400,000	408,108
Mizuho Financial Group, Inc.
2.27%, 09/13/21	200,000	203,858
2.60%, 09/11/22	200,000	208,352
3.55%, 03/05/23	300,000	321,475
2.72%, 07/16/23 (a)(b)	200,000	207,567
1.24%, 07/10/24 (a)(b)	250,000	253,158
3.92%, 09/11/24 (a)(b)	200,000	217,507
2.84%, 07/16/25 (a)(b)	200,000	212,982
2.23%, 05/25/26 (a)(b)	250,000	261,360
Morgan Stanley
5.50%, 07/28/21	300,000	313,915
2.63%, 11/17/21	500,000	513,395
2.75%, 05/19/22	850,000	883,107
4.88%, 11/01/22	400,000	435,354
3.13%, 01/23/23	500,000	530,385
3.75%, 02/25/23	500,000	539,952
4.10%, 05/22/23	300,000	326,821
3.74%, 04/24/24 (a)(b)	700,000	757,214
3.88%, 04/29/24	450,000	500,661
3.70%, 10/23/24	650,000	726,479
2.72%, 07/22/25 (a)(b)	250,000	267,699
4.00%, 07/23/25	750,000	859,819
2.19%, 04/28/26 (a)(b)	500,000	527,427
MUFG Union Bank NA
3.15%, 04/01/22 (a)	250,000	260,793
National Australia Bank Ltd.
1.88%, 07/12/21	250,000	253,391
3.70%, 11/04/21	250,000	259,909
2.50%, 05/22/22	250,000	259,369
2.88%, 04/12/23	300,000	318,666
3.63%, 06/20/23	250,000	271,955
Security Rate, Maturity Date	Face Amount ($)	Value ($)
National Bank of Canada
2.10%, 02/01/23	250,000	259,026
0.90%, 08/15/23 (a)(b)	250,000	251,553
Natwest Group PLC
6.13%, 12/15/22	400,000	439,030
3.50%, 05/15/23 (a)(b)	400,000	417,476
6.10%, 06/10/23	350,000	388,871
3.88%, 09/12/23	400,000	434,116
6.00%, 12/19/23	400,000	451,030
2.36%, 05/22/24 (a)(b)	200,000	207,175
5.13%, 05/28/24	400,000	442,370
4.52%, 06/25/24 (a)(b)	200,000	218,257
4.27%, 03/22/25 (a)(b)	600,000	659,523
3.75%, 11/01/29 (a)(b)	200,000	210,903
Northern Trust Corp.
3.38%, 08/23/21	150,000	154,658
People's United Financial, Inc.
3.65%, 12/06/22 (a)	100,000	106,211
PNC Bank NA
2.63%, 02/17/22 (a)	300,000	309,517
2.45%, 07/28/22 (a)	250,000	259,798
2.70%, 11/01/22 (a)	250,000	261,675
2.03%, 12/09/22 (a)(b)	300,000	306,246
2.95%, 01/30/23 (a)	250,000	263,906
3.50%, 06/08/23 (a)	250,000	270,325
2.95%, 02/23/25 (a)	250,000	274,975
Regions Financial Corp.
2.75%, 08/14/22 (a)	250,000	260,554
3.80%, 08/14/23 (a)	150,000	163,736
2.25%, 05/18/25 (a)	200,000	212,592
Royal Bank of Canada
2.75%, 02/01/22	500,000	517,632
2.80%, 04/29/22	250,000	260,148
1.95%, 01/17/23	200,000	207,340
3.70%, 10/05/23	325,000	356,962
2.55%, 07/16/24	250,000	268,890
2.25%, 11/01/24	200,000	213,054
1.15%, 06/10/25	300,000	305,738
Santander Holdings USA, Inc.
3.70%, 03/28/22 (a)	261,000	271,321
3.40%, 01/18/23 (a)	100,000	104,943
3.50%, 06/07/24 (a)	100,000	107,607
3.45%, 06/02/25 (a)	100,000	107,874
4.50%, 07/17/25 (a)	500,000	555,962
Santander UK Group Holdings PLC
2.88%, 08/05/21	200,000	204,552
3.57%, 01/10/23 (a)	200,000	207,090
3.37%, 01/05/24 (a)(b)	250,000	262,789
4.80%, 11/15/24 (a)(b)	200,000	222,525
1.53%, 08/21/26 (a)(b)	400,000	400,606
Santander UK PLC
2.10%, 01/13/23	400,000	414,300
4.00%, 03/13/24	200,000	222,366
2.88%, 06/18/24	200,000	216,481
Skandinaviska Enskilda Banken AB
1.88%, 09/13/21	250,000	254,293
State Street Corp.
3.10%, 05/15/23	250,000	267,896
3.70%, 11/20/23	350,000	386,995
3.78%, 12/03/24 (a)(b)	100,000	110,290
3.30%, 12/16/24	200,000	223,540
2.35%, 11/01/25 (a)(b)	450,000	480,346
2.90%, 03/30/26 (a)(b)(c)	150,000	164,088

89
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sumitomo Mitsui Banking Corp.
3.95%, 07/19/23	250,000	273,750
3.40%, 07/11/24	250,000	274,045
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	150,000	152,270
2.44%, 10/19/21	500,000	511,247
2.78%, 07/12/22	450,000	468,927
2.78%, 10/18/22	150,000	157,155
3.10%, 01/17/23	250,000	265,385
3.75%, 07/19/23	200,000	217,915
2.70%, 07/16/24	400,000	428,074
2.45%, 09/27/24	200,000	212,876
2.35%, 01/15/25	400,000	424,616
1.47%, 07/08/25	300,000	307,246
SVB Financial Group
3.50%, 01/29/25	100,000	107,983
Svenska Handelsbanken AB
1.88%, 09/07/21	250,000	254,075
3.90%, 11/20/23	500,000	554,645
Synchrony Bank
3.00%, 06/15/22 (a)	250,000	258,515
Synchrony Financial
3.75%, 08/15/21 (a)	100,000	102,205
2.85%, 07/25/22 (a)	600,000	621,480
4.38%, 03/19/24 (a)	75,000	80,834
4.25%, 08/15/24 (a)	150,000	161,729
4.50%, 07/23/25 (a)	250,000	273,201
The Bank of New York Mellon Corp.
2.60%, 02/07/22 (a)	250,000	257,821
1.95%, 08/23/22	200,000	206,661
1.85%, 01/27/23 (a)	100,000	103,490
2.95%, 01/29/23 (a)	150,000	158,946
3.50%, 04/28/23	150,000	162,972
2.66%, 05/16/23 (a)(b)	200,000	207,535
3.45%, 08/11/23	250,000	272,925
2.20%, 08/16/23 (a)	350,000	367,325
3.65%, 02/04/24 (a)	150,000	165,650
3.25%, 09/11/24 (a)	100,000	110,515
2.10%, 10/24/24	400,000	426,666
3.00%, 02/24/25 (a)	200,000	221,216
1.60%, 04/24/25 (a)	200,000	208,786
The Bank of Nova Scotia
2.80%, 07/21/21	150,000	153,446
2.70%, 03/07/22	500,000	518,510
2.38%, 01/18/23	150,000	156,769
1.95%, 02/01/23	300,000	310,903
1.63%, 05/01/23	300,000	308,931
3.40%, 02/11/24	250,000	273,413
2.20%, 02/03/25	200,000	212,621
1.30%, 06/11/25	200,000	204,769
The Goldman Sachs Group, Inc.
5.25%, 07/27/21	650,000	678,886
2.35%, 11/15/21 (a)	350,000	351,393
5.75%, 01/24/22	905,000	971,617
3.00%, 04/26/22 (a)	650,000	660,601
2.88%, 10/31/22 (a)(b)	500,000	513,110
3.63%, 01/22/23	750,000	805,335
3.20%, 02/23/23 (a)	250,000	266,171
2.91%, 06/05/23 (a)(b)	300,000	311,784
2.91%, 07/24/23 (a)(b)	300,000	312,958
3.63%, 02/20/24 (a)	350,000	382,424
4.00%, 03/03/24	600,000	664,806
3.85%, 07/08/24 (a)	450,000	497,623
3.50%, 01/23/25 (a)	325,000	357,833
3.50%, 04/01/25 (a)	600,000	665,550
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.75%, 05/22/25 (a)	500,000	560,562
3.27%, 09/29/25 (a)(b)	550,000	599,387
The Huntington National Bank
2.50%, 08/07/22 (a)	250,000	259,758
3.55%, 10/06/23 (a)	250,000	272,945
The PNC Financial Services Group, Inc.
3.30%, 03/08/22 (a)	200,000	208,491
2.85%, 11/09/22	250,000	263,214
3.50%, 01/23/24 (a)	200,000	219,363
3.90%, 04/29/24 (a)	100,000	111,097
2.20%, 11/01/24 (a)	200,000	213,137
The Toronto-Dominion Bank
3.25%, 06/11/21	250,000	255,938
1.80%, 07/13/21	150,000	152,062
1.90%, 12/01/22	250,000	258,629
0.75%, 06/12/23	350,000	354,090
3.50%, 07/19/23	400,000	436,836
3.25%, 03/11/24	150,000	163,991
2.65%, 06/12/24	300,000	323,032
1.15%, 06/12/25	250,000	255,813
Truist Bank
2.63%, 01/15/22 (a)	200,000	205,958
2.80%, 05/17/22 (a)	200,000	208,175
1.25%, 03/09/23 (a)	400,000	408,098
3.20%, 04/01/24 (a)	200,000	218,681
3.69%, 08/02/24 (a)(b)	100,000	108,895
2.15%, 12/06/24 (a)	250,000	265,574
1.50%, 03/10/25 (a)	250,000	259,104
2.64%, 09/17/29 (a)(b)	250,000	258,701
Truist Financial Corp.
3.20%, 09/03/21 (a)	250,000	256,720
2.70%, 01/27/22 (a)	250,000	257,769
3.95%, 03/22/22 (a)	350,000	367,598
3.05%, 06/20/22 (a)	400,000	418,046
2.20%, 03/16/23 (a)	150,000	156,662
3.75%, 12/06/23 (a)	200,000	220,473
2.50%, 08/01/24 (a)	200,000	213,847
2.85%, 10/26/24 (a)	150,000	164,075
4.00%, 05/01/25 (a)	500,000	571,575
US Bancorp
2.63%, 01/24/22 (a)	150,000	154,577
3.00%, 03/15/22 (a)	150,000	156,078
2.95%, 07/15/22 (a)	150,000	157,079
3.70%, 01/30/24 (a)	400,000	442,632
3.38%, 02/05/24 (a)	250,000	273,610
2.40%, 07/30/24 (a)	350,000	374,519
3.60%, 09/11/24 (a)	100,000	111,357
1.45%, 05/12/25 (a)	200,000	207,790
US Bank NA
2.80%, 01/27/25 (a)	250,000	274,050
US Bank NA/Cincinnati OH
3.45%, 11/16/21 (a)	250,000	258,945
1.80%, 01/21/22 (a)	250,000	255,598
1.95%, 01/09/23 (a)	250,000	259,168
3.40%, 07/24/23 (a)	250,000	271,810
2.05%, 01/21/25 (a)	250,000	265,244
Wells Fargo & Co.
2.10%, 07/26/21	428,000	434,842
3.50%, 03/08/22	400,000	418,418
2.63%, 07/22/22	900,000	936,103
3.07%, 01/24/23 (a)	750,000	776,317
3.45%, 02/13/23	500,000	531,772
4.13%, 08/15/23	200,000	218,961
4.48%, 01/16/24	100,000	111,584
3.75%, 01/24/24 (a)	400,000	437,396
1.65%, 06/02/24 (a)(b)	600,000	613,857

90
Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.30%, 09/09/24	300,000	329,436
3.00%, 02/19/25	350,000	380,359
2.41%, 10/30/25 (a)(b)	550,000	579,865
2.16%, 02/11/26 (a)(b)	400,000	417,622
2.19%, 04/30/26 (a)(b)	950,000	994,954
Wells Fargo Bank NA
3.63%, 10/22/21 (a)	500,000	517,350
2.08%, 09/09/22 (a)(b)	500,000	507,907
3.55%, 08/14/23 (a)	550,000	597,833
Westpac Banking Corp.
2.00%, 08/19/21	150,000	152,536
2.50%, 06/28/22	200,000	207,929
2.75%, 01/11/23	500,000	527,162
3.65%, 05/15/23	500,000	542,670
3.30%, 02/26/24	150,000	163,538
2.35%, 02/19/25	200,000	214,085
2.89%, 02/04/30 (a)(b)	200,000	207,209
		146,095,577
Brokerage/Asset Managers/Exchanges 0.3%
Affiliated Managers Group, Inc.
4.25%, 02/15/24	100,000	110,362
Ameriprise Financial, Inc.
3.00%, 03/22/22	100,000	103,971
4.00%, 10/15/23	150,000	166,734
3.00%, 04/02/25 (a)	100,000	109,695
BGC Partners, Inc.
3.75%, 10/01/24 (a)	100,000	100,141
4.38%, 12/15/25 (a)(c)	150,000	151,702
BlackRock, Inc.
3.38%, 06/01/22	250,000	263,095
3.50%, 03/18/24	100,000	110,578
Brookfield Asset Management, Inc.
4.00%, 01/15/25 (a)	100,000	111,924
Brookfield Finance, Inc.
4.00%, 04/01/24 (a)	100,000	110,497
Charles Schwab Corp.
2.65%, 01/25/23 (a)(d)	75,000	79,061
3.55%, 02/01/24 (a)(d)	100,000	109,804
4.20%, 03/24/25 (a)(d)	200,000	232,365
3.85%, 05/21/25 (a)(d)	150,000	171,406
CME Group, Inc.
3.00%, 03/15/25 (a)	400,000	439,132
E*TRADE Financial Corp.
2.95%, 08/24/22 (a)	100,000	104,538
Eaton Vance Corp.
3.63%, 06/15/23	100,000	107,144
Franklin Resources, Inc.
2.85%, 03/30/25	100,000	109,704
Intercontinental Exchange, Inc.
2.35%, 09/15/22 (a)	100,000	103,628
0.70%, 06/15/23	300,000	302,311
3.45%, 09/21/23 (a)	200,000	217,047
4.00%, 10/15/23	100,000	110,557
Invesco Finance PLC
3.13%, 11/30/22	100,000	105,895
4.00%, 01/30/24	100,000	109,833
Jefferies Financial Group, Inc.
5.50%, 10/18/23 (a)	100,000	110,378
Jefferies Group LLC
5.13%, 01/20/23	100,000	109,702
Lazard Group LLC
3.75%, 02/13/25	100,000	108,149
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Nasdaq, Inc.
4.25%, 06/01/24 (a)	50,000	55,997
Nomura Holdings, Inc.
2.65%, 01/16/25	200,000	210,986
1.85%, 07/16/25	400,000	408,368
Stifel Financial Corp.
4.25%, 07/18/24	100,000	110,651
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (a)	100,000	103,778
3.63%, 04/01/25 (a)	150,000	168,864
		5,027,997
Finance Companies 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
5.00%, 10/01/21	150,000	154,603
3.95%, 02/01/22 (a)	500,000	506,710
3.50%, 05/26/22 (a)	250,000	252,246
3.30%, 01/23/23 (a)	150,000	150,093
4.13%, 07/03/23 (a)	200,000	203,215
4.50%, 09/15/23 (a)	250,000	257,645
4.88%, 01/16/24 (a)	150,000	154,600
2.88%, 08/14/24 (a)	150,000	144,256
3.50%, 01/15/25 (a)	150,000	145,827
6.50%, 07/15/25 (a)	350,000	380,382
Air Lease Corp.
2.63%, 07/01/22 (a)	155,000	156,292
2.25%, 01/15/23	100,000	100,596
2.75%, 01/15/23 (a)	350,000	353,734
3.00%, 09/15/23 (a)	100,000	101,297
4.25%, 02/01/24 (a)	100,000	104,692
4.25%, 09/15/24 (a)	100,000	104,374
2.30%, 02/01/25 (a)	200,000	195,647
3.25%, 03/01/25 (a)	200,000	203,677
3.38%, 07/01/25 (a)	125,000	127,474
2.88%, 01/15/26 (a)	100,000	99,119
Aircastle Ltd.
4.40%, 09/25/23 (a)	150,000	148,631
4.13%, 05/01/24 (a)	300,000	291,226
Ares Capital Corp.
3.50%, 02/10/23 (a)	75,000	77,080
4.20%, 06/10/24 (a)	150,000	155,578
4.25%, 03/01/25 (a)	100,000	103,452
3.25%, 07/15/25 (a)	300,000	300,331
FS KKR Capital Corp.
4.75%, 05/15/22 (a)	100,000	102,254
4.63%, 07/15/24 (a)	100,000	100,565
4.13%, 02/01/25 (a)	50,000	49,705
GATX Corp.
4.85%, 06/01/21	100,000	103,163
4.35%, 02/15/24 (a)	100,000	110,546
GE Capital Funding LLC
3.45%, 05/15/25 (a)(c)	400,000	424,448
Goldman Sachs BDC, Inc.
3.75%, 02/10/25 (a)	50,000	52,587
International Lease Finance Corp.
5.88%, 08/15/22	90,000	97,573
Main Street Capital Corp.
5.20%, 05/01/24	50,000	52,049
Oaktree Specialty Lending Corp.
3.50%, 02/25/25 (a)	50,000	50,456
Owl Rock Capital Corp.
5.25%, 04/15/24 (a)	250,000	266,177
4.00%, 03/30/25 (a)	50,000	50,555
		6,432,855

91
Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Financial Other 0.1%
Blackstone/GSO Secured Lending Fund
3.65%, 07/14/23 (c)	200,000	201,838
CME Group, Inc.
3.00%, 09/15/22	250,000	263,630
ORIX Corp.
2.90%, 07/18/22	80,000	83,189
4.05%, 01/16/24	150,000	164,820
		713,477
Insurance 0.8%
Aetna, Inc.
2.75%, 11/15/22 (a)	300,000	313,212
2.80%, 06/15/23 (a)	100,000	105,779
3.50%, 11/15/24 (a)	150,000	165,420
Aflac, Inc.
3.63%, 06/15/23	150,000	163,359
3.63%, 11/15/24	150,000	169,408
American International Group, Inc.
4.88%, 06/01/22	200,000	215,254
4.13%, 02/15/24	400,000	446,104
2.50%, 06/30/25 (a)	150,000	160,680
3.75%, 07/10/25 (a)	500,000	562,550
Anthem, Inc.
3.70%, 08/15/21 (a)	200,000	204,747
3.13%, 05/15/22	300,000	313,720
3.30%, 01/15/23	200,000	213,511
3.50%, 08/15/24 (a)	100,000	110,157
3.35%, 12/01/24 (a)	100,000	110,627
2.38%, 01/15/25 (a)	200,000	213,581
Aon PLC
4.00%, 11/27/23 (a)	100,000	109,691
3.50%, 06/14/24 (a)	150,000	164,938
Aspen Insurance Holdings Ltd.
4.65%, 11/15/23	100,000	109,135
Assured Guaranty US Holdings, Inc.
5.00%, 07/01/24	300,000	338,470
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	350,000	366,054
Berkshire Hathaway, Inc.
3.75%, 08/15/21	150,000	155,123
3.00%, 02/11/23	100,000	106,623
2.75%, 03/15/23 (a)	350,000	370,001
Brown & Brown, Inc.
4.20%, 09/15/24 (a)	100,000	110,923
Chubb INA Holdings, Inc.
2.88%, 11/03/22 (a)	100,000	104,825
2.70%, 03/13/23	150,000	158,518
3.35%, 05/15/24	100,000	110,270
3.15%, 03/15/25	650,000	724,727
CNA Financial Corp.
3.95%, 05/15/24 (a)	100,000	110,756
Equitable Holdings, Inc.
3.90%, 04/20/23 (a)	100,000	107,778
Fidelity National Financial, Inc.
5.50%, 09/01/22	100,000	109,064
Globe Life, Inc.
3.80%, 09/15/22	100,000	106,643
Humana, Inc.
2.90%, 12/15/22 (a)	50,000	52,574
3.85%, 10/01/24 (a)	100,000	110,885
4.50%, 04/01/25 (a)	250,000	289,064
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Lincoln National Corp.
4.00%, 09/01/23	150,000	164,397
Loews Corp.
2.63%, 05/15/23 (a)	150,000	158,168
Markel Corp.
4.90%, 07/01/22	100,000	107,457
Marsh & McLennan Cos., Inc.
4.80%, 07/15/21 (a)	150,000	154,157
3.30%, 03/14/23 (a)	100,000	106,381
3.88%, 03/15/24 (a)	250,000	277,464
3.50%, 06/03/24 (a)	100,000	109,949
3.50%, 03/10/25 (a)	150,000	166,673
MetLife, Inc.
3.05%, 12/15/22	150,000	159,325
4.37%, 09/15/23	300,000	335,388
3.60%, 04/10/24	150,000	166,950
Principal Financial Group, Inc.
3.30%, 09/15/22	100,000	105,409
Prudential Financial, Inc.
3.50%, 05/15/24	250,000	278,249
5.88%, 09/15/42 (a)(b)	100,000	106,884
5.63%, 06/15/43 (a)(b)	150,000	161,306
5.20%, 03/15/44 (a)(b)	100,000	106,258
5.38%, 05/15/45 (a)(b)	200,000	219,272
Reinsurance Group of America, Inc.
4.70%, 09/15/23	100,000	111,303
The Allstate Corp.
3.15%, 06/15/23	250,000	269,472
5.75%, 08/15/53 (a)(b)	75,000	80,709
The Progressive Corp.
3.75%, 08/23/21	100,000	103,417
UnitedHealth Group, Inc.
2.88%, 12/15/21	150,000	155,101
3.35%, 07/15/22	300,000	317,053
2.38%, 10/15/22	100,000	104,379
2.75%, 02/15/23 (a)	250,000	263,204
2.88%, 03/15/23	300,000	318,633
3.50%, 06/15/23	100,000	108,634
3.50%, 02/15/24	297,000	327,395
2.38%, 08/15/24	100,000	107,110
3.75%, 07/15/25	500,000	572,242
Unum Group
4.00%, 03/15/24	70,000	75,833
4.50%, 03/15/25 (a)	150,000	167,067
Voya Financial, Inc.
5.65%, 05/15/53 (a)(b)	300,000	314,593
W R Berkley Corp.
4.63%, 03/15/22	100,000	105,830
Willis North America, Inc.
3.60%, 05/15/24 (a)	100,000	109,598
XLIT Ltd.
4.45%, 03/31/25	100,000	112,735
		13,892,166
REITs 0.6%
Alexandria Real Estate Equities, Inc.
4.00%, 01/15/24 (a)	200,000	221,152
3.45%, 04/30/25 (a)	200,000	223,085
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (a)	100,000	104,977
4.13%, 07/01/24 (a)	150,000	162,457

92
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
AvalonBay Communities, Inc.
2.95%, 09/15/22 (a)	100,000	104,356
3.50%, 11/15/24 (a)	100,000	110,843
3.45%, 06/01/25 (a)	200,000	224,470
Boston Properties LP
3.85%, 02/01/23 (a)	250,000	267,211
3.13%, 09/01/23 (a)	200,000	212,094
3.80%, 02/01/24 (a)	150,000	163,235
Brixmor Operating Partnership LP
3.25%, 09/15/23 (a)	100,000	103,850
3.65%, 06/15/24 (a)	100,000	105,012
3.85%, 02/01/25 (a)	100,000	106,101
Corporate Office Properties LP
3.70%, 06/15/21 (a)	100,000	101,271
3.60%, 05/15/23 (a)	200,000	207,224
CyrusOne LP/CyrusOne Finance Corp.
2.90%, 11/15/24 (a)	100,000	106,847
Digital Realty Trust LP
2.75%, 02/01/23 (a)	200,000	209,807
EPR Properties
4.50%, 04/01/25 (a)	200,000	193,737
ERP Operating LP
4.63%, 12/15/21 (a)	200,000	208,604
3.00%, 04/15/23 (a)	150,000	158,430
Essex Portfolio LP
3.63%, 08/15/22 (a)	100,000	105,245
3.88%, 05/01/24 (a)	100,000	109,795
Federal Realty Investment Trust
3.95%, 01/15/24 (a)	75,000	81,531
Healthpeak Properties, Inc.
4.25%, 11/15/23 (a)	100,000	109,817
4.20%, 03/01/24 (a)	300,000	330,754
3.88%, 08/15/24 (a)	200,000	223,168
3.40%, 02/01/25 (a)	100,000	110,895
Host Hotels & Resorts LP
3.75%, 10/15/23 (a)	150,000	155,824
3.88%, 04/01/24 (a)	100,000	104,158
4.50%, 02/01/26 (a)	100,000	107,198
Kilroy Realty LP
3.45%, 12/15/24 (a)	100,000	105,839
Kimco Realty Corp.
3.40%, 11/01/22 (a)	75,000	79,348
3.30%, 02/01/25 (a)	200,000	215,794
Mid-America Apartments LP
4.30%, 10/15/23 (a)	100,000	109,603
National Retail Properties, Inc.
3.90%, 06/15/24 (a)	100,000	108,993
Office Properties Income Trust
4.00%, 07/15/22 (a)	175,000	175,024
4.25%, 05/15/24 (a)	100,000	102,173
Omega Healthcare Investors, Inc.
4.38%, 08/01/23 (a)	200,000	214,895
4.50%, 01/15/25 (a)	100,000	105,036
Piedmont Operating Partnership LP
3.40%, 06/01/23 (a)	100,000	103,120
Prologis LP
4.25%, 08/15/23 (a)	150,000	167,400
Public Storage
2.37%, 09/15/22 (a)	100,000	104,000
Realty Income Corp.
3.25%, 10/15/22 (a)	250,000	263,085
4.65%, 08/01/23 (a)	350,000	389,317
3.88%, 04/15/25 (a)	250,000	283,489
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sabra Health Care LP
4.80%, 06/01/24 (a)	100,000	104,466
Simon Property Group LP
2.35%, 01/30/22 (a)	150,000	153,061
2.75%, 02/01/23 (a)	100,000	104,157
2.75%, 06/01/23 (a)	250,000	261,979
3.75%, 02/01/24 (a)	100,000	108,510
2.00%, 09/13/24 (a)	100,000	103,510
3.38%, 10/01/24 (a)	300,000	325,717
3.50%, 09/01/25 (a)	150,000	165,136
SITE Centers Corp.
3.63%, 02/01/25 (a)	50,000	51,293
SL Green Operating Partnership LP
3.25%, 10/15/22 (a)	200,000	204,305
Ventas Realty LP
3.13%, 06/15/23 (a)	150,000	156,681
3.50%, 04/15/24 (a)	100,000	107,132
3.75%, 05/01/24 (a)	100,000	107,173
3.50%, 02/01/25 (a)	100,000	107,853
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (a)	200,000	207,584
VEREIT Operating Partnership LP
4.60%, 02/06/24 (a)	100,000	107,749
Vornado Realty LP
3.50%, 01/15/25 (a)	100,000	103,816
Welltower, Inc.
3.95%, 09/01/23 (a)	150,000	162,502
4.50%, 01/15/24 (a)	300,000	329,982
3.63%, 03/15/24 (a)	250,000	271,179
WP Carey, Inc.
4.00%, 02/01/25 (a)	150,000	163,927
		10,667,976
		182,830,048

Industrial 14.1%
Basic Industry 0.6%
Air Products & Chemicals, Inc.
2.75%, 02/03/23	79,000	83,351
3.35%, 07/31/24 (a)	100,000	109,897
Albemarle Corp.
4.15%, 12/01/24 (a)	100,000	108,854
BHP Billiton Finance (USA) Ltd.
3.25%, 11/21/21	100,000	103,412
2.88%, 02/24/22	150,000	155,275
3.85%, 09/30/23	200,000	220,951
Celanese US Holdings LLC
5.88%, 06/15/21	100,000	103,878
3.50%, 05/08/24 (a)	100,000	107,297
Domtar Corp.
4.40%, 04/01/22 (a)	250,000	257,855
DuPont de Nemours, Inc.
2.17%, 05/01/23	650,000	663,211
4.21%, 11/15/23 (a)	300,000	331,710
Eastman Chemical Co.
3.50%, 12/01/21	150,000	155,292
3.80%, 03/15/25 (a)	200,000	221,681
Ecolab, Inc.
4.35%, 12/08/21	150,000	157,213
2.38%, 08/10/22 (a)	100,000	103,790
3.25%, 01/14/23 (a)	100,000	106,144
EI du Pont de Nemours & Co.
1.70%, 07/15/25 (a)	100,000	104,175

93
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fibria Overseas Finance Ltd
5.25%, 05/12/24	100,000	109,229
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (a)	200,000	210,648
FMC Corp.
4.10%, 02/01/24 (a)	100,000	109,187
Huntsman International LLC
5.13%, 11/15/22 (a)	200,000	215,018
International Paper Co.
3.65%, 06/15/24 (a)	350,000	387,425
Kinross Gold Corp.
5.95%, 03/15/24 (a)	350,000	401,765
LYB International Finance BV
4.00%, 07/15/23	450,000	490,329
LyondellBasell Industries N.V.
6.00%, 11/15/21 (a)	200,000	210,355
Newmont Corp.
3.63%, 06/09/21 (a)	100,000	101,913
3.50%, 03/15/22 (a)	150,000	155,948
3.70%, 03/15/23 (a)	27,000	28,678
Nucor Corp.
4.13%, 09/15/22 (a)	50,000	53,374
4.00%, 08/01/23 (a)	100,000	109,257
2.00%, 06/01/25 (a)	200,000	209,995
Nutrien Ltd.
3.15%, 10/01/22 (a)	200,000	209,528
1.90%, 05/13/23	200,000	206,992
3.50%, 06/01/23 (a)	250,000	267,604
3.38%, 03/15/25 (a)	100,000	110,789
3.00%, 04/01/25 (a)	100,000	108,701
Packaging Corp. of America
4.50%, 11/01/23 (a)	100,000	110,856
3.65%, 09/15/24 (a)	100,000	109,410
PPG Industries, Inc.
2.40%, 08/15/24 (a)	100,000	106,590
Praxair, Inc.
2.45%, 02/15/22 (a)	100,000	102,530
2.20%, 08/15/22 (a)	100,000	103,160
2.70%, 02/21/23 (a)	100,000	104,912
2.65%, 02/05/25 (a)	200,000	216,638
Rio Tinto Finance (USA) Ltd.
3.75%, 06/15/25 (a)	250,000	283,381
RPM International, Inc.
3.45%, 11/15/22 (a)	100,000	104,226
Steel Dynamics, Inc.
2.80%, 12/15/24 (a)	300,000	318,630
2.40%, 06/15/25 (a)	100,000	105,291
The Dow Chemical Co.
3.15%, 05/15/24 (a)	100,000	108,273
3.50%, 10/01/24 (a)	200,000	219,412
The Mosaic Co.
3.75%, 11/15/21 (a)	100,000	102,416
3.25%, 11/15/22 (a)	250,000	261,294
4.25%, 11/15/23 (a)	200,000	217,256
The Sherwin-Williams Co.
3.13%, 06/01/24 (a)	100,000	108,873
Weyerhaeuser Co.
3.25%, 03/15/23 (a)	100,000	106,935
4.63%, 09/15/23	100,000	111,333
WRKCo, Inc.
3.00%, 09/15/24 (a)	100,000	107,913
3.75%, 03/15/25 (a)	100,000	112,086
		9,912,136
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Capital Goods 1.5%
3M Co.
2.75%, 03/01/22 (a)	200,000	207,094
1.75%, 02/14/23 (a)	100,000	103,379
2.25%, 03/15/23 (a)	150,000	157,014
3.25%, 02/14/24 (a)	350,000	382,202
2.00%, 02/14/25 (a)	100,000	106,136
2.65%, 04/15/25 (a)	100,000	108,909
ABB Finance USA, Inc.
2.88%, 05/08/22	300,000	312,219
3.38%, 04/03/23 (a)	125,000	133,765
Allegion US Holding Co., Inc.
3.20%, 10/01/24 (a)	100,000	106,409
Amphenol Corp.
3.20%, 04/01/24 (a)	100,000	108,183
Carlisle Cos., Inc.
3.50%, 12/01/24 (a)	100,000	109,466
Carrier Global Corp.
1.92%, 02/15/23 (a)(c)	100,000	102,877
2.24%, 02/15/25 (a)(c)	700,000	734,191
Caterpillar Financial Services Corp.
1.70%, 08/09/21	100,000	101,391
3.15%, 09/07/21	250,000	257,329
1.93%, 10/01/21	100,000	101,756
2.95%, 02/26/22	200,000	207,856
0.95%, 05/13/22	300,000	303,045
2.40%, 06/06/22	100,000	103,660
2.55%, 11/29/22	125,000	131,098
3.45%, 05/15/23	150,000	162,454
0.65%, 07/07/23	450,000	453,337
3.75%, 11/24/23	100,000	110,649
3.65%, 12/07/23	100,000	110,356
2.85%, 05/17/24	100,000	108,285
3.30%, 06/09/24	100,000	110,048
2.15%, 11/08/24	200,000	212,869
3.25%, 12/01/24	100,000	110,723
1.45%, 05/15/25	200,000	207,359
Caterpillar, Inc.
3.40%, 05/15/24 (a)	100,000	109,884
CNH Industrial Capital LLC
4.38%, 04/05/22	100,000	105,092
1.95%, 07/02/23	250,000	254,132
4.20%, 01/15/24	50,000	54,165
CNH Industrial N.V.
4.50%, 08/15/23	100,000	107,585
Deere & Co.
2.60%, 06/08/22 (a)	200,000	207,265
2.75%, 04/15/25 (a)	250,000	273,630
Eaton Corp.
2.75%, 11/02/22	350,000	367,785
Emerson Electric Co.
2.63%, 12/01/21 (a)	150,000	154,224
2.63%, 02/15/23 (a)	200,000	210,731
Flowserve Corp.
3.50%, 09/15/22 (a)	100,000	104,856
Fortive Corp.
2.35%, 06/15/21 (a)	150,000	151,978
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23 (a)	350,000	385,213
General Dynamics Corp.
2.25%, 11/15/22 (a)	200,000	207,563
3.38%, 05/15/23 (a)	300,000	323,121
1.88%, 08/15/23 (a)	200,000	208,336
3.25%, 04/01/25 (a)	325,000	361,691

94
Schwab Taxable Bond Funds  |  Annual Report
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Electric Co.
3.15%, 09/07/22	500,000	524,770
3.10%, 01/09/23	150,000	158,298
3.45%, 05/15/24 (a)	450,000	484,112
Honeywell International, Inc.
1.85%, 11/01/21 (a)	350,000	356,046
2.15%, 08/08/22 (a)	100,000	103,400
0.48%, 08/19/22 (a)	350,000	350,721
3.35%, 12/01/23	50,000	54,721
2.30%, 08/15/24 (a)	150,000	160,226
1.35%, 06/01/25 (a)	300,000	309,430
Howmet Aerospace, Inc.
5.13%, 10/01/24 (a)	250,000	268,762
6.88%, 05/01/25 (a)	300,000	341,310
Illinois Tool Works, Inc.
3.50%, 03/01/24 (a)	150,000	164,177
John Deere Capital Corp.
3.13%, 09/10/21	200,000	205,939
2.65%, 01/06/22	100,000	103,210
3.20%, 01/10/22	100,000	103,934
2.75%, 03/15/22	100,000	103,824
0.55%, 07/05/22	250,000	251,120
2.15%, 09/08/22	250,000	259,550
2.70%, 01/06/23	250,000	264,150
2.80%, 03/06/23	150,000	159,528
1.20%, 04/06/23	100,000	102,226
3.45%, 06/07/23	350,000	379,498
3.65%, 10/12/23	100,000	109,927
2.60%, 03/07/24	150,000	160,724
2.65%, 06/24/24	100,000	107,926
2.05%, 01/09/25	100,000	106,230
Johnson Controls International PLC
3.63%, 07/02/24 (a)	100,000	108,494
L3Harris Technologies, Inc.
3.85%, 06/15/23 (a)	100,000	108,691
3.83%, 04/27/25 (a)	200,000	225,233
Lennox International, Inc.
1.35%, 08/01/25 (a)	250,000	252,546
Lockheed Martin Corp.
3.35%, 09/15/21	66,000	68,120
3.10%, 01/15/23 (a)	200,000	212,049
2.90%, 03/01/25 (a)	100,000	109,558
Martin Marietta Materials, Inc.
4.25%, 07/02/24 (a)	150,000	166,663
Masco Corp.
5.95%, 03/15/22	100,000	107,901
4.45%, 04/01/25 (a)	150,000	173,231
Mohawk Industries, Inc.
3.85%, 02/01/23 (a)	200,000	212,951
Northrop Grumman Corp.
2.55%, 10/15/22 (a)	250,000	261,281
3.25%, 08/01/23	150,000	162,475
2.93%, 01/15/25 (a)	500,000	546,370
Otis Worldwide Corp.
2.06%, 04/05/25 (a)(c)	200,000	211,430
Parker-Hannifin Corp.
3.50%, 09/15/22	50,000	52,798
2.70%, 06/14/24 (a)	100,000	107,376
3.30%, 11/21/24 (a)	50,000	54,978
Precision Castparts Corp.
2.50%, 01/15/23 (a)	100,000	104,697
3.25%, 06/15/25 (a)	250,000	279,601
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Raytheon Technologies Corp.
2.80%, 03/15/22 (a)(c)	350,000	362,003
2.50%, 12/15/22 (a)(c)	200,000	208,283
3.20%, 03/15/24 (a)(c)	100,000	108,135
3.95%, 08/16/25 (a)	350,000	400,669
Republic Services, Inc.
5.25%, 11/15/21	100,000	105,701
3.55%, 06/01/22 (a)	200,000	209,364
4.75%, 05/15/23 (a)	200,000	220,739
2.50%, 08/15/24 (a)	400,000	427,580
3.20%, 03/15/25 (a)	100,000	110,114
Rockwell Automation, Inc.
2.88%, 03/01/25 (a)	100,000	108,595
Roper Technologies, Inc.
2.80%, 12/15/21 (a)	200,000	205,639
0.45%, 08/15/22 (e)	250,000	250,185
3.65%, 09/15/23 (a)	300,000	327,064
2.35%, 09/15/24 (a)	100,000	106,098
1.00%, 09/15/25 (a)(e)	250,000	251,921
Stanley Black & Decker, Inc.
2.90%, 11/01/22	200,000	210,827
4.00%, 03/15/60 (a)(b)	125,000	131,791
Textron, Inc.
4.30%, 03/01/24 (a)	100,000	109,037
The Boeing Co.
2.30%, 08/01/21	100,000	100,779
2.35%, 10/30/21	100,000	101,164
2.13%, 03/01/22 (a)	50,000	50,316
2.80%, 03/01/23 (a)	50,000	51,066
4.51%, 05/01/23 (a)	480,000	506,842
1.88%, 06/15/23 (a)	100,000	99,597
2.80%, 03/01/24 (a)	600,000	612,498
4.88%, 05/01/25 (a)	650,000	707,990
Trane Technologies Global Holding Co., Ltd.
4.25%, 06/15/23	200,000	221,487
Vulcan Materials Co.
4.50%, 04/01/25 (a)	100,000	114,349
Waste Management, Inc.
2.40%, 05/15/23 (a)	100,000	104,789
3.50%, 05/15/24 (a)	50,000	54,770
3.13%, 03/01/25 (a)	100,000	109,970
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24 (a)(f)(g)	200,000	218,637
3.20%, 06/15/25 (a)	100,000	105,782
WW Grainger, Inc.
1.85%, 02/15/25 (a)	100,000	105,065
Xylem, Inc.
4.88%, 10/01/21	100,000	104,622
		25,494,980
Communications 1.3%
Activision Blizzard, Inc.
2.60%, 06/15/22 (a)	100,000	103,948
America Movil, S.A.B. de CV
3.13%, 07/16/22	250,000	260,695
American Tower Corp.
2.25%, 01/15/22	100,000	102,483
3.50%, 01/31/23	300,000	321,031
5.00%, 02/15/24	100,000	114,217
3.38%, 05/15/24 (a)	100,000	109,189
2.95%, 01/15/25 (a)	100,000	108,781
2.40%, 03/15/25 (a)	600,000	639,786

95
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
AT&T, Inc.
3.00%, 06/30/22 (a)	300,000	313,051
2.63%, 12/01/22 (a)	250,000	261,307
4.05%, 12/15/23	100,000	111,405
3.90%, 03/11/24 (a)	100,000	110,528
4.45%, 04/01/24 (a)	100,000	112,306
3.95%, 01/15/25 (a)	150,000	169,027
3.40%, 05/15/25 (a)	1,250,000	1,389,594
3.60%, 07/15/25 (a)	300,000	336,441
British Telecommunications PLC
4.50%, 12/04/23 (a)	200,000	222,643
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	150,000	162,214
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	500,000	532,932
4.50%, 02/01/24 (a)	250,000	279,182
4.91%, 07/23/25 (a)	1,250,000	1,456,687
Comcast Cable Communications Holdings, Inc.
9.46%, 11/15/22	250,000	300,117
Comcast Corp.
3.13%, 07/15/22	200,000	210,140
2.85%, 01/15/23	200,000	212,044
2.75%, 03/01/23 (a)	150,000	158,653
3.00%, 02/01/24 (a)	350,000	378,569
3.60%, 03/01/24	100,000	110,507
3.70%, 04/15/24 (a)	450,000	499,912
3.38%, 02/15/25 (a)	150,000	166,929
3.10%, 04/01/25 (a)	100,000	110,814
3.38%, 08/15/25 (a)	250,000	280,505
Crown Castle International Corp.
5.25%, 01/15/23	500,000	554,382
3.15%, 07/15/23 (a)	50,000	53,467
3.20%, 09/01/24 (a)	100,000	108,753
1.35%, 07/15/25 (a)	200,000	203,653
Discovery Communications LLC
2.95%, 03/20/23 (a)	79,000	83,589
3.80%, 03/13/24 (a)	200,000	219,016
3.90%, 11/15/24 (a)	100,000	111,173
3.45%, 03/15/25 (a)	50,000	55,249
Fox Corp.
3.67%, 01/25/22	125,000	130,650
4.03%, 01/25/24 (a)	300,000	331,683
3.05%, 04/07/25 (a)	100,000	109,734
Grupo Televisa S.A.B.
6.63%, 03/18/25	100,000	120,737
Moody's Corp.
2.63%, 01/15/23 (a)	150,000	157,423
4.88%, 02/15/24 (a)	250,000	283,211
3.75%, 03/24/25 (a)	50,000	56,697
NBCUniversal Media LLC
2.88%, 01/15/23	350,000	370,856
Omnicom Group, Inc./Omnicom Capital, Inc.
3.63%, 05/01/22	200,000	210,318
3.65%, 11/01/24 (a)	200,000	221,823
Orange S.A.
4.13%, 09/14/21	100,000	103,816
Rogers Communications, Inc.
3.00%, 03/15/23 (a)	125,000	132,615
4.10%, 10/01/23 (a)	250,000	275,989
S&P Global, Inc.
4.00%, 06/15/25 (a)	200,000	229,285
T-Mobile USA, Inc.
3.50%, 04/15/25 (a)(c)	650,000	718,955
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Telefonica Emisiones S.A.
4.57%, 04/27/23	150,000	165,134
The Interpublic Group of Cos., Inc.
3.75%, 10/01/21	100,000	103,578
4.20%, 04/15/24	100,000	111,017
The Walt Disney Co.
1.65%, 09/01/22	150,000	153,702
3.00%, 09/15/22	200,000	210,542
1.75%, 08/30/24 (a)	300,000	312,777
3.70%, 09/15/24 (a)	100,000	111,266
3.35%, 03/24/25	375,000	418,776
Thomson Reuters Corp.
4.30%, 11/23/23 (a)	200,000	220,279
Time Warner Cable LLC
4.00%, 09/01/21 (a)	100,000	102,366
Time Warner Entertainment Co. LP
8.38%, 03/15/23	150,000	178,337
TWDC Enterprises 18 Corp.
2.75%, 08/16/21	100,000	102,401
2.45%, 03/04/22	100,000	103,233
2.35%, 12/01/22	200,000	208,728
Verizon Communications, Inc.
2.95%, 03/15/22	150,000	156,086
2.45%, 11/01/22 (a)	100,000	104,205
5.15%, 09/15/23	850,000	968,758
4.15%, 03/15/24 (a)	100,000	111,900
3.50%, 11/01/24 (a)	350,000	389,529
3.38%, 02/15/25	550,000	615,681
ViacomCBS, Inc.
4.25%, 09/01/23 (a)	150,000	164,191
3.88%, 04/01/24 (a)	100,000	109,218
3.70%, 08/15/24 (a)	200,000	219,635
4.75%, 05/15/25 (a)	600,000	693,054
Vodafone Group PLC
2.50%, 09/26/22	100,000	104,074
2.95%, 02/19/23	250,000	264,961
3.75%, 01/16/24	800,000	877,980
Weibo Corp.
3.50%, 07/05/24 (a)	200,000	212,079
WPP Finance 2010
3.63%, 09/07/22	100,000	105,111
3.75%, 09/19/24	100,000	109,803
		22,197,112
Consumer Cyclical 2.1%
Advance Auto Parts, Inc.
4.50%, 12/01/23 (a)	100,000	110,321
Alibaba Group Holding Ltd.
3.13%, 11/28/21 (a)	300,000	308,125
2.80%, 06/06/23 (a)	200,000	211,835
3.60%, 11/28/24 (a)	400,000	441,606
Amazon.com, Inc.
3.30%, 12/05/21 (a)	150,000	154,999
2.50%, 11/29/22 (a)	100,000	104,481
2.40%, 02/22/23 (a)	250,000	262,687
0.40%, 06/03/23	500,000	502,057
2.80%, 08/22/24 (a)	300,000	326,745
3.80%, 12/05/24 (a)	200,000	226,514
0.80%, 06/03/25 (a)	200,000	202,826
American Honda Finance Corp.
1.65%, 07/12/21	100,000	101,136
1.70%, 09/09/21	100,000	101,341
3.38%, 12/10/21	100,000	103,753
1.95%, 05/20/22	250,000	256,466

96
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.60%, 11/16/22	350,000	366,319
2.05%, 01/10/23	250,000	259,199
1.95%, 05/10/23	150,000	155,567
0.88%, 07/07/23	250,000	252,211
3.63%, 10/10/23	100,000	109,258
3.55%, 01/12/24	150,000	164,255
2.40%, 06/27/24	200,000	212,126
2.15%, 09/10/24	100,000	105,536
1.20%, 07/08/25	250,000	252,631
Aptiv Corp.
4.15%, 03/15/24 (a)	100,000	110,328
AutoNation, Inc.
3.50%, 11/15/24 (a)	100,000	106,301
AutoZone, Inc.
3.13%, 07/15/23 (a)	250,000	267,114
3.63%, 04/15/25 (a)	300,000	336,901
Block Financial LLC
5.50%, 11/01/22 (a)	100,000	107,286
Booking Holdings, Inc.
2.75%, 03/15/23 (a)	100,000	105,480
4.10%, 04/13/25 (a)	400,000	454,772
BorgWarner, Inc.
3.38%, 03/15/25 (a)	50,000	54,520
Costco Wholesale Corp.
2.30%, 05/18/22 (a)	100,000	103,550
2.75%, 05/18/24 (a)	100,000	108,138
Cummins, Inc.
0.75%, 09/01/25 (a)	300,000	300,982
D.R. Horton, Inc.
4.38%, 09/15/22 (a)	100,000	106,480
4.75%, 02/15/23 (a)	50,000	54,273
2.50%, 10/15/24 (a)	100,000	106,746
2.60%, 10/15/25 (a)	50,000	53,690
Dollar General Corp.
3.25%, 04/15/23 (a)	100,000	106,287
Dollar Tree, Inc.
3.70%, 05/15/23 (a)	200,000	215,744
4.00%, 05/15/25 (a)	200,000	227,047
eBay, Inc.
3.80%, 03/09/22 (a)	400,000	419,630
2.75%, 01/30/23 (a)	150,000	157,720
3.45%, 08/01/24 (a)	150,000	165,120
1.90%, 03/11/25 (a)	250,000	262,507
Expedia Group, Inc.
3.60%, 12/15/23 (a)	250,000	254,554
4.50%, 08/15/24 (a)	50,000	52,507
General Motors Co.
4.88%, 10/02/23	200,000	218,667
5.40%, 10/02/23	450,000	499,268
General Motors Financial Co., Inc.
3.20%, 07/06/21 (a)	200,000	203,238
4.38%, 09/25/21	100,000	103,436
4.20%, 11/06/21	250,000	258,477
3.45%, 01/14/22 (a)	250,000	256,589
3.45%, 04/10/22 (a)	150,000	154,400
3.15%, 06/30/22 (a)	200,000	205,835
3.55%, 07/08/22	600,000	622,986
3.25%, 01/05/23 (a)	250,000	259,559
5.20%, 03/20/23	200,000	218,476
3.70%, 05/09/23 (a)	350,000	367,159
4.25%, 05/15/23	200,000	213,916
4.15%, 06/19/23 (a)	100,000	106,707
1.70%, 08/18/23	350,000	352,303
5.10%, 01/17/24 (a)	150,000	164,966
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.95%, 04/13/24 (a)	250,000	267,152
3.50%, 11/07/24 (a)	100,000	106,072
4.00%, 01/15/25 (a)	200,000	215,507
2.90%, 02/26/25 (a)	400,000	415,450
4.35%, 04/09/25 (a)	250,000	273,922
2.75%, 06/20/25 (a)	250,000	258,657
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23 (a)	100,000	107,173
3.35%, 09/01/24 (a)	100,000	101,196
5.25%, 06/01/25 (a)	150,000	162,691
Hyatt Hotels Corp.
3.38%, 07/15/23 (a)	100,000	101,927
5.38%, 04/23/25 (a)	100,000	108,905
IHS Markit Ltd.
3.63%, 05/01/24 (a)	100,000	107,928
Kohl's Corp.
3.25%, 02/01/23 (a)	50,000	49,997
9.50%, 05/15/25 (a)	250,000	300,635
Las Vegas Sands Corp.
3.20%, 08/08/24 (a)	200,000	203,208
2.90%, 06/25/25 (a)	200,000	199,346
Lowe's Cos., Inc.
3.12%, 04/15/22 (a)	150,000	155,777
3.88%, 09/15/23 (a)	300,000	328,884
4.00%, 04/15/25 (a)	175,000	200,187
Magna International, Inc.
3.63%, 06/15/24 (a)	100,000	110,703
Marriott International, Inc.
2.30%, 01/15/22 (a)	200,000	202,067
3.60%, 04/15/24 (a)	250,000	259,331
5.75%, 05/01/25 (a)	350,000	394,376
Mastercard, Inc.
2.00%, 11/21/21 (a)	100,000	102,015
3.38%, 04/01/24	100,000	110,626
2.00%, 03/03/25 (a)	100,000	106,914
McDonald's Corp.
2.63%, 01/15/22	150,000	154,545
3.35%, 04/01/23 (a)	300,000	321,447
3.25%, 06/10/24	100,000	109,705
3.38%, 05/26/25 (a)	150,000	167,513
3.30%, 07/01/25 (a)	200,000	223,663
NIKE, Inc.
2.25%, 05/01/23 (a)	100,000	104,543
2.40%, 03/27/25 (a)	150,000	161,835
Nordstrom, Inc.
4.00%, 10/15/21 (a)	150,000	149,434
NVR, Inc.
3.95%, 09/15/22 (a)	100,000	105,861
O'Reilly Automotive, Inc.
4.63%, 09/15/21 (a)	400,000	412,472
PACCAR Financial Corp.
2.65%, 05/10/22	100,000	104,047
2.30%, 08/10/22	100,000	103,771
1.90%, 02/07/23	150,000	155,368
2.65%, 04/06/23	100,000	105,815
0.35%, 08/11/23	200,000	199,986
2.15%, 08/15/24	100,000	106,156
1.80%, 02/06/25	200,000	210,119
PVH Corp.
4.63%, 07/10/25 (a)	250,000	256,597
Ralph Lauren Corp.
1.70%, 06/15/22	200,000	203,882
Ross Stores, Inc.
4.60%, 04/15/25 (a)	200,000	231,047

97
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sands China Ltd.
4.60%, 08/08/23 (a)	200,000	214,118
5.13%, 08/08/25 (a)	500,000	553,210
Starbucks Corp.
1.30%, 05/07/22	150,000	152,418
2.70%, 06/15/22 (a)	100,000	103,559
3.10%, 03/01/23 (a)	100,000	106,387
3.85%, 10/01/23 (a)	100,000	109,405
3.80%, 08/15/25 (a)	300,000	341,715
Tapestry, Inc.
4.25%, 04/01/25 (a)	100,000	102,135
Target Corp.
2.90%, 01/15/22	100,000	103,637
3.50%, 07/01/24	200,000	222,907
2.25%, 04/15/25 (a)	300,000	322,120
The Home Depot, Inc.
3.25%, 03/01/22	100,000	104,551
2.63%, 06/01/22 (a)	400,000	415,834
2.70%, 04/01/23 (a)	225,000	237,630
3.75%, 02/15/24 (a)	100,000	110,752
The TJX Cos., Inc.
2.50%, 05/15/23 (a)	100,000	104,838
3.50%, 04/15/25 (a)	400,000	446,814
The Western Union Co.
4.25%, 06/09/23 (a)	150,000	162,842
Toyota Motor Corp.
2.36%, 07/02/24	100,000	106,704
Toyota Motor Credit Corp.
3.40%, 09/15/21	150,000	154,840
2.60%, 01/11/22	250,000	257,751
3.30%, 01/12/22	500,000	520,232
1.15%, 05/26/22	500,000	507,070
0.45%, 07/22/22	250,000	250,544
2.15%, 09/08/22	150,000	155,320
2.63%, 01/10/23	300,000	315,208
2.90%, 03/30/23	100,000	106,268
0.50%, 08/14/23	450,000	451,123
1.35%, 08/25/23	200,000	205,319
3.45%, 09/20/23	350,000	381,365
2.25%, 10/18/23	100,000	105,370
2.90%, 04/17/24	100,000	108,052
1.80%, 02/13/25	300,000	314,161
3.00%, 04/01/25	350,000	385,371
3.40%, 04/14/25	150,000	168,113
VF Corp.
2.05%, 04/23/22	100,000	102,668
2.40%, 04/23/25 (a)	150,000	159,596
Visa, Inc.
2.15%, 09/15/22 (a)	250,000	259,317
2.80%, 12/14/22 (a)	500,000	527,247
Walgreen Co.
3.10%, 09/15/22	350,000	367,496
Walgreens Boots Alliance, Inc.
3.30%, 11/18/21 (a)	100,000	102,777
3.80%, 11/18/24 (a)	300,000	331,948
Walmart, Inc.
3.13%, 06/23/21	300,000	307,138
2.35%, 12/15/22 (a)	250,000	261,300
2.55%, 04/11/23 (a)	300,000	315,865
3.40%, 06/26/23 (a)	500,000	542,150
3.30%, 04/22/24 (a)	350,000	383,267
2.85%, 07/08/24 (a)	200,000	217,627
2.65%, 12/15/24 (a)	150,000	162,972
3.55%, 06/26/25 (a)	300,000	341,856
		35,065,012
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Consumer Non-Cyclical 3.7%
Abbott Laboratories
2.55%, 03/15/22	150,000	155,181
3.40%, 11/30/23 (a)	450,000	491,413
2.95%, 03/15/25 (a)	95,000	104,272
AbbVie, Inc.
3.38%, 11/14/21	150,000	155,228
2.15%, 11/19/21 (c)	300,000	305,998
5.00%, 12/15/21 (a)(c)	200,000	209,080
3.45%, 03/15/22 (a)(c)	450,000	468,031
3.25%, 10/01/22 (a)(c)	400,000	419,538
2.90%, 11/06/22	550,000	578,328
3.20%, 11/06/22 (a)	180,000	189,481
2.30%, 11/21/22 (c)	700,000	727,020
2.85%, 05/14/23 (a)	150,000	158,577
3.75%, 11/14/23 (a)	400,000	438,586
3.85%, 06/15/24 (a)(c)	350,000	386,150
2.60%, 11/21/24 (a)(c)	600,000	642,780
3.80%, 03/15/25 (a)(c)	550,000	615,057
3.60%, 05/14/25 (a)	700,000	781,704
Altria Group, Inc.
3.49%, 02/14/22	300,000	313,072
2.85%, 08/09/22	350,000	365,475
2.95%, 05/02/23	50,000	52,949
4.00%, 01/31/24	200,000	221,400
3.80%, 02/14/24 (a)	250,000	274,556
2.35%, 05/06/25 (a)	200,000	212,627
AmerisourceBergen Corp.
3.40%, 05/15/24 (a)	100,000	108,879
3.25%, 03/01/25 (a)	97,000	106,846
Amgen, Inc.
3.88%, 11/15/21 (a)	124,286	128,383
2.65%, 05/11/22 (a)	500,000	518,282
3.63%, 05/15/22 (a)	100,000	104,744
2.25%, 08/19/23 (a)	250,000	262,479
3.63%, 05/22/24 (a)	150,000	165,670
1.90%, 02/21/25 (a)	300,000	315,526
3.13%, 05/01/25 (a)	200,000	220,873
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/23 (a)	520,000	553,748
3.70%, 02/01/24	100,000	110,199
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 01/12/24 (a)	200,000	218,312
4.15%, 01/23/25 (a)	450,000	511,778
Archer-Daniels-Midland Co.
3.38%, 03/15/22 (a)	100,000	104,494
2.75%, 03/27/25 (a)	100,000	109,148
AstraZeneca PLC
2.38%, 06/12/22 (a)	200,000	207,026
3.50%, 08/17/23 (a)	100,000	108,529
BAT Capital Corp.
2.76%, 08/15/22 (a)	450,000	467,989
3.22%, 08/15/24 (a)	550,000	593,483
2.79%, 09/06/24 (a)	150,000	159,842
Baxalta, Inc.
4.00%, 06/23/25 (a)	200,000	229,204
Beam Suntory, Inc.
3.25%, 05/15/22 (a)	100,000	103,512
Becton Dickinson & Co.
3.13%, 11/08/21	300,000	309,010
2.89%, 06/06/22 (a)	450,000	467,257
3.36%, 06/06/24 (a)	250,000	272,186
3.73%, 12/15/24 (a)	200,000	222,353

98
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See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Biogen, Inc.
3.63%, 09/15/22	150,000	159,598
Boston Scientific Corp.
3.38%, 05/15/22	200,000	209,614
3.45%, 03/01/24 (a)	200,000	217,701
1.90%, 06/01/25 (a)	200,000	209,773
Bristol-Myers Squibb Co.
2.25%, 08/15/21	100,000	101,982
2.60%, 05/16/22	450,000	468,169
2.00%, 08/01/22	150,000	154,616
3.25%, 08/15/22	100,000	105,697
3.55%, 08/15/22	150,000	159,369
2.75%, 02/15/23 (a)	350,000	369,453
3.25%, 02/20/23 (a)	350,000	374,479
4.00%, 08/15/23	100,000	110,563
3.63%, 05/15/24 (a)	150,000	165,895
2.90%, 07/26/24 (a)	500,000	545,105
3.88%, 08/15/25 (a)	550,000	633,619
Bunge Ltd Finance Corp.
4.35%, 03/15/24 (a)	100,000	110,305
Bunge Ltd. Finance Corp.
3.00%, 09/25/22 (a)	100,000	104,106
1.63%, 08/17/25 (a)	250,000	251,879
Campbell Soup Co.
3.65%, 03/15/23 (a)	150,000	160,569
3.95%, 03/15/25 (a)	150,000	168,920
3.30%, 03/19/25 (a)	100,000	109,271
Cardinal Health, Inc.
2.62%, 06/15/22 (a)	200,000	206,794
3.20%, 03/15/23	200,000	212,312
3.08%, 06/15/24 (a)	150,000	161,840
Church & Dwight Co., Inc.
2.45%, 08/01/22 (a)	150,000	155,227
Cigna Corp.
3.40%, 09/17/21	250,000	257,865
3.05%, 11/30/22 (a)	100,000	105,404
3.00%, 07/15/23 (a)	400,000	427,180
3.75%, 07/15/23 (a)	550,000	598,834
3.50%, 06/15/24 (a)	97,000	106,334
3.25%, 04/15/25 (a)	100,000	110,491
Colgate-Palmolive Co.
2.30%, 05/03/22	100,000	103,536
2.25%, 11/15/22	100,000	104,361
2.10%, 05/01/23	100,000	104,762
3.25%, 03/15/24	100,000	110,026
CommonSpirit Health
2.95%, 11/01/22	100,000	105,086
2.76%, 10/01/24 (a)	150,000	157,483
Conagra Brands, Inc.
3.80%, 10/22/21	150,000	155,638
3.20%, 01/25/23 (a)	150,000	158,358
4.30%, 05/01/24 (a)	200,000	223,959
Constellation Brands, Inc.
2.70%, 05/09/22 (a)	150,000	155,252
2.65%, 11/07/22 (a)	100,000	104,331
3.20%, 02/15/23 (a)	150,000	159,104
4.25%, 05/01/23	100,000	109,929
4.75%, 11/15/24	150,000	173,994
Covidien International Finance SA
3.20%, 06/15/22 (a)	200,000	208,630
CVS Health Corp.
2.13%, 06/01/21 (a)	300,000	303,538
3.50%, 07/20/22 (a)	400,000	421,472
2.75%, 12/01/22 (a)	450,000	471,645
3.70%, 03/09/23 (a)	1,100,000	1,184,810
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.38%, 08/12/24 (a)	100,000	109,816
2.63%, 08/15/24 (a)	100,000	107,253
4.10%, 03/25/25 (a)	900,000	1,026,864
3.88%, 07/20/25 (a)	700,000	793,877
DH Europe Finance II Sarl
2.05%, 11/15/22	200,000	206,716
2.20%, 11/15/24 (a)	100,000	106,060
Diageo Capital PLC
2.63%, 04/29/23 (a)	350,000	368,300
2.13%, 10/24/24 (a)	200,000	211,721
Diageo Investment Corp.
2.88%, 05/11/22	100,000	104,258
8.00%, 09/15/22	50,000	57,439
Eli Lilly & Co.
2.35%, 05/15/22	100,000	103,591
General Mills, Inc.
2.60%, 10/12/22 (a)	200,000	208,668
3.70%, 10/17/23 (a)	250,000	274,046
3.65%, 02/15/24 (a)	150,000	164,825
4.00%, 04/17/25 (a)	100,000	114,173
Gilead Sciences, Inc.
4.40%, 12/01/21 (a)	300,000	312,228
1.95%, 03/01/22 (a)	250,000	255,782
3.25%, 09/01/22 (a)	200,000	210,744
2.50%, 09/01/23 (a)	200,000	211,723
3.70%, 04/01/24 (a)	250,000	276,122
3.50%, 02/01/25 (a)	200,000	223,518
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	400,000	417,060
2.88%, 06/01/22 (a)	450,000	469,255
3.00%, 06/01/24 (a)	200,000	217,370
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	200,000	212,308
3.38%, 05/15/23	200,000	216,127
3.63%, 05/15/25	250,000	284,474
Hasbro, Inc.
2.60%, 11/19/22	300,000	310,209
3.00%, 11/19/24 (a)	100,000	105,889
HCA, Inc.
4.75%, 05/01/23	200,000	219,954
5.00%, 03/15/24	450,000	508,990
5.25%, 04/15/25	300,000	350,289
Johnson & Johnson
2.25%, 03/03/22 (a)	200,000	205,765
2.05%, 03/01/23 (a)	450,000	468,616
2.63%, 01/15/25 (a)	100,000	109,009
0.55%, 09/01/25 (a)	500,000	501,680
Kellogg Co.
3.13%, 05/17/22	150,000	156,598
2.65%, 12/01/23	150,000	159,566
Keurig Dr Pepper, Inc.
4.06%, 05/25/23 (a)	500,000	546,477
3.13%, 12/15/23 (a)	100,000	107,835
4.42%, 05/25/25 (a)	200,000	232,094
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (a)	200,000	210,955
4.00%, 11/01/23 (a)	55,000	60,300
3.25%, 09/01/24 (a)	250,000	274,640
2.30%, 12/01/24 (a)	100,000	106,316
3.60%, 02/01/25 (a)	150,000	167,517
McCormick & Co., Inc.
2.70%, 08/15/22 (a)	100,000	104,291
3.15%, 08/15/24 (a)	100,000	109,577

99
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
McKesson Corp.
2.70%, 12/15/22 (a)	200,000	208,474
2.85%, 03/15/23 (a)	150,000	157,402
3.80%, 03/15/24 (a)	150,000	164,693
Medtronic, Inc.
3.15%, 03/15/22	300,000	313,089
3.63%, 03/15/24 (a)	100,000	109,907
3.50%, 03/15/25	600,000	675,765
Merck & Co., Inc.
2.35%, 02/10/22	150,000	154,676
2.40%, 09/15/22 (a)	250,000	259,645
2.80%, 05/18/23	250,000	266,744
2.90%, 03/07/24 (a)	100,000	108,348
2.75%, 02/10/25 (a)	400,000	436,776
0.75%, 02/24/26 (a)	250,000	252,060
Molson Coors Beverage Co.
2.10%, 07/15/21 (a)	250,000	253,164
Mondelez International, Inc.
0.63%, 07/01/22	300,000	301,468
3.63%, 05/07/23 (a)	150,000	162,087
4.00%, 02/01/24 (a)	150,000	167,909
1.50%, 05/04/25 (a)	100,000	103,708
Mylan N.V.
3.15%, 06/15/21 (a)	200,000	203,714
Mylan, Inc.
4.20%, 11/29/23 (a)	150,000	164,890
Novartis Capital Corp.
2.40%, 09/21/22	350,000	365,202
3.40%, 05/06/24	600,000	663,900
1.75%, 02/14/25 (a)	300,000	314,955
PepsiCo, Inc.
3.00%, 08/25/21	150,000	154,132
1.70%, 10/06/21 (a)	161,000	163,397
2.75%, 03/05/22	400,000	414,886
3.10%, 07/17/22 (a)	200,000	209,670
2.75%, 03/01/23	150,000	159,051
0.75%, 05/01/23	250,000	253,354
3.60%, 03/01/24 (a)	350,000	385,166
2.25%, 03/19/25 (a)	200,000	214,908
2.75%, 04/30/25 (a)	150,000	164,095
3.50%, 07/17/25 (a)	200,000	226,372
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (a)	200,000	216,414
Pfizer, Inc.
1.95%, 06/03/21	150,000	151,961
3.00%, 09/15/21	100,000	102,881
2.20%, 12/15/21	300,000	307,728
3.00%, 06/15/23	250,000	268,361
3.20%, 09/15/23 (a)	300,000	325,155
2.95%, 03/15/24 (a)	150,000	162,648
3.40%, 05/15/24	150,000	165,778
0.80%, 05/28/25 (a)	250,000	252,846
Philip Morris International, Inc.
2.90%, 11/15/21	150,000	154,637
2.63%, 02/18/22 (a)	100,000	103,108
2.38%, 08/17/22 (a)	150,000	155,633
2.50%, 08/22/22	300,000	313,048
2.50%, 11/02/22 (a)	150,000	156,674
1.13%, 05/01/23	250,000	254,439
2.13%, 05/10/23 (a)	300,000	312,483
2.88%, 05/01/24 (a)	200,000	215,945
1.50%, 05/01/25 (a)	250,000	258,895
Quest Diagnostics, Inc.
3.50%, 03/30/25 (a)	150,000	167,100
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Reynolds American, Inc.
4.00%, 06/12/22	250,000	265,104
4.85%, 09/15/23	100,000	111,811
4.45%, 06/12/25 (a)	500,000	569,577
Royalty Pharma PLC
0.75%, 09/02/23 (c)(e)	350,000	349,802
1.20%, 09/02/25 (a)(c)(e)	350,000	349,611
Sanofi
3.38%, 06/19/23 (a)	150,000	162,370
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	164,000	167,306
2.88%, 09/23/23 (a)	650,000	692,279
Stryker Corp.
3.38%, 05/15/24 (a)	100,000	109,470
1.15%, 06/15/25 (a)	250,000	254,299
Sysco Corp.
2.60%, 06/12/22	100,000	103,505
3.55%, 03/15/25 (a)	100,000	109,215
5.65%, 04/01/25 (a)	150,000	177,535
Takeda Pharmaceutical Co., Ltd.
4.00%, 11/26/21 (a)	200,000	208,177
4.40%, 11/26/23 (a)	400,000	447,250
The Clorox Co.
3.05%, 09/15/22 (a)	200,000	209,730
The Coca-Cola Co.
1.55%, 09/01/21	150,000	152,003
3.30%, 09/01/21	250,000	257,767
2.20%, 05/25/22	100,000	103,364
2.50%, 04/01/23	100,000	105,579
3.20%, 11/01/23	500,000	544,645
1.75%, 09/06/24	150,000	157,555
2.95%, 03/25/25	150,000	165,715
The Estee Lauder Cos., Inc.
2.00%, 12/01/24 (a)	150,000	158,957
The Hershey Co.
3.38%, 05/15/23 (a)	150,000	162,127
0.90%, 06/01/25 (a)	100,000	101,020
The J M Smucker Co.
3.50%, 10/15/21	100,000	103,636
3.00%, 03/15/22	150,000	155,691
The JM Smucker Co.
3.50%, 03/15/25	100,000	112,691
The Kroger Co.
2.80%, 08/01/22 (a)	250,000	260,650
4.00%, 02/01/24 (a)	200,000	220,507
The Procter & Gamble Co.
1.70%, 11/03/21	200,000	203,473
2.30%, 02/06/22	200,000	205,984
2.15%, 08/11/22	450,000	466,891
2.45%, 03/25/25	200,000	217,265
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23 (a)	300,000	318,687
4.15%, 02/01/24 (a)	150,000	166,456
4.13%, 03/25/25 (a)	200,000	229,628
Tyson Foods, Inc.
2.25%, 08/23/21 (a)	300,000	305,253
4.50%, 06/15/22 (a)	100,000	106,324
3.90%, 09/28/23 (a)	100,000	109,763
3.95%, 08/15/24 (a)	300,000	334,674
Unilever Capital Corp.
1.38%, 07/28/21	250,000	252,570
3.00%, 03/07/22	350,000	364,548
3.25%, 03/07/24 (a)	150,000	163,837
2.60%, 05/05/24 (a)	100,000	107,243

100
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Upjohn, Inc.
1.65%, 06/22/25 (a)(c)	250,000	257,340
Whirlpool Corp.
4.85%, 06/15/21	100,000	103,508
4.00%, 03/01/24	100,000	110,189
Wyeth LLC
6.45%, 02/01/24	100,000	119,612
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/22 (a)	100,000	103,730
3.70%, 03/19/23 (a)	100,000	107,340
3.55%, 04/01/25 (a)	450,000	500,591
Zoetis, Inc.
3.25%, 08/20/21	100,000	102,774
3.25%, 02/01/23 (a)	300,000	318,067
		63,500,054
Energy 2.0%
Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/22 (a)	400,000	419,620
Boardwalk Pipelines LP
4.95%, 12/15/24 (a)	100,000	109,717
BP Capital Markets America, Inc.
2.11%, 09/16/21 (a)	150,000	152,455
3.25%, 05/06/22	350,000	367,493
2.52%, 09/19/22 (a)	100,000	103,996
2.94%, 04/06/23	400,000	424,938
2.75%, 05/10/23	450,000	478,264
3.22%, 11/28/23 (a)	100,000	107,872
3.79%, 02/06/24 (a)	200,000	220,121
3.22%, 04/14/24 (a)	100,000	108,184
3.19%, 04/06/25 (a)	350,000	386,389
BP Capital Markets PLC
3.06%, 03/17/22	300,000	312,504
3.25%, 05/06/22	100,000	104,735
3.81%, 02/10/24	250,000	275,874
3.54%, 11/04/24	100,000	110,963
3.51%, 03/17/25	150,000	167,779
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (a)	250,000	260,962
3.80%, 04/15/24 (a)	100,000	107,955
3.90%, 02/01/25 (a)	200,000	218,924
2.05%, 07/15/25 (a)	250,000	256,290
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (a)	300,000	349,732
5.88%, 03/31/25 (a)	300,000	346,443
Chevron Corp.
2.50%, 03/03/22 (a)	250,000	257,962
2.36%, 12/05/22 (a)	300,000	312,283
1.14%, 05/11/23	250,000	255,290
2.57%, 05/16/23 (a)	150,000	158,420
3.19%, 06/24/23 (a)	250,000	268,187
2.90%, 03/03/24 (a)	150,000	161,699
1.55%, 05/11/25 (a)	700,000	729,158
Chevron USA, Inc.
0.33%, 08/12/22	300,000	300,358
0.43%, 08/11/23	300,000	300,751
0.69%, 08/12/25 (a)	300,000	300,792
Cimarex Energy Co.
4.38%, 06/01/24 (a)	200,000	215,391
Concho Resources, Inc.
4.38%, 01/15/25 (a)	100,000	103,348
ConocoPhillips Co.
3.35%, 11/15/24 (a)	100,000	110,603
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Diamondback Energy, Inc.
2.88%, 12/01/24 (a)	150,000	154,894
4.75%, 05/31/25 (a)	150,000	165,615
5.38%, 05/31/25 (a)	250,000	260,542
Dominion Energy Gas Holdings LLC
2.50%, 11/15/24 (a)	200,000	214,354
3.60%, 12/15/24 (a)	100,000	111,300
Enable Midstream Partners LP
3.90%, 05/15/24 (a)	100,000	99,897
Enbridge, Inc.
2.90%, 07/15/22 (a)	250,000	260,011
4.00%, 10/01/23 (a)	200,000	218,061
3.50%, 06/10/24 (a)	100,000	108,570
Energy Transfer Operating LP
4.65%, 06/01/21 (a)	200,000	203,698
5.20%, 02/01/22 (a)	250,000	260,795
3.60%, 02/01/23 (a)	200,000	207,417
4.20%, 09/15/23 (a)	150,000	159,649
5.88%, 01/15/24 (a)	150,000	166,552
4.90%, 02/01/24 (a)	100,000	108,046
4.50%, 04/15/24 (a)	200,000	215,785
4.05%, 03/15/25 (a)	100,000	106,772
2.90%, 05/15/25 (a)	500,000	514,590
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (a)	100,000	105,947
4.50%, 11/01/23 (a)	100,000	107,115
Enterprise Products Operating LLC
3.50%, 02/01/22	350,000	364,730
3.35%, 03/15/23 (a)	400,000	425,396
3.90%, 02/15/24 (a)	300,000	329,676
3.75%, 02/15/25 (a)	150,000	167,735
4.88%, 08/16/77 (a)(b)	110,000	98,192
EOG Resources, Inc.
2.63%, 03/15/23 (a)	150,000	157,789
3.15%, 04/01/25 (a)	100,000	110,176
Exxon Mobil Corp.
2.40%, 03/06/22 (a)	200,000	205,732
1.90%, 08/16/22	100,000	103,251
2.73%, 03/01/23 (a)	200,000	211,008
1.57%, 04/15/23	600,000	619,224
3.18%, 03/15/24 (a)	100,000	108,568
2.02%, 08/16/24 (a)	300,000	316,702
2.71%, 03/06/25 (a)	200,000	217,054
2.99%, 03/19/25 (a)	650,000	714,834
Halliburton Co.
3.25%, 11/15/21 (a)	100,000	102,589
3.50%, 08/01/23 (a)	150,000	160,045
Husky Energy, Inc.
3.95%, 04/15/22 (a)	100,000	103,255
4.00%, 04/15/24 (a)	100,000	105,915
Kinder Morgan Energy Partners LP
5.00%, 10/01/21 (a)	100,000	103,583
4.15%, 03/01/22	150,000	157,655
3.50%, 09/01/23 (a)	100,000	107,209
4.15%, 02/01/24 (a)	100,000	109,799
4.30%, 05/01/24 (a)	100,000	110,959
Kinder Morgan, Inc.
3.15%, 01/15/23 (a)	400,000	422,340
4.30%, 06/01/25 (a)	400,000	454,550
Marathon Oil Corp.
2.80%, 11/01/22 (a)	450,000	461,020
3.85%, 06/01/25 (a)	200,000	208,329
Marathon Petroleum Corp.
5.38%, 10/01/22 (a)	200,000	200,809
4.50%, 05/01/23 (a)	200,000	217,705

101
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.75%, 12/15/23 (a)	100,000	111,070
3.63%, 09/15/24 (a)	100,000	108,121
4.70%, 05/01/25 (a)	400,000	456,582
MPLX LP
3.50%, 12/01/22 (a)	100,000	104,851
3.38%, 03/15/23 (a)	100,000	105,504
4.50%, 07/15/23 (a)	150,000	162,803
4.88%, 12/01/24 (a)	200,000	225,794
5.25%, 01/15/25 (a)	100,000	104,390
4.88%, 06/01/25 (a)	250,000	285,527
National Fuel Gas Co.
4.90%, 12/01/21 (a)	150,000	156,880
5.20%, 07/15/25 (a)	250,000	277,510
Newfield Exploration Co.
5.75%, 01/30/22	100,000	102,621
5.63%, 07/01/24	150,000	154,850
Noble Energy, Inc.
3.90%, 11/15/24 (a)	100,000	111,324
ONEOK Partners LP
3.38%, 10/01/22 (a)	100,000	104,233
4.90%, 03/15/25 (a)	100,000	109,757
ONEOK, Inc.
7.50%, 09/01/23 (a)	150,000	173,035
2.75%, 09/01/24 (a)	100,000	103,405
5.85%, 01/15/26 (a)	75,000	86,792
Ovintiv, Inc.
3.90%, 11/15/21 (a)	250,000	253,315
Phillips 66
4.30%, 04/01/22	250,000	265,035
3.70%, 04/06/23	100,000	107,685
3.85%, 04/09/25 (a)	250,000	280,187
Phillips 66 Partners LP
2.45%, 12/15/24 (a)	100,000	104,044
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (a)	100,000	102,822
2.85%, 01/31/23 (a)	100,000	102,456
3.85%, 10/15/23 (a)	100,000	106,064
3.60%, 11/01/24 (a)	300,000	312,934
Sabine Pass Liquefaction LLC
6.25%, 03/15/22 (a)	250,000	266,891
5.63%, 04/15/23 (a)	200,000	221,039
5.75%, 05/15/24 (a)	300,000	343,302
5.63%, 03/01/25 (a)	500,000	582,740
Schlumberger Investment S.A.
3.65%, 12/01/23 (a)	250,000	271,329
Shell International Finance BV
1.75%, 09/12/21	200,000	203,048
2.38%, 08/21/22	150,000	156,028
2.25%, 01/06/23	150,000	156,832
3.40%, 08/12/23	141,000	153,287
3.50%, 11/13/23 (a)	250,000	273,691
2.00%, 11/07/24 (a)	200,000	211,212
2.38%, 04/06/25 (a)	450,000	483,633
3.25%, 05/11/25	500,000	558,617
Southern Natural Gas Co., LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (a)	50,000	51,029
Spectra Energy Partners LP
4.75%, 03/15/24 (a)	200,000	224,736
3.50%, 03/15/25 (a)	150,000	164,822
Suncor Energy, Inc.
2.80%, 05/15/23	200,000	210,869
3.60%, 12/01/24 (a)	150,000	165,519
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (a)	150,000	155,278
4.25%, 04/01/24 (a)	100,000	106,421
TC PipeLines LP
4.65%, 06/15/21 (a)	50,000	50,934
The Williams Cos., Inc.
7.88%, 09/01/21	100,000	107,189
3.60%, 03/15/22 (a)	150,000	155,941
3.35%, 08/15/22 (a)	200,000	208,580
3.70%, 01/15/23 (a)	200,000	212,397
4.50%, 11/15/23 (a)	150,000	165,088
4.30%, 03/04/24 (a)	200,000	219,834
4.55%, 06/24/24 (a)	200,000	224,582
3.90%, 01/15/25 (a)	250,000	275,562
Total Capital Canada Ltd.
2.75%, 07/15/23	450,000	481,441
Total Capital International S.A.
2.75%, 06/19/21	250,000	254,969
2.22%, 07/12/21 (a)	150,000	152,291
2.70%, 01/25/23	100,000	105,460
3.70%, 01/15/24	150,000	165,649
3.75%, 04/10/24	150,000	166,840
2.43%, 01/10/25 (a)	150,000	160,717
Total Capital S.A.
4.25%, 12/15/21	100,000	105,130
TransCanada PipeLines Ltd.
2.50%, 08/01/22	300,000	311,398
Valero Energy Corp.
2.70%, 04/15/23	100,000	104,529
3.65%, 03/15/25	350,000	385,331
2.85%, 04/15/25 (a)	100,000	107,061
		33,551,728
Industrial Other 0.0%
Cintas Corp. No 2
2.90%, 04/01/22 (a)	150,000	155,535
Technology 2.5%
Adobe, Inc.
1.70%, 02/01/23	100,000	103,456
1.90%, 02/01/25 (a)	100,000	105,986
3.25%, 02/01/25 (a)	100,000	111,314
Agilent Technologies, Inc.
3.88%, 07/15/23 (a)	275,000	298,847
Alphabet, Inc.
3.38%, 02/25/24	400,000	441,598
0.45%, 08/15/25 (a)	250,000	250,007
Altera Corp.
4.10%, 11/15/23	150,000	167,572
Analog Devices, Inc.
3.13%, 12/05/23 (a)	200,000	215,747
2.95%, 04/01/25 (a)	100,000	109,667
Apple, Inc.
1.55%, 08/04/21 (a)	225,000	227,637
2.15%, 02/09/22	200,000	205,459
2.50%, 02/09/22 (a)	250,000	257,546
2.30%, 05/11/22 (a)	150,000	154,870
2.70%, 05/13/22	100,000	104,100
1.70%, 09/11/22	251,000	258,233
2.10%, 09/12/22 (a)	100,000	103,578
2.40%, 01/13/23 (a)	100,000	104,770
2.85%, 02/23/23 (a)	400,000	423,474
2.40%, 05/03/23	1,050,000	1,108,994
0.75%, 05/11/23	100,000	101,224

102
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.00%, 02/09/24 (a)	300,000	324,537
3.45%, 05/06/24	425,000	470,617
2.85%, 05/11/24 (a)	200,000	216,566
1.80%, 09/11/24 (a)	100,000	105,143
2.75%, 01/13/25 (a)	200,000	218,470
2.50%, 02/09/25	250,000	271,347
1.13%, 05/11/25 (a)	650,000	667,602
3.20%, 05/13/25	1,000,000	1,122,120
0.55%, 08/20/25 (a)	550,000	551,738
Arrow Electronics, Inc.
3.50%, 04/01/22 (a)	100,000	103,523
4.50%, 03/01/23 (a)	100,000	107,241
3.25%, 09/08/24 (a)	100,000	107,914
Autodesk, Inc.
3.60%, 12/15/22 (a)	100,000	105,751
Avnet, Inc.
4.88%, 12/01/22	100,000	107,784
Baidu, Inc.
2.88%, 07/06/22	200,000	206,126
3.50%, 11/28/22	100,000	105,055
4.38%, 05/14/24 (a)	450,000	496,753
3.08%, 04/07/25 (a)	250,000	267,730
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (a)	250,000	260,486
3.63%, 01/15/24 (a)	350,000	378,306
3.13%, 01/15/25 (a)	200,000	214,652
Broadcom, Inc.
3.13%, 10/15/22	200,000	209,827
3.63%, 10/15/24 (a)	350,000	384,155
4.70%, 04/15/25 (a)	350,000	400,195
3.15%, 11/15/25 (a)	150,000	162,557
Cadence Design Systems, Inc.
4.38%, 10/15/24 (a)	100,000	113,048
Cisco Systems, Inc.
1.85%, 09/20/21 (a)	361,000	366,715
3.00%, 06/15/22	100,000	105,070
2.60%, 02/28/23	150,000	158,548
2.20%, 09/20/23 (a)	250,000	263,636
3.63%, 03/04/24	150,000	166,843
3.50%, 06/15/25	250,000	286,429
Corning, Inc.
2.90%, 05/15/22 (a)	100,000	103,544
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (a)(c)	431,000	442,393
5.45%, 06/15/23 (a)(c)	700,000	773,153
4.00%, 07/15/24 (a)(c)	100,000	108,296
5.85%, 07/15/25 (a)(c)	250,000	293,482
DXC Technology Co.
4.00%, 04/15/23	100,000	105,712
4.25%, 04/15/24 (a)	100,000	108,758
4.13%, 04/15/25 (a)	100,000	108,333
Equifax, Inc.
3.30%, 12/15/22 (a)	400,000	421,006
2.60%, 12/01/24 (a)	100,000	107,072
Equinix, Inc.
2.63%, 11/18/24 (a)	350,000	375,098
1.25%, 07/15/25 (a)	250,000	253,872
Fidelity National Information Services, Inc.
3.50%, 04/15/23 (a)	100,000	106,847
Fiserv, Inc.
3.50%, 10/01/22 (a)	150,000	158,238
3.80%, 10/01/23 (a)	200,000	219,024
2.75%, 07/01/24 (a)	450,000	483,451
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Flex Ltd.
5.00%, 02/15/23	100,000	109,405
3.75%, 02/01/26 (a)	100,000	108,736
Genpact Luxembourg Sarl
3.70%, 04/01/22 (a)(f)(g)	100,000	102,501
Global Payments, Inc.
3.75%, 06/01/23 (a)	150,000	161,357
4.00%, 06/01/23 (a)	100,000	108,673
2.65%, 02/15/25 (a)	100,000	107,074
Hewlett Packard Enterprise Co.
3.50%, 10/05/21 (a)	150,000	154,544
4.40%, 10/15/22 (a)	150,000	160,806
4.45%, 10/02/23 (a)	300,000	331,272
1.45%, 04/01/24 (a)	500,000	506,147
4.65%, 10/01/24 (a)	150,000	169,686
HP, Inc.
4.05%, 09/15/22	350,000	373,859
2.20%, 06/17/25 (a)	150,000	158,293
IBM Credit LLC
3.60%, 11/30/21	150,000	156,183
2.20%, 09/08/22	100,000	103,751
3.00%, 02/06/23	100,000	106,352
Intel Corp.
3.30%, 10/01/21	200,000	206,662
2.35%, 05/11/22 (a)	100,000	103,370
3.10%, 07/29/22	300,000	316,639
2.70%, 12/15/22	300,000	316,734
2.88%, 05/11/24 (a)	450,000	487,519
3.40%, 03/25/25 (a)	200,000	224,512
3.70%, 07/29/25 (a)	550,000	628,757
International Business Machines Corp.
2.50%, 01/27/22	150,000	154,663
2.85%, 05/13/22	650,000	677,966
1.88%, 08/01/22	150,000	154,490
2.88%, 11/09/22	150,000	158,227
3.38%, 08/01/23	200,000	217,145
3.63%, 02/12/24	700,000	772,201
3.00%, 05/15/24	400,000	435,298
Intuit, Inc.
0.65%, 07/15/23	250,000	252,139
0.95%, 07/15/25 (a)	150,000	151,843
Jabil, Inc.
4.70%, 09/15/22	100,000	107,425
Juniper Networks, Inc.
4.50%, 03/15/24	100,000	112,457
Keysight Technologies, Inc.
4.55%, 10/30/24 (a)	100,000	113,209
KLA Corp.
4.65%, 11/01/24 (a)	300,000	345,271
Lam Research Corp.
2.80%, 06/15/21 (a)	100,000	101,769
Leidos, Inc.
3.63%, 05/15/25 (a)(c)	200,000	223,373
Marvell Technology Group Ltd.
4.20%, 06/22/23 (a)	100,000	108,304
Microchip Technology, Inc.
3.92%, 06/01/21	100,000	102,253
4.33%, 06/01/23 (a)	200,000	215,941
Micron Technology, Inc.
2.50%, 04/24/23	200,000	208,756
4.64%, 02/06/24 (a)	150,000	167,093
Microsoft Corp.
1.55%, 08/08/21 (a)	450,000	455,170
2.40%, 02/06/22 (a)	250,000	257,401

103
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.38%, 02/12/22 (a)	250,000	257,369
2.65%, 11/03/22 (a)	150,000	157,324
2.38%, 05/01/23 (a)	150,000	157,786
2.00%, 08/08/23 (a)	250,000	262,000
3.63%, 12/15/23 (a)	200,000	220,284
2.88%, 02/06/24 (a)	850,000	918,378
2.70%, 02/12/25 (a)	500,000	546,427
Motorola Solutions, Inc.
3.75%, 05/15/22	85,000	89,707
3.50%, 03/01/23	100,000	106,259
4.00%, 09/01/24	100,000	110,920
NetApp, Inc.
1.88%, 06/22/25 (a)	250,000	260,517
NVIDIA Corp.
2.20%, 09/16/21 (a)	150,000	152,752
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (a)(c)	250,000	281,841
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25 (a)(c)	100,000	106,728
Oracle Corp.
2.80%, 07/08/21	250,000	255,444
1.90%, 09/15/21 (a)	650,000	660,234
2.50%, 05/15/22 (a)	600,000	620,118
2.50%, 10/15/22	600,000	627,138
2.63%, 02/15/23 (a)	150,000	157,965
3.63%, 07/15/23	150,000	163,846
2.40%, 09/15/23 (a)	400,000	422,710
3.40%, 07/08/24 (a)	250,000	274,981
2.95%, 11/15/24 (a)	600,000	655,497
2.50%, 04/01/25 (a)	800,000	862,764
2.95%, 05/15/25 (a)	400,000	439,168
PayPal Holdings, Inc.
2.20%, 09/26/22	150,000	155,606
1.35%, 06/01/23	200,000	204,883
2.40%, 10/01/24 (a)	250,000	267,214
1.65%, 06/01/25 (a)	250,000	260,409
QUALCOMM, Inc.
3.00%, 05/20/22	500,000	523,165
2.60%, 01/30/23 (a)	250,000	262,714
2.90%, 05/20/24 (a)	200,000	216,189
3.45%, 05/20/25 (a)	400,000	448,878
salesforce.com, Inc.
3.25%, 04/11/23 (a)	100,000	107,403
Seagate HDD Cayman
4.75%, 06/01/23	100,000	107,997
4.88%, 03/01/24 (a)	235,000	257,856
4.75%, 01/01/25	75,000	81,776
Texas Instruments, Inc.
1.85%, 05/15/22 (a)	250,000	256,441
1.38%, 03/12/25 (a)	75,000	77,811
Trimble, Inc.
4.15%, 06/15/23 (a)	100,000	107,828
Tyco Electronics Group S.A.
3.45%, 08/01/24 (a)	100,000	109,412
Verisk Analytics, Inc.
4.13%, 09/12/22	100,000	106,748
4.00%, 06/15/25 (a)	200,000	229,406
VMware, Inc.
2.95%, 08/21/22 (a)	200,000	208,774
4.50%, 05/15/25 (a)	250,000	285,529
Xilinx, Inc.
2.95%, 06/01/24 (a)	150,000	162,406
		41,950,670
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Transportation 0.4%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (a)	400,000	419,132
3.85%, 09/01/23 (a)	300,000	328,167
3.75%, 04/01/24 (a)	100,000	110,884
3.40%, 09/01/24 (a)	100,000	110,741
3.00%, 04/01/25 (a)	250,000	275,476
Canadian National Railway Co.
2.95%, 11/21/24 (a)	100,000	108,230
Canadian Pacific Railway Co.
4.45%, 03/15/23 (a)	100,000	108,740
2.90%, 02/01/25 (a)	100,000	109,376
Continental Airlines 2012-1 Class A Pass-Through Trust
4.15%, 04/11/24	32,773	30,733
CSX Corp.
3.70%, 11/01/23 (a)	300,000	328,956
Delta Air Lines 2019-1 Class AA Pass-Through Trust
3.20%, 04/25/24	200,000	199,558
FedEx Corp.
3.40%, 01/14/22	150,000	155,964
4.00%, 01/15/24	100,000	110,990
3.20%, 02/01/25	100,000	109,991
3.80%, 05/15/25 (a)	300,000	339,522
JB Hunt Transport Services, Inc.
3.30%, 08/15/22 (a)	100,000	104,946
Norfolk Southern Corp.
3.00%, 04/01/22 (a)	250,000	258,742
3.85%, 01/15/24 (a)	100,000	109,946
Ryder System, Inc.
3.40%, 03/01/23 (a)	350,000	372,395
3.75%, 06/09/23 (a)	150,000	161,780
3.88%, 12/01/23 (a)	100,000	109,268
4.63%, 06/01/25 (a)	250,000	288,236
3.35%, 09/01/25 (a)	75,000	82,449
Southwest Airlines Co.
2.75%, 11/16/22 (a)	50,000	51,355
4.75%, 05/04/23	225,000	239,950
5.25%, 05/04/25 (a)	600,000	653,970
Union Pacific Corp.
3.20%, 06/08/21	100,000	102,199
2.95%, 03/01/22	100,000	103,997
4.16%, 07/15/22 (a)	150,000	159,214
3.50%, 06/08/23 (a)	150,000	162,322
3.65%, 02/15/24 (a)	100,000	109,392
3.15%, 03/01/24 (a)	100,000	108,581
3.25%, 01/15/25 (a)	300,000	330,067
United Parcel Service, Inc.
2.35%, 05/16/22 (a)	100,000	103,287
2.45%, 10/01/22	200,000	208,722
2.50%, 04/01/23 (a)	250,000	262,951
2.20%, 09/01/24 (a)	250,000	265,074
2.80%, 11/15/24 (a)	75,000	81,494
3.90%, 04/01/25 (a)	200,000	227,844
		7,504,641
		239,331,868

Utility 1.4%
Electric 1.3%
Alabama Power Co.
3.55%, 12/01/23	150,000	164,764
Ameren Corp.
2.50%, 09/15/24 (a)	100,000	106,930

104
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Ameren Illinois Co.
2.70%, 09/01/22 (a)	100,000	103,922
American Electric Power Co., Inc.
3.65%, 12/01/21	100,000	104,164
Avangrid, Inc.
3.15%, 12/01/24 (a)	250,000	273,864
3.20%, 04/15/25 (a)	100,000	110,494
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (a)	250,000	264,057
3.75%, 11/15/23 (a)	300,000	328,902
3.50%, 02/01/25 (a)	100,000	111,402
4.05%, 04/15/25 (a)(c)	450,000	515,635
CenterPoint Energy, Inc.
3.60%, 11/01/21	100,000	103,638
2.50%, 09/01/22 (a)	150,000	155,496
2.50%, 09/01/24 (a)	100,000	106,473
CMS Energy Corp.
5.05%, 03/15/22 (a)	100,000	105,575
Commonwealth Edison Co.
3.40%, 09/01/21 (a)	100,000	102,381
Consumers Energy Co.
3.38%, 08/15/23 (a)	100,000	108,329
Dominion Energy, Inc.
2.00%, 08/15/21 (a)	150,000	152,125
2.72%, 08/15/21	100,000	102,055
3.07%, 08/15/24	300,000	326,023
3.30%, 03/15/25 (a)	100,000	111,104
5.75%, 10/01/54 (a)(b)	22,000	23,386
DTE Electric Co.
3.65%, 03/15/24 (a)	100,000	109,759
DTE Energy Co.
2.60%, 06/15/22	100,000	103,498
3.30%, 06/15/22 (a)	100,000	104,280
3.70%, 08/01/23 (a)	100,000	108,730
3.50%, 06/01/24 (a)	350,000	381,512
2.53%, 10/01/24	100,000	106,401
1.05%, 06/01/25 (a)	200,000	200,945
Duke Energy Carolinas LLC
3.35%, 05/15/22	250,000	262,895
Duke Energy Corp.
1.80%, 09/01/21 (a)	328,000	332,372
3.05%, 08/15/22 (a)	300,000	313,461
3.75%, 04/15/24 (a)	300,000	330,894
Duke Energy Ohio, Inc.
3.80%, 09/01/23 (a)	200,000	218,246
Duke Energy Progress LLC
3.00%, 09/15/21 (a)	200,000	204,350
3.25%, 08/15/25 (a)	250,000	280,527
Edison International
2.40%, 09/15/22 (a)	100,000	101,923
3.13%, 11/15/22 (a)	250,000	259,229
3.55%, 11/15/24 (a)	100,000	106,657
Emera US Finance LP
2.70%, 06/15/21 (a)	100,000	101,529
Enel Generacion Chile S.A.
4.25%, 04/15/24 (a)	100,000	109,961
Entergy Arkansas LLC
3.70%, 06/01/24 (a)	100,000	110,478
Entergy Corp.
4.00%, 07/15/22 (a)	150,000	159,301
0.90%, 09/15/25 (a)	250,000	250,229
Entergy Louisiana LLC
5.40%, 11/01/24	100,000	118,962
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Evergy, Inc.
2.45%, 09/15/24 (a)	250,000	265,437
Eversource Energy
2.75%, 03/15/22 (a)	150,000	155,097
2.80%, 05/01/23 (a)	600,000	632,361
2.90%, 10/01/24 (a)	200,000	216,919
0.80%, 08/15/25 (a)	200,000	200,465
Exelon Corp.
3.50%, 06/01/22 (a)	500,000	523,465
Exelon Generation Co., LLC
4.25%, 06/15/22 (a)	250,000	265,851
3.25%, 06/01/25 (a)	450,000	497,295
FirstEnergy Corp.
2.85%, 07/15/22 (a)	100,000	102,757
4.25%, 03/15/23 (a)	100,000	106,425
2.05%, 03/01/25 (a)	100,000	102,260
Florida Power & Light Co.
2.85%, 04/01/25 (a)	250,000	274,929
Georgia Power Co.
2.85%, 05/15/22	100,000	104,033
2.10%, 07/30/23	100,000	104,802
IPALCO Enterprises, Inc.
3.70%, 09/01/24 (a)	50,000	54,366
ITC Holdings Corp.
2.70%, 11/15/22 (a)	100,000	104,691
3.65%, 06/15/24 (a)	100,000	109,882
MidAmerican Energy Co.
3.50%, 10/15/24 (a)	100,000	111,199
National Rural Utilities Cooperative Finance Corp.
2.40%, 04/25/22 (a)	50,000	51,605
2.30%, 09/15/22 (a)	100,000	103,694
3.40%, 11/15/23 (a)	150,000	162,994
2.95%, 02/07/24 (a)	150,000	161,263
2.85%, 01/27/25 (a)	100,000	109,425
4.75%, 04/30/43 (a)(b)	250,000	257,254
NextEra Energy Capital Holdings, Inc.
4.50%, 06/01/21 (a)	300,000	306,306
2.40%, 09/01/21	250,000	255,267
2.90%, 04/01/22	100,000	103,932
3.30%, 08/15/22	200,000	211,087
1.95%, 09/01/22	100,000	102,939
2.80%, 01/15/23 (a)	500,000	526,307
3.15%, 04/01/24 (a)	145,000	157,521
2.75%, 05/01/25 (a)	350,000	381,094
Northern States Power Co.
2.60%, 05/15/23 (a)	150,000	157,267
Ohio Power Co.
5.38%, 10/01/21	150,000	158,189
Oncor Electric Delivery Co., LLC
2.75%, 06/01/24 (a)	100,000	108,064
Pacific Gas & Electric Co.
1.75%, 06/16/22 (a)	500,000	501,910
4.25%, 08/01/23 (a)	200,000	214,338
Pacific Gas and Electric Co.
3.25%, 06/15/23 (a)	200,000	207,909
3.45%, 07/01/25	400,000	422,016
PacifiCorp
2.95%, 06/01/23 (a)	250,000	266,046
Pinnacle West Capital Corp.
1.30%, 06/15/25 (a)	425,000	434,271
Potomac Electric Power Co.
3.60%, 03/15/24 (a)	100,000	109,881

105
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
PPL Capital Funding, Inc.
4.20%, 06/15/22 (a)	200,000	211,386
3.95%, 03/15/24 (a)	100,000	109,760
Progress Energy, Inc.
3.15%, 04/01/22 (a)	250,000	259,079
PSEG Power LLC
3.85%, 06/01/23 (a)	150,000	162,508
Public Service Electric & Gas Co.
2.38%, 05/15/23 (a)	100,000	104,764
3.25%, 09/01/23 (a)	150,000	162,273
Public Service Enterprise Group, Inc.
2.65%, 11/15/22 (a)	250,000	261,706
2.88%, 06/15/24 (a)	200,000	215,978
0.80%, 08/15/25 (a)	250,000	250,281
Puget Energy, Inc.
6.00%, 09/01/21	150,000	157,852
San Diego Gas & Electric Co.
3.00%, 08/15/21	100,000	102,552
3.60%, 09/01/23 (a)	150,000	162,078
Sempra Energy
3.55%, 06/15/24 (a)	350,000	382,672
Southern California Edison Co.
3.40%, 06/01/23 (a)	100,000	107,076
3.50%, 10/01/23 (a)	150,000	161,472
3.70%, 08/01/25 (a)	250,000	278,456
Southern Power Co.
2.50%, 12/15/21 (a)	200,000	205,176
4.15%, 12/01/25 (a)	250,000	287,607
Southwestern Public Service Co.
3.30%, 06/15/24 (a)	100,000	108,662
The Southern Co.
2.35%, 07/01/21 (a)	200,000	203,040
2.95%, 07/01/23 (a)	500,000	533,067
5.50%, 03/15/57 (a)(b)	75,000	77,691
Virginia Electric & Power Co.
2.95%, 01/15/22 (a)	100,000	102,737
2.75%, 03/15/23 (a)	150,000	158,128
3.45%, 02/15/24 (a)	200,000	217,280
Virginia Electric and Power Co.
3.10%, 05/15/25 (a)	100,000	110,400
WEC Energy Group, Inc.
3.10%, 03/08/22	400,000	417,046
		22,770,398
Natural Gas 0.1%
CenterPoint Energy Resources Corp.
3.55%, 04/01/23 (a)	100,000	107,160
NiSource, Inc.
0.95%, 08/15/25 (a)	350,000	351,113
Sempra Energy
2.90%, 02/01/23 (a)	150,000	158,016
4.05%, 12/01/23 (a)	100,000	109,959
Southern California Gas Co.
3.15%, 09/15/24 (a)	50,000	54,668
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (a)	100,000	105,163
		886,079
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Utility Other 0.0%
American Water Capital Corp.
3.40%, 03/01/25 (a)	150,000	166,334
		23,822,811
Total Corporates
(Cost $431,614,821)		445,984,727

Treasuries 62.8% of net assets
Bonds
8.00%, 11/15/21	105,000	114,963
7.25%, 08/15/22	400,000	455,664
7.63%, 11/15/22	226,000	263,334
7.13%, 02/15/23	700,000	820,121
6.25%, 08/15/23	1,500,000	1,770,879
7.50%, 11/15/24	600,000	783,000
7.63%, 02/15/25	500,000	664,043
6.88%, 08/15/25	1,000,000	1,324,922
Notes
1.25%, 10/31/21	7,996,400	8,099,947
1.50%, 10/31/21	7,600,000	7,720,383
2.00%, 10/31/21	11,765,500	12,020,343
2.00%, 11/15/21	8,525,200	8,717,183
2.88%, 11/15/21	8,200,000	8,470,824
1.50%, 11/30/21	10,300,000	10,475,422
1.75%, 11/30/21	6,810,900	6,947,916
1.88%, 11/30/21	7,129,300	7,283,861
2.63%, 12/15/21	10,750,000	11,094,336
1.63%, 12/31/21	6,700,000	6,832,691
2.00%, 12/31/21	6,574,600	6,737,681
2.13%, 12/31/21	7,780,300	7,985,901
2.50%, 01/15/22	8,000,000	8,258,594
1.38%, 01/31/22	8,100,000	8,241,750
1.50%, 01/31/22	5,025,300	5,121,978
1.88%, 01/31/22	9,044,300	9,265,815
2.00%, 02/15/22	6,715,300	6,897,085
2.50%, 02/15/22	6,500,000	6,723,057
1.13%, 02/28/22	8,400,000	8,524,359
1.75%, 02/28/22	6,243,800	6,394,407
1.88%, 02/28/22	6,969,800	7,150,851
2.38%, 03/15/22	6,800,000	7,033,750
0.38%, 03/31/22	7,900,000	7,930,242
1.75%, 03/31/22	5,310,000	5,445,135
1.88%, 03/31/22	8,755,000	8,994,907
2.25%, 04/15/22	7,700,000	7,963,184
0.13%, 04/30/22	10,400,000	10,398,578
1.75%, 04/30/22	6,700,000	6,879,670
1.88%, 04/30/22	6,570,000	6,759,786
1.75%, 05/15/22	7,200,000	7,397,578
2.13%, 05/15/22	6,900,000	7,133,279
0.13%, 05/31/22	8,500,000	8,498,174
1.75%, 05/31/22	8,000,000	8,225,000
1.88%, 05/31/22	6,200,000	6,387,938
1.75%, 06/15/22	8,500,000	8,744,209
0.13%, 06/30/22	8,100,000	8,098,418
1.75%, 06/30/22	6,200,000	6,382,609
2.13%, 06/30/22	5,700,000	5,906,625
1.75%, 07/15/22	5,700,000	5,871,557
0.13%, 07/31/22	8,300,000	8,298,217
1.88%, 07/31/22	6,100,000	6,302,658
2.00%, 07/31/22	6,100,000	6,317,074
1.50%, 08/15/22	7,450,000	7,648,764
1.63%, 08/15/22	4,300,000	4,425,137
0.13%, 08/31/22	11,500,000	11,498,428
1.63%, 08/31/22	5,750,000	5,920,815
1.88%, 08/31/22	6,200,000	6,415,063

106
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 09/15/22	6,100,000	6,270,133
1.75%, 09/30/22	5,450,000	5,632,873
1.88%, 09/30/22	5,100,000	5,284,078
1.38%, 10/15/22	5,300,000	5,439,332
1.88%, 10/31/22	4,400,000	4,565,516
2.00%, 10/31/22	6,000,000	6,241,641
1.63%, 11/15/22	13,100,000	13,529,332
2.00%, 11/30/22	12,150,000	12,657,832
1.63%, 12/15/22	6,100,000	6,308,496
2.13%, 12/31/22	9,800,000	10,252,867
1.50%, 01/15/23	4,900,000	5,058,293
1.75%, 01/31/23	5,605,000	5,823,288
2.38%, 01/31/23	7,125,000	7,509,360
1.38%, 02/15/23	5,100,000	5,254,793
2.00%, 02/15/23	12,700,000	13,279,437
1.50%, 02/28/23	8,450,000	8,736,838
2.63%, 02/28/23	4,850,000	5,151,041
0.50%, 03/15/23	6,700,000	6,761,766
1.50%, 03/31/23	6,100,000	6,314,215
2.50%, 03/31/23	5,735,000	6,084,029
0.25%, 04/15/23	8,000,000	8,023,438
1.63%, 04/30/23	5,200,000	5,405,359
2.75%, 04/30/23	6,900,000	7,378,957
0.13%, 05/15/23	9,400,000	9,396,328
1.75%, 05/15/23	8,970,000	9,359,985
1.63%, 05/31/23	6,050,000	6,296,254
2.75%, 05/31/23	6,100,000	6,536,293
0.25%, 06/15/23	9,700,000	9,728,797
1.38%, 06/30/23	5,600,000	5,794,906
2.63%, 06/30/23	5,800,000	6,206,453
0.13%, 07/15/23	5,800,000	5,796,828
1.25%, 07/31/23	5,900,000	6,089,445
2.75%, 07/31/23	6,100,000	6,561,789
0.13%, 08/15/23	10,800,000	10,792,828
2.50%, 08/15/23	9,800,000	10,480,258
1.38%, 08/31/23	6,200,000	6,427,414
2.75%, 08/31/23	5,000,000	5,388,867
1.38%, 09/30/23	5,600,000	5,810,656
2.88%, 09/30/23	6,600,000	7,151,461
1.63%, 10/31/23	5,000,000	5,231,641
2.88%, 10/31/23	6,850,000	7,437,334
2.75%, 11/15/23	11,450,000	12,397,309
2.13%, 11/30/23	5,300,000	5,637,047
2.88%, 11/30/23	9,000,000	9,789,961
2.25%, 12/31/23	4,200,000	4,490,719
2.63%, 12/31/23	11,800,000	12,762,898
2.25%, 01/31/24	3,500,000	3,747,734
2.50%, 01/31/24	12,550,000	13,544,686
2.75%, 02/15/24	8,000,000	8,710,938
2.13%, 02/29/24	3,900,000	4,165,078
2.38%, 02/29/24	4,300,000	4,629,387
2.13%, 03/31/24	11,250,000	12,030,029
2.00%, 04/30/24	5,000,000	5,331,641
2.25%, 04/30/24	7,950,000	8,548,734
2.50%, 05/15/24	9,000,000	9,769,219
2.00%, 05/31/24	12,550,000	13,396,635
1.75%, 06/30/24	8,400,000	8,897,109
2.00%, 06/30/24	3,200,000	3,420,500
1.75%, 07/31/24	6,200,000	6,573,695
2.13%, 07/31/24	4,500,000	4,837,676
2.38%, 08/15/24	12,400,000	13,461,750
1.25%, 08/31/24	8,000,000	8,331,875
1.88%, 08/31/24	4,900,000	5,225,582
1.50%, 09/30/24	6,700,000	7,050,441
2.13%, 09/30/24	5,310,000	5,722,355
1.50%, 10/31/24	7,450,000	7,846,072
2.25%, 10/31/24	4,500,000	4,879,160
2.25%, 11/15/24	12,500,000	13,563,477
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 11/30/24	7,050,000	7,430,865
2.13%, 11/30/24	4,400,000	4,753,719
1.75%, 12/31/24	7,600,000	8,099,047
2.25%, 12/31/24	5,800,000	6,304,781
1.38%, 01/31/25	8,750,000	9,188,525
2.50%, 01/31/25	6,300,000	6,927,047
2.00%, 02/15/25	11,300,000	12,183,695
1.13%, 02/28/25	7,800,000	8,112,000
2.75%, 02/28/25	4,800,000	5,339,063
0.50%, 03/31/25	7,600,000	7,689,656
2.63%, 03/31/25	4,200,000	4,655,438
0.38%, 04/30/25	8,700,000	8,750,977
2.88%, 04/30/25	5,250,000	5,889,229
2.13%, 05/15/25	12,800,000	13,921,500
0.25%, 05/31/25	9,300,000	9,300,000
2.88%, 05/31/25	4,800,000	5,394,375
0.25%, 06/30/25	5,000,000	4,998,242
2.75%, 06/30/25	4,900,000	5,485,512
0.25%, 07/31/25	7,600,000	7,594,953
2.88%, 07/31/25	5,000,000	5,636,523
2.00%, 08/15/25	15,000,000	16,273,242
0.25%, 08/31/25	12,500,000	12,491,699
2.75%, 08/31/25	5,000,000	5,614,453
Total Treasuries
(Cost $1,042,266,081)		1,064,284,804

Government Related 10.3% of net assets

Agency 5.3%
Foreign 2.1%
Austria 0.1%
Oesterreichische Kontrollbank AG
2.88%, 09/07/21	250,000	256,609
2.63%, 01/31/22	200,000	206,684
1.63%, 09/17/22	200,000	205,616
2.88%, 03/13/23	350,000	372,818
3.13%, 11/07/23	550,000	598,708
1.50%, 02/12/25	200,000	209,508
		1,849,943
British Virgin Islands 0.0%
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	250,000	263,161
Canada 0.1%
CNOOC Finance 2014 ULC
4.25%, 04/30/24	450,000	499,619
Export Development Canada
2.00%, 05/17/22	450,000	463,631
1.75%, 07/18/22	400,000	411,344
2.50%, 01/24/23	150,000	158,115
1.38%, 02/24/23	250,000	256,981
2.75%, 03/15/23	150,000	159,373
2.63%, 02/21/24	250,000	270,291
		2,219,354
China 0.0%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	100,000	101,667

107
Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Colombia 0.0%
Ecopetrol S.A.
5.88%, 09/18/23	250,000	276,961
4.13%, 01/16/25	150,000	159,016
		435,977
Germany 1.1%
FMS Wertmanagement
1.38%, 06/08/21 (h)	200,000	201,821
2.00%, 08/01/22 (h)	200,000	206,792
2.75%, 03/06/23 (h)	500,000	531,610
2.75%, 01/30/24 (h)	250,000	270,911
Kreditanstalt Fuer Wiederaufbau
1.50%, 06/15/21 (h)	700,000	707,143
2.38%, 08/25/21 (h)	239,000	244,050
1.75%, 09/15/21 (h)	150,000	152,392
2.00%, 11/30/21 (h)	200,000	204,432
3.13%, 12/15/21 (h)	1,400,000	1,452,339
2.63%, 01/25/22 (h)	605,000	625,401
2.50%, 02/15/22 (h)	650,000	671,586
2.13%, 03/07/22 (h)	300,000	308,756
2.13%, 06/15/22 (h)	700,000	723,884
1.75%, 08/22/22 (h)	1,000,000	1,030,420
2.00%, 09/29/22 (h)	300,000	311,147
2.00%, 10/04/22 (h)	600,000	622,362
2.38%, 12/29/22 (h)	500,000	525,027
2.13%, 01/17/23 (h)	2,000,000	2,090,360
1.63%, 02/15/23 (h)	650,000	672,288
2.63%, 02/28/24 (h)	950,000	1,028,156
1.38%, 08/05/24 (h)	350,000	364,842
2.50%, 11/20/24 (h)	600,000	654,834
0.38%, 07/18/25 (h)	2,250,000	2,250,776
Landwirtschaftliche Rentenbank
1.75%, 09/24/21 (h)	100,000	101,627
2.25%, 10/01/21 (h)	100,000	102,187
2.00%, 12/06/21 (h)	350,000	357,753
3.13%, 11/14/23 (h)	200,000	218,177
2.00%, 01/13/25 (h)	250,000	267,504
0.50%, 05/27/25 (h)	300,000	301,400
2.38%, 06/10/25 (h)	750,000	819,015
		18,018,992
Japan 0.3%
Japan Bank for International Cooperation
1.50%, 07/21/21	600,000	606,153
2.50%, 06/01/22	200,000	207,424
2.38%, 11/16/22	300,000	313,014
1.75%, 01/23/23	300,000	309,758
0.63%, 05/22/23	750,000	754,436
3.25%, 07/20/23	750,000	810,495
3.38%, 07/31/23	200,000	217,046
3.38%, 10/31/23	200,000	218,293
2.50%, 05/23/24	450,000	483,619
3.00%, 05/29/24	200,000	218,580
1.75%, 10/17/24	200,000	210,009
2.13%, 02/10/25	200,000	213,635
2.50%, 05/28/25	1,000,000	1,089,860
		5,652,322
Norway 0.1%
Equinor A.S.A.
3.15%, 01/23/22	250,000	259,755
2.45%, 01/17/23	150,000	157,266
2.65%, 01/15/24	193,000	206,630
3.70%, 03/01/24	200,000	222,780
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.25%, 11/10/24	100,000	110,981
2.88%, 04/06/25 (a)	250,000	274,182
		1,231,594
Republic of Korea 0.2%
Export-Import Bank of Korea
2.50%, 05/10/21	17,000	17,221
4.38%, 09/15/21	250,000	259,713
2.75%, 01/25/22	400,000	411,908
2.38%, 06/25/24	200,000	211,593
2.88%, 01/21/25	200,000	217,346
The Korea Development Bank
4.63%, 11/16/21	200,000	209,617
3.00%, 03/19/22	200,000	207,346
3.00%, 09/14/22	200,000	209,599
2.75%, 03/19/23	200,000	210,471
3.75%, 01/22/24	900,000	987,858
		2,942,672
Sweden 0.2%
Svensk Exportkredit AB
1.63%, 09/12/21	200,000	202,740
3.13%, 11/08/21	250,000	258,344
2.38%, 03/09/22	300,000	309,341
1.63%, 11/14/22	200,000	205,649
2.88%, 03/14/23	250,000	265,896
1.75%, 12/12/23	550,000	574,882
0.38%, 07/30/24	500,000	499,862
0.63%, 05/14/25	225,000	226,420
0.50%, 08/26/25	350,000	350,000
		2,893,134
		35,608,816
U.S. 3.2%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	750,000	828,735
Fannie Mae
1.38%, 10/07/21	400,000	405,434
2.63%, 01/11/22	4,050,000	4,188,166
1.88%, 04/05/22	500,000	513,878
2.25%, 04/12/22	2,500,000	2,585,837
2.38%, 01/19/23	1,250,000	1,315,206
0.25%, 05/22/23	3,000,000	3,003,405
2.88%, 09/12/23	800,000	864,168
1.75%, 07/02/24	500,000	528,162
1.63%, 01/07/25	500,000	527,562
0.63%, 04/22/25	1,000,000	1,010,165
0.50%, 06/17/25	1,500,000	1,506,000
Federal Farm Credit Banks Funding Corp.
1.95%, 11/02/21	500,000	509,593
0.38%, 04/08/22	600,000	602,169
Federal Home Loan Bank
2.38%, 09/10/21	250,000	255,698
3.00%, 10/12/21	3,600,000	3,714,858
1.88%, 11/29/21	1,000,000	1,021,890
1.63%, 12/20/21	6,500,000	6,627,400
0.13%, 08/12/22	2,000,000	1,999,040
2.50%, 02/13/24	1,800,000	1,940,706
1.50%, 08/15/24	200,000	209,928
0.50%, 04/14/25	3,000,000	3,018,870
0.50%, 06/13/25	500,000	501,423
Freddie Mac
2.38%, 01/13/22	528,000	544,170
0.25%, 06/08/22	4,000,000	4,008,920

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 06/19/23	2,100,000	2,248,218
0.25%, 06/26/23	3,000,000	3,001,170
0.25%, 08/24/23	5,000,000	5,001,800
1.50%, 02/12/25	200,000	209,951
0.38%, 07/21/25	1,000,000	998,150
		53,690,672
		89,299,488

Local Authority 0.7%
Foreign 0.6%
Canada 0.6%
Hydro-Quebec
8.40%, 01/15/22	100,000	111,068
Province of Alberta
2.20%, 07/26/22	250,000	258,688
3.35%, 11/01/23	323,000	352,120
2.95%, 01/23/24	600,000	649,533
1.88%, 11/13/24	350,000	369,014
1.00%, 05/20/25	400,000	406,642
Province of British Columbia
2.00%, 10/23/22	350,000	362,978
1.75%, 09/27/24	150,000	158,136
Province of Manitoba
2.13%, 05/04/22	100,000	102,951
2.10%, 09/06/22	100,000	103,404
2.60%, 04/16/24	250,000	268,880
3.05%, 05/14/24	300,000	327,345
Province of New Brunswick
2.50%, 12/12/22	100,000	104,477
Province of Ontario
2.50%, 09/10/21	250,000	255,586
2.40%, 02/08/22	700,000	720,993
2.55%, 04/25/22	300,000	310,966
2.25%, 05/18/22	250,000	258,231
2.45%, 06/29/22	250,000	259,656
2.20%, 10/03/22	250,000	259,592
1.75%, 01/24/23	900,000	930,271
3.40%, 10/17/23	400,000	436,896
3.05%, 01/29/24	450,000	489,523
7.13%, 02/09/24	100,000	122,264
3.20%, 05/16/24	200,000	219,858
Province of Quebec
2.75%, 08/25/21	300,000	307,168
2.38%, 01/31/22	400,000	411,614
2.63%, 02/13/23	250,000	263,745
2.50%, 04/09/24	250,000	268,559
2.88%, 10/16/24	1,000,000	1,097,615
1.50%, 02/11/25	350,000	364,852
0.60%, 07/23/25	750,000	751,875
Province of Saskatchewan
8.50%, 07/15/22	25,000	28,704
		11,333,204
U.S. 0.1%
Illinois
4.95%, 06/01/23	88,636	90,050
Port Authority of New York & New Jersey
Consolidated Bonds AAA Series
1.09%, 07/01/23	300,000	304,127
State Board of Administration Finance Corp.
2.64%, 07/01/21	250,000	254,599
Security Rate, Maturity Date	Face Amount ($)	Value ($)
State of California
5.70%, 11/01/21	85,000	90,309
University of California
0.88%, 05/15/25 (a)	250,000	254,985
		994,070
		12,327,274

Sovereign 0.7%
Canada 0.1%
Canada Government International Bond
2.63%, 01/25/22	300,000	310,170
2.00%, 11/15/22	650,000	675,571
1.63%, 01/22/25	900,000	949,725
		1,935,466
Chile 0.0%
Chile Government International Bond
2.25%, 10/30/22	150,000	155,813
Colombia 0.1%
Colombia Government International Bond
4.38%, 07/12/21	200,000	205,946
2.63%, 03/15/23 (a)	400,000	411,142
4.00%, 02/26/24 (a)	400,000	428,574
		1,045,662
Hungary 0.1%
Hungary Government International Bond
5.38%, 02/21/23	500,000	553,287
5.75%, 11/22/23	210,000	241,749
5.38%, 03/25/24	350,000	403,666
		1,198,702
Indonesia 0.0%
Indonesia Government International Bond
2.95%, 01/11/23	200,000	208,687
4.45%, 02/11/24	200,000	221,568
		430,255
Israel 0.0%
Israel Government International Bond
4.00%, 06/30/22	250,000	265,795
3.15%, 06/30/23	500,000	536,770
		802,565
Italy 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	750,000	875,572
2.38%, 10/17/24	500,000	518,613
		1,394,185
Mexico 0.1%
Mexico Government International Bond
3.63%, 03/15/22	300,000	314,910
4.00%, 10/02/23	750,000	818,932
3.60%, 01/30/25	250,000	272,439
3.90%, 04/27/25 (a)	200,000	220,710
		1,626,991

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Panama 0.0%
Panama Government International Bond
4.00%, 09/22/24 (a)	200,000	220,752
3.75%, 03/16/25 (a)	200,000	220,190
		440,942
Philippines 0.1%
Philippine Government International Bond
4.20%, 01/21/24	600,000	666,606
10.63%, 03/16/25	500,000	713,213
		1,379,819
Poland 0.1%
Republic of Poland Government International Bond
5.00%, 03/23/22	600,000	644,076
3.00%, 03/17/23	500,000	532,167
4.00%, 01/22/24	400,000	447,158
		1,623,401
Republic of Korea 0.0%
Korea International Bond
3.88%, 09/11/23	200,000	219,919
Uruguay 0.0%
Uruguay Government International Bond
8.00%, 11/18/22	51,000	55,503
4.50%, 08/14/24	150,000	165,551
		221,054
		12,474,774

Supranational* 3.6%
African Development Bank
1.25%, 07/26/21	164,000	165,528
2.38%, 09/23/21	350,000	357,907
1.63%, 09/16/22	250,000	257,108
2.13%, 11/16/22	450,000	468,635
0.75%, 04/03/23	875,000	886,567
3.00%, 09/20/23	350,000	379,188
Asian Development Bank
1.75%, 06/08/21	300,000	303,551
2.13%, 11/24/21	500,000	511,713
2.00%, 02/16/22	900,000	923,314
1.88%, 02/18/22	100,000	102,410
0.63%, 04/07/22	1,100,000	1,107,133
1.88%, 07/19/22	1,000,000	1,031,070
1.88%, 08/10/22	100,000	103,201
1.75%, 09/13/22	600,000	618,558
1.63%, 01/24/23	300,000	309,993
2.75%, 03/17/23	550,000	585,027
0.25%, 07/14/23	750,000	750,360
2.63%, 01/30/24	600,000	647,802
1.50%, 10/18/24	900,000	944,059
2.00%, 01/22/25	200,000	214,190
0.63%, 04/29/25	1,250,000	1,263,475
0.38%, 09/03/25 (e)	1,000,000	997,715
Corp. Andina de Fomento
2.13%, 09/27/21	250,000	253,559
3.25%, 02/11/22	100,000	103,186
4.38%, 06/15/22	150,000	158,760
2.75%, 01/06/23	100,000	103,926
2.38%, 05/12/23	300,000	310,295
3.75%, 11/23/23	150,000	162,643
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Council of Europe Development Bank
1.75%, 09/26/22	200,000	206,272
2.63%, 02/13/23	250,000	264,464
0.25%, 06/10/23	150,000	150,035
2.50%, 02/27/24	150,000	161,379
1.38%, 02/27/25	150,000	156,572
European Bank for Reconstruction & Development
1.88%, 07/15/21	200,000	202,879
1.50%, 11/02/21	350,000	355,161
2.75%, 03/07/23	150,000	159,431
0.25%, 07/10/23	500,000	500,128
1.63%, 09/27/24	150,000	157,729
1.50%, 02/13/25	150,000	157,400
0.50%, 05/19/25	600,000	603,228
European Investment Bank
1.38%, 09/15/21	550,000	556,597
2.13%, 10/15/21	805,000	822,259
2.88%, 12/15/21	450,000	465,453
2.25%, 03/15/22	850,000	876,805
2.63%, 05/20/22	450,000	468,650
2.38%, 06/15/22	800,000	831,020
1.38%, 09/06/22	500,000	511,795
2.00%, 12/15/22	750,000	780,742
2.50%, 03/15/23	1,400,000	1,481,025
1.38%, 05/15/23	250,000	257,851
2.88%, 08/15/23	550,000	592,955
0.25%, 09/15/23	500,000	500,295
3.13%, 12/14/23	1,000,000	1,094,195
3.25%, 01/29/24	2,150,000	2,368,537
2.63%, 03/15/24	700,000	757,953
2.25%, 06/24/24	450,000	483,602
2.50%, 10/15/24	200,000	218,003
1.88%, 02/10/25	450,000	480,179
1.63%, 03/14/25	650,000	687,070
0.63%, 07/25/25	1,000,000	1,012,025
Inter-American Development Bank
1.88%, 07/23/21	200,000	202,943
1.25%, 09/14/21	700,000	707,423
2.13%, 01/18/22	300,000	307,844
1.75%, 04/14/22	550,000	563,618
1.75%, 09/14/22	100,000	103,097
2.50%, 01/18/23	750,000	790,297
0.50%, 05/24/23	1,250,000	1,259,362
3.00%, 10/04/23	950,000	1,030,541
0.25%, 11/15/23 (e)	1,000,000	999,650
2.63%, 01/16/24	1,100,000	1,186,636
3.00%, 02/21/24	250,000	273,355
2.13%, 01/15/25	1,600,000	1,721,184
1.75%, 03/14/25	400,000	424,640
0.88%, 04/03/25	150,000	153,345
0.63%, 07/15/25	350,000	353,866
International Bank for Reconstruction & Development
2.25%, 06/24/21	300,000	304,947
2.75%, 07/23/21	600,000	613,584
1.38%, 09/20/21	1,050,000	1,062,710
2.00%, 01/26/22	950,000	973,759
1.63%, 02/10/22	600,000	612,123
2.13%, 07/01/22	500,000	517,440
1.88%, 10/07/22	450,000	465,642
2.13%, 02/13/23	150,000	156,963
1.75%, 04/19/23	250,000	260,018
1.88%, 06/19/23	200,000	209,194
3.00%, 09/27/23	1,500,000	1,626,495
2.50%, 03/19/24	550,000	593,117
1.50%, 08/28/24	550,000	575,902
2.50%, 11/25/24	700,000	763,756
1.63%, 01/15/25	1,500,000	1,581,367

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.13%, 03/03/25	100,000	107,831
0.75%, 03/11/25	450,000	457,679
0.63%, 04/22/25	1,000,000	1,011,415
0.38%, 07/28/25	1,250,000	1,248,700
2.50%, 07/29/25	1,500,000	1,653,645
International Finance Corp.
1.13%, 07/20/21	175,000	176,409
2.00%, 10/24/22	200,000	207,636
2.88%, 07/31/23	400,000	430,570
1.38%, 10/16/24	350,000	365,178
0.38%, 07/16/25	750,000	749,932
Nordic Investment Bank
1.25%, 08/02/21	300,000	302,841
2.25%, 09/30/21	200,000	204,322
0.38%, 05/19/23	200,000	200,873
2.25%, 05/21/24	400,000	428,852
The Asian Infrastructure Investment Bank
2.25%, 05/16/24	400,000	428,300
0.50%, 05/28/25	500,000	501,530
		61,213,093
Total Government Related
(Cost $171,716,298)		175,314,629
Security	Number of Shares	Value ($)
Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.04% (i)	17,794,424	17,794,424
Total Other Investment Company
(Cost $17,794,424)		17,794,424
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(b)	Security converts to floating rate after the fixed-rate coupon period.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,863,258 or 0.6% of net assets.
(d)	Issuer is affiliated with the fund’s investment adviser.
(e)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(f)	Variable-rate security.
(g)	Interest rate is subject to adjustments from time to time if a nationally recognized statistical rating organization downgrades (or subsequently upgrades) the debt rating assigned to the bond.
(h)	Guaranteed by the Republic of Germany.
(i)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2020 (continued)

The fund owns corporate bonds of an affiliate, The Charles Schwab Corp., since those corporate bonds are included in its index. Below is a summary of investment activities involving The Charles Schwab Corp. notes owned by the fund during the period ended August 31, 2020:
	Value at 08/31/19	Gross Purchases*	Gross Sales	Realized Gains (Losses)	Net Change in Unrealized Appreciation (depreciation)	Value at 08/31/20	Face Amount at 08/31/20	Interest Income Earned
Charles Schwab Corp., 3.25%, 05/21/21	$—	$151,795	($153,732)	$1,937	$—	$—	—	$2,302
Charles Schwab Corp., 2.65%, 01/25/23	—	76,281	—	—	2,780	79,061	75,000	789
Charles Schwab Corp., 3.55%, 02/01/24	—	108,159	—	—	1,645	109,804	100,000	976
Charles Schwab Corp., 4.20%, 03/24/25	—	221,137	—	—	11,228	232,365	200,000	2,112
Charles Schwab Corp., 3.85%, 05/21/25	—	169,587	—	—	1,819	171,406	150,000	1,155
Total	$—	$726,959	($153,732)	$1,937	$17,472	$592,636		$7,334
* Amount includes amortization of premiums and/or accretion of discounts.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$445,984,727	$—	$445,984,727
Treasuries	—	1,064,284,804	—	1,064,284,804
Government Related[1]	—	175,314,629	—	175,314,629
Other Investment Company[1]	17,794,424	—	—	17,794,424
Total	$17,794,424	$1,685,584,160	$—	$1,703,378,584
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Short-Term Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in affiliated issuer, at value (cost $575,164)		$592,636
Investments in unaffiliated issuers, at value (cost $1,662,816,460)		1,702,785,948
Cash		1,596,903
Receivables:
Investments sold		49,364,395
Fund shares sold		21,010,930
Interest		8,009,748
Dividends	+	784
Total assets		1,783,361,344
Liabilities
Payables:
Investments bought		83,601,981
Investments bought — delayed-delivery		3,187,112
Investment adviser fees		81,754
Fund shares redeemed		1,527,184
Distributions to shareholders	+	624,674
Total liabilities		89,022,705
Net Assets
Total assets		1,783,361,344
Total liabilities	–	89,022,705
Net assets		$1,694,338,639
Net Assets by Source
Capital received from investors		1,650,271,466
Total distributable earnings		44,067,173

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,694,338,639		163,076,341		$10.39

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Schwab Short-Term Bond Index Fund
Statement of Operations

For the period September 1, 2019 through August 31, 2020
Investment Income
Interest received from affiliated issuer		$7,334
Interest received from unaffiliated issuers		21,614,066
Dividends received from unaffiliated issuers	+	49,512
Total investment income		21,670,912
Expenses
Investment adviser fees		665,222
Total expenses	–	665,222
Net investment income		21,005,690
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		1,937
Net realized gains on unaffiliated investments	+	7,070,250
Net realized gains		7,072,187
Net change in unrealized appreciation (depreciation) on affiliated issuer		17,472
Net change in unrealized appreciation (depreciation) on unaffiliated investments	+	20,973,055
Net change in unrealized appreciation (depreciation)	+	20,990,527
Net realized and unrealized gains		28,062,714
Increase in net assets resulting from operations		$49,068,404
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Schwab Short-Term Bond Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/19-8/31/20		9/1/18-8/31/19
Net investment income		$21,005,690	$16,642,050
Net realized gains (losses)		7,072,187	(1,090,017)
Net change in unrealized appreciation (depreciation)	+	20,990,527	26,217,817
Increase in net assets from operations		49,068,404	41,769,850
Distributions to Shareholders
Total distributions		($21,004,922)	($16,642,065)

Transactions in Fund Shares
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		120,290,629	$1,236,682,012	52,440,349	$519,171,340
Shares reinvested		1,412,346	14,453,769	1,246,712	12,386,838
Shares redeemed	+	(45,172,807)	(461,824,744)	(20,417,924)	(202,012,899)
Net transactions in fund shares		76,530,168	$789,311,037	33,269,137	$329,545,279
Shares Outstanding and Net Assets
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		86,546,173	$876,964,120	53,277,036	$522,291,056
Total increase	+	76,530,168	817,374,519	33,269,137	354,673,064
End of period		163,076,341	$1,694,338,639	86,546,173	$876,964,120
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Schwab Taxable Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab High Yield Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab 1000 Index® Fund
Schwab Tax-Free Bond Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee
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2. Significant Accounting Policies (continued):
regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
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2. Significant Accounting Policies (continued):
TBA Commitments: The funds may enter into “TBA” (to-be-announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current fair value generally according to the procedures described above in the Security Valuation section. The funds’ use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab U.S. Aggregate Bond Index Fund posts and receives variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of August 31, 2020, the funds had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities
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2. Significant Accounting Policies (continued):
may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory Agreement between CSIM and the Schwab Treasury Inflation Protected Securities Index Fund and an Investment Advisory Agreement between CSIM and the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, CSIM pays the operating expenses of the funds, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund’s Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds, except for the Schwab Treasury Inflation Protected Securities Index Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.
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3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are index funds. Therefore, they follow the securities included in their respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of its index.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates generally causes a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which a fund invests.
Sampling Index Tracking Risk. An index fund may not fully replicate its respective index and may hold securities not included in the respective index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Concentration Risk. To the extent that a fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
Non-U.S. Issuer Risk. Certain funds may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. A fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which a fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities
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3. Risk Factors (continued):
tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in fair value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Certain funds may invest in derivative instruments. The principal types of derivatives used by the funds are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk, liquidity risk and leverage risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Inflation-Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Leverage Risk. Certain fund transactions, such as derivatives transactions, TBA transactions and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
Portfolio Turnover Risk (Schwab U.S. Aggregate Bond Index Fund only). A fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index, primarily due to the fund rolling over its positions in TBAs as it tracks the portion of the index represented by mortgage-backed securities. A higher portfolio turnover rate may result in increased transaction costs, which may lower a fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to a fund’s shareholders.
Please refer to the funds’ prospectuses for a more complete description of the principal risks of investing in the funds.
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4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
0.05%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2020, as applicable:
	Underlying Funds
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Schwab MarketTrack Growth Portfolio	—%	2.7%	—%
Schwab MarketTrack Balanced Portfolio	—%	4.0%	0.3%
Schwab MarketTrack Conservative Portfolio	—%	3.6%	0.2%
Schwab Target 2010 Fund	0.3%	0.3%	0.3%
Schwab Target 2015 Fund	0.3%	0.4%	0.4%
Schwab Target 2020 Fund	2.2%	2.7%	2.8%
Schwab Target 2025 Fund	0.9%	2.1%	2.1%
Schwab Target 2030 Fund	0.3%	2.5%	2.6%
Schwab Target 2035 Fund	—%	0.9%	0.9%
Schwab Target 2040 Fund	—%	1.3%	1.3%
Schwab Target 2045 Fund	—%	0.1%	0.1%
Schwab Target 2050 Fund	—%	0.1%	0.1%
Schwab Target 2055 Fund	—%	0.0%*	0.0%*
Schwab Target 2060 Fund	—%	0.0%*	0.0%*
Schwab Monthly Income Fund — Moderate Payout	—%	0.5%	—%
Schwab Monthly Income Fund — Enhanced Payout	—%	1.2%	—%
Schwab Monthly Income Fund — Maximum Payout	—%	1.4%	—%
Schwab Balanced Fund	—%	4.6%	—%
*	Less than 0.05%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. The independent trustees are paid by CSIM. For more information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was further amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on November 29, 2019. On November 29, 2019, the Uncommitted Credit Facility was amended to run for a new 364 day period, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
All of the funds also have access to custodian overdraft facilities. The funds may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2020, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$731,115,756	$—	$731,115,756
Schwab U.S. Aggregate Bond Index Fund	3,740,330,462	827,187,272	4,567,517,734
Schwab Short-Term Bond Index Fund	1,126,474,627	390,767,386	1,517,242,013
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Treasury Inflation Protected Securities Index Fund	$322,241,311	$—	$322,241,311
Schwab U.S. Aggregate Bond Index Fund	2,744,926,214	230,654,258	2,975,580,472
Schwab Short-Term Bond Index Fund	610,563,847	114,235,398	724,799,245
*	Includes securities guaranteed by U.S. Government Agencies.
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8. Federal Income Taxes:
As of August 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Tax cost	$1,300,326,291	$4,621,995,635	$1,663,584,185
Gross unrealized appreciation	$135,151,206	$269,796,790	$40,083,823
Gross unrealized depreciation	(7,573,121)	(6,511,141)	(289,424)
Net unrealized appreciation (depreciation)	$127,578,085	$263,285,649	$39,794,399
As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Undistributed ordinary income	$6,081,757	$1,625,306	$2,211,066
Undistributed long-term capital gains	1,027,555	5,441,247	2,686,382
Net unrealized appreciation (depreciation) on investments	127,578,085	263,285,649	39,794,399
Total	$134,687,397	$270,352,202	$44,691,847
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and sales on TIPS.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2020, the funds had no capital loss carryforwards available to offset future net capital gains.
For the fiscal year ended August 31, 2020, the funds had capital loss carryforwards utilized as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Capital loss carryforwards utilized	$1,025,834	$13,995,864	$2,772,420
The tax basis components of distributions paid during the current and prior fiscal years ended were as follows:
	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Current Period Distributions
Ordinary income	$14,928,816	$93,281,965	$21,004,922
Prior Period Distributions
Ordinary income	$19,431,771	$72,211,474	$16,642,065
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2020, the funds did not incur any interest or penalties.

9. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended August 31, 2018 and August 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund, and Schwab Short-Term Bond Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund, and Schwab Short-Term Bond Index Fund (the “Funds”), three of the funds constituting Schwab Investments, as of August 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes for the year ended August 31, 2019 and the financial highlights for each of the four years or periods in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 19, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of

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account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and each Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations that, with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. Based on this evaluation, the Board

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concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the
Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
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Annual Report  |  August 31, 2020
Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

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Two ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Tax-Free Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2020
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	2.52%
Bloomberg Barclays Municipal 3-15 Year Blend Index[1]	3.50%
S&P National AMT-Free Municipal Bond Index	3.01%
Fund Category: Morningstar Municipal National Intermediate Bond*	2.36%
Performance Details	pages 8-10

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	2.54%
Bloomberg Barclays California Municipal 3-15 Year Blend Index[2]	3.61%
S&P California AMT-Free Municipal Bond Index	3.50%
Fund Category: Morningstar Municipal California Intermediate/Short Bond*	1.90%
Performance Details	pages 11-13
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Effective January 1, 2020, the fund changed its benchmark index from the S&P National AMT-Free Municipal Bond Index to the Bloomberg Barclays Municipal 3-15 Year Blend Index. Charles Schwab Investment Management, Inc. believes the benchmark index change provides a more appropriate comparison for evaluating the fund’s performance.
[2]	Effective January 1, 2020, the fund changed its benchmark index from the S&P California AMT-Free Municipal Bond Index to the Bloomberg Barclays California Municipal 3-15 Year Blend Index. Charles Schwab Investment Management, Inc. believes the benchmark index change provides a more appropriate comparison for evaluating the fund’s performance. The Bloomberg Barclays California Municipal 3-15 Year Blend Index was established effective January 1, 2020. Performance shown prior to January 1, 2020 is based on a subset of securities included in the Bloomberg Barclays Municipal 3-15 Year Blend Index.
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Schwab Tax-Free Bond Funds
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the funds covered
in this report.
Dear Shareholder,
The 12-month reporting period ended August 31, 2020 has been witness to a number of historic events that have significantly impacted lives on both a personal and economic level. This period was also one of the most volatile investing environments on record. Up until the last week of February, the outlook for bond yields was favorable. U.S. stock market performance was also strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. But the rapid spread of COVID-19 around the world brought many economies to an abrupt halt. A new record was set for the fastest U.S. market decline, with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% over just 22 trading days in late February and early March. Against this backdrop, the U.S. Federal Reserve cut interest rates to near zero in March and the bond market generally saw prices rise as yields on government and U.S. Treasury securities pushed down to historic lows. (Bond yields and bond prices typically move in opposite directions.) Conversely, demand for municipal bonds fell sharply amid downgrade concerns, creating spikes in yields and reductions in liquidity, before later stabilizing. By the end of the reporting period, however, stocks had rebounded. Major equity indices reached new highs in August, while bond yields remained relatively low. In this environment, the broad U.S. municipal bond market, as measured by the Bloomberg Barclays General Municipal Bond Index, returned 3.2% during the 12-month reporting period ended August 31, 2020. In contrast, the S&P 500® Index returned 21.9% during the same period.
This varied performance of asset classes is a good reminder of the importance of diversification. At Charles Schwab Investment Management, we believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. In addition to providing diversification, an allocation to municipal bonds can provide tax-exempt income and help to manage overall portfolio volatility. The Schwab Tax-Free Bond Funds also offer active management by an experienced investment team that employs extensive credit research in maintaining a mix of securities that seek to maximize current income while maintaining each fund’s credit standards. Investors in the funds may benefit not only from convenient access to investment-grade municipal securities from a broad range of issuers, but also from a disciplined investment process.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Tax-Free Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ In addition to providing diversification, an allocation to municipal bonds can provide tax-exempt income and help to manage overall portfolio volatility.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
The Investment Environment

For the 12-month reporting period ended August 31, 2020, most fixed-income markets generated positive returns. Up until the final week of the first half of the reporting period, global equity markets were positive, with major market indices hitting new highs in mid-February. However, beginning in late February, the COVID-19 outbreak wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. As investors flocked to the perceived safety of U.S. Treasury securities, bond prices soared as yields were driven to historically low levels. (Bond yields and bond prices typically move in opposite directions.) By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S., historic volatility remained. Demand for muni bonds fell sharply, creating spikes in yields and reductions in liquidity. By the end of the reporting period, several major market indices exceeded their February highs and most bond prices had resumed their upward momentum. For the reporting period, the Bloomberg Barclays California Municipal 3-15 Year Blend Index returned 3.61% and the S&P California AMT-Free Municipal Bond Index returned 3.50%. For the same period, the Bloomberg Barclays Municipal 3-15 Year Blend Index returned 3.50% and the S&P National AMT-Free Municipal Bond Index returned 3.01%.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. In December, an announced partial trade resolution between the U.S. and China helped ease market tensions. U.S. gross domestic product (GDP) grew at an annual rate of 2.1% in the third and fourth quarters of 2019, up from 2.0% in the second quarter, but in the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. GDP fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through August, dropping below double digits in August. Consumer confidence, which remained solid through February, also fell steeply in March and
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
The Investment Environment (continued)

April. By June, consumer confidence recovered before falling again in July and August. Inflation crept up slightly in January and February, before retreating in March, April, and May, with April seeing the largest monthly decline since December 2008. Inflation began to climb again in June.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., the Fed enacted three interest rate cuts in the second half of 2019—in July, September, and October, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing. As the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates twice in 2020—by 0.50% in early March and by 1.00% in mid-March—resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment.
The muni bond market generated strong returns in 2019, due in part to the Fed’s shift to a more accommodative stance, with muni bonds posting strong performance relative to U.S. Treasuries. That momentum continued into 2020, buoyed by worries on multiple fronts including the U.S.-Iran conflict, impeachment hearings, and the COVID-19 outbreak. Investors flocked to higher-quality assets, pushing interest rates lower. However, as the implications of the COVID-19 pandemic grew and state and local governments experienced a sharp and sudden drop in economic activity and an increase in expenses amid stay-at-home orders and business shutdowns, muni bond demand fell steeply. Credit markets began stabilizing in May and as investors began to look for yield in the exceedingly low interest rate environment, high-quality muni bonds were in particular demand. While new issuance was curtailed in March, muni bond issuers have taken advantage of low interest rates to increase issuance as demand has risen.
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Schwab Tax-Free Bond Funds
California State Investment Environment

California’s decade-long period of economic growth ended with the onset of the COVID-19 pandemic and resulting disruption to the economy. The state’s record level of financial reserves, as well as federal COVID-19 aid, have helped cushion the near-term recessionary impact of the COVID-19 pandemic containment efforts on the state’s financial position, although half its reserves may be depleted by the end of the state’s fiscal year in June 2021.
California started fiscal 2020 (ended June 30, 2020) in a strong revenue position with the state’s major taxes running ahead of forecast through the first eight months (July 2019 – February 2020) of the fiscal year. The trend quickly reversed, however, as COVID-19 containment efforts led to a decline in sales and use taxes and personal and business income tax payments were delayed by up to three months to July. Nevertheless, California estimates it closed fiscal 2020 with reserves of $19 billion, down only 6% ($1 billion) from the original budget estimate due to expenditure cuts, federal aid and higher than estimated beginning year reserves. Reserves included $16 million in the rainy day fund, equal to 11% of annual spending.
State personal income taxes and sales and use taxes are the state’s leading revenues, both of which are highly economically cyclical. The enacted fiscal 2021 budget projects personal income taxes and sales and use taxes will decline 19% and 17%, respectively, from fiscal 2020. The accuracy of such projections, however, depends on the duration and severity of the economic recession. Total general fund revenues are projected to be $130 billion, a decline of $10 billion and the lowest level of state revenues since fiscal 2017. The budget did not include any tax increases, but did include a three year suspension of net operating losses and a cap on allowable business tax credits to generate $4 billion of additional tax revenue. In addition, the budget taps half, or nearly $8 billion, of the state’s rainy day fund to offset the need for deeper cuts. General fund support for K-12 education is projected to decline 12% to $48 billion, largely due to a deferral of some aid payments to fiscal 2022. The budget also reduced financial support for higher education and other government services. The budget includes a provision to restore a portion of K-12 and other funding if it receives additional federal stimulus.
California lost approximately 2.5 million jobs from the beginning of the recession in March 2020 through July 2020, a 13.2% decline in jobs that exceeded the national decline of 9.6%. California’s unemployment rate jumped from 3.9% in February 2020 to 16.4% in April before declining to 13.5% in July as businesses continued to reopen.
Most of the state’s counties had strong financial positions entering the recession, aided by growth in their property tax bases and other revenues during the long economic expansion period. Property taxes are a major source of revenues for California counties and are not as economically sensitive as many other types of revenues. While Los Angeles County has been one of the hardest hit counties in the state in terms of COVID-19 cases and job losses, its strong local property tax base, state and federal aid, and strong reserves are expected to help it weather the near-term impact of the recession.
California cities generally derive their revenues from property taxes and a wide variety of taxes and fees, such as sales and use taxes and hotel taxes that are economically sensitive. Cities that are more dependent on economically sensitive revenues face greater budgetary challenges in the current economic environment.
Most California school districts and community college districts receive the bulk of their total funding from the state, but their general obligation bonds are secured by dedicated local property taxes and are not paid from state funds. Consequently, reductions in state aid to school districts and community college districts will decrease the amount of funds to pay operating expenses, but will not impact property taxes levied specifically for debt service on general obligation bonds.
With its large and diverse economy, California’s credit quality is expected to remain strong notwithstanding the recent spike in unemployment and decline in revenues. At the end of the reporting period, the state’s general obligation ratings were Aa2 from Moody’s Investors Service, AA- from S&P Global Ratings, and AA from Fitch Ratings. All three rating agencies maintained stable outlooks on their ratings.

Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
Fund Management

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Bond Strategies, leads the portfolio management team for Schwab’s tax-free bond funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

James Cortez, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Previous to this role, Mr. Cortez was a director on CSIM’s municipal research team, focusing on healthcare and higher education credits. Prior to joining CSIM in 2006, Mr.Cortez was an associate director and healthcare analyst at Standard & Poor’s Corporation. He also worked at Driehaus Capital Management as an international specialist and at Harris Trust and Savings Bank as a financial analyst.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Khodarahmi was a vice president and senior municipal trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. Previous to that, he was a vice president at both Banc of America Montgomery Securities and Thomas Weisel Partners, and also spent time as a corporate cash and high net worth portfolio manager/trader at Thomas Weisel. Prior to those roles, Mr. Khodarahmi was a municipal trader and underwriter for Fleet Securities, Inc. (now part of Bank of America).
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Schwab Tax-Free Bond Fund as of August 31, 2020

The Schwab Tax-Free Bond Fund (the fund) seeks high current income that is exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund normally invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in munis the interest from which is exempt from federal income tax, including the federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. In a period that saw volatility due to the COVID-19 pandemic, muni fixed-income markets generated mixed returns for the 12-month reporting period ended August 31, 2020, with most muni bonds higher but high-yield muni bonds lower. Up until late February, despite ongoing trade tensions, the U.S. economy continued to exhibit steady growth, albeit at a declining pace. In September and October 2019, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Federal Reserve (Fed) cut short-term interest rates and bond prices rose steadily throughout most of the first half of the period. (Bond yields and bond prices typically move in opposite directions.) However, beginning in late February, the rapidly expanding COVID-19 pandemic drove a selloff that sent major equity indices into bear-market territory in record time and drove bond prices lower. In response, the Fed enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including massive purchases of U.S. Treasuries and other securities to support smooth market functioning. By late March, bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
In this environment, U.S. Treasury yields ended the reporting period near historic lows. The yield on the three-month U.S. Treasury fell from 1.99% to 0.11% over the reporting period and the 10-year U.S. Treasury yield slid from 1.50% to 0.72%.
Due in part to the Fed’s shift to a more accommodative stance in 2019, the muni bond market generated strong returns in 2019, and that momentum continued into 2020. However, as the implications of the COVID-19 pandemic grew and state and local governments experienced a sharp and sudden drop in economic activity and an increase in expenses amid stay-at-home orders and business shutdowns, muni bond demand fell steeply. Credit markets began stabilizing in May and demand for muni bonds—particularly high-quality muni bonds—rose for most of the remainder of the reporting period. While new issuance was curtailed in March, muni bond issuers have taken advantage of low interest rates to increase issuance as demand has risen.
Performance. The fund returned 2.52% for the 12-month period ended August 31, 2020. On January 1, 2020, the fund changed its comparative index from the S&P National AMT-Free Municipal Bond Index, which returned 3.01% for the 12-month reporting period, to the new index, the Bloomberg Barclays Municipal 3-15 Year Blend Index (the comparative index), which returned 3.50%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. The fund’s duration, a measure of interest-rate sensitivity, was generally long in relation to the fund’s index and near-neutral in relation to the fund’s peers. The fund’s duration trended higher toward the end of the reporting period in response to a more bullish outlook for muni bonds. This extended duration benefitted the fund’s performance.
Throughout most of the reporting period the fund maintained a somewhat “barbelled” position relative to the index, with a heavier concentration of securities with shorter and longer maturities—including holding securities with longer maturities than those in the index—and a smaller percentage of intermediate-term securities.
The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity. The fund increased its exposure to lower-rated securities throughout the year, particularly after credit spreads widened dramatically during the COVID-19 pandemic-driven selloff in March, raising the fund’s credit exposure. Although the fund increased its credit exposure over the reporting period, it remained underweight relative to peers. The comparative index has less credit exposure than the fund.
Effective December 18, 2019, the fund expanded its investment strategy to allow up to 20% of its net assets to be invested in muni securities whose interest is subject to the federal alternative minimum tax (AMT). This provided the fund’s portfolio managers with more investment options for the fund, which resulted in a modest boost to the fund’s yield.

Management views and portfolio holdings may have changed since the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.8 Yrs
Weighted Average Duration[1]	5.7 Yrs
By Credit Quality2

Portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2010 – August 31, 2020)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	2.52%	3.17%	3.33%
Bloomberg Barclays Municipal 3-15 Year Blend Index [3]	3.50%	3.76%	3.67%
S&P National AMT-Free Municipal Bond Index	3.01%	3.86%	3.77%
Fund Category: Morningstar Municipal National Intermediate Bond [4]	2.36%	3.27%	3.27%
Fund Expense Ratios[5]: Net 0.49%; Gross 0.56%

Yields
30-Day SEC Yield[1,2]	0.87%
30-Day SEC Yield-No Waiver[1,6]	0.83%
Taxable Equivalent Yield[7]	1.47%
12-Month Distribution Yield[1,2]	2.11%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Effective January 1, 2020, the fund changed its benchmark index from the S&P National AMT-Free Municipal Bond Index to the Bloomberg Barclays Municipal 3-15 Year Blend Index. Charles Schwab Investment Management, Inc. believes the benchmark index change provides a more appropriate comparison for evaluating the fund’s performance.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[7]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab California Tax-Free Bond Fund as of August 31, 2020

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in munis the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. In a period that saw volatility due to the COVID-19 pandemic, muni fixed-income markets generated mixed returns for the 12-month reporting period ended August 31, 2020, with most muni bonds higher but high-yield muni bonds lower. Up until late February, despite ongoing trade tensions, the U.S. economy continued to exhibit steady growth, albeit at a declining pace. In September and October 2019, amid growing signs of global economic weakness that threatened to dampen U.S. economic growth, along with continued low inflation and weakness in manufacturing, the Federal Reserve (Fed) cut short-term interest rates and bond prices rose steadily throughout most of the first half of the period. (Bond yields and bond prices typically move in opposite directions.) However, beginning in late February, the rapidly expanding COVID-19 pandemic drove a selloff that sent major equity indices into bear-market territory in record time and drove bond prices lower. In response, the Fed enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including massive purchases of U.S. Treasuries and other securities to support smooth market functioning. By late March, bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
In this environment, U.S. Treasury yields ended the reporting period near historic lows. The yield on the three-month U.S. Treasury fell from 1.99% to 0.11% over the reporting period and the 10-year U.S. Treasury yield slid from 1.50% to 0.72%.
Due in part to the Fed’s shift to a more accommodative stance in 2019, the muni bond market generated strong returns in 2019, and that momentum continued into 2020. However, as the implications of the COVID-19 pandemic grew and state and local governments experienced a sharp and sudden drop in economic activity and an increase in expenses amid stay-at-home orders and business shutdowns, muni bond demand fell steeply. Credit markets began stabilizing in May and demand for muni bonds—particularly high-quality munis—rose for most of the remainder of the reporting period. While new issuance was curtailed in March, muni bond issuers have taken advantage of low interest rates to increase issuance as demand has risen.
Performance. The fund returned 2.54% for the 12-month period ended August 31, 2020. On January 1, 2020, the fund changed its comparative index from the S&P California AMT-Free Municipal Bond Index, which returned 3.50% for the 12-month reporting period, to the new index, the Bloomberg Barclays California Municipal 3-15 Year Blend Index (the comparative index), which returned 3.61%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. The fund’s duration, a measure of interest-rate sensitivity, was generally long in relation to the fund’s index and near-neutral in relation to the fund’s peers. The fund’s duration trended higher toward the end of the reporting period in response to a more bullish outlook for muni bonds. This extended duration benefitted the fund’s performance.
Throughout most of the reporting period the fund maintained a somewhat “barbelled” position relative to the index, with a heavier concentration of securities with shorter and longer maturities—including holding securities with longer maturities than those in the index—and a smaller percentage of intermediate-term securities.
The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity. The fund increased its exposure to lower-rated securities throughout the year, particularly after credit spreads widened dramatically during the COVID-19 pandemic-driven selloff in March, raising the fund’s credit exposure. Although the fund increased its credit exposure over the reporting period, it remained underweight relative to peers. The comparative index has less credit exposure than the fund.
Effective December 18, 2019, the fund expanded its investment strategy to allow up to 20% of its net assets to be invested in muni securities whose interest is subject to the federal alternative minimum tax (AMT). This provided the fund’s portfolio managers with more investment options for the fund, which resulted in a modest boost to the fund’s yield.

Management views and portfolio holdings may have changed since the report date.
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Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.7 Yrs
Weighted Average Duration[1]	5.9 Yrs
By Credit Quality2

Portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2010 – August 31, 2020)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	2.54%	3.14%	3.40%
Bloomberg Barclays California Municipal 3-15 Year Blend Index [3]	3.61%	N/A [4]	N/A [4]
S&P California AMT-Free Municipal Bond Index	3.50%	3.85%	4.23%
Fund Category: Morningstar Municipal California Intermediate/Short Bond [5]	1.90%	2.95%	3.24%
Fund Expense Ratios[6]: Net 0.49%; Gross 0.60%

Yields
30-Day SEC Yield[1,2]	0.61%
30-Day SEC Yield-No Waiver[1,7]	0.56%
Taxable Equivalent Yield[8]	1.32%
12-Month Distribution Yield[1,2]	2.39%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Effective January 1, 2020, the fund changed its benchmark index from the S&P California AMT-Free Municipal Bond Index to the Bloomberg Barclays California Municipal 3-15 Year Blend Index. Charles Schwab Investment Management, Inc. believes the benchmark index change provides a more appropriate comparison for evaluating the fund’s performance. The Bloomberg Barclays California Municipal 3-15 Year Blend Index was established effective January 1, 2020. Performance shown prior to January 1, 2020 is based on a subset of securities included in the Bloomberg Barclays Municipal 3-15 Year Blend Index.
[4]	Information not available to the funds.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[7]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[8]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 13.30%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2020 and held through August 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/20	Ending Account Value (Net of Expenses) at 8/31/20	Expenses Paid During Period 3/1/20-8/31/20[2]
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$ 999.70	$2.46
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.64	$2.49
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,003.00	$2.47
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.64	$2.49

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.
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Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16
Per-Share Data
Net asset value at beginning of period	$12.12	$11.52	$11.82	$12.13	$11.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.28	0.27	0.27	0.26
Net realized and unrealized gains (losses)	0.04 [2]	0.60	(0.30)	(0.21)	0.37
Total from investment operations	0.30	0.88	(0.03)	0.06	0.63
Less distributions:
Distributions from net investment income	(0.26)	(0.28)	(0.27)	(0.27)	(0.26)
Distributions from net realized gains	(0.03)	—	—	(0.10)	(0.06)
Total distributions	(0.29)	(0.28)	(0.27)	(0.37)	(0.32)
Net asset value at end of period	$12.13	$12.12	$11.52	$11.82	$12.13
Total return	2.52%	7.77%	(0.22%)	0.63%	5.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.55%	0.56%	0.57%	0.56%	0.57%
Net investment income (loss)	2.14%	2.41%	2.35%	2.32%	2.16%
Portfolio turnover rate	99%	129%	82%	83%	54% [3]
Net assets, end of period (x 1,000,000)	$758	$751	$650	$667	$708

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 85.7% of net assets
ALABAMA 0.9%
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/20	900,000	910,260
RB (Noland Health Services) Series 2016A	5.00%	12/01/31 (a)	2,000,000	2,088,700
Univ of Montevallo
RB Series 2017	5.00%	05/01/26	200,000	247,666
RB Series 2017	5.00%	05/01/27	250,000	317,965
RB Series 2017	5.00%	05/01/42 (a)	2,650,000	3,210,157
				6,774,748
ALASKA 0.7%
Anchorage
GO Bonds Series 2020A	4.00%	04/01/37 (a)	1,000,000	1,211,440
GO Bonds Series 2020A	3.00%	04/01/39 (a)	1,000,000	1,081,230
North Slope Borough
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/22 (a)(b)	1,130,000	1,170,036
Water & Wastewater Facilities RB (Service Area 10) Series 2014	5.00%	06/30/23 (a)(b)	1,790,000	1,853,420
				5,316,126
ARIZONA 0.5%
Arizona Health Facilities Auth
RB (Phoenix Childrens Hospital) Series 2013B	5.00%	02/01/43 (a)	1,000,000	1,076,920
Phoenix Civic Improvement Corp
Jr RB (Phoenix Sky Harbor Intl Airport) Series 2019A	4.00%	07/01/44 (a)	1,000,000	1,124,470
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	745,913
Refunding COP Series 2014	4.00%	07/01/23	700,000	769,216
				3,716,519
ARKANSAS 1.3%
Fayetteville
Sales Tax RB Series 2019A	1.60%	11/01/35 (a)	2,010,000	2,004,935
Little Rock
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	782,040
Sewer Refunding RB Series 2015	3.00%	04/01/24	560,000	607,712
Marion
Sales & Use Tax RB Series 2017	2.90%	09/01/47 (a)	480,000	490,704
16
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Rogers
Sales & Use Tax Bonds Series 2018B	3.25%	11/01/43 (a)	3,225,000	3,409,470
Sherwood
Sales & Use Tax Bonds Series 2018	3.05%	12/01/43 (a)	690,000	723,092
Springdale
Sales & Use Tax Refunding & Improvement Bonds Series 2018	3.00%	04/01/43 (a)	2,215,000	2,223,661
				10,241,614
CALIFORNIA 6.6%
Anaheim Housing & Public Improvement Auth
Electric System Refunding RB Series 2016	5.00%	10/01/41 (a)(b)	640,000	671,853
California
GO Bonds	5.00%	08/01/24	1,000,000	1,186,530
GO Bonds	5.00%	03/01/27 (a)	2,600,000	3,124,342
GO Refunding Bonds Series 2017	5.00%	08/01/32 (a)	590,000	733,494
California Statewide Communities Development Auth
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/23	455,000	496,896
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/24	600,000	677,484
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/25	1,000,000	1,163,990
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/26	1,050,000	1,255,012
RB (Loma Linda Univ Medical Center) Series 2016A	5.00%	12/01/36 (a)	1,500,000	1,652,655
RB (Loma Linda Univ Medical Center) Series 2018A	5.25%	12/01/43 (a)	2,065,000	2,261,609
Hastings Campus Housing Financing Auth
Campus Housing RB Series 2020A	5.00%	07/01/45 (a)(c)	3,700,000	3,836,234
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	450,000	471,091
Special Tax RB Series 2014A	5.00%	09/01/22	60,000	65,422
Los Angeles Dept of Airports
Sub RB Series 2019F	5.00%	05/15/28	2,115,000	2,689,540
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	1,000,000	1,044,370
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (a)	1,295,000	1,549,390
GO Bonds Series 2015A	5.00%	08/01/28 (a)	1,000,000	1,192,060
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (a)	3,000,000	3,246,870
Pasadena
Refunding COP Series 2015A	5.00%	02/01/29 (a)	585,000	702,415
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22 (a)(b)	360,000	368,676
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	3,000,000	3,943,380
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (a)	755,000	883,592
San Bruno Public Finance Auth
Lease RB Series 2019	5.00%	05/01/30 (a)	460,000	618,843
Lease RB Series 2019	5.00%	05/01/31 (a)	485,000	646,161
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (d)	1,250,000	1,041,537
GO Bonds Series 2010C	0.00%	07/01/32 (d)	1,500,000	1,209,825
17
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Series 2010C	0.00%	07/01/33 (d)	1,000,000	782,520
GO Bonds Series 2010C	0.00%	07/01/35 (d)	1,300,000	962,481
San Francisco Airport Commission
RB 2nd Series 2019E	5.00%	05/01/40 (a)	2,875,000	3,526,849
San Francisco CCD
GO Bonds Series 2010D	5.00%	06/15/29 (a)	1,000,000	1,003,430
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (a)	2,685,000	3,142,578
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	605,000	660,182
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	375,000	425,932
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,060,000	1,250,175
Stockton Public Financing Auth
Water Refunding RB Series 2018A	5.00%	10/01/23	300,000	339,477
Water Refunding RB Series 2018A	5.00%	10/01/24	300,000	351,657
Water Refunding RB Series 2018A	5.00%	10/01/25	500,000	604,515
				49,783,067
COLORADO 1.0%
Boulder Cnty
COP Series 2015	5.00%	12/01/24 (a)	375,000	379,369
COP Series 2015	5.00%	12/01/25 (a)	500,000	505,800
Centennial Water & Sanitation District
Water & Wastewater RB Series 2019	5.00%	12/01/34 (a)	500,000	649,525
Water & Wastewater RB Series 2019	5.00%	12/01/35 (a)	500,000	646,885
Colorado Health Facilities Auth
RB (CommonSpirit Health) Series 2019A1	4.00%	08/01/37 (a)	1,250,000	1,413,450
Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/31 (a)(b)	1,250,000	1,620,812
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21	1,900,000	1,925,498
Denver
Dedicated Tax RB Series 2018A-2	0.00%	08/01/31 (a)(d)	500,000	383,055
				7,524,394
CONNECTICUT 2.3%
Connecticut
GO Bonds Series 2020C	4.00%	06/01/33 (a)	650,000	781,515
GO Bonds Series 2020C	4.00%	06/01/34 (a)	1,000,000	1,195,910
GO Bonds Series 2020C	4.00%	06/01/35 (a)	250,000	297,428
GO Bonds Series 2020C	4.00%	06/01/36 (a)	1,250,000	1,480,137
GO Refunding Bonds Series 2016B	5.00%	05/15/27 (a)	2,095,000	2,573,288
Special Tax Obligation Bonds Series 2020A	5.00%	05/01/25	850,000	1,025,814
Special Tax Obligation Bonds Series 2020A	5.00%	05/01/26	1,200,000	1,485,996
Connecticut Health & Educational Facilities Auth
RB (Nuvance Health) Seriess 2019A	4.00%	07/01/41 (a)	3,000,000	3,284,850
Univ of Connecticut
GO Bonds Series 2019A	5.00%	11/01/34 (a)	2,000,000	2,506,560
GO Bonds Series 2019A	5.00%	11/01/35 (a)	1,000,000	1,248,250
GO Bonds Series 2019A	5.00%	11/01/36 (a)	1,000,000	1,243,540
				17,123,288
18
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
DELAWARE 0.0%
Delaware State Housing Auth
S/F Mortgage Sr RB Series 2011A2	4.25%	07/01/29 (a)	345,000	349,592
FLORIDA 3.7%
Florida Higher Educational Facilities Financing Auth
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/24	375,000	406,897
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/25	500,000	549,505
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/26	765,000	849,892
Educational Facilities RB (Florida Institute of Technology) Series 2019	5.00%	10/01/27	685,000	767,618
Florida Ports Financing Commission
Transportation Trust Fund Refunding RB Series 2011A	5.00%	10/01/28 (a)	1,500,000	1,574,130
Greater Orlando Aviation Auth
Airport Facilities RB Series 2016A	5.00%	10/01/20	1,000,000	1,003,550
Airport Facilities RB Series 2019A	5.00%	10/01/26	5,000,000	6,163,250
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,458,490
Jacksonville
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/34 (a)	960,000	1,166,419
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	104,889
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	163,352
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	466,028
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (a)	250,000	289,148
Miami-Dade Cnty
Aviation RB Series 2010A	5.50%	10/01/26 (a)(b)	1,135,000	1,139,869
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	589,176
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	1,867,985
Toll System RB Series 2014A	5.00%	07/01/24	625,000	714,675
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22 (b)	800,000	884,144
Port St. Lucie
Utility System Refunding RB Series 2014	5.00%	09/01/20	150,000	150,000
Utility System Refunding RB Series 2014	5.00%	09/01/21	175,000	183,076
Utility System Refunding RB Series 2014	5.00%	09/01/22	485,000	529,644
Utility System Refunding RB Series 2014	5.00%	09/01/23	350,000	397,765
Tallahassee
Consolidated Utility Systems RB Series 2018	5.00%	10/01/35 (a)	1,495,000	1,804,181
Tampa
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/35 (a)(d)	1,550,000	991,581
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/36 (a)(d)	800,000	489,112
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/37 (a)(d)	855,000	499,286
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/38 (a)(d)	1,000,000	557,150
Tax Allocation RBs (Moffitt Cancer Center) Series 2020A	0.00%	09/01/49 (a)(d)	1,200,000	404,124
				28,164,936
GEORGIA 0.2%
Brookhaven Development Auth
RB (Children’s Healthcare of Atlanta) Series 2019A	5.00%	07/01/27	1,500,000	1,902,360
19
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
HAWAII 0.0%
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26 (a)	120,000	122,326
IDAHO 0.4%
Canyon Cnty SD #139
GO Bonds Series 2019A	5.00%	09/15/26 (e)	450,000	569,403
GO Bonds Series 2019A	5.00%	09/15/27 (e)	400,000	519,628
GO Bonds Series 2019A	5.00%	09/15/28 (e)	425,000	564,897
GO Bonds Series 2019A	5.00%	09/15/29 (a)(e)	400,000	537,532
Nampa SD #131
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (e)(f)	695,000	744,887
				2,936,347
ILLINOIS 7.3%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	522,115
GO Refunding Bonds Series 2014	5.00%	12/01/32 (a)	1,705,000	1,964,501
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (a)	1,855,000	2,289,849
Chicago
GO Bonds Series 2019A	5.50%	01/01/35 (a)	1,450,000	1,699,588
OHare General Airport Sr Lien RB Series 2016C	5.00%	01/01/29 (a)	400,000	474,112
OHare General Airport Sr Lien Refunding RB Series 2012A	5.00%	01/01/25 (a)	290,000	306,347
OHare General Airport Sr Lien Refunding RB Series 2012A	5.00%	01/01/33 (a)	400,000	460,924
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (a)	1,750,000	2,045,872
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (a)	1,100,000	1,283,436
OHare General Airport Sr Lien Refunding RB Series 2016C	5.00%	01/01/31 (a)	1,000,000	1,175,170
Refunding GO Bonds Series 2014A	5.00%	01/01/35 (a)	750,000	794,513
Chicago Housing Auth
GO Bonds Series 2018A	5.00%	01/01/27	1,000,000	1,227,330
GO Bonds Series 2018A	5.00%	01/01/28	1,000,000	1,254,260
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (a)	4,840,000	5,344,280
Dupage Cnty HSD #88
GO Refunding Bonds Series 2016	5.00%	01/15/26	2,500,000	3,063,725
Illinois
GO Bonds Series 2018	5.00%	05/01/31 (a)	1,000,000	1,133,100
GO Bonds Series 2020	5.38%	05/01/23	500,000	542,330
GO Bonds Series 2020	5.50%	05/01/24	1,000,000	1,111,190
GO Bonds Series 2020	5.50%	05/01/25	1,500,000	1,704,720
GO Refunding Bonds Series 2016	5.00%	02/01/28 (a)	1,500,000	1,696,755
GO Refunding Bonds Series 2018B	5.00%	10/01/33 (a)	1,500,000	1,686,705
Illinois Finance Auth
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/44 (a)	500,000	599,535
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/49 (a)	1,000,000	1,191,950
Facilities RB (Univ of Illinois) Series 2019A	5.00%	10/01/51 (a)	600,000	714,132
RB (OSF Healthcare) Series 2015A	5.00%	11/15/23	450,000	507,501
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/30 (a)	600,000	673,686
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/33 (a)	960,000	1,061,597
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/34 (a)	1,330,000	1,467,376
20
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/26	700,000	853,230
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/30 (a)	400,000	487,984
Illinois Sports Facilities Auth
State Tax Supported Refunding RB Series 2019	5.00%	06/15/28	1,000,000	1,140,890
State Tax Supported Refunding RB Series 2019	5.00%	06/15/29	1,075,000	1,232,778
State Tax Supported Refunding RB Series 2019	5.00%	06/15/30 (a)	1,000,000	1,132,770
Illinois Toll Highway Auth
Toll Highway Sr RB Series 2019A	5.00%	01/01/44 (a)	2,500,000	3,099,650
Toll Highway Sr Refunding RB Series 2019C	5.00%	01/01/29	2,000,000	2,587,500
Toll Highway Sr Refunding RB Series 2019C	5.00%	01/01/30	1,000,000	1,318,280
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,534,993
Northern Illinois Univ
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/29	400,000	505,596
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/30	450,000	577,620
Auxiliary Facilities Refunding RB Series 2020B	5.00%	04/01/31 (a)	500,000	637,595
Auxiliary Facilities Refunding RB Series 2020B	4.00%	04/01/35 (a)	1,050,000	1,194,680
Auxiliary Facilities Refunding RB Series 2020B	4.00%	04/01/37 (a)	600,000	676,818
				54,976,983
INDIANA 0.3%
Indiana Finance Auth
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/21	125,000	127,195
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/23	150,000	162,528
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (a)	1,790,000	1,878,945
				2,168,668
KANSAS 1.1%
Crawford Cnty USD #250
GO Bonds Series 2017	5.00%	09/01/26	250,000	315,135
GO Bonds Series 2017	5.00%	09/01/27	450,000	583,294
GO Bonds Series 2017	5.00%	09/01/36 (a)	505,000	623,736
Hutchinson
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/27 (a)	375,000	420,892
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/28 (a)	400,000	446,564
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/29 (a)	440,000	489,790
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/30 (a)	445,000	493,056
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/31 (a)	250,000	275,448
Johnson & Miami County USD No. 230
GO Bonds Series 2018A	5.00%	09/01/26	250,000	314,630
GO Bonds Series 2018A	5.00%	09/01/27	800,000	1,032,544
GO Bonds Series 2018A	5.00%	09/01/31 (a)	2,575,000	3,272,387
				8,267,476
KENTUCKY 0.1%
Kentucky
COP 2015	4.00%	06/15/24	400,000	452,148
COP 2015	5.00%	06/15/25	400,000	483,616
				935,764
21
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
LOUISIANA 0.3%
Louisiana Public Facilities Auth
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/21	800,000	823,832
Refunding RB (Ochsner Clinic Fdn) Series 2017	5.00%	05/15/27	500,000	618,175
New Orleans
Sewerage Service Refunding RB Series 2014	5.00%	06/01/21	400,000	413,836
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	270,140
				2,125,983
MAINE 1.2%
Maine Health & Educational Facilites Auth
RB (MaineHealth) Series 2020A	5.00%	07/01/30	800,000	1,057,528
RB (MaineHealth) Series 2020A	4.00%	07/01/36 (a)	500,000	587,645
RB (MaineHealth) Series 2020A	4.00%	07/01/37 (a)	1,000,000	1,170,800
RB (MaineHealth) Series 2020A	4.00%	07/01/38 (a)	1,250,000	1,458,475
RB (MaineHealth) Series 2020A	4.00%	07/01/39 (a)	1,075,000	1,250,279
Portland
General Airport Refunding RB Series 2019	5.00%	01/01/28	500,000	618,085
General Airport Refunding RB Series 2019	5.00%	01/01/31 (a)	500,000	631,850
General Airport Refunding RB Series 2019	5.00%	01/01/32 (a)	810,000	1,016,882
General Airport Refunding RB Series 2019	5.00%	01/01/33 (a)	695,000	866,616
General Airport Refunding RB Series 2019	5.00%	01/01/34 (a)	620,000	769,575
				9,427,735
MARYLAND 1.7%
Maryland
GO Bonds First Series 2017A	5.00%	03/15/26	5,080,000	6,375,959
Maryland Health & Higher Educational Facilities Auth
RB (Frederick Health System) Series 2020	4.00%	07/01/45 (a)	600,000	663,840
RB (Frederick Health System) Series 2020	4.00%	07/01/50 (a)	800,000	881,352
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,113,470
Washington Cnty
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/24	320,000	345,498
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/25	550,000	606,837
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/27	645,000	729,540
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/28	1,405,000	1,611,689
RB (Diakon Lutheran Social Ministries) Series 2019B	5.00%	01/01/29	505,000	586,684
				12,914,869
MASSACHUSETTS 2.9%
Massachusetts Development Finance Agency
RB (Atrius Health) Series 2019A	5.00%	06/01/39 (a)	2,500,000	2,977,925
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/29	500,000	648,850
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/31 (a)	1,120,000	1,426,936
RB (Beth Israel Lahey Health) Series 2019K	5.00%	07/01/32 (a)	500,000	632,625
RB (Boston Medical Center) Series 2016E	5.00%	07/01/31 (a)	2,815,000	3,265,456
RB (Boston Medical Center) Series 2017F	5.00%	07/01/28 (a)	340,000	407,993
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (a)	950,000	1,125,066
RB (Lesley Univ) Series 2019A	5.00%	07/01/35 (a)	1,065,000	1,291,941
22
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
RB (Lesley Univ) Series 2019A	5.00%	07/01/39 (a)	1,185,000	1,418,315
RB (Simmons Univ) Series 2020M	4.00%	10/01/37 (a)	1,000,000	1,093,580
RB (Wellforce) Series 2019A	5.00%	07/01/24	1,200,000	1,365,888
RB (Wellforce) Series 2020C	3.00%	10/01/45 (a)	1,250,000	1,281,612
RB (Wellforce) Series 2020C	4.00%	10/01/45 (a)	750,000	860,483
Massachusetts HFA
S/F Housing RB Series 183	3.50%	12/01/46 (a)	1,870,000	1,972,495
S/F Housing RB Series 203	4.50%	12/01/48 (a)	1,900,000	2,124,675
				21,893,840
MICHIGAN 1.2%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	600,000	718,644
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,145,000	1,453,154
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (a)	1,645,000	1,874,330
RB Series 2014A	5.00%	11/01/25 (a)	1,100,000	1,252,240
Michigan Finance Auth
Hospital RB (Henry Ford Health System) Series 2019A	5.00%	11/15/48 (a)	1,000,000	1,223,420
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (a)	1,465,000	1,554,262
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (a)	550,000	629,541
Airport RB Series 2014B	5.00%	12/01/33 (a)	625,000	713,725
				9,419,316
MINNESOTA 1.3%
Center City
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/26	315,000	358,246
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/27	250,000	287,952
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/28 (a)	330,000	383,071
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/29 (a)	265,000	305,667
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/30 (a)	250,000	286,908
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/31 (a)	245,000	279,072
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/34 (a)	300,000	335,793
Health Care Facilities Refunding RB (Hazelden Betty Ford Fdn) Series 2019	4.00%	11/01/41 (a)	375,000	412,837
Duluth ISD #709
Refunding COP Series 2019C	5.00%	02/01/24 (e)	400,000	456,804
Refunding COP Series 2019C	5.00%	02/01/25 (e)	375,000	442,684
Refunding COP Series 2019C	5.00%	02/01/26 (e)	400,000	485,812
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/20	600,000	600,000
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	411,028
Minneapolis
Health Care System RB (Fairview Health Services) Series 2018A	5.00%	11/15/36 (a)	2,500,000	3,087,500
Minnesota Higher Educational Facilities Auth
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/29	275,000	353,603
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/33 (a)	400,000	497,860
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/34 (a)	250,000	310,270
RB (Univ of St. Thomas) Series 2019	5.00%	10/01/35 (a)	350,000	432,474
23
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of Minnesota
General RB Series 2011D	5.00%	12/01/20 (b)	220,000	222,647
				9,950,228
MISSISSIPPI 0.4%
Mississippi Development Bank
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/25	1,000,000	1,211,250
Special Obligation (Jackson Public SD) RB Series 2018	5.00%	10/01/26	590,000	733,553
Special Obligation (Jackson Public SD) Refunding RB Series 2012A	5.00%	04/01/28 (a)	630,000	693,668
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25 (a)	85,000	86,380
				2,724,851
MISSOURI 2.9%
Independence SD
GO Refunding Bonds 2017	5.50%	03/01/33 (a)(e)	450,000	575,226
Jackson Cnty SD #4
School Building GO Bonds Series 2018A	5.50%	03/01/36 (a)(e)	5,000,000	6,753,300
School Building GO Bonds Series 2018A	6.00%	03/01/38 (a)(e)	2,440,000	3,374,325
Kansas City
Sewer System Refunding RB Series 2018B	5.00%	01/01/32 (a)	650,000	826,104
Sewer System Refunding RB Series 2018B	5.00%	01/01/34 (a)	350,000	440,143
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/35 (a)	1,000,000	1,221,450
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/36 (a)	1,050,000	1,275,225
Hospital Facilities RB (CoxHealth) Series 2019A	5.00%	11/15/31 (a)	2,490,000	3,155,477
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/30 (a)	500,000	524,455
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/34 (a)	350,000	363,489
Missouri Housing Development Commission
S/F Mortgage RB Series 2017D	4.00%	05/01/47 (a)	1,190,000	1,296,921
S/F Mortgage RB Series 2018A	4.25%	05/01/49 (a)	2,170,000	2,411,912
				22,218,027
MONTANA 0.2%
Montana Board of Housing
S/F Housing RB Series 2018A	4.00%	06/01/49 (a)	1,545,000	1,688,129
NEBRASKA 0.8%
Boys Town Village
RB (Father Flanagan Boys Home) Series 2017	3.00%	09/01/28	3,365,000	3,849,089
Nebraska Investment Finance Auth
S/F Housing RB Series 2016A	3.50%	03/01/46 (a)	1,030,000	1,052,258
Papio-Missouri River Natural Resource District
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/27 (a)(b)	250,000	267,023
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/28 (a)(b)	275,000	293,725
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/30 (a)(b)	500,000	534,045
				5,996,140
24
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEVADA 0.3%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/20	500,000	500,000
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/25	600,000	705,072
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2017	5.00%	09/01/27	605,000	738,814
				1,943,886
NEW HAMPSHIRE 0.0%
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (a)	115,000	117,809
NEW JERSEY 3.7%
Atlantic City
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/24	200,000	229,292
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/25	300,000	355,494
Tax Appeal Refunding Bonds Series 2017A	5.00%	03/01/27	250,000	312,440
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	677,526
New Jersey Economic Development Auth
School Facilities Construction Bonds 2014 Series UU	5.00%	06/15/29 (a)	1,045,000	1,156,689
School Facilities Construction Bonds Series 2018EEE	5.00%	06/15/43 (a)	2,000,000	2,317,580
School Facilities Construction Refunding Bonds Series 2019LLL	5.00%	06/15/34 (a)	750,000	895,365
School Facilities Construction Refunding Bonds Series 2019MMM	5.00%	06/15/33 (a)	500,000	599,070
New Jersey Educational Facilities Auth
RBs (Princeton Univ) Series 2016A	5.00%	07/01/25	4,555,000	5,603,105
New Jersey Housing & Mortgage Finance Agency
S/F Housing RB Series 2020E	3.50%	04/01/51 (a)	3,000,000	3,367,260
New Jersey Transportation Trust Fund Auth
Transportation Program Notes Series 2014 BB-1	5.00%	06/15/33 (a)	4,500,000	5,305,455
Transportation System RB Series 2010A	0.00%	12/15/28 (d)	1,805,000	1,447,845
Transportation System RB Series 2019AA	5.00%	06/15/31 (a)	1,250,000	1,489,475
Transportation System RB Series 2019BB	5.00%	06/15/44 (a)	3,000,000	3,474,330
Passaic Cnty Improvement Auth
Governmental Loan RB Series 2015	5.00%	08/01/24	505,000	596,163
				27,827,089
NEW MEXICO 0.4%
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services) Series 2019A	4.00%	08/01/48 (a)	1,145,000	1,304,098
New Mexico Mortgage Finance Auth
S/F Mortgage RB Series 2018B	4.00%	01/01/49 (a)	1,785,000	1,966,391
				3,270,489
NEW YORK 15.3%
Build NYC Resource Corp
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25	250,000	290,830
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/27 (a)	300,000	346,266
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/30 (a)	145,000	164,982
25
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Metropolitan Transportation Auth
Transportation RB Series 2015A2	5.00%	11/15/45 (a)	2,845,000	3,298,294
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/21	500,000	517,600
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (a)	500,000	577,220
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (a)	250,000	286,850
New York City
GO Bonds Fiscal 2013 Series E	5.00%	08/01/25 (a)	3,360,000	3,737,362
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,050,000	1,145,162
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	1,120,000	1,246,459
GO Bonds Fiscal 2021 Series A-1	5.00%	08/01/32 (a)(c)	1,500,000	1,962,795
GO Bonds Fiscal 2021 Series A-1	5.00%	08/01/33 (a)(c)	1,500,000	1,949,580
GO Bonds Fiscal Series 2018A	5.00%	08/01/28 (a)	3,165,000	4,009,580
GO Bonds Fiscal Series 2018E-1	5.25%	03/01/34 (a)	2,000,000	2,508,940
GO Bonds Fiscal Series 2019E	5.00%	08/01/32 (a)	1,000,000	1,265,430
New York City Municipal Water Finance Auth
Water & Sewer System 2nd General Resolution RB Fiscal 2020 Series GG-1	5.00%	06/15/48 (a)	2,000,000	2,561,960
New York City Transitional Finance Auth
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/35 (a)	2,000,000	2,492,580
Building Aid RB Fiscal 2019 Series S3A	5.00%	07/15/36 (a)	1,500,000	1,862,295
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35 (a)	5,535,000	5,634,077
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,200,000	2,521,662
Future Tax Secured Sub RB Fiscal 2017 Series E1	5.00%	02/01/30 (a)	3,000,000	3,736,500
Future Tax Secured Sub RB Fiscal 2017 Series E1	5.00%	02/01/38 (a)	5,065,000	6,095,322
New York City Trust for Cultural Resources
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/34 (a)	1,000,000	1,285,360
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/37 (a)	1,750,000	2,220,330
Refunding RB (Juilliard School) Series 2018A	5.00%	01/01/38 (a)	1,000,000	1,264,920
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	5.00%	12/01/32 (a)	2,000,000	2,592,220
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	4.00%	12/01/34 (a)	1,000,000	1,178,040
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	4.00%	12/01/35 (a)	1,000,000	1,172,190
New York State Dormitory Auth
RB (Catholic Health System) Series 2019A	5.00%	07/01/34 (a)	150,000	183,369
RB (Catholic Health System) Series 2019A	4.00%	07/01/38 (a)	925,000	1,029,497
RB (Catholic Health System) Series 2019A	4.00%	07/01/39 (a)	100,000	110,973
RB (Montefiore Health) Series 2018A	5.00%	08/01/28	1,700,000	2,100,095
RB (Rockefeller Univ) Series 2019C	4.00%	07/01/49 (a)	1,000,000	1,163,130
State Personal Income Tax RANs Series 2020B	5.00%	03/31/21	5,000,000	5,141,050
State Personal Income Tax RB Series 2017B	5.00%	02/15/38 (a)	1,445,000	1,761,007
State Personal Income Tax RB Series 2019A	5.00%	03/15/38 (a)	3,850,000	4,803,491
State Personal Income Tax Refunding RB Series 2012A	5.00%	12/15/24 (a)	1,300,000	1,435,278
State Sales Tax RB Series 2014A	5.00%	03/15/26 (a)	3,700,000	4,298,364
State Sales Tax RB Series 2017A	5.00%	03/15/35 (a)(f)	6,575,000	8,048,392
State Sales Tax RB Series 2018	5.00%	03/15/34 (a)(f)	5,000,000	6,266,100
New York State Mortgage Agency
Mortgage RB Series 226	3.50%	10/01/50 (a)	3,475,000	3,818,573
New York State Urban Development Corp
State Personal Income Tax RB Series 2020C	5.00%	03/15/33 (a)	1,500,000	1,992,420
26
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Port Auth of New York & New Jersey
Consolidated Bonds 221st Series	5.00%	07/15/35 (a)	2,835,000	3,602,094
Consolidated Bonds 221st Series	4.00%	07/15/36 (a)	2,000,000	2,306,900
Consolidated Bonds 221st Series	4.00%	07/15/45 (a)	3,000,000	3,364,200
Sales Tax Asset Receivable Corp
RB Fiscal 2015 Series A	5.00%	10/15/31 (a)	5,330,000	6,274,636
				115,624,375
NORTH CAROLINA 3.0%
North Carolina Capital Facilities Finance Agency
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/24	500,000	557,005
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/25	500,000	567,515
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/26	1,735,000	1,996,725
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/30 (a)	1,000,000	1,123,710
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/31 (a)	1,405,000	1,569,947
Educational Facilities Refunding RB (Meredith College) Series 2018	5.00%	06/01/32 (a)	1,385,000	1,539,635
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28 (a)	20,000	20,214
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21	5,000,000	5,234,350
North Carolina Turnpike Auth
RB (Triangle Expressway) Series 2019	5.00%	01/01/49 (a)	3,000,000	3,630,230
Triangle Expressway Appropriation RB Series 2019	0.00%	01/01/45 (a)(d)	1,700,000	838,474
Triangle Expressway Appropriation RB Series 2019	0.00%	01/01/46 (a)(d)	1,750,000	832,580
Raleigh-Durham Airport Auth
Refunding RB Series 2020A	5.00%	05/01/31 (a)	435,000	565,644
Refunding RB Series 2020A	5.00%	05/01/33 (a)	1,000,000	1,282,780
Winston-Salem
Water & Sewer System Refunding RB Series 2020A	5.00%	06/01/30	2,000,000	2,794,420
				22,553,229
NORTH DAKOTA 0.5%
West Fargo
Refunding Bonds Series 2019B	4.00%	05/01/25	400,000	461,124
Refunding Bonds Series 2019B	4.00%	05/01/26	465,000	547,784
Refunding Bonds Series 2019B	4.00%	05/01/27 (a)	425,000	495,491
Williston
Public Safety Sales Tax RB Series 2018A	5.00%	07/15/21	250,000	259,165
Public Safety Sales Tax RB Series 2018A	5.00%	07/15/22	500,000	536,750
Public Safety Sales Tax RB Series 2018A	4.00%	07/15/23 (a)	1,650,000	1,740,486
				4,040,800
OHIO 1.7%
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Refunding Bonds Series 2020A-2	5.00%	06/01/34 (a)	5,000,000	6,455,650
Butler Cnty
Hospital Facilities Refunding RB (UC Health) Series 2017	5.00%	11/15/30 (a)	1,000,000	1,224,170
27
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Cleveland
Airport System RB Series 2019B	5.00%	01/01/26	1,045,000	1,235,984
Water RB Series 2020FF	5.00%	01/01/26	1,180,000	1,464,805
Water RB Series 2020FF	5.00%	01/01/28	800,000	1,049,008
Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB (Cleveland State Univ) Series 2019	4.00%	08/01/44 (a)	625,000	687,525
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/23	275,000	301,895
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	405,000	460,311
				12,879,348
OKLAHOMA 1.1%
Norman Regional Hospital Auth
Hospital RB Series 2019	5.00%	09/01/45 (a)	1,450,000	1,716,104
Oklahoma Development Finance Auth
Lease RB Series 2014A	4.00%	06/01/27 (a)	735,000	818,209
Limited Obligation RB (Gilcrease Expressway West) Series 2020	1.63%	07/06/23 (a)	4,500,000	4,493,250
Tulsa Cnty Industrial Auth
Educational Facilities Lease RB (Tulsa Cnty ISD #11) Series 2018	5.00%	09/01/23	1,000,000	1,134,860
				8,162,423
OREGON 4.6%
Beaverton SD #48J
GO Bonds Series 2017D	5.00%	06/15/36 (a)(e)	2,920,000	3,636,276
Central Point SD #6
GO Bonds Series 2019B	0.00%	06/15/40 (a)(d)(e)	705,000	403,359
GO Bonds Series 2019B	0.00%	06/15/41 (a)(d)(e)	710,000	389,286
GO Bonds Series 2019B	0.00%	06/15/42 (a)(d)(e)	610,000	320,878
GO Bonds Series 2019B	0.00%	06/15/43 (a)(d)(e)	815,000	411,404
GO Bonds Series 2019B	0.00%	06/15/45 (a)(d)(e)	985,000	458,153
Corvallis SD #509J
GO Bonds Series 2018A	5.00%	06/15/38 (a)(e)	1,000,000	1,259,590
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (a)	1,625,000	1,680,721
Campus Refunding & RB (Pacific Univ) Series 2014A	5.00%	05/01/40 (a)	745,000	764,318
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/22	90,000	94,927
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/23	170,000	182,871
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	350,000	384,899
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	145,000	162,716
Gresham-Barlow SD #10Jt
GO Bonds Series 2019	0.00%	06/15/34 (a)(d)(e)	400,000	286,876
GO Bonds Series 2019	0.00%	06/15/35 (a)(d)(e)	450,000	309,807
GO Bonds Series 2019	0.00%	06/15/36 (a)(d)(e)	500,000	329,740
GO Bonds Series 2019	0.00%	06/15/37 (a)(d)(e)	500,000	315,835
Hermiston SD #8R
Refunding GO Bonds Series 2020A	0.00%	06/15/28 (d)(e)	1,950,000	1,780,233
Refunding GO Bonds Series 2020A	0.00%	06/15/35 (a)(d)(e)	1,400,000	998,564
Medford Hospital Facilities Auth
Hospital Facilities RB (Asante) Series 2020A	4.00%	08/15/39 (a)	1,000,000	1,168,320
Hospital Facilities RB (Asante) Series 2020A	4.00%	08/15/50 (a)	1,610,000	1,846,074
28
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
North Marion SD #15
GO Bonds Series 2018A	0.00%	06/15/38 (a)(d)(e)	80,000	46,834
GO Bonds Series 2018A	0.00%	06/15/40 (a)(d)(e)	400,000	212,824
GO Bonds Series 2018B	5.00%	06/15/32 (a)(e)	350,000	453,051
Oregon Facilities Auth
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21	2,000,000	2,062,320
Refunding RB (Samaritan Health Services) Series 2016A	5.00%	10/01/32 (a)	1,250,000	1,467,787
Phoenix-Talent SD #4
GO Bonds Series 2018	0.00%	06/15/32 (a)(d)(e)	1,000,000	763,080
Port Morrow
GO Obligations Series 2016	5.00%	12/01/30 (a)	330,000	368,194
GO Obligations Series 2016	5.00%	12/01/31 (a)	375,000	418,294
GO Obligations Series 2016	5.00%	12/01/36 (a)	1,155,000	1,281,334
Port of Portland
Airport Refunding RB Series 26C	5.00%	07/01/21	1,760,000	1,818,502
Airport Refunding RB Series 26C	5.00%	07/01/22	1,100,000	1,180,850
Salem Hospital Facility Auth
RB (Salem Health) Series 2019A	5.00%	05/15/26	2,180,000	2,670,871
Seaside
Transient Lodging Tax RB Series 2018	5.00%	12/15/37 (a)	1,875,000	2,318,287
West Linn-Wilsonville SD #3Jt
GO Bonds Series 2020A	0.00%	06/15/35 (a)(d)(e)	1,250,000	905,237
GO Bonds Series 2020A	0.00%	06/15/40 (a)(d)(e)	1,200,000	729,108
GO Bonds Series 2020A	0.00%	06/15/41 (a)(d)(e)	1,500,000	880,170
				34,761,590
PENNSYLVANIA 1.5%
Beaver Cnty
GO Bonds Series 2017	4.00%	04/15/28	2,135,000	2,538,921
Delaware Cnty Auth
RB (Cabrini Univ) Series 2017	5.00%	07/01/24	1,020,000	1,090,921
RB (Cabrini Univ) Series 2017	5.00%	07/01/27	735,000	810,757
RB (Cabrini Univ) Series 2017	5.00%	07/01/31 (a)	1,405,000	1,520,547
Pennsylvania Higher Educational Facilities Auth
RB (Duquesne Univ) Series 2019A	4.00%	03/01/37 (a)	500,000	571,245
RB (Duquesne Univ) Series 2019A	5.00%	03/01/38 (a)	175,000	215,556
Philadelphia
GO Refunding Bonds Series 2019A	5.00%	08/01/25	745,000	897,218
GO Refunding Bonds Series 2019A	5.00%	08/01/26	1,000,000	1,236,040
GO Refunding Bonds Series 2019A	5.00%	08/01/27	500,000	633,900
GO Refunding Bonds Series 2019A	5.00%	08/01/28	300,000	388,803
GO Refunding Bonds Series 2019A	5.00%	08/01/29	245,000	324,199
GO Refunding Bonds Series 2019A	5.00%	08/01/30	285,000	384,100
GO Refunding Bonds Series 2019A	5.00%	08/01/31	300,000	412,296
				11,024,503
RHODE ISLAND 0.1%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (a)	595,000	614,980
29
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
SOUTH CAROLINA 0.3%
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	877,312
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,163,790
				2,041,102
SOUTH DAKOTA 0.1%
Sioux Falls SD #49-5
LT Capital Outlay Refunding Certificates Series 2017A	3.00%	08/01/28 (a)	300,000	339,849
LT Capital Outlay Refunding Certificates Series 2017B	3.00%	08/01/28 (a)	425,000	481,453
LT Capital Outlay Refunding Certificates Series 2017C	5.00%	08/01/22	150,000	163,777
				985,079
TENNESSEE 0.3%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	450,000	496,715
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	681,000
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (a)	950,000	1,070,118
				2,247,833
TEXAS 6.0%
Arlington Higher Education Finance Corp
Education RB (Uplift Education) Series 2018A	5.00%	12/01/28 (a)(e)	200,000	247,198
Atlanta ISD
ULT Refunding GO Bonds Series 2020	4.00%	08/15/26 (e)	310,000	370,571
ULT Refunding GO Bonds Series 2020	4.00%	08/15/27 (e)	325,000	396,246
ULT Refunding GO Bonds Series 2020	4.00%	08/15/28 (e)	340,000	421,294
ULT Refunding GO Bonds Series 2020	3.00%	08/15/30 (a)(e)	365,000	420,889
ULT Refunding GO Series 2020	4.00%	08/15/25 (e)	300,000	350,667
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (e)	170,000	200,981
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (a)	1,100,000	1,308,516
Sr Lien RB Series 2015A	5.00%	01/01/30 (a)	1,520,000	1,774,950
Corpus Christi
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/27	300,000	384,744
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/28	565,000	739,014
Utility System Jr Lien Refunding & RB Series 2020A	5.00%	07/15/29	1,000,000	1,336,990
Dallas-Fort Worth International Airport
Airport RB Series 2013B	5.00%	11/01/38 (a)	2,300,000	2,473,926
Airport Refunding RB Series 2012B	5.00%	11/01/22 (a)(b)	1,245,000	1,254,948
Jt Refunding RB Series 2020A	5.00%	11/01/29	2,500,000	3,329,200
Jt Refunding RB Series 2020A	4.00%	11/01/34 (a)	1,000,000	1,198,530
Donna ISD
ULT Refunding Bonds Series 2019	5.00%	02/15/27 (e)	775,000	995,363
ULT Refunding Bonds Series 2019	5.00%	02/15/28 (e)	425,000	560,779
ULT Refunding Bonds Series 2019	5.00%	02/15/29 (e)	575,000	777,429
30
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(e)	930,000	969,999
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(e)	400,000	482,508
Lewisville ISD
ULT Refunding GO Bonds Series 2020	5.00%	08/15/23 (e)	2,500,000	2,853,700
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21 (b)	500,000	524,050
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	1,914,627
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(e)	445,000	540,177
Spring Branch ISD
ULT GO Bonds Series 2019	5.00%	02/01/28 (e)	620,000	813,626
Spring ISD
ULT Refunding GO Bonds Series 2020	5.00%	08/15/21 (e)	800,000	836,848
ULT Refunding GO Bonds Series 2020	5.00%	08/15/22 (e)	750,000	820,440
ULT Refunding GO Bonds Series 2020	5.00%	08/15/23 (e)	625,000	712,831
ULT Refunding GO Bonds Series 2020	5.00%	08/15/24 (e)	1,000,000	1,187,450
ULT Refunding GO Bonds Series 2020	5.00%	08/15/25 (e)	1,000,000	1,228,700
ULT Refunding GO Bonds Series 2020	5.00%	08/15/26 (e)	1,000,000	1,263,690
Texas
TRAN 2020	4.00%	08/26/21 (c)	5,000,000	5,187,050
Texas Dept of Housing & Community Affairs
Residential Mortgage RB Series 2019A	4.75%	01/01/49 (a)	1,920,000	2,178,739
S/F Mortgage RB Series 2018A	4.75%	03/01/49 (a)	1,390,000	1,568,267
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (a)	125,000	129,409
S/F Mortgage RB Series 2019A	4.25%	03/01/49 (a)	1,900,000	2,130,071
Texas Water Dev Brd
State Revolving Fund RB Series 2020	5.00%	08/01/23	500,000	569,205
State Revolving Fund RB Series 2020	5.00%	08/01/24	750,000	888,285
				45,341,907
UTAH 0.1%
Utah Board of Regents
Student Building Fee RB Series 2018	5.00%	03/01/27 (a)	360,000	433,847
Student Building Fee RB Series 2018	5.00%	03/01/28 (a)	425,000	511,551
				945,398
VERMONT 1.1%
Vermont HFA
Mortgage RB Series 2011A	4.50%	02/01/26 (a)	300,000	306,975
Multiple Purpose Bonds Series 2017D	4.00%	05/01/48 (a)	955,000	1,026,014
Multiple Purpose Bonds Series 2018A	4.00%	11/01/48 (a)	4,325,000	4,716,715
Multiple Purpose Bonds Series 2018C	4.75%	11/01/48 (a)	1,890,000	2,129,973
				8,179,677
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
VIRGINIA 0.7%
Chesapeake Bay Bridge & Tunnel District
BAN 2019	5.00%	11/01/23	4,250,000	4,778,233
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (a)(b)	220,000	231,451
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (b)	600,000	635,808
				5,645,492
WASHINGTON 4.6%
Energy Northwest
Electric Refunding RBs Series 2020A	5.00%	07/01/27	1,000,000	1,297,400
Electric Refunding RBs Series 2020A	5.00%	07/01/28	3,585,000	4,758,370
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,755,000	1,939,170
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	821,473
Lake Washington SD #414
ULT Refunding GO Bonds Series 2020	4.00%	12/01/28 (e)(f)	10,000,000	12,607,600
Mason Cnty Public Hospital District #1
Hospital RB Series 2018	5.00%	12/01/48 (a)	2,000,000	2,312,940
Moses Lake SD #161
ULT GO Bonds Series 2018	5.00%	12/01/33 (a)(e)	1,000,000	1,276,790
ULT GO Bonds Series 2018	5.00%	12/01/34 (a)(e)	1,000,000	1,273,250
ULT GO Bonds Series 2018	5.00%	12/01/35 (a)(e)	1,250,000	1,585,437
Ocosta SD #172
ULT GO Bonds 2013	3.13%	12/01/20 (e)	65,000	65,456
ULT GO Bonds 2013	5.00%	12/01/23 (e)	340,000	391,581
Port of Bellingham
Refunding RB 2019	5.00%	12/01/27	500,000	624,135
Refunding RB 2019	5.00%	12/01/28	460,000	582,595
Refunding RB 2019	5.00%	12/01/29 (a)	500,000	635,465
Refunding RB 2019	5.00%	12/01/30 (a)	625,000	789,338
Tukwila SD #406
ULT GO Series 2018	5.00%	12/01/37 (a)(e)	2,880,000	3,617,424
				34,578,424
WEST VIRGINIA 0.4%
West Virginia Hospital Finance Auth
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/35 (a)	1,400,000	1,700,650
Hospital Refunding RB (Cabell Huntington Hospital) Series 2018A	5.00%	01/01/36 (a)	1,400,000	1,691,410
				3,392,060
WISCONSIN 0.6%
Wisconsin Health & Educational Facilities Auth
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/31 (a)	1,000,000	1,171,120
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/32 (a)	1,025,000	1,189,881
RB (Thedacare) Series 2015	5.00%	12/15/21	200,000	211,416
32
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,150,211
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (a)	1,000,000	1,174,620
				4,897,248
Total Fixed-Rate Obligations
(Cost $612,847,500)				649,738,067

Variable-Rate Obligations 14.6% of net assets
ARIZONA 0.4%
Arizona Health Facilities Auth
Refunding RB (Phoenix Childrens Hospital) Series 2013A3
(SIFMA Municipal Swap Index + 1.85%)	1.94%	02/01/48 (a)	3,000,000	3,053,430
CALIFORNIA 1.3%
Bay Area Toll Auth
Toll Bridge RB Series 2017H	2.13%	04/01/53 (a)(g)	3,000,000	3,165,330
Toll Bridge RB Series 2018A	2.63%	04/01/45 (a)(g)	3,000,000	3,291,840
California Health Facilities Financing Auth
RB (Adventist Health System) Series 2011A	3.00%	03/01/41 (a)(g)	3,275,000	3,440,715
				9,897,885
COLORADO 1.6%
Colorado Health Facilities Auth
Hospital RB (AdventHealth) Series 2019B	5.00%	11/15/49 (a)(g)	4,000,000	5,026,520
Denver
Airport System RB Series 2019D	5.00%	11/15/31 (a)(g)	1,750,000	1,914,640
Univ of Colorado
Refunding RB Series 2019C	2.00%	06/01/54 (a)(g)	5,000,000	5,300,300
				12,241,460
DISTRICT OF COLUMBIA 0.4%
District of Columbia Water & Sewer Auth
Public Utility Sub Lien RB Series 2019C	1.75%	10/01/54 (a)(g)	3,000,000	3,117,780
FLORIDA 1.1%
Florida Development Finance Corp
Surface Transportation Facility RB (Virgin Trains USA) Series 2019B	0.55%	01/01/49 (a)(e)(g)(h)	7,000,000	6,999,720
Hillsborough Cnty IDA
Health System RB (Baycare Health) Series 2020D	0.04%	11/15/42 (a)(e)(h)	900,000	900,000
				7,899,720
GEORGIA 0.7%
Main St Natural Gas Inc
Gas Supply RB Series 2018E
(SIFMA Municipal Swap Index + 0.57%)	0.66%	08/01/48 (a)	5,000,000	4,990,200
33
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
IOWA 0.8%
Public Energy Financing Auth
Gas Project RB Series 2019	5.00%	09/01/49 (a)(e)(g)	5,000,000	6,105,500
LOUISIANA 0.4%
Louisiana Local Government Environmental Facilities & Community Development Auth
RB (BASF Corp) Series 2000A	0.47%	12/01/30 (a)(h)	3,000,000	3,000,000
MONTANA 0.8%
Montana Facility Finance Auth
RB (Billings Clinic) Series 2018C
(SIFMA Municipal Swap Index + 0.55%)	0.64%	08/15/37 (a)	3,100,000	3,096,683
Montana State Board of Regents
Educational Facilities Refunding RB (Montana State Univ) Series 2012A
(SIFMA Municipal Swap Index + 0.45%)	0.54%	11/15/35 (a)	3,225,000	3,187,364
				6,284,047
NEW YORK 2.6%
New York City
GO Bonds Fiscal 2018 Series B5	0.03%	10/01/46 (a)(e)(h)	4,740,000	4,740,000
New York City Municipal Water Finance Auth
Water & Sewer System 2nd Resolution RB Fiscal 2015 Series BB4	0.03%	06/15/50 (a)(e)(h)	2,080,000	2,080,000
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2010 Series A1	0.05%	05/01/34 (a)(e)(h)	1,700,000	1,700,000
Future Tax Secured Sub Bonds Fiscal 2014 Series D3	0.04%	02/01/44 (a)(e)(h)	500,000	500,000
Future Tax Secured Sub Bonds Fiscal 2019 Series A4	0.02%	08/01/45 (a)(e)(h)	7,175,000	7,175,000
New York Liberty Development Corp
RB (Goldman Sachs Headquarters) Series 2005	0.59%	10/01/29 (a)(e)(i)(j)	3,750,000	3,750,000
				19,945,000
OHIO 0.1%
Ohio
Hospital RB (Cleveland Clinic Health System) Series 2019E	0.02%	01/01/52 (a)(e)(h)	915,000	915,000
OREGON 1.5%
Marion & Polk Cnty SD
GO Bonds Series 2020B	0.00%	06/15/33 (a)(e)(k)	1,500,000	1,937,415
GO Bonds Series 2020B	0.00%	06/15/34 (a)(e)(k)	1,000,000	1,286,960
Oregon Business Development Commission
Recovery Zone Facility Bonds (Intel Corp) Series 232	2.40%	12/01/40 (a)(g)	3,000,000	3,157,440
St. Helens SD #502
GO Bonds Series 2020B	0.00%	06/15/45 (a)(e)(k)	1,665,000	1,937,344
Umatilla SD #6R
GO Bonds Series 2017	0.00%	06/15/29 (a)(e)(k)	340,000	378,002
GO Bonds Series 2017	0.00%	06/15/30 (a)(e)(k)	300,000	331,665
GO Bonds Series 2017	0.00%	06/15/31 (a)(e)(k)	300,000	329,931
GO Bonds Series 2017	0.00%	06/15/32 (a)(e)(k)	350,000	382,620
GO Bonds Series 2017	0.00%	06/15/33 (a)(e)(k)	520,000	565,687
34
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GO Bonds Series 2017	0.00%	06/15/34 (a)(e)(k)	350,000	379,687
GO Bonds Series 2017	0.00%	06/15/35 (a)(e)(k)	410,000	441,816
				11,128,567
SOUTH CAROLINA 0.3%
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.38%	04/01/27 (a)(g)	1,810,000	1,861,893
TEXAS 2.0%
Deer Park ISD
ULT GO Bonds Series 2018	1.55%	10/01/42 (a)(e)(g)	1,660,000	1,661,660
Denton ISD
ULT GO Series 2014B	2.00%	08/01/44 (a)(e)(g)	2,000,000	2,107,200
Fort Bend ISD
ULT GO Refunding Bonds Series 2020B	0.88%	08/01/50 (a)(e)(g)	3,000,000	3,024,390
Northside ISD
ULT GO Series 2019	1.60%	08/01/49 (a)(e)(g)	2,980,000	3,086,654
San Antonio
Water System Jr Lien RB Series 2019A	2.63%	05/01/49 (a)(g)	5,000,000	5,346,750
				15,226,654
WASHINGTON 0.4%
King Cnty
Sewer Jr Lien RB Series 2012	2.60%	01/01/43 (a)(g)	3,000,000	3,028,980
WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Auth
RB (Advocate Aurora Health) Series 2018C4
(SIFMA Municipal Swap Index + 0.65%)	0.74%	08/15/54 (a)	1,700,000	1,693,897
Total Variable-Rate Obligations
(Cost $107,833,133)				110,390,013
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Refunded bond.
(c)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(d)	Zero coupon bond.
(e)	Credit-enhanced or liquidity-enhanced.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.
(i)	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,750,000 or 0.5% of net assets.
(k)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.

35
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
TOB —	Tender option bond
TRAN —	Tax and revenue anticipation note
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$649,738,067	$—	$649,738,067
Variable-Rate Obligations[1]	—	110,390,013	—	110,390,013
Total	$—	$760,128,080	$—	$760,128,080
[1]	As categorized in Portfolio Holdings.
36
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $720,680,633)		$760,128,080
Cash		636,395
Receivables:
Investments sold		3,059,057
Interest		6,913,876
Fund shares sold		2,814,906
Prepaid expenses	+	31,380
Total assets		773,583,694
Liabilities
Payables:
Investments bought - delayed-delivery		13,968,409
Investment adviser and administrator fees		152,095
Shareholder service fees		153,869
Fund shares redeemed		781,776
Distributions to shareholders		592,303
Accrued expenses	+	91,292
Total liabilities		15,739,744
Net Assets
Total assets		773,583,694
Total liabilities	–	15,739,744
Net assets		$757,843,950
Net Assets by Source
Capital received from investors		716,494,200
Total distributable earnings		41,349,750

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$757,843,950		62,477,436		$12.13

37
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2019 through August 31, 2020
Investment Income
Interest		$19,651,537
Expenses
Portfolio accounting fees		117,170
Investment adviser and administrator fees		2,046,686
Registration fees		50,766
Professional fees		43,830
Shareholder service fees		1,805,569
Shareholder reports		28,512
Independent trustees’ fees		18,042
Transfer agent fees		11,147
Custodian fees		6,517
Other expenses	+	10,943
Total expenses		4,139,182
Expense reduction by CSIM and its affiliates	–	471,101
Net expenses	–	3,668,081
Net investment income		15,983,456
Realized and Unrealized Gains (Losses)
Net realized gains on investments		2,749,874
Net realized losses on futures contracts	+	(715,641)
Net realized gains		2,034,233
Net change in unrealized appreciation (depreciation) on investments		(2,754,240)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(9,470)
Net change in unrealized appreciation (depreciation)	+	(2,763,710)
Net realized and unrealized losses		(729,477)
Increase in net assets resulting from operations		$15,253,979
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/19-8/31/20		9/1/18-8/31/19
Net investment income		$15,983,456	$16,671,060
Net realized gains		2,034,233	4,635,397
Net change in unrealized appreciation (depreciation)	+	(2,763,710)	32,737,948
Increase in net assets from operations		15,253,979	54,044,405
Distributions to Shareholders
Total distributions		($18,059,870)	($16,665,627)

Transactions in Fund Shares
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,312,965	$266,887,982	34,799,267	$401,536,761
Shares reinvested		839,847	10,070,852	784,635	9,172,872
Shares redeemed	+	(22,653,985)	(267,662,212)	(30,035,862)	(346,755,331)
Net transactions in fund shares		498,827	$9,296,622	5,548,040	$63,954,302
Shares Outstanding and Net Assets
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,978,609	$751,353,219	56,430,569	$650,020,139
Total increase	+	498,827	6,490,731	5,548,040	101,333,080
End of period		62,477,436	$757,843,950	61,978,609	$751,353,219
39
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/19– 8/31/20	9/1/18– 8/31/19	9/1/17– 8/31/18	9/1/16– 8/31/17	9/1/15– 8/31/16
Per-Share Data
Net asset value at beginning of period	$12.23	$11.69	$11.96	$12.30	$11.97
Income (loss) from investment operations:
Net investment income (loss)[1]	0.24	0.29	0.28	0.28	0.27
Net realized and unrealized gains (losses)	0.07	0.54	(0.27)	(0.25)	0.40
Total from investment operations	0.31	0.83	0.01	0.03	0.67
Less distributions:
Distributions from net investment income	(0.24)	(0.29)	(0.28)	(0.28)	(0.27)
Distributions from net realized gains	(0.04)	—	—	(0.09)	(0.07)
Total distributions	(0.28)	(0.29)	(0.28)	(0.37)	(0.34)
Net asset value at end of period	$12.26	$12.23	$11.69	$11.96	$12.30
Total return	2.54%	7.19%	0.14%	0.36%	5.64%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.58%	0.60%	0.60%	0.59%	0.60%
Net investment income (loss)	1.97%	2.42%	2.42%	2.38%	2.23%
Portfolio turnover rate	78%	75%	59%	64%	38% [2]
Net assets, end of period (x 1,000,000)	$488	$488	$395	$427	$466

1
Calculated based on the average shares outstanding during the period.
2
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
40
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 89.6% of net assets
CALIFORNIA 89.6%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20 (a)	775,000	775,000
Alameda City USD
GO Bonds Series C	4.00%	08/01/28 (b)	400,000	494,832
GO Bonds Series C	4.00%	08/01/30 (b)	450,000	550,116
GO Bonds Series C	4.00%	08/01/31 (b)	260,000	315,884
GO Bonds Series C	4.00%	08/01/32 (b)	250,000	301,213
GO Bonds Series C	4.00%	08/01/33 (b)	250,000	298,388
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (b)	2,060,000	2,298,569
American Canyon Finance Auth
Refunding RB Series 2015	5.00%	09/02/22	345,000	378,620
Refunding RB Series 2015	5.00%	09/02/23	575,000	656,133
Refunding RB Series 2015	5.00%	09/02/25	690,000	846,823
Anaheim Housing & Public Improvement Auth
Water System RB Series 2016A	5.00%	10/01/41 (b)(c)	1,000,000	1,052,570
Anaheim Public Financing Auth
Lease RB Series 2014A	5.00%	05/01/21	105,000	107,529
Lease RB Series 2014A	5.00%	05/01/22	375,000	397,440
Lease RB Series 2014A	5.00%	05/01/23	250,000	277,105
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (b)	650,000	777,608
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (d)	555,000	530,547
GO Bonds Series 2017	0.00%	08/01/34 (b)(d)	7,945,000	5,356,360
California
GO Bonds	5.00%	11/01/24 (b)	750,000	755,955
GO Bonds	5.00%	09/01/25 (b)	1,815,000	2,069,118
GO Bonds	5.00%	11/01/25 (b)	80,000	80,625
GO Bonds	5.00%	03/01/34 (b)	3,000,000	3,994,890
GO Bonds	5.00%	09/01/42 (b)	1,500,000	1,628,265
GO Bonds Series CQ	4.00%	12/01/47 (b)	4,060,000	4,424,426
GO Refunding Bonds	5.00%	08/01/27	2,730,000	3,547,935
GO Refunding Bonds	5.25%	10/01/32 (b)	1,960,000	2,062,586
GO Refunding Bonds Series 2016	5.00%	09/01/29 (b)	1,290,000	1,621,762
GO Refunding Bonds Series 2017	5.00%	08/01/32 (b)	2,000,000	2,486,420
41
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
California County Tobacco Securitization Agency
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/36 (b)	1,510,000	1,798,561
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/37 (b)	310,000	367,905
Tobacco Settlement (Los Angeles Cnty Securitization) RB Series 2020A	4.00%	06/01/38 (b)	340,000	402,254
Tobacco Settlement (Los Angeles Cnty Securitization) Series 2020B-1	1.75%	06/01/30	250,000	254,050
Tobacco Settlement (Los Angeles Cnty Securitization) Sr RB Series 2020A	4.00%	06/01/49 (b)	1,530,000	1,720,347
California Dept of Water Resources
Water System RB Series BB	5.00%	12/01/35 (b)	1,000,000	1,368,680
California Educational Facilities Auth
RB (Art Center College of Design) Series 2018A	5.00%	12/01/35 (b)	1,250,000	1,449,100
RB (Art Center College of Design) Series 2018A	5.00%	12/01/44 (b)	1,000,000	1,128,350
California Health Facilities Financing Auth
Insured RB (Northern CA Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (a)	175,000	196,691
RB (Childrens Hospital of Orange Cnty) Series 2019A	4.00%	11/01/29	500,000	626,460
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/30 (b)	500,000	663,455
RB (Childrens Hospital of Orange Cnty) Series 2019A	5.00%	11/01/31 (b)	965,000	1,272,401
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (a)	275,000	302,181
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(b)	200,000	240,204
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(b)	800,000	955,520
California Infrastructure & Economic Development Bank
Lease RB (California State Retirement System) Series 2019	5.00%	08/01/49 (b)	1,150,000	1,452,979
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (b)	1,635,000	1,861,840
RB (Univ of Southern California) Series 2010	3.25%	12/01/21 (b)(c)	750,000	755,820
RB (Univ of Southern California) Series 2010	5.00%	12/01/23 (b)(c)	670,000	678,127
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (b)	4,130,000	4,540,274
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	4.00%	12/01/36 (b)(e)	430,000	484,034
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	4.00%	12/01/37 (b)(e)	475,000	532,722
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	5.00%	12/01/39 (b)(e)	1,000,000	1,225,070
Refunding RB (Performing Arts Center of Los Angeles Cnty) Series 2020	5.00%	12/01/41 (b)(e)	995,000	1,211,024
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (b)	250,000	292,105
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (b)	330,000	384,463
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/31 (b)	350,000	406,392
Refunding RBs (Academy of Motion Picture) Series 2020B	5.00%	11/01/29 (b)	1,500,000	2,007,135
California Municipal Finance Auth
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/26 (a)	360,000	441,061
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/27 (a)	350,000	440,913
Insured Refunding RB (Channing House) Series 2017A	5.00%	05/15/34 (a)(b)	1,040,000	1,246,471
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/28	1,455,000	1,683,755
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/29	1,515,000	1,766,657
RB (Clinicas del Camino Real) Series 2020	4.00%	03/01/30	790,000	926,694
RB (Inland Christian Home) Series 2020	4.00%	12/01/39 (a)(b)	1,240,000	1,447,936
RB (National Univ) Series 2019A	5.00%	04/01/26	650,000	782,171
RB (National Univ) Series 2019A	5.00%	04/01/27	1,100,000	1,353,946
RB (Univ of La Verne) Series 2017A	5.00%	06/01/29 (b)	1,000,000	1,221,860
RB (Univ of the Pacific) Series 2016	5.00%	11/01/41 (b)	600,000	602,718
RB (Univ of the Pacific) Series 2016	5.00%	11/01/48 (b)	1,000,000	1,004,270
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/25	305,000	351,317
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/27	860,000	1,020,184
Refunding RB (Biola Univ) Series 2017	5.00%	10/01/28 (b)	520,000	611,926
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/27	600,000	732,072
42
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/30 (b)	1,350,000	1,617,745
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/29 (b)	645,000	729,953
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/30 (b)	750,000	845,542
Refunding RB (HumanGood California) Series 2019A	4.00%	10/01/31 (b)	500,000	561,245
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/29 (a)(b)	250,000	314,448
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/31 (a)(b)	575,000	715,059
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/32 (a)(b)	250,000	309,103
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/33 (a)(b)	250,000	307,765
California Public Finance Auth
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/20	250,000	251,115
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/21	410,000	427,072
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/33 (b)	425,000	481,406
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/47 (b)	1,000,000	1,100,980
California Public Works Board
Lease RB Series 2011C	5.75%	10/01/31 (b)	1,000,000	1,057,280
Lease RB Series 2011D	5.00%	12/01/22 (b)	500,000	530,315
Lease RB Series 2012A	5.00%	04/01/23 (b)	1,850,000	1,991,987
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,190,880
California School Finance Auth
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/21	280,000	287,305
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/22	300,000	315,441
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/23	200,000	215,486
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/24	165,000	187,942
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/37 (b)	590,000	689,309
California Statewide Communities Development Auth
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/24	870,000	982,352
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/31 (b)	1,700,000	2,066,520
Hospital Refunding RB (Methodist Hospital of Southern California) Series 2018	5.00%	01/01/33 (b)	1,600,000	1,922,704
Insured Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/34 (a)(b)	750,000	949,725
Insured Health Facility Refunding RB (Los Angeles Jewish Home for the Aging) Series 2019A	5.00%	11/15/37 (a)(b)	735,000	919,728
RB (Adventist Health System West) Series 2018A	5.00%	03/01/48 (b)	2,765,000	3,311,170
RB (Loma Linda Univ Medical Center) Series 2018A	5.25%	12/01/43 (b)	2,500,000	2,738,025
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/30 (b)	800,000	961,512
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/32 (b)	700,000	829,017
RB (The Redwoods) Series 2013	4.00%	11/15/20 (a)	125,000	125,980
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/29 (a)(b)	300,000	385,380
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/30 (a)(b)	235,000	299,115
RB (Viamonte Sr Living 1) Series 2018A	5.00%	07/01/32 (a)(b)	900,000	1,128,456
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/35 (a)(b)	275,000	316,456
RB (Viamonte Sr Living 1) Series 2018A	4.00%	07/01/36 (a)(b)	425,000	487,165
RBs (Emanate Health) Series 2020A	4.00%	04/01/36 (b)	2,025,000	2,372,591
RBs (Emanate Health) Series 2020A	4.00%	04/01/45 (b)	1,750,000	1,994,510
RBs (Emanate Health) Series 2020A	3.00%	04/01/50 (b)	1,500,000	1,534,395
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/30 (b)	500,000	567,455
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (b)	1,250,000	1,408,000
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21	300,000	307,749
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (b)	440,000	465,414
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/21	550,000	569,360
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	430,844
43
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/33 (b)	1,075,000	1,369,528
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/36 (b)	1,475,000	1,864,267
Salinas Transportation Revenue COPs Series 2018B	5.00%	12/01/41 (b)	2,465,000	3,063,798
Carpinteria Valley Water District
Refunding RB Series 2020A	5.00%	07/01/29	125,000	171,031
Refunding RB Series 2020A	5.00%	07/01/30	150,000	209,603
Refunding RB Series 2020A	5.00%	07/01/31 (b)	145,000	200,947
Refunding RB Series 2020A	5.00%	07/01/32 (b)	200,000	274,150
Refunding RB Series 2020A	5.00%	07/01/33 (b)	200,000	270,702
Refunding RB Series 2020A	5.00%	07/01/34 (b)	250,000	335,303
Refunding RB Series 2020A	5.00%	07/01/35 (b)	350,000	466,578
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (b)(c)	1,300,000	1,514,396
Ceres Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2020	4.00%	12/15/34 (b)	500,000	601,460
Sub Tax Allocation Refunding Bonds Series 2020	4.00%	12/15/35 (b)	500,000	598,700
Chaffey Joint UHSD
GO Bonds Series D	0.00%	08/01/34 (b)(d)	500,000	362,025
GO Bonds Series D	0.00%	08/01/35 (b)(d)	600,000	417,594
GO Bonds Series D	0.00%	08/01/36 (b)(d)	1,000,000	668,470
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/22	165,000	179,888
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (b)	1,060,000	1,296,221
Compton USD
GO Bonds Series 2019 B	0.00%	06/01/36 (b)(d)	1,500,000	991,095
GO Refunding Bonds Series 2016F	5.50%	06/01/28 (b)	250,000	316,488
GO Refunding Bonds Series 2016F	5.50%	06/01/30 (b)	500,000	630,085
GO Refunding Bonds Series 2016F	5.50%	06/01/31 (b)	750,000	943,215
Contra Costa CCD
GO Refunding Bonds Series 2011	5.00%	08/01/22 (b)(c)	975,000	1,018,348
Cordova Recreation & Park District
COP Series 2018	5.00%	03/01/43 (b)	1,130,000	1,281,974
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014B	5.00%	08/01/23	735,000	837,194
Desert CCD
GO Bonds Series 2018	5.00%	08/01/37 (b)(c)	415,000	473,237
GO Bonds Series 2018	5.00%	08/01/38 (b)(c)	500,000	570,165
Diablo Water District
Water Revenue COP Series 2019	4.00%	01/01/23	400,000	435,592
Water Revenue COP Series 2019	4.00%	01/01/27	470,000	574,241
Water Revenue COP Series 2019	4.00%	01/01/28	490,000	611,064
Water Revenue COP Series 2019	4.00%	01/01/29 (b)	505,000	624,190
Water Revenue COP Series 2019	4.00%	01/01/30 (b)	480,000	583,550
Discovery Bay Public Financing Auth
Water & Wastewater RB Series 2017	5.00%	12/01/25	225,000	281,936
Water & Wastewater RB Series 2017	5.00%	12/01/26	240,000	309,487
Water & Wastewater RB Series 2017	5.00%	12/01/27	250,000	330,243
East Bay Municipal Utility District
Water System Refunding Bonds Series 2015A	5.00%	06/01/35 (b)	475,000	568,646
44
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
East Side UHSD
Refunding GO Bonds Series 2020	5.00%	08/01/22	1,230,000	1,343,959
Refunding GO Bonds Series 2020	5.00%	08/01/24	1,000,000	1,189,120
Refunding GO Bonds Series 2020	5.00%	08/01/26	1,200,000	1,529,268
Refunding GO Bonds Series 2020	5.00%	08/01/27	1,150,000	1,510,030
El Camino Hospital District
GO Bonds Series 2006	0.00%	08/01/29 (d)	1,250,000	1,119,537
Elk Grove Finance Auth
Special Tax RB Series 2015	5.00%	09/01/22	450,000	491,423
Special Tax RB Series 2015	5.00%	09/01/23	775,000	884,755
Foster City
GO Bonds Series 2020	3.00%	08/01/33 (b)	250,000	276,158
GO Bonds Series 2020	3.00%	08/01/34 (b)	390,000	427,596
GO Bonds Series 2020	3.00%	08/01/35 (b)	300,000	327,339
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (b)(c)(d)	1,000,000	342,010
Fresno Jt Power Finance Auth
Lease Refunding RB Series 2017A	5.00%	04/01/26	850,000	1,040,833
Lease Refunding RB Series 2017A	5.00%	04/01/28 (b)	1,415,000	1,764,208
Fresno USD
GO Bonds Series 2016A	0.00%	08/01/33 (b)(d)	1,120,000	774,883
GO Bonds Series 2016A	0.00%	08/01/34 (b)(d)	1,900,000	1,250,447
Glendale Community College Dist
GO Bonds Series B	0.00%	08/01/36 (b)(d)	2,500,000	1,680,075
GO Bonds Series B	0.00%	08/01/37 (b)(d)	1,900,000	1,231,181
GO Bonds Series B	0.00%	08/01/38 (b)(d)	2,020,000	1,262,379
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,322,912
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	2,015,728
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/22	375,000	415,785
Refunding COP Series 2014A	5.00%	12/01/24 (b)	900,000	1,039,392
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	902,844
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (b)	730,000	874,591
Hastings Campus Housing Financing Auth
Campus Housing RB Series 2020A	5.00%	07/01/45 (b)(e)	2,800,000	2,903,096
Hastings College of the Law
Refunding Bonds Series 2017	5.00%	04/01/25	400,000	477,596
Refunding Bonds Series 2017	5.00%	04/01/27	175,000	220,682
Refunding Bonds Series 2017	5.00%	04/01/28 (b)	180,000	225,722
Refunding Bonds Series 2017	5.00%	04/01/32 (b)	1,100,000	1,348,006
Refunding Bonds Series 2017	5.00%	04/01/34 (b)	1,215,000	1,477,671
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,182,666
Healdsburg Redevelopment Agency
Tax Allocation Refunding Bonds (Sotoyome) Series 2017	4.00%	08/01/22	695,000	740,036
Imperial USD
GO Bonds Series A	5.25%	08/01/43 (b)	2,430,000	2,960,736
45
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Independent Cities Finance Auth
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/25	780,000	889,996
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	4.25%	05/15/26	810,000	938,701
Mobile Home Park Refunding RB (Union City Tropics) Series 2019	5.00%	05/15/48 (b)	2,000,000	2,372,140
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,221,006
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (b)	1,250,000	1,509,325
Inglewood Successor Redevelopment Agency
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/26	500,000	621,365
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/27	500,000	636,675
Inglewood USD
GO Bonds Series A	6.25%	08/01/37 (b)	685,000	787,565
GO Bonds Series B	5.00%	08/01/30 (b)	100,000	125,438
GO Bonds Series B	5.00%	08/01/31 (b)	200,000	249,558
GO Bonds Series B	5.00%	08/01/32 (b)	200,000	247,858
GO Bonds Series B	5.00%	08/01/33 (b)	225,000	276,505
GO Bonds Series B	5.00%	08/01/35 (b)	200,000	243,472
GO Bonds Series B	5.00%	08/01/37 (b)	770,000	932,470
Kern Cnty
Refunding COP Series 2016A	5.00%	11/01/23	3,020,000	3,469,829
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/30 (b)	1,500,000	1,858,440
Kern High School District
GO Bonds Series 2016A	3.00%	08/01/29 (b)	1,000,000	1,123,290
Lake Tahoe USD
GO Refunding Bonds Series 2019	4.00%	08/01/26	550,000	656,255
GO Refunding Bonds Series 2019	4.00%	08/01/28	630,000	781,231
GO Refunding Bonds Series 2019	4.00%	08/01/29	605,000	762,917
Lancaster Redevelopment Agency
Tax Allocation Refunding Bonds Series 2017	4.00%	08/01/26	1,360,000	1,619,257
Tax Allocation Refunding Bonds Series 2017	5.00%	08/01/29 (b)	820,000	997,874
Livermore Valley Joint USD
GO Bonds Series 2019	4.00%	08/01/30 (b)	430,000	512,113
GO Bonds Series 2019	4.00%	08/01/31 (b)	325,000	384,989
GO Bonds Series 2019	4.00%	08/01/32 (b)	335,000	393,970
GO Bonds Series 2019	4.00%	08/01/33 (b)	370,000	431,583
GO Bonds Series 2019	4.00%	08/01/34 (b)	600,000	695,796
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,135,992
Long Beach Harbor Dept
Refunding RB Series 2020B	5.00%	05/15/23	1,430,000	1,596,595
Refunding RB Series 2020B	5.00%	05/15/24 (f)	6,260,000	7,243,258
Los Angeles
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22	440,000	469,546
Los Angeles Cnty
TRAN Series 2020-2021A	4.00%	06/30/21	3,500,000	3,611,195
Los Angeles Cnty Public Works Financing Auth
Lease RB Series 2019 E1	5.00%	12/01/30 (b)	600,000	805,488
46
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,630,331
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (b)	3,880,000	4,743,028
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	735,000	806,221
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	980,000	1,120,689
Los Angeles Dept of Airports
Sr Ref RB Series 2018B	5.00%	05/15/33 (b)	3,325,000	4,089,284
Sr Refunding RB Series 2018B	5.00%	05/15/32 (b)	1,675,000	2,070,635
Sub RB Series 2018D	5.00%	05/15/31 (b)	1,510,000	1,918,244
Sub RB Series 2019F	5.00%	05/15/28	1,310,000	1,665,861
Los Angeles Dept of Water & Power
Power System RB Series 2015A	5.00%	07/01/30 (b)(f)	3,015,000	3,593,970
Power System RB Series 2020B	5.00%	07/01/40 (b)(f)	5,000,000	6,579,450
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (b)	1,450,000	1,680,651
Refunding RB Series 2011B	5.00%	08/01/24 (b)	1,000,000	1,041,900
Refunding RB Series 2015A	5.00%	08/01/26 (b)	850,000	1,021,530
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/31 (b)	1,050,000	1,217,412
Los Gatos
COP Series 2010	5.00%	08/01/21 (b)	500,000	501,280
Los Osos Community Facilities Wastewater Assessment District #1
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/24	675,000	796,176
Limited Obligation Refunding Bonds Series 2019	5.00%	09/02/26	740,000	922,965
Madera Irrigation District
Water Refunding RB Series 2015	5.00%	09/01/28 (b)	2,205,000	2,708,424
Mono Cnty
COP Series 2018A	5.00%	10/01/48 (b)	2,490,000	2,994,972
Monte Vista Wtr Dist
Revenue COP Series 2020A	5.00%	10/01/44 (b)	2,495,000	3,177,358
Revenue COP Series 2020A	4.00%	10/01/49 (b)	2,535,000	2,951,399
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	894,888
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/21	550,000	573,782
RB Series 2011A	5.75%	08/01/40 (b)	700,000	721,763
Nothern California Energy Auth
Commodity Suppply RB Series 2018	5.00%	07/01/24 (a)	3,000,000	3,495,480
Novato
Special Tax Refunding Bonds Series 2020	4.00%	09/01/22	100,000	107,404
Special Tax Refunding Bonds Series 2020	4.00%	09/01/24	100,000	113,858
Special Tax Refunding Bonds Series 2020	4.00%	09/01/25	150,000	174,966
Special Tax Refunding Bonds Series 2020	4.00%	09/01/26	150,000	178,109
Special Tax Refunding Bonds Series 2020	4.00%	09/01/27	250,000	301,858
Special Tax Refunding Bonds Series 2020	4.00%	09/01/28 (b)	200,000	244,546
Special Tax Refunding Bonds Series 2020	4.00%	09/01/29 (b)	250,000	303,985
Special Tax Refunding Bonds Series 2020	4.00%	09/01/30 (b)	140,000	169,193
47
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Special Tax Refunding Bonds Series 2020	4.00%	09/01/31 (b)	285,000	341,664
Special Tax Refunding Bonds Series 2020	4.00%	09/01/32 (b)	150,000	178,746
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (b)(c)	1,000,000	1,064,910
Oak Grove SD
GO Bonds Series F-2	0.00%	08/01/44 (b)(d)	2,000,000	973,520
GO Bonds Series F-2	0.00%	06/01/45 (b)(d)	1,500,000	709,125
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (b)	620,000	755,284
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/20	1,900,000	1,900,000
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	540,800
GO Bonds Series 2015A	5.00%	08/01/23	700,000	789,019
GO Bonds Series 2015A	5.00%	08/01/24	600,000	700,908
GO Bonds Series 2019A	5.00%	08/01/29 (b)	1,500,000	1,897,515
GO Bonds Series 2019A	5.00%	08/01/31 (b)	500,000	626,135
GO Refunding Bonds Series 2017C	5.00%	08/01/34 (b)	2,000,000	2,458,740
Oakley Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/29 (b)	250,000	323,400
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/30 (b)	500,000	642,910
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/31 (b)	660,000	841,177
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/32 (b)	350,000	443,153
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/33 (b)	725,000	910,448
Tax Allocation Refunding Bonds Series 2018	5.00%	09/01/34 (b)	525,000	657,662
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	707,646
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	274,374
Oroville
RB (Oroville Hospital) Series 2019	5.25%	04/01/49 (b)	2,000,000	2,164,580
Oxnard
Lease Refunding RB Series 2018	5.00%	06/01/33 (b)	1,250,000	1,582,975
Lease Refunding RB Series 2018	5.00%	06/01/34 (b)	1,235,000	1,558,298
Lease Refunding RB Series 2018	5.00%	06/01/35 (b)	770,000	968,167
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	500,000	564,600
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	2,054,325
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (b)(c)	1,365,000	1,677,708
GO Bonds Series D	5.00%	08/01/32 (b)(c)	1,490,000	1,831,344
GO Bonds Series D	5.00%	08/01/33 (b)(c)	1,685,000	2,071,017
Pacifica
Wastewater RB Series 2017	5.00%	10/01/32 (b)	1,030,000	1,307,121
Palmdale SD
GO Bonds Series 2017B	5.25%	08/01/42 (b)	2,500,000	3,106,725
Palo Alto
COP Series 2019A	5.00%	11/01/44 (b)	3,000,000	3,719,700
Palomar CCD
GO Bonds Series 2006D	5.00%	08/01/29 (b)	450,000	583,884
48
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Paramount USD
GO Bonds Series 2019B	0.00%	08/01/35 (b)(d)	1,425,000	970,624
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (b)	600,000	724,230
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (b)	350,000	451,014
Lease Refunding RB Series 2016	5.25%	09/01/33 (b)	800,000	1,001,440
Pleasant Hill Recreation & Park District
Refunding GO Bonds Series 2017	5.00%	08/01/30 (b)	770,000	976,537
Pleasant Valley SD
GO Refunding Bonds Series 2002A	5.85%	08/01/31	2,000,000	2,628,920
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (c)	320,000	356,240
Port of Oakland
Refunding RB Series 2017D	5.00%	11/01/27 (f)	4,895,000	6,176,462
Reedley
Water Refunding RB Series 2017	5.00%	09/01/25	540,000	666,608
Richmond Jt Powers Financing Auth
Refunding RB Series 2019B	4.00%	05/01/22	1,250,000	1,320,887
Refunding RB Series 2019B	5.00%	05/01/23	1,000,000	1,118,270
Refunding RB Series 2019B	5.00%	05/01/24	650,000	754,149
Rio Elementary SD
GO Bonds Series 2018C	0.00%	08/01/31 (b)(d)	100,000	76,520
GO Bonds Series 2018C	0.00%	08/01/32 (b)(d)	115,000	83,796
GO Bonds Series 2018C	0.00%	08/01/38 (b)(d)	920,000	507,214
GO Bonds Series 2018C	0.00%	08/01/43 (b)(d)	1,000,000	435,560
GO Bonds Series 2018C	5.00%	08/01/47 (b)	1,000,000	1,239,300
GO Bonds Seris 2018C	0.00%	08/01/35 (b)(d)	400,000	253,968
Riverside Cnty
TRAN Series 2020	4.00%	06/30/21	5,000,000	5,159,300
Riverside Cnty Transportation Commission
Sales Tax RB Series 2013A	5.25%	06/01/24 (b)(c)	710,000	808,811
Riverside County Public Finance Auth
Lease Refunding RB Series 2015A	5.00%	11/01/25	1,200,000	1,463,628
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (b)	200,000	228,826
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (b)	1,000,000	1,134,210
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31 (b)(c)	1,000,000	1,041,820
Sacramento Cnty
Airport System Sr Refunding RB Series 2018C	5.00%	07/01/39 (b)	1,000,000	1,197,130
Airport System SR Refunding RB Series 2020	5.00%	07/01/34 (b)	1,650,000	2,164,981
San Diego Assoc of Governments
Capital Grant Receipts RB (Mid Coast Corridor Transit) Series 2019A	5.00%	11/15/25 (b)	2,500,000	2,932,975
Capital Grant Receipts RB (Mid Coast Corridor Transit) Series 2019B	1.80%	11/15/27 (b)	2,500,000	2,565,450
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	831,509
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	654,929
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	430,493
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (b)	1,000,000	1,226,540
49
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
San Diego Cnty Regional Airport Auth
RB Series 2017B	5.00%	07/01/31 (b)	1,360,000	1,650,034
Sub Refunding & RB Series 2019A	4.00%	07/01/37 (b)	1,000,000	1,161,090
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	5.00%	09/01/20 (c)	745,000	745,000
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	327,111
Refunding RB Series 2013A	5.00%	09/01/23	550,000	623,997
Refunding RB Series 2013A	5.00%	09/01/25 (b)	245,000	276,715
San Diego USD
GO Bonds Series 2017K2	0.00%	07/01/33 (b)(d)	1,090,000	779,503
San Francisco Airport Commission
RB 2nd Series 2019E	5.00%	05/01/40 (b)	2,875,000	3,526,849
RB 2nd Series 2019H	5.00%	05/01/21	2,000,000	2,052,240
Refunding RB Series 2011B	5.50%	05/01/21	450,000	465,228
Refunding RB Series 2012A	5.00%	05/01/26 (b)	290,000	310,900
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2019 F1	5.00%	08/01/28	1,995,000	2,693,270
San Francisco Public Utilities Commission
Water RB Series 2017A	5.00%	11/01/36 (b)	2,000,000	2,340,840
San Francisco Successor Redevelopment Agency
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	265,000	300,269
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (b)	150,000	176,088
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (b)	165,000	192,807
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (b)	305,000	353,925
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (b)	430,000	497,463
San Jacinto USD
GO Bonds Series 2017	5.00%	08/01/34 (b)	1,205,000	1,487,621
GO Bonds Series 2017	5.00%	08/01/36 (b)	925,000	1,133,513
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/21	350,000	359,307
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	375,225
San Lorenzo Valley USD
GO Bonds Series 2004	0.00%	08/01/28 (d)	990,000	893,772
San Luis Obispo Cnty CCD
GO Refunding Bonds Series A	5.00%	08/01/27 (b)	60,000	73,462
San Mateo Cnty CCD
GO Refunding Bonds Series 2018	5.00%	09/01/38 (b)	1,000,000	1,321,280
Go Refunding Bonds Series 2018	5.00%	09/01/39 (b)	1,045,000	1,376,746
GO Refunding Bonds Series 2018	5.00%	09/01/40 (b)	1,150,000	1,510,985
San Mateo Foster City PFA
Wastewater RB Series 2019	5.00%	08/01/29	1,310,000	1,795,892
San Mateo Foster City Public Finance Auth
RB Series 2020A	5.00%	05/01/33 (b)	190,000	244,659
RB Series 2020A	5.00%	05/01/34 (b)	225,000	288,817
RB Series 2020A	5.00%	05/01/36 (b)	500,000	636,410
RB Series 2020A	5.00%	05/01/37 (b)	250,000	317,195
50
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Sanger Public Financing Auth
Lease RB Series 2020A	4.00%	02/01/40 (b)(e)	1,250,000	1,442,362
Lease RB Series 2020A	4.00%	02/01/45 (b)(e)	1,510,000	1,722,185
Lease RB Series 2020A	4.00%	02/01/51 (b)(e)	2,255,000	2,560,462
Sanger USD
GO Bonds Series B	3.00%	08/01/45 (b)	1,750,000	1,855,717
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	3.00%	08/01/24	175,000	191,352
Lease RB Series 2014	5.00%	08/01/25 (b)	175,000	207,492
Lease RB Series 2014	5.00%	08/01/26 (b)	165,000	195,423
Lease RB Series 2014	5.00%	08/01/27 (b)	320,000	378,589
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30 (b)	820,000	847,290
Lease RB Series 2018	5.00%	07/01/35 (b)	575,000	712,460
Lease RB Series 2018	5.00%	07/01/38 (b)	175,000	214,722
Santa Rosa HSD
GO Bonds Series 2018C	5.00%	08/01/34 (b)	250,000	309,173
GO Bonds Series 2018C	5.00%	08/01/35 (b)	300,000	369,837
GO Bonds Series 2018C	5.00%	08/01/36 (b)	850,000	1,045,126
Shasta UHSD
GO Bonds Series 2018	5.25%	08/01/43 (b)	1,000,000	1,238,160
Sierra View Healthcare District
RB Series 2019	5.00%	07/01/24	915,000	1,048,132
RB Series 2019	4.00%	07/01/25	1,270,000	1,432,585
Refunding RB Series 2020	4.00%	07/01/26 (e)	300,000	342,102
Refunding RB Series 2020	5.00%	07/01/27 (e)	630,000	764,707
Refunding RB Series 2020	5.00%	07/01/30 (e)	645,000	808,359
South Bay USD
GO BAN Series 2019	0.00%	08/01/22 (d)	2,000,000	1,980,600
South Placer Wasterwater Auth
Wastewater Refunding RB Series 2020	5.00%	11/01/34	1,000,000	1,439,040
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21	425,000	444,856
Water Refunding RB Series 2016A	5.00%	07/01/34 (b)	390,000	476,752
Southern California Public Power Auth
Refunding RB Series 2020-1	5.00%	07/01/30 (b)	3,000,000	3,449,190
Susanville
Natural Gas Refunding RB Series 2019	2.00%	06/01/22	455,000	464,933
Natural Gas Refunding RB Series 2019	3.00%	06/01/25	575,000	630,614
Natural Gas Refunding RB Series 2019	4.00%	06/01/28 (b)	615,000	736,340
Natural Gas Refunding RB Series 2019	4.00%	06/01/30 (b)	680,000	806,623
Natural Gas Refunding RB Series 2019	4.00%	06/01/33 (b)	765,000	893,849
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	683,336
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	735,310
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	788,684
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	846,710
Tustin USD
GO Bonds Series B	6.00%	08/01/36 (b)(c)	950,000	1,000,730
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	3,000,000	3,215,370
Upland
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21	1,740,000	1,767,701
COP (San Antonio Regional Hospital) Series 2017	5.00%	01/01/24	1,200,000	1,354,968
West Contra Costa USD
GO Bonds Series 2020E	4.00%	08/01/49 (b)	2,000,000	2,332,800
GO Bonds Series 2020F	4.00%	08/01/49 (b)	1,000,000	1,166,400
West Hills CCD
GO Refunding Bonds Series 2016B	5.00%	08/01/25	320,000	386,413
GO Refunding Bonds Series 2016B	5.00%	08/01/26	450,000	557,096
GO Refunding Bonds Series 2016B	5.00%	08/01/30 (b)	595,000	726,995
GO Refunding Bonds Series 2016B	5.00%	08/01/31 (b)	635,000	772,217
Total Fixed-Rate Obligations
(Cost $413,305,134)				437,553,090

Variable-Rate Obligations 12.0% of net assets
CALIFORNIA 12.0%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1
(SIFMA Municipal Swap Index + 0.90%)	0.99%	04/01/45 (b)	5,000,000	5,014,800
Toll Bridge RB Series 2014E	2.00%	04/01/34 (b)(g)	500,000	500,725
Toll Bridge RB Series 2017H	2.13%	04/01/53 (b)(g)	3,000,000	3,165,330
Toll Bridge RB Series 2018A	2.63%	04/01/45 (b)(g)	3,000,000	3,291,840
California
GO Bonds Series 2004A1	0.01%	05/01/34 (a)(b)(h)	6,140,000	6,140,000
GO Bonds Series 2004A2	0.01%	05/01/34 (a)(b)(h)	1,815,000	1,815,000
GO Bonds Series 2004A3	0.01%	05/01/34 (a)(b)(h)	740,000	740,000
GO Bonds Series 2004A5	0.01%	05/01/34 (a)(b)(h)	500,000	500,000
GO Bonds Series 2004B3	0.01%	05/01/34 (a)(b)(h)	3,490,000	3,490,000
GO Bonds Series 2004B5	0.01%	05/01/34 (a)(b)(h)	4,920,000	4,920,000
California Health Facilities Financing Auth
RB (Adventist Health System) Series 2011A	3.00%	03/01/41 (b)(g)	3,275,000	3,440,715
RB (Providence St Joseph Health) Series 2019B	5.00%	10/01/39 (b)(g)	3,000,000	3,832,500
RB (Providence St Joseph Health) Series 2019C	5.00%	10/01/39 (b)(g)	5,000,000	6,081,300
Refunding RB (St. Joseph Health) Series 2009C	5.00%	07/01/34 (b)(g)	1,200,000	1,315,320
California Public Finance Auth
RB (Sharp Healthcare) Series 2017C	0.01%	08/01/52 (a)(b)(h)	2,660,000	2,660,000
California Statewide Communities Development Auth
RB (Adventist Health System) Series 2007A	5.00%	03/01/37 (b)(g)	2,000,000	2,431,500
Eastern Municipal Water District
Water & Wastewater Refunding RB Series 2018C
(SIFMA Municipal Swap Index + 0.25%)	0.34%	07/01/46 (b)	2,450,000	2,448,677
Los Angeles
M/F Housing RB (Jordan Downs Apts) Series 2018A2	2.08%	01/01/22 (a)(b)	2,800,000	2,815,092
Los Angeles Dept of Water & Power
Water System RB Series 2001B4	0.01%	07/01/35 (a)(b)(h)	300,000	300,000
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Southern California Metropolitan Water District
Sub Water Refunding RB Series 2017D
(SIFMA Municipal Swap Index + 0.25%)	0.34%	07/01/37 (b)	3,130,000	3,130,000
Water RB Series 2017A	0.02%	07/01/47 (a)(b)(h)	450,000	450,000
Total Variable-Rate Obligations
(Cost $57,709,860)				58,482,799
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Refunded bond.
(d)	Zero coupon bond.
(e)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(g)	Bond currently pays a fixed coupon rate and will be remarketed at a to be determined rate at the end of the current fixed rate term.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HSD —	High school district
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$437,553,090	$—	$437,553,090
Variable-Rate Obligations[1]	—	58,482,799	—	58,482,799
Total	$—	$496,035,889	$—	$496,035,889
[1]	As categorized in Portfolio Holdings.
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Schwab California Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $471,014,994)		$496,035,889
Cash		163,061
Receivables:
Investments sold		2,684,594
Interest		4,633,742
Fund shares sold		1,131,711
Prepaid expenses	+	21,123
Total assets		504,670,120
Liabilities
Payables:
Investments bought - delayed-delivery		14,028,654
Investment adviser and administrator fees		104,849
Shareholder service fees		98,349
Fund shares redeemed		1,593,495
Distributions to shareholders		309,015
Accrued expenses	+	77,928
Total liabilities		16,212,290
Net Assets
Total assets		504,670,120
Total liabilities	–	16,212,290
Net assets		$488,457,830
Net Assets by Source
Capital received from investors		460,580,974
Total distributable earnings		27,876,856

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$488,457,830		39,842,521		$12.26

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Schwab California Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2019 through August 31, 2020
Investment Income
Interest		$11,649,099
Expenses
Portfolio accounting fees		97,747
Investment adviser and administrator fees		1,419,114
Professional fees		40,220
Registration fees		25,497
Shareholder service fees		1,126,226
Independent trustees’ fees		16,417
Shareholder reports		10,414
Custodian fees		7,183
Transfer agent fees		6,009
Other expenses	+	8,218
Total expenses		2,757,045
Expense reduction by CSIM and its affiliates	–	438,295
Net expenses	–	2,318,750
Net investment income		9,330,349
Realized and Unrealized Gains (Losses)
Net realized gains on investments		4,251,904
Net realized losses on futures contracts	+	(545,589)
Net realized gains		3,706,315
Net change in unrealized appreciation (depreciation) on investments		(2,467,708)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(11,963)
Net change in unrealized appreciation (depreciation)	+	(2,479,671)
Net realized and unrealized gains		1,226,644
Increase in net assets resulting from operations		$10,556,993
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Schwab California Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/19-8/31/20		9/1/18-8/31/19
Net investment income		$9,330,349	$10,102,489
Net realized gains		3,706,315	2,021,099
Net change in unrealized appreciation (depreciation)	+	(2,479,671)	17,717,750
Increase in net assets from operations		10,556,993	29,841,338
Distributions to Shareholders
Total distributions		($10,732,869)	($10,102,053)

Transactions in Fund Shares
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,056,152	$158,302,131	12,803,790	$151,904,388
Shares reinvested		545,637	6,611,595	516,767	6,115,107
Shares redeemed	+	(13,632,904)	(163,782,365)	(7,262,901)	(85,403,200)
Net transactions in fund shares		(31,115)	$1,131,361	6,057,656	$72,616,295
Shares Outstanding and Net Assets
		9/1/19-8/31/20		9/1/18-8/31/19
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,873,636	$487,502,345	33,815,980	$395,146,765
Total increase	+	(31,115)	955,485	6,057,656	92,355,580
End of period		39,842,521	$488,457,830	39,873,636	$487,502,345
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Schwab Tax-Free Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Tax-Free Bond Fund	Schwab U.S. Aggregate Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab Short-Term Bond Index Fund
Schwab High Yield Municipal Bond Fund	Schwab 1000 Index® Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of August 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds’ Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause a fund to underperform or otherwise not meet its investment objective. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. A fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than investments in some taxable bonds.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also may be low. Changes in interest rates also may affect a fund’s share price: a rise in interest rates generally causes a fund’s share price to fall. The longer a fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which a fund invests.
Credit Risk. A decline in the credit quality of an issuer or guarantor of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if, due to a decline in credit quality, the issuer or guarantor of a portfolio investment fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Derivatives Risk. Currently, the only type of derivatives the funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

3. Risk Factors (continued):
futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments Risk. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For the period ended August 31, 2020, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund’s average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.27%
Schwab California Tax-Free Bond Fund	0.30%
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2020, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Tax-Free Bond Fund	$37,058,272	$—
Schwab California Tax-Free Bond Fund	18,987,288	—
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), which matured on October 3, 2019. On October 3, 2019, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was further amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Derivatives:
The funds entered into U.S. Treasury futures contracts during the report period. The funds invested in futures contracts to help manage the effects of interest rate changes. The current value and variation margin for futures contracts held at August 31, 2020, if any, are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2020, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Notional Amounts	Number of Contracts
Schwab Tax-Free Bond Fund	($2,733,454)	17
Schwab California Tax-Free Bond Fund	(3,050,317)	18

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2020, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$754,193,903	$740,949,577
Schwab California Tax-Free Bond Fund	385,205,937	373,499,892

9. Federal Income Taxes:
As of August 31, 2020, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Tax cost	$720,679,287	$471,048,991
Gross unrealized appreciation	$39,448,793	$25,481,355
Gross unrealized depreciation	—	(494,457)
Net unrealized appreciation (depreciation)	$39,448,793	$24,986,898
As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Undistributed tax-exempt income	$633,356	$303,251
Undistributed ordinary income	—	14,234
Undistributed long-term capital gains	1,859,904	2,881,488
Net unrealized appreciation (depreciation) on investments	39,448,793	24,986,898
Total	$41,942,053	$28,185,871
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the differing treatment of amortization of bond discounts and premiums. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2020, the funds had no capital loss carryforwards available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years ended were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Current Period Distributions
Tax-exempt income	$15,978,747	$9,329,822
Ordinary income	920,038	120,150
Long-term capital gains	1,161,085	1,282,897
Prior Period Distributions
Tax-exempt income	$16,665,627	$10,102,053
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of August 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2020, the funds did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the funds for the past two fiscal years, the years ended August 31, 2018 and August 31, 2019, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the funds’ financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the “Funds”), two of the funds constituting Schwab Investments, as of August 31, 2020, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year ended August 31, 2019 and the financial highlights for each of the four years in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such statements of changes in net assets and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 19, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code (and section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2020.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2020:

Schwab Tax-Free Bond Fund	$1,161,085
Schwab California Tax-Free Bond Fund	1,282,897
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are

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brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations that, with respect to each Fund, the performance of such Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Funds from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that, with respect to each Fund, the expenses of such Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that CSIM has shared any economies of scale with the Funds by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s

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internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays California Municipal 3-15 Year Blend Index  An index that measures the performance of U.S. tax exempt bonds issued in the State of California with maturities greater than or equal to three years and less than fifteen years that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg Barclays Municipal 3-15 Year Blend Index  An index that measures the performance of U.S. tax exempt bonds with maturities greater than or equal to three years and less than fifteen years that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.
S&P National AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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Schwab Tax-Free Bond Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Notes

Notes

Notes

Schwab Tax-Free Bond Funds
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13656-23
00249638

Annual Report  |  August 31, 2020
Schwab High Yield Municipal Bond Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

Schwab High Yield Municipal Bond Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab High Yield Municipal Bond Fund  |  Annual Report

Schwab High Yield Municipal Bond Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 20201
Schwab High Yield Municipal Bond Fund (Ticker Symbol: SWHYX)	-5.47% [2]
Bloomberg Barclays Municipal High Yield Index	-4.17%
Bloomberg Barclays Municipal Bond Index	0.19%
Fund Category: Morningstar High Yield Muni[3]	-3.91%
Performance Details	pages 7-9
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 1% that may be charged if shares are sold or exchanged within 60 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund (the predecessor fund) was reorganized into the Schwab High Yield Municipal Bond Fund. The performance and financial history prior to August 10, 2020 are that of the predecessor fund.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab High Yield Municipal Bond Fund  |  Annual Report

Schwab High Yield Municipal Bond Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
On August 10, 2020, following shareholder approval, the Wasmer Schroeder High Yield Municipal Fund (the predecessor fund) was reorganized into the Schwab High Yield Municipal Bond Fund. Following this reorganization, the fund continues to have substantially the same investment objective and continues to be managed consistent with the predecessor fund’s investment philosophy and process. The reorganization also resulted in a reduction in the fund’s annual operating expenses, both before and after fee waivers. As a result of this transition, this annual report covers the six-month period that ended August 31, 2020.
The reporting period has been witness to a number of historic events that have significantly impacted lives on both a personal and economic level, and was also one of the most volatile investing environments on record. Up until the last week of February 2020, the outlook for bond yields was favorable. U.S. stock market performance was also strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. But the rapid spread of COVID-19 around the world brought many economies to an abrupt halt. A new record was set for the fastest U.S. market decline, with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% over just 22 trading days in late February and early March. Against this backdrop, the U.S. Federal Reserve cut interest rates to near zero in March and the bond market generally saw prices rise as yields on government and U.S. Treasury securities pushed down to historic lows. (Bond yields and bond prices typically move in opposite directions.) Conversely, demand for municipal bonds fell sharply amid downgrade concerns, creating spikes in yields and reductions in liquidity, before later stabilizing. By the end of the reporting period, however, stocks had rebounded. Major equity indices reached new highs in August, while bond yields remained relatively low. In this environment, the broad U.S. municipal bond market, as measured by the Bloomberg Barclays General Municipal Bond Index, returned 0.2% during the six-month reporting period ended August 31, 2020, and the Bloomberg Barclays Municipal High Yield Index returned -4.2%. In contrast, the S&P 500® Index returned 19.6% during the same period.
This varied performance of asset classes is a good reminder of the importance of diversification. At Charles Schwab Investment Management, we believe that an allocation to strategies like the Schwab High Yield Municipal Bond Fund can add diversification while providing tax-exempt income and helping to manage overall portfolio volatility.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab High Yield Municipal Bond Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ On August 10, 2020, following shareholder approval, the Wasmer Schroeder High Yield Municipal Fund (the predecessor fund) was reorganized into the Schwab High Yield Municipal Bond Fund.”
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
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Schwab High Yield Municipal Bond Fund
The Investment Environment

For the six-month reporting period ended August 31, 2020, most fixed-income markets generated positive returns. Global equity markets experienced historic volatility driven by the COVID-19 pandemic that wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. As investors flocked to the perceived safety of U.S. Treasury securities, bond prices soared as yields were driven to historically low levels. (Bond yields and bond prices typically move in opposite directions.) By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S., historic volatility remained. Demand for muni bonds fell sharply, creating spikes in yields and reductions in liquidity. By the end of the reporting period, several major market indices exceeded their February highs and most bond prices had resumed their upward momentum. For the reporting period, the Bloomberg Barclays Municipal High Yield Index returned -4.17% and the Bloomberg Barclays Municipal Bond Index returned 0.19%.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. GDP fell steeply, declining 5.0% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through August, dropping below double digits in August. Consumer confidence, which remained solid through February, also fell steeply in March and April. By June, consumer confidence recovered before falling again in July and August. Inflation crept up slightly in January and February, before retreating in March, April, and May, with April seeing the largest monthly decline since December 2008. Inflation began to climb again in June.
Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab High Yield Municipal Bond Fund
The Investment Environment (continued)

Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates during the reporting period—by 0.50% in early March and by 1.00% in mid-March—resulting in a federal funds rate of 0.00% to 0.25%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment.
As the implications of the COVID-19 pandemic grew, state and local governments experienced a sharp and sudden drop in economic activity and an increase in expenses amid stay-at-home orders and business shutdowns and muni bond demand fell steeply. Credit markets began stabilizing in May and as investors began to look for yield in the exceedingly low interest rate environment, high-quality muni bonds were in particular demand. While new issuance was curtailed in March, muni bond issuers have taken advantage of low interest rates to increase issuance as demand has risen. Amid historically low interest rates, demand for high yield bonds rose through late February. As market volatility worsened in late February, the performance of high-yield bonds declined sharply. High yield bonds continued to experience volatility through May before beginning to recover through the end of the reporting period.
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Schwab High Yield Municipal Bond Fund
Fund Management

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Bond Strategies, leads the portfolio management team for Schwab’s tax-free bond funds. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

Jason D. Diefenthaler, Senior Portfolio Manager and Head of Wasmer Municipal Bond Strategies supporting the Wasmer Schroeder Strategies, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2020, Mr. Diefenthaler was the director of tax-exempt portfolio management at Wasmer, Schroeder & Company, LLC and was responsible for the day-to-day co-management of the predecessor fund since its inception in 2014. Previous to that role, he was a credit analyst for taxable and tax-exempt strategies at Wasmer, Schroeder & Company, LLC
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Schwab High Yield Municipal Bond Fund as of August 31, 2020

The Schwab High Yield Municipal Bond Fund (the fund) seeks to generate interest income that is not subject to federal income tax. To pursue its goal, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposed) in municipal securities (munis), including debt obligations of U.S. states, territories, counties, cities, political subdivisions, government agencies and instrumentalities that pay interest not subject to regular federal income tax. Some munis in which the fund invests may pay interest that is not exempt from the federal alternative minimum tax. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
The fund is the successor to the Wasmer Schroeder High Yield Municipal Fund (predecessor fund) as a result of the reorganization of the predecessor fund into the fund on August 10, 2020.
Market Highlights. In a period that saw volatility due to the COVID-19 pandemic, muni fixed-income markets generated mixed returns for the six-month reporting period ended August 31, 2020, with most muni bonds higher but high-yield muni bonds lower. The reporting period began as the rapidly expanding COVID-19 pandemic drove a selloff that sent major equity indices into bear-market territory in record time and drove bond prices down. In response, the Federal Reserve (Fed) enacted two emergency rate cuts—by 0.50% in early March and by 1.00% in mid-March—and announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including massive purchases of U.S. Treasuries and other securities to support smooth market functioning. By late March, bonds began recovering and maintained mostly upward momentum through the end of the reporting period.
As the implications of the COVID-19 pandemic grew, state and local governments experienced a sharp and sudden drop in revenue and an increase in expenses amid stay-at-home orders and business shutdowns, and muni bond demand fell steeply. Credit markets began stabilizing in May and demand for muni bonds—particularly high-quality muni bonds—rose for most of the remainder of the reporting period. High-yield muni bonds lagged, given the revenue challenges faced by many state and local governments, transit authorities, hospitals, airports, and other issuers. As the reporting period progressed, high-yield muni bonds began gaining investor interest, outperforming high-quality muni bonds.
Performance. The fund returned -5.47%* for the six-month period ended August 31, 2020, compared with the Bloomberg Barclays Municipal High Yield Index (the comparative index), which returned -4.17%.
Positioning and Strategies. Amid the market volatility over the reporting period, the fund experienced significant outflows, particularly in March and April, that dragged on fund performance. In addition, in connection with the reorganization, the predecessor fund sold below investment-grade bonds and purchased investment-grade bonds primarily in March through May—a period of significant volatility, particularly for below investment-grade bonds. In some cases, this resulted in selling bonds that had declined in value and replacing them with bonds that had not declined to a similar extent. In addition, many of the investment-grade bonds purchased during the period were in sectors that proved more susceptible to the COVID-19 pandemic. The fund’s portfolio managers continue to monitor credit developments to assess risk and opportunity.

*	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
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Schwab High Yield Municipal Bond Fund
Performance and Fund Facts as of August 31, 2020

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	6.4 Yrs
Weighted Average Duration[1]	7.1 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Bloomberg Barclays Index Rating: Based on the middle rating of Moody’s, S&P and Fitch; when a rating from only two agencies is available, the lower is used; when only one agency rates a bond, that rating is used. In cases where explicit bond level ratings may not be available, other sources may be used to classify securities by credit quality. Source: Bloomberg Index Service Ltd.
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Schwab High Yield Municipal Bond Fund
Performance and Fund Facts as of August 31, 2020 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (March 31, 2014 – August 31, 2020)1,2,3

Average Annual Returns1,2,3
Fund and Inception Date	6 months	1 Year	5 Years	Since Inception
Fund: Schwab High Yield Municipal Bond Fund (3/31/14)[4]	-5.47% [5]	-1.92%	3.96%	5.16%
Bloomberg Barclays Municipal High Yield Index	-4.17%	0.96%	6.42%	5.81%
Bloomberg Barclays Municipal Bond Index	0.19%	3.24%	3.99%	4.13%
Fund Category: Morningstar High Yield Muni [6]	-3.91%	-0.10%	4.43%	N/A
Fund Expense Ratios[7]: Net 0.60%; Gross 0.73%

Yields1
30-Day SEC Yield[1,2]	2.66%
30-Day SEC Yield-No Waiver[1,8]	2.34%
Taxable Equivalent Yield[9]	4.50%
12-Month Distribution Yield[1,2]	3.74%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 1% that may be charged if shares are sold or exchanged within 60 days of the purchase date. If these fees were reflected, the performance quoted would be lower.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund (the predecessor fund) was reorganized into the Schwab High Yield Municipal Bond Fund. The performance and financial history prior to August 10, 2020 are that of the predecessor fund.
[4]	Inception date is that of the predecessor fund.
[5]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[6]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[7]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
[8]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[9]	Taxable equivalent yield assumes a federal regular income tax rate of 40.80%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab High Yield Municipal Bond Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2020 and held through August 31, 2020.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/20	Ending Account Value (Net of Expenses) at 8/31/20	Expenses Paid During Period 3/1/20-8/31/20[2]
Schwab High Yield Municipal Bond Fund
Actual Return	0.73%	$1,000.00	$ 944.40	$3.57
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.43	$3.71

[1]	Based on the most recent six-month expense ratio. Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab High Yield Municipal Bond Fund and the annual operating expense ratio was reduced to 0.60%. If the fund expense change had been in place throughout the most recent fiscal half-year the expenses paid during the period under the actual return and hypothetical 5% return example would have been $2.93 and $3.05 (see financial note 4).
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.
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Schwab High Yield Municipal Bond Fund
Financial Statements
Financial Highlights
	3/1/20– 8/31/20[1]	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16
Per-Share Data
Net asset value at beginning of period	$11.25	$10.61	$10.63	$10.44	$10.76	$10.78
Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.38	0.40	0.36	0.40	0.51
Net realized and unrealized gains (losses)	(0.83)	0.73	0.01	0.20	(0.22)	(0.02)
Total from investment operations	(0.63)	1.11	0.41	0.56	0.18	0.49
Less distributions:
Distributions from net investment income	(0.20)	(0.38)	(0.41)	(0.35)	(0.40)	(0.51)
Distributions from net realized gains	—	(0.09)	(0.02)	(0.02)	(0.10)	—
Total distributions	(0.20)	(0.47)	(0.43)	(0.37)	(0.50)	(0.51)
Redemption fees[2]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value at end of period	$10.42	$11.25	$10.61	$10.63	$10.44	$10.76
Total return	(5.56%) [4]	10.71%	3.93%	5.42%	1.65%	4.67%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73% [5],[6]	0.75%	0.75%	0.92%	0.97%	1.00%
Gross operating expenses	0.90% [5]	0.78%	0.76%	0.88%	0.95%	1.01%
Net investment income (loss)	3.81% [5]	3.48%	3.80%	3.30%	3.74%	4.78%
Portfolio turnover rate	36% [4]	27%	18%	11%	32%	27%
Net assets, end of period (x 1,000,000)	$66	$83	$77	$118	$99	$102

1
Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab High Yield Municipal Bond Fund, which commenced operations on that day. The Financial Highlights above present the shares of the Wasmer Schroeder High Yield Municipal Fund prior to the acquisition date of August 10, 2020 and Schwab High Yield Municipal Bond Fund subsequent to that date. (Note that the Wasmer Schroeder High Yield Municipal Fund had a fiscal year ending the last day of February whereas the Schwab High Yield Municipal Bond Fund has a fiscal year ending August 31). Certain prior numbers have been restated to meet current year presentation.
2
Calculated based on the average shares outstanding during the period.
3
Amount is less than $0.01 per share.
4
Not annualized
5
Annualized
6
Effective August 10, 2020, the net operating expense limitation was lowered from 0.75% to 0.60%. The ratio presented for the period ended August 31, 2020 is a blended ratio (see financial note 4 for additional information).
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See financial notes

Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. Prior to May 31, 2020, the fund filed Form N-Q for the first and third quarters of each fiscal year. The fund’s Form N-PORT Part F and Form N-Q are available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date based on each security’s rate reset date. The reference rate and spread used is shown parenthetically in the security description, if available; if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 97.5% of net assets
ALABAMA 0.8%
Jefferson Cnty Sales Tax
Limited Obligation Refunding RB Series 2017	4.00%	09/15/36 (a)	500,000	566,035
ARIZONA 2.4%
Arizona IDA
RB (Great Lakes Senior Living Communites) Series 2019A	4.50%	01/01/49 (a)	1,000,000	820,160
La Paz Cnty Industrial Development Auth
Education Facility Lease RB (Harmony Public Schools) Series 2018A	5.00%	02/15/38 (a)	700,000	785,078
				1,605,238
CALIFORNIA 5.3%
California Health Facilities Financing Auth
RB (Sutter Health) Series 2013A	5.00%	08/15/52 (a)	500,000	551,275
California Statewide Communities Development Auth
RB (Loma Linda Univ Medical Center) Series 2014A	5.25%	12/01/29 (a)	500,000	554,435
Golden State Tobacco Securitization Corp
Tobacco Settlement Bonds Series 2018A1	3.50%	06/01/36 (a)	405,000	411,039
Los Angeles USD
GO Bonds Series 2020 RYQ	4.00%	07/01/44 (a)	665,000	787,360
Palomar Health
Refunding RB Series 2016	5.00%	11/01/28 (a)	1,000,000	1,200,840
				3,504,949
COLORADO 3.4%
Colorado Health Facilities Auth
RB (CommonSpirit Health) Series 2019A2	4.00%	08/01/49 (a)	500,000	551,220
Denver Convention Center Auth
Convention Ctr Hotel Sr Refunding RB Series 2016	5.00%	12/01/33 (a)	750,000	806,872
Park Creek Metropolitan Dist
Sr LT RB Series 2019A	4.00%	12/01/34 (a)(b)	745,000	895,751
				2,253,843
CONNECTICUT 0.6%
Connecticut
GO Refunding Bonds Series 2018B	5.00%	04/15/28	315,000	406,520
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Schwab High Yield Municipal Bond Fund  |  Annual Report
See financial notes

Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
FLORIDA 10.3%
Broward Cnty SD
COP Series 2020A	5.00%	07/01/30	500,000	669,065
Capital Trust Agency
Sr RB (Provision CARES Proton Therapy Center, Orlando) Series 2018A	7.50%	06/01/48 (a)	1,000,000	432,710
Florida Gulf Coast Univ
Improvement Refunding RB Series 2017A	5.00%	08/01/26	435,000	516,963
Florida Higher Educational Facilities Financing Auth
Educational Facilities Refunding RB (Nova Southeastern Univ) Series 2016	5.00%	04/01/30 (a)	750,000	868,725
Halifax Hospital Medical Center
Hospital Revenue & Refunding Bonds Series 2016	5.00%	06/01/36 (a)	500,000	575,480
Lee Cnty Industrial Development Auth
Healthcare Facilities Improvement RB (Shell Point Alliance) Series 2019	5.00%	11/15/49 (a)	1,000,000	1,080,300
Healthcare Facilities RB (Cypress Cove) Series 2014	4.50%	10/01/32 (a)	500,000	519,230
Healthcare Facilities RB (Cypress Cove) Series 2014	5.50%	10/01/47 (a)	750,000	791,287
Miami-Dade Cnty Educational Facilities Auth
Revenue & Refunding Bonds (Univ of Miami) Series 2015A	5.00%	04/01/30 (a)	500,000	571,965
Tampa
Revenue & Refunding Bonds (Univ of Tampa) Series 2020A	4.00%	04/01/50 (a)	500,000	560,985
Village Community Development Dist #13
Special Assessment RB Series 2019	3.38%	05/01/34 (a)	250,000	255,373
				6,842,083
GEORGIA 0.7%
Cobb Cnty-Kennestone Hospital Auth
Revenue Anticipation Refunding Certificates Series 2012	5.00%	04/01/28 (a)	415,000	457,164
GUAM 1.2%
Guam Power Auth
RB Series 2012A	5.00%	10/01/34 (a)	250,000	263,248
Guam Waterworks Auth
Water & Wastewater System Refunding RB Series 2014A	5.00%	07/01/35 (a)	500,000	553,920
				817,168
ILLINOIS 10.0%
Chicago
2nd Lien Water RB Series 2014	5.00%	11/01/44 (a)	500,000	551,550
Refunding GO Bonds Series 2003B	5.00%	01/01/25	1,285,000	1,422,109
Refunding GO Bonds Series 2003B	5.50%	01/01/39 (a)	1,025,000	1,113,755
Chicago Board of Education
ULT GO Bonds Series 2018D	5.00%	12/01/46 (a)	500,000	549,150
Illinois
GO Bonds Series 2013	5.25%	07/01/30 (a)	1,020,000	1,086,892
GO Bonds Series 2013	5.00%	02/01/39 (a)	1,000,000	1,048,320
Illinois Regional Transportation Auth
GO Bonds Series 2018B	5.00%	06/01/24	250,000	288,215
Illinois Toll Highway Auth
Toll Highway Sr RB Series 2017A	5.00%	01/01/42 (a)	450,000	543,397
				6,603,388
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Schwab High Yield Municipal Bond Fund  |  Annual Report
See financial notes

Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
LOUISIANA 3.3%
Louisiana Local Government Environmental Facilities & Community Development Auth
Refunding RB (Westlake Chemical Corp) Series 2017	3.50%	11/01/32 (a)	1,000,000	1,068,580
Louisiana Public Facilities Auth
Refunding RB (Tulane Univ) Series 2020A	4.00%	04/01/50 (a)	500,000	568,730
Revenue & Refunding Bonds (Oschsner Clinic) Series 2017	5.00%	05/15/42 (a)	500,000	576,695
				2,214,005
MAINE 1.0%
Maine Health & Educational Facilites Auth
RB (Eastern Maine Medical Center) Series 2013	5.00%	07/01/24 (a)	630,000	690,701
MARYLAND 1.7%
Maryland Economic Development Corp
Refunding RB (Transportation Facilities) Series 2017A	5.00%	06/01/35 (a)	1,000,000	1,127,540
MASSACHUSETTS 1.6%
Massachusetts Development Finance Agency
RB (Boston Medical Center) Series 2015D	5.00%	07/01/44 (a)	500,000	552,800
RB (Merrimack College) Series 2014	5.13%	07/01/44 (a)	500,000	518,810
				1,071,610
MICHIGAN 3.8%
Detroit SD
ULT Refunding RB Series 2020A	5.00%	05/01/39 (a)(b)	500,000	631,485
Flint Hospital Building Auth
Building Revenue & Refunding Bonds (Hurley Medical Center) Series 2020	4.00%	07/01/38 (a)	500,000	526,495
Great Lakes Water Auth
2nd Lien Water System Refunding RB Series 2016D	5.00%	07/01/30 (a)	500,000	612,285
Michigan Finance Auth
Local Gov’t Loan Program RB (Detroit Public Lighting Auth) Series 2014B	5.00%	07/01/44 (a)	700,000	738,451
				2,508,716
MINNESOTA 8.4%
South Central Minnesota Multi-Cnty Hsg & Redevelopment Auth
Pooled Housing Development RB Series 1993	4.31%	02/01/00 (c)	15,000	8,250
Pooled Housing Development RB Series 1993	4.66%	02/01/02 (c)	30,000	16,500
Pooled Housing Development RB Series 1993	4.87%	02/01/05 (c)	20,000	11,000
Pooled Housing Development RB Series 1993	4.90%	02/01/06 (c)	20,000	11,000
Pooled Housing Development RB Series 1993	4.98%	02/01/07 (c)	65,000	35,750
Pooled Housing Development RB Series 1993	5.00%	02/01/08 (c)	10,000	5,500
Pooled Housing Development RB Series 1993	5.18%	02/01/17 (c)	450,000	247,500
Pooled Housing Development RB Series 1993	5.52%	02/01/25 (c)	9,500,000	5,225,000
				5,560,500
MISSOURI 1.8%
Southeast Missouri State Univ
System Facilities Refunding RB Series 2020	5.00%	04/01/30	500,000	635,740
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Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
St Louis
Airport Revenue & Refunding Bonds (St Louis Lambert) Series 2019C	5.00%	07/01/32 (a)	425,000	530,634
				1,166,374
NEVADA 1.1%
Clark Cnty SD
Refunding GO Bonds Series 2017C	5.00%	06/15/31 (a)	580,000	717,419
NEW JERSEY 7.2%
New Jersey Economic Development Auth
School Facilities Construction Bonds 2014 Series UU	5.00%	06/15/34 (a)	1,000,000	1,091,060
School Facilities Construction Bonds 2015 Series XX	5.00%	06/15/25	500,000	577,650
New Jersey Transportation Trust Fund Auth
Transportation RB Series 2015AA	4.63%	06/15/30 (a)	1,000,000	1,097,060
South Jersey Transportation Auth
Transportation System Refunding RB Series 2014A	5.00%	11/01/39 (a)	1,000,000	1,094,800
Tobacco Settlement Financing Corp
Tobacco Settlement Bonds Series 2018A	5.25%	06/01/46 (a)	750,000	888,615
				4,749,185
NEW YORK 8.5%
Metropolitan Transportation Auth
Transportation RB Series 2020C1	5.25%	11/15/55 (a)	500,000	562,830
Nassau Cnty
GO Bonds Series 2017B	5.00%	04/01/31 (a)	450,000	547,650
New York City
GO Bonds Fiscal 2020 Series C1	5.00%	08/01/30	695,000	922,953
New York City Transitional Finance Auth
Future Tax Secured Sub Bonds Fiscal 2017 Series E1	5.00%	02/01/43 (a)	500,000	594,765
New York City Trust for Cultural Resources
Refunding RB (Lincoln Ctr for the Performing Arts) Series 2020A	4.00%	12/01/34 (a)	1,000,000	1,178,040
New York Liberty Development Corp
RB (Goldman Sachs Headquarters) Series 2005	5.25%	10/01/35	500,000	697,805
New York State Dormitory Auth
RB (NYU Langone Hospitals) Series 2020A	4.00%	07/01/53 (a)	500,000	562,275
New York State Thruway Auth
General RB Series N	3.00%	01/01/50 (a)	565,000	590,578
				5,656,896
OHIO 1.4%
Franklin Cnty Convention Facilities Auth
Hotel RB (Greater Columbus Convention Ctr Hotel Expansion) Series 2019	5.00%	12/01/51 (a)	1,000,000	961,320
OKLAHOMA 0.9%
Oklahoma Development Finance Auth
Health System RB (OU Medicine) Series 2018B	5.50%	08/15/57 (a)	500,000	585,910
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Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
OREGON 0.8%
Clackamas Cnty Hospital Facility Auth
Sr Living RB (Willamette View) Series 2017A	5.00%	11/15/52 (a)	500,000	523,345
PENNSYLVANIA 3.6%
Commonwealth Financing Auth
Tobacco Settlement RB Series 2018	5.00%	06/01/35 (a)	500,000	618,775
Lancaster Cnty Hospital Auth
RB (St Anne’s Retirement Community) Series 2020	5.00%	03/01/40 (a)	500,000	517,135
Pennsylvania State Turnpike Commission
Sub RB Series 2017B1	5.25%	06/01/47 (a)	250,000	294,353
Philadelphia
Water & Wastewater RB Series 2019B	5.00%	11/01/54 (a)	500,000	621,140
Philadelphia SD
GO Bonds Series 2018A	5.00%	09/01/31 (a)(b)	250,000	316,032
				2,367,435
PUERTO RICO 2.7%
Puerto Rico Aqueduct & Sewer Auth
Sr Lien RB Series A	5.00%	07/01/28 (a)(b)	270,000	271,798
Puerto Rico Highway & Transportation Auth
Transportation RB Series A	4.75%	07/01/38 (a)(b)	500,000	503,260
Puerto Rico Pwr Auth
Power Refunding RB Series PP	5.00%	07/01/22 (a)(b)	305,000	306,476
Power Refunding RB Series UU	5.00%	07/01/24 (a)(b)	200,000	201,416
Puerto Rico Sales Tax Financing Corp
Restructured Sales Tax Bonds Series 2019	5.00%	07/01/58 (a)	501,000	534,918
				1,817,868
SOUTH CAROLINA 0.9%
South Carolina Public Service Auth
Revenue & Refunding Bonds Series 2016B	5.00%	12/01/56 (a)	500,000	583,820
TENNESSEE 1.7%
Chattanooga Health Educational & Housing Facilities Board
Student Housing Refunding RB (CDFI Univ of Tennessee at Chattanooga) Series 2015	5.00%	10/01/29 (a)	500,000	520,435
Memphis
GO Refunding Bonds Series 2020	4.00%	05/01/34 (a)	500,000	597,505
				1,117,940
TEXAS 4.3%
Central Texas Regional Mobility Auth
Senior Lien Refunding RB Series 2016	5.00%	01/01/46 (a)	750,000	860,910
New Hope Cultural Educational Facilities Corp
Education RB (Beta Academy) Series 2019A	5.00%	08/15/49 (a)	500,000	514,785
North Texas Tollway Auth
1st Tier System Revenue & Refunding Bonds Series 2017A	5.00%	01/01/43 (a)	500,000	610,195
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Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Texas Transportation Commission
Central Texas Turnpike System 2nd Tier Refunding RB Series 2015C	5.00%	08/15/34 (a)	750,000	849,847
				2,835,737
WASHINGTON 2.7%
Greater Wenatchee Regional Events Center Public Facilities Dist
Limited Sales Tax RB Series 2012A	4.50%	09/01/22	190,000	189,426
Limited Sales Tax RB Series 2012A	5.25%	09/01/32 (a)	500,000	501,125
Skagit Cnty Hospital Dist
Refunding RB (Skagit Valley Hospital) Series 2013A	4.00%	12/01/26	500,000	563,580
Refunding RB (Skagit Valley Hospital) Series 2013A	5.00%	12/01/37 (a)	500,000	535,535
				1,789,666
WEST VIRGINIA 1.1%
Marshall Univ
Improvement Refunding RB Series 2020A	4.00%	05/01/50 (a)(b)	635,000	717,639
WISCONSIN 4.3%
Wisconsin Health & Educational Facilities Auth
RB (Hmong American Peace Academy) Series 2020	5.00%	03/15/50 (a)	1,075,000	1,256,428
RB (St Camillus Health System) Series 2019A	5.00%	11/01/54 (a)	500,000	516,675
RB (Woodland Hill Sr Housing) Series 2014	5.25%	12/01/49 (a)	500,000	517,440
Wisconsin Public Finance Auth
Education RB (North Carolina Leadership Academy) Sereies 2019A	5.00%	06/15/49 (a)	520,000	529,895
				2,820,438
Total Fixed-Rate Obligations
(Cost $62,220,988)				64,640,452

Variable-Rate Obligations 1.4% of net assets
NEW YORK 0.9%
New York City
GO Bonds Fiscal 2018 Series E-5	0.02%	03/01/48 (a)(b)(d)	590,000	590,000
OHIO 0.5%
Ohio
Hospital RB (Cleveland Clinic Health System) Series 2019E	0.02%	01/01/52 (a)(b)(d)	320,000	320,000
Total Variable-Rate Obligations
(Cost $910,000)				910,000
(a)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(b)	Credit-enhanced or liquidity-enhanced.
(c)	The securities are in default and are not making full payments of interest and principal when due. The securities are making semiannual distributions of variable amounts of cash flow. These amounts are determined by factors including, but not limited to, property occupancy levels, per unit rental rates and capital reinvestment expenses. The coupon accrual rate utilized by the Fund is reviewed at least semiannually and will generally be based on interest payments received historically along with any known changes in the previously mentioned factors.
(d)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly. Unless a reference rate and spread is shown parenthetically, the Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index.

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Schwab High Yield Municipal Bond Fund
Portfolio Holdings as of August 31, 2020 (continued)

COP —	Certificate of participation
GO —	General obligation
IDA —	Industrial development agency/authority
LT —	Limited tax
RB —	Revenue bond
SD —	School district
SIFMA —	Securities Industry and Financial Markets Association. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$64,640,452	$—	$64,640,452
Variable-Rate Obligations[1]	—	910,000	—	910,000
Total	$—	$65,550,452	$—	$65,550,452
[1]	As categorized in Portfolio Holdings.
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Schwab High Yield Municipal Bond Fund
Statement of Assets and Liabilities

As of August 31, 2020
Assets
Investments in unaffiliated issuers, at value (cost $63,130,988)		$65,550,452
Cash		12,095
Receivables:
Investments sold		3,072,783
Interest		666,401
Fund shares sold	+	1,275
Total assets		69,303,006
Liabilities
Payables:
Investments bought		2,262,720
Investment adviser and administrator fees		5,764
Fund shares redeemed		603,056
Distributions to shareholders		112,447
Accrued expenses	+	28,522
Total liabilities		3,012,509
Net Assets
Total assets		69,303,006
Total liabilities	–	3,012,509
Net assets		$66,290,497
Net Assets by Source
Capital received from investors		64,848,194
Total distributable earnings		1,442,303

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$66,290,497		6,358,911		$10.42

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Schwab High Yield Municipal Bond Fund
Statement of Operations

	For the period March 1, 2020 through August 31, 2020*		For the period March 1, 2019 through February 29, 2020*
Investment Income
Interest		$1,578,669	$3,398,061
Expenses
Investment adviser fees		—	401,518
Investment adviser and administrator fees		213,708	—
Administrator and portfolio accounting fees		—	94,625
Professional fees		24,522	29,031
Transfer agent fees		14,327	31,214
Registration fees		22,958	21,739
Independent trustees’ fees		3,725	15,871
Shareholder reports		7,684	9,450
Chief Compliance Officer fees		—	12,538
Portfolio accounting fees		12,184	—
Custodian fees		2,992	4,124
Interest expense		—	1,168
Other expenses	+	12,161	8,874
Total expenses		314,261	630,152
Expense reduction by predecessor fund’s investment adviser		43,803	27,876
Expense reduction by CSIM and its affiliates	–	15,001	—
Net expenses	–	255,457	602,276
Net investment income		1,323,212	2,795,785
Realized and Unrealized Gains (Losses)
Net realized gains on investments		(1,391,261)	1,094,859
Net change in unrealized appreciation (depreciation) on investments	+	(4,700,465)	4,387,184
Net realized and unrealized gains (losses)		(6,091,726)	5,482,043
Net Increase (decrease) in net assets from operations		($4,768,514)	$8,277,828
*	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab High Yield Municipal Bond Fund, which commenced operations on that day. The Statement of Operations above includes the fiscal year ended February 29, 2020 of the Wasmer Schroeder High Yield Municipal Fund (see financial note 1 for additional information). Certain prior numbers have been restated to meet current year presentation.
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Schwab High Yield Municipal Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	3/1/20-8/31/20*		3/1/19-2/29/20*	3/1/18-2/28/19*
Net investment income		$1,323,212	$2,795,785	$3,559,900
Net realized gains (losses)		(1,391,261)	1,094,859	(71,016)
Net change in unrealized appreciation (depreciation)	+	(4,700,465)	4,387,184	(95,072)
Increase (decrease) in net assets from operations		(4,768,514)	8,277,828	3,393,812
Distributions to Shareholders
Total distributions		($1,323,194)	($3,474,037)	($3,653,001)

Transactions in Fund Shares
		3/1/20-8/31/20		3/1/19-2/29/20		3/1/18-2/28/19
		SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Shares sold		446,549	$4,447,398	2,501,038	$27,367,682	1,479,222	$15,725,827
Shares reinvested		49,033	500,310	133,301	1,463,537	186,138	1,974,812
Shares redeemed[1]	+	(1,508,684)	(15,534,493)	(2,521,340)	(27,695,273)	(5,539,114)	(58,711,717)
Net transactions in fund shares		(1,013,102)	($10,586,785)	112,999	$1,135,946	(3,873,754)	($41,011,078)
Shares Outstanding and Net Assets
		3/1/20-8/31/20		3/1/19-2/29/20		3/1/18-2/28/19
		SHARES	NET ASSETS	SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,372,013	$82,968,990	7,259,014	$77,029,253	11,132,768	$118,299,520
Total increase (decrease)	+	(1,013,102)	(16,678,493)	112,999	5,939,737	(3,873,754)	(41,270,267)
End of period		6,358,911	$66,290,497	7,372,013	$82,968,990	7,259,014	$77,029,253
*	Effective August 10, 2020, the Wasmer Schroeder High Yield Municipal Fund was reorganized into the Schwab High Yield Municipal Bond Fund, which commenced operations on that day. The Statement of Changes above presents the fiscal years ended February 29, 2020 and February 28, 2019 of the Wasmer Schroeder High Yield Municipal Fund (see financial note 1 for additional information).
[1]	Net of redemption fees amounting to $21,209, $2,945 and $1,670, respectively, are included in the periods ended August 31, 2020, February 29, 2020 and February 28, 2019, respectively (see financial note 6 for additional information).
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Schwab High Yield Municipal Bond Fund
Financial Notes

1. Business Structure of the Fund:
Schwab High Yield Municipal Bond Fund is a series of Schwab Investments (the Trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab High Yield Municipal Bond Fund	Schwab U.S. Aggregate Bond Index Fund
Schwab Tax-Free Bond Fund	Schwab Short-Term Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab 1000 Index® Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab Global Real Estate Fund
Effective August 10, 2020, the Wasmer Schroder High Yield Municipal Fund (Predecessor Fund) was reorganized into the Schwab High Yield Municipal Bond Fund. Shareholders of the Predecessor Fund received equivalent shares of the Schwab High Yield Municipal Bond Fund. Although the Schwab High Yield Municipal Bond Fund commenced its operations on August 10, 2020, it inherited the performance history of the Predecessor Fund. Effective August 31, 2020, the fund changed its fiscal year end from the last day in February to August 31st.
The fund offers one share class. Share are bought and sold (subject to a redemption fee, see financial note 6) closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value. Prior to August 10, 2020, the Board of Trustees of the Predecessor Fund delegated day-to-day valuation issues to a Valuation Committee of the Advisors Series Trust which was comprised of representatives from U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news. Prior to August 10, 2020, the fixed-income investments in the Predecessor Fund were valued at their bid prices furnished by an independent pricing service and upon reorganization adopted the pricing policies of Schwab Investments, which is to value at the mid-price.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith
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Schwab High Yield Municipal Bond Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities: During the period, the fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the fund’s Portfolio Holdings. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security.
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Schwab High Yield Municipal Bond Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
With respect to purchase commitments, the fund identifies securities as segregated in its record with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund declares and pays its dividends on the last business day of every month, based on its determination of net investment income. The fund makes distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(j) Recent Accounting Standards:
In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 2020-04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.
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Financial Notes (continued)

3. Risk Factors:
The fund invests mainly in high-yield government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. Some of the fund’s investments may have greater risks than investments in some taxable bonds.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates generally causes the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which the fund invests.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in the credit quality, the issuer or guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security’s principal repaid early and force the fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the fund’s performance.
Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of thefund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Derivatives Risk. The fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued
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Financial Notes (continued)

3. Risk Factors (continued):
incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Distressed or Defaulted Securities Risk. Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. The fund’s share price may decline if the reorganization or restructuring is not completed as anticipated. The fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. The fund could lose its entire investment in such securities.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the fund to sell these bonds.
Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds.
Taxable Investments Risk. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Effective August 10, 2020, CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between CSIM and the trust. Prior to August 10, 2020, Wasmer, Schroeder & Company, LLC (Wasmer Schroeder) provided the Predecessor Fund with investment management services under an investment advisory agreement.
Effective August 10, 2020, for its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.50% of the fund’s average daily net assets. Prior to August 10, 2020, Wasmer Schroeder was entitled to receive an annual fee, payable monthly, equal to 0.50% of the Predecessor Fund’s average daily net assets.
Expense Limitation
Although these agreements specify certain fees for these services, effective August 10, 2020, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.60%. Prior to August 10, 2020, Wasmer Schroeder agreed contractually to limit the Predecessor Fund’s total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.75%. Wasmer Schroeder could request recoupment of previously waived fees and paid expenses from the Predecessor Fund for 36 months from the date they were paid. Effective August 10, 2020, Wasmer Schroeder’s ability to recoup was terminated.
Prior to August 10, 2020, the officers of the Advisors Series Trust and the Chief Compliance Officer were also employees of the U.S. Bank Global Fund Services. Fees paid by the Predecessor Fund to U.S. Bank Global Fund Services for these services for the fiscal year ended February 29, 2020 and period ended August 31, 2020 are disclosed in the Statement of Operations.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
Effective August 10, 2020, the fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2020, the fund had no direct security transactions with other funds in the Fund Complex.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), effective August 10, 2020, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Redemption Fees:
The Fund charges a 1.00% redemption fee on shares sold or exchanged within 60 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee was suspended from April 13, 2020 through August 10, 2020. Amounts prior to August 10, 2020 were charged by the Predecessor Fund. The fees charged during the current and prior periods were:
Current Period (3/1/20-8/31/20)	Prior Period (3/1/19-2/29/20)	Prior Period (3/1/18-2/28/19)
$21,209	$2,945	$1,670

7. Borrowing from Banks:
Prior to August 10, 2020, the Predecessor Fund had an unsecured line of credit with the Predecessor Fund’s custodian in the amount of $10,000,000. The Predecessor Fund did not draw on this line of credit during the period from March 1, 2020 through August 10, 2020.
Effective August 28, 2020, the fund became a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from the line of credit during the period.
Subsequent to the end of the period, on October 1, 2020, the fund became a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2020, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab High Yield Municipal Bond Fund	$24,117,400	$31,811,163

9. Federal Income Taxes:
As of August 31, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Schwab High Yield Municipal Bond Fund
Tax cost	$63,130,988
Gross unrealized appreciation	$3,613,187
Gross unrealized depreciation	(1,193,723)
Net unrealized appreciation (depreciation)	$2,419,464
As of August 31, 2020, the components of distributable earnings on a tax basis were as follows:
Schwab High Yield Municipal Bond Fund
Undistributed tax-exempt income	$131,949
Undistributed ordinary income	48,978
Undistributed long-term capital gains	345,620
Net unrealized appreciation (depreciation) on investments	2,419,464
Total	$2,946,011
There are no differences between book basis and tax basis unrealized appreciation or unrealized depreciation.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2020, the fund had capital loss carryforwards of $1,391,261 with no expiration available to offset future net capital gains.
The tax basis components of distributions paid during the current and prior fiscal years ended were as follows:
Current Period Distributions
Tax-exempt income	$1,323,194
Year ended February 29, 2020 distributions**
Tax-exempt income	$2,788,936
Ordinary income	83,594
Long-term capital gains	601,506
Year ended February 28, 2019 distributions**
Tax-exempt income	3,508,006
Ordinary income	73,036
Long-term capital gains	120,855
** These distributions represent those of the Predecessor Fund.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of August 31, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended August 31, 2020, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
Prior to the close of business on August 10, 2020, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the Prior Auditor). The Prior Auditor’s reports on the financial statements of the Predecessor Fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab High Yield Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab High Yield Municipal Bond Fund (the “Fund”), a fund of Schwab Investments, as of August 31, 2020, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from March 1, 2020 through August 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 1, 2020 through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America. The statement of operations for the period from March 1, 2019 through February 29, 2020, the statement of changes in net assets for the two years in the period ended February 29, 2020, and the financial highlights for each of the five years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 29, 2020, expressed an unqualified opinion on such financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 19, 2020
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code, the fund designates 100.0% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2020.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
Initial Approval of Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate) called and held a meeting on February 24, 2020, in part, for the purpose of considering whether to appoint Charles Schwab Investment Management, Inc. (CSIM) as investment adviser to the Schwab High Yield Municipal Bond Fund (the Fund) under the investment advisory and administration agreement between Schwab Investments (the Trust) and CSIM (the Agreement). In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by CSIM and considered information that the Board receives from CSIM throughout the year, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also received data provided by an independent provider of investment company data. In recognition of the fact that the Fund had not yet commenced operations, the Board also considered information provided by CSIM in connection with the Board’s consideration of approval of the investment advisory agreement and administration with respect to the other funds within the Trust. The Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of each year, including information that relates to those funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees received advice from Independent Trustees’ legal counsel, including with respect to the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participated in question and answer sessions with representatives of CSIM and met in executive session outside the presence of Fund management.
CSIM informed the Board that the Fund would serve as a “shell” fund for the reorganization of Wasmer Schroeder High Yield Municipal Fund (the Target Fund) and it was further noted that this Fund would commence operations on the same day that the reorganization was effected.
The Board, including a majority of the Independent Trustees, approved the Agreement with respect to the Fund. The Board’s approval was based on consideration and evaluation of a variety of specific factors discussed at this meeting, including:
1.	the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources of CSIM and its affiliates to be dedicated to the Fund;
2.	the investment performance of the Target Fund and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s estimated expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to management of other funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the Fund and the resources of CSIM and its affiliates will dedicate to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Board considered that members of the Target Fund’s Portfolio Management and Research teams are expected to join CSIM. The Trustees also considered information provided by CSIM relating to services and support to be provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. Finally, the Trustees also considered Schwab’s

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reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported approval of the Agreement with respect to the Fund.
Fund Performance. Since the Fund had not commenced operations and is expected to serve as a shell fund for the reorganization of the Target Fund, the Board considered performance of the Target Fund relative to a peer category of other mutual funds and applicable indices/benchmarks in determining whether to approve the Agreement. The Trustees also considered the risk profile for the Fund and the appropriateness of the benchmark that would be used to compare the performance of the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expected performance of the Fund supported approval of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s estimated net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Board took into account the risk assumed by CSIM in the development of the Fund and the services to be provided as well as the competitive marketplace for financial products. The Trustees considered that CSIM had contractually agreed to limit certain expenses of the Fund to a specified level. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the expected compensation to be flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other potential benefits to be derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the expected compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems that would benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM, albeit uncertain, is reasonable and supported approval of the Agreement with respect to the Fund.
Economies of Scale. Recognizing that the Fund had not yet commenced operations and had no assets, the Trustees considered the potential existence of any economies of scale and whether those could be expected to be passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) expense cap by CSIM and its affiliates; and (iii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that CSIM will share any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund may increase as a result of regulatory or other developments. The Trustees considered that CSIM had contractually agreed to an expense cap with respect to the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund may be expected to obtain reasonable benefits from economies of scale if such economies develop.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

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Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays Municipal High Yield Index  An index that measures the performance of the non-investment grade and non-rated tax exempt bond market. Included in the index are securities from all 50 U.S. states and four other qualifying regions (Washington DC, Puerto Rico, Guam, and the Virgin Islands) that have par value of at least $3 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index includes state and local general obligation bonds and revenue bonds. Both high yield (Ba1/BB+/BB+ or below) and non-rated securities are eligible to be included in the index. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
Bloomberg Barclays Municipal Bond Index  An index that measures the performance of U.S. tax exempt bonds that have par value of at least $7 million. The securities in the index must be denominated in U.S. dollars and must be fixed-rate. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The securities in the index must be rated investment grade. The index is rebalanced at each month-end. At each rebalancing, cash is effectively reinvested into the return universe for the following month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements; and
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2020 Schwab Funds. All rights reserved.

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Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
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Asset Allocation Funds
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Schwab Target Funds
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Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR112064-00
00249647

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of eight series. Six series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, one series has a fiscal year-end of October 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eight operational series during 2020/2021 and the seven operational series during 2019/2020, based on their respective 2020/2021 and 2019/2020 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020	Fiscal Year 2020/2021	Fiscal Year 2019/2020
$259,000	$356,705	$0	$0	$24,800	$33,281	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.

[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2020/2021: $4,263,876	2019/2020: $33,281

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	June 17, 2022

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	June 17, 2022